                                BRIDGEWAY FUNDS

                 A no-load mutual fund family of domestic funds

                             AGGRESSIVE INVESTORS 1
                           (CLOSED TO NEW INVESTORS)

                             AGGRESSIVE INVESTORS 2

                          ULTRA-SMALL COMPANY (CLOSED)

                           ULTRA-SMALL COMPANY MARKET
                            (CLOSED TO NEW INVESTORS)

                           MICRO-CAP LIMITED (CLOSED)

                                SMALL-CAP GROWTH

                                SMALL-CAP VALUE

                                LARGE-CAP GROWTH

                                LARGE-CAP VALUE

                               BLUE CHIP 35 INDEX

                                    BALANCED

                                   PROSPECTUS
                                OCTOBER 31, 2003
                             WWW.BRIDGEWAYFUND.COM

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                          [BRIDGEWAY FUNDS LOGO]

         This prospectus presents concise information about Bridgeway Funds, Inc. that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby.

                                TABLE OF CONTENTS

The Funds                               2
Suitability                             2
Aggressive Investors 1 Fund             3
Aggressive Investors 2 Fund             7
Ultra-Small Company Fund               12
Ultra-Small Company
  Market Fund                          17
Micro-Cap Limited Fund                 22
Small-Cap Growth Fund                  27
Small-Cap Value Fund                   30
Large-Cap Growth Fund                  33
Large-Cap Value Fund                   36
Blue Chip 35 Index Fund                39
Balanced Fund                          44
Performance Prior to Fund
  Inception                            50
Management of the Funds                51
Code of Ethics                         54
Net Asset Values                       54
Rule 12b-1 and Shareholder
  Services Fees                        55
How to Purchase & Redeem Shares        55
Tax Sheltered Retirement Plans         58
Dividends, Distributions & Taxes       58
Investment Techniques                  60
Tax Efficiency                         61
Privacy Policy                         62


                           PROSPECTUS     OCTOBER 31, 2003
                              BRIDGEWAY FUNDS, INC.

THE FUNDS

         Bridgeway Funds, Inc. is a fully no-load diversified mutual fund family comprised of eleven Funds: Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund. Each Fund has its own investment objective, strategy, and risk profile.

SUITABILITY

All eleven Funds:

- are designed for investors with long-term goals in mind. THE FUNDS STRONGLY DISCOURAGE SHORT-TERM TRADING OF SHARES.

- offer you the opportunity to participate in financial markets through funds professionally managed by Bridgeway Capital Management, Inc. (the "Adviser").

-    offer you the opportunity to diversify your investments.

- carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

-    are not bank deposits and are not guaranteed or insured.

                           AGGRESSIVE INVESTORS 1 FUND
                         BRAGX (Closed to New Investors)

         INVESTMENT OBJECTIVE: The Aggressive Investors 1 Fund (the "Fund") seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

         PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and for shareholders in taxable accounts, a higher tax burden. This Fund will have "right of first refusal" over Aggressive Investors 2 to purchase small- and mid-cap stocks for which there is relatively limited liquidity. The Fund may also use aggressive investment techniques such as:

-    leveraging (borrowing up to 50% of its assets from banks),

- purchasing and selling futures and options on individual stocks and stock indexes,

-    entering into short-sale transactions (up to 20% of assets),

-    investing up to 25% of assets in a single company,

- investing up to 10% of assets in foreign companies (currently only those that trade on American Exchanges), and

- short-term trading (buying and selling the same security in less than a three-month timeframe).

         PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors 1 Fund are exposed to higher risk than the stock market as a whole and could lose money.

         Since the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

         Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of the Fund's net assets.

         The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data from the last five fiscal years, the average number of companies in the Fund has been between 38 to 76. The top ten stocks have sometimes accounted for more than half of Fund net assets. It is not unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings. This is called "focus," and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

         WHO SHOULD INVEST: The Fund closed to new investors on November 21, 2001 when net assets reached $275 million. The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR GRAPH]

1995            27.05%
1996            32.20%
1997            18.27%
1998            19.28%
1999           120.61%
2000            13.58%
2001           -11.20%
2002           -18.01%


Return from 1/1/03 through 9/30/03 was 38.21%.

Best Quarter: Q4 99, +69.34%            Worst Quarter: Q3 98, -23.28%

                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                                             SINCE
                                                                                           INCEPTION
FUND/INDEX                                          1 YEAR                  5 YEAR          (8/5/94)
----------                                          ------                  ------          --------
Bridgeway Aggressive Investors(1)
   Return Before Taxes                             -18.01%                 16.83%            20.23%
   Return After Taxes on Distributions(1)          -18.01%                 15.28%            18.52%
   Return After Taxes on Distributions and
      Sale of Fund Shares(1)                       -14.41%                 13.53%            16.82%
                                                  -------                -------           -------
S&P 500 Index(2) (reflects no deductions for
   fees, expenses or taxes)                        -22.10%                 -0.60%             9.97%
Russell 2000 Index(3) (reflects no deductions
   for fees, expenses or taxes)                    -20.48%                 -1.36%             6.99%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. (2) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (3) The Russell 2000 Index is an unmanaged index of small companies with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.


         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                   AGGRESSIVE INVESTORS 1 FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                               None
Sales Charge (Load) Imposed on Reinvested Dividends                    None
Redemption Fees                                                        None
Exchange Fees                                                          None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                        1.60%
Distribution (12b-1) [and / or service] Fees(2)                        0.00%
Other Expenses                                                         0.30%
  Total Annual Fund Operating Expenses                                 1.90%
Fee Waiver(3)                                                          0.00%
  Net Expenses                                                         1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 2.00%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                     AGGRESSIVE INVESTORS 1 EXPENSE EXAMPLE

                                 1 Year          3 Years          5 Years           10 Years
                                 ------          -------          -------           --------
Expenses                          $193            $597            $1,026             $2,222

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                AGGRESSIVE INVESTORS 1 FUND FINANCIAL HIGHLIGHTS

                                               Year         Year         Year         Year         Year
                                               Ended        Ended        Ended        Ended        Ended
                                              6/30/03      6/30/02      6/30/01      6/30/00      6/30/99
                                              -------      -------      -------      -------      -------
PER SHARE DATA
  Net Asset Value, beginning of period        $36.51        $41.94       $48.99       $26.02       $20.32

  Income (Loss) from investment operations
    Net Investment income (loss)               (0.27)        (0.34)       (0.42)       (0.60)       (0.13)
    Net realized and unrealized gain (loss)     3.70         (5.09)       (4.21)       27.86         6.43
                                              -------      -------      -------      -------      -------

      Total from investment operations          3.43         (5.43)       (4.63)       27.26         6.30
                                              -------      -------      -------      -------      -------

  Less distributions to shareholders
    Net investment income                       0.00          0.00         0.00         0.00         0.00
    Net realized gains                         (0.00)        (0.00)       (2.42)       (4.29)       (0.60)
                                              -------      -------      -------      -------      -------

      Total distributions                      (0.00)        (0.00)       (2.42)       (4.29)       (0.60)
                                              -------      -------      -------      -------      -------

  Net asset value, end of period              $39.94        $36.51       $41.94       $48.99       $26.02
                                              -------      -------      -------      -------      -------

FUND TOTAL RETURN                               9.40%       -12.95%       -9.40%      113.08%       33.38%

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)       $281,375      $276,876     $257,396      $44,902       $9,510
  Ratio to average net assets:
    Expenses after waivers and
      reimbursements                           1.90%          1.81%        1.80%        2.00%        1.04%
    Expenses before waivers and
      reimbursements                           1.90%          1.81%        1.80%        2.01%        1.04%
    Net investment income (loss) after
      waivers and reimbursements              (0.81%)        (0.89%)      (0.95%)      (1.52%)      (0.65%)

  Fund turnover rate                          138.0%         154.0%       109.6%       156.9%       211.0%

                         THE AGGRESSIVE INVESTORS 2 FUND
                                      BRAIX

         INVESTMENT OBJECTIVE: The Aggressive Investors 2 Fund (the "Fund") seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

         PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and, for shareholders in taxable accounts, a higher tax burden. The Aggressive Investors 1 Fund has "right of first refusal" over this Fund to purchase small- and mid-cap stocks for which there is relatively limited liquidity. The Fund may also use aggressive investment techniques such as:

-    leveraging (borrowing up to 50% of its assets from banks),

- purchasing and selling futures and options on individual stocks and stock indexes,

-    entering into short-sale transactions (up to 20% of assets),

-    investing up to 25% of assets in a single company,

- investing up to 10% of assets in foreign companies (currently only those that trade on American Exchanges), and

- short-term trading (buying and selling the same security in less than a three-month timeframe).

         DIFFERENCES BETWEEN AGGRESSIVE INVESTORS 2 FUND (REFERRED TO BY NAME OR "THE NEWER FUND") AND AGGRESSIVE INVESTORS 1 FUND (REFERRED TO BY NAME OR "THE OLDER FUND"): The Aggressive Investors 2 became operational on October 31, 2001. The Aggressive Investors 1 became operational on August 5, 1994, under the original name Bridgeway Aggressive Growth Portfolio. Bridgeway Funds' Board of Directors voted to close the older Fund to new investors at $275 million in net assets so that it would remain more nimble (able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

         The investment objective of both Funds is identical, but the execution of the strategy is different. For instance, the Adviser expects the newer Fund to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. However, the reverse may be true during the period that the Aggressive Investors 2 has lower net assets, as was true in the most recent fiscal year. The older Fund will have "right of first refusal" to purchase small- and mid-cap stocks for which there is relatively limited liquidity. This could put the newer Fund at a disadvantage relative to the older Fund, and potential investors should not rely on the returns of Aggressive Investors 1 to evaluate future potential returns of Aggressive Investors 2. In the long term, the Adviser expects the newer Fund to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Fund.

         PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors 2 Fund are exposed to higher risk than the stock market as a whole and could lose money.

         Because the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

         Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

         The Fund sometimes invests in a smaller number of companies than many mutual funds. It would not be unusual for one or two stocks each to represent 10% or more of Fund holdings. This is called "focus," and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Fund return.

         WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: The bar chart below shows the Fund's performance for the single full calendar year since inception on October 31, 2001. However, in future years multiple bars will provide an indication of risk. The table below the chart shows how the Fund's average annual returns for one calendar year and since inception compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.


                     ONE YEAR % RETURN AS OF 12/31/02

                                  [BAR GRAPH]

2002                    -19.02%


Return from 1/1/03 through 9/30/03 was 30.72%.

Best Quarter: Q2 03, +30.62%          Worst Quarter: Q3 02, -18.73%

               AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                       SINCE
                                                                     INCEPTION
FUND/INDEX                                          1 YEAR           (10/31/01)
----------                                          ------           ----------
Bridgeway Aggressive Investors(2)
  Return Before Taxes                               -19.02%             -13.61%
  Return After Taxes on Distributions(1)            -19.02%             -13.61%
  Return After Taxes on Distributions and
    Sale of Fund Shares(1)                          -15.22%             -10.86%
                                                   -------            --------

S&P 500 Index(2) (reflects no deductions for
  fees, expenses or taxes)                          -22.10%             -13.34%
Russell 2000 Index(3) (reflects no deductions
  for fees, expenses or taxes)                      -20.48%              -7.79%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. (2) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (3) The Russell 2000 Index is an unmanaged index of small companies with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                      AGGRESSIVE INVESTORS 2 FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                              None
Sales Charge (Load) Imposed on Reinvested Dividends                   None
Redemption Fees                                                       None
Exchange Fees                                                         None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                       0.85%
Distribution (12b-1) [and/or Service] Fees(2)                         0.00%
Other Expenses                                                        1.05%
  Total Operating Expenses                                            1.90%
Fee Waiver(3)                                                         0.00%
  Net Expenses                                                        1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                     AGGRESSIVE INVESTORS 2 EXPENSE EXAMPLE

                    1 Year        3 Years        5 Years       10 Years
                    ------        ------         -------       --------
Expenses            $193           $597          $1,026         $2,222

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                AGGRESSIVE INVESTORS 2 FUND FINANCIAL HIGHLIGHTS

                                                           Year ended         10/31/01(a)
                                                             6/30/03          to 6/30/02
                                                           ----------         ----------
PER SHARE DATA
Net Asset Value, beginning of period                         $10.25              $10.00
Income (Loss) from investment operations
  Net Investment income (loss)                                (0.09)              (0.08)
  Net realized and unrealized gain (loss)                      0.12                0.33
                                                           --------           ---------
    Total from investment operations                           0.03                0.25
                                                           --------           ---------
Less distributions to shareholders
  Net investment income                                       (0.00)              (0.00)
  Net realized gains                                          (0.00)              (0.00)
                                                           --------           ---------
    Total distributions                                       (0.00)               0.00
                                                           --------           ---------
Net asset value, end of period                               $10.28              $10.25
                                                           --------           ---------

FUND TOTAL RETURN                                              0.29%               2.50%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                         $21,107             $11,448
Ratio to average net assets:
  Expenses after waivers and reimbursements                    1.90%               1.90% (b)
  Expenses before waivers and reimbursements                   1.90%               1.98% (b)
  Net investment income (loss) after waivers and              (1.05%)             (1.24%)(b)
    reimbursements

Fund turnover rate                                            143.2%               68.0% (b)

(a) October 31, 2001 was the Fund's inception date.
(b) Annualized for periods less than a year.

                          THE ULTRA-SMALL COMPANY FUND
                                 BRUSX (Closed)

         INVESTMENT OBJECTIVE: The Ultra-Small Company Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra-small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange, although the majority of stocks in this Fund are listed on NASDAQ. On June 30, 2003, this group included stocks with a market capitalization of less than $166.4 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 20 to 2000 employees, produce annual revenues of $10 to $500 million and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets in ultra-small company stocks based on company size at the time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including "growth" and "value," but the Fund has historically had a strong value bias. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

         FUND CLOSING COMMITMENT: The Fund is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds' Board of Directors votes to reopen the Fund. The Fund closed to current shareholders on December 10, 2001 when assets exceeded $55 million. This size limitation keeps the Fund "nimble" in the marketplace, enabling the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

         PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large-company shares and significantly greater volatility than small-company shares and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

         Ultra-small companies may:
- have limited resources for expanding or surviving in a newly competitive environment,
-   lack depth of management,
-   have a limited product line, and
- be more sensitive to economic downturns than companies with large capitalizations.

         The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment, but ultra-small companies may be more susceptible to this risk following their strong relative returns from 2000 to 2003. Based on historical data, such periods of underperformance may last six years or more.

         WHO SHOULD INVEST: The Fund is closed to all additional investments except for dividend reinvestments. For current shareholders, the Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.


              YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR GRAPH]

1995            39.84%
1996            29.74%
1997            38.00%
1998           -13.11%
1999            40.41%
2000             4.75%
2001            34.00%
2002             4.17%


Return from 1/1/03 through 9/30/03 was 61.86%.

Best Quarter: Q2 03, +34.50%          Worst Quarter: Q3 98, -27.21%


               AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                         SINCE
                                                                       INCEPTION
FUND / INDEX                                    1 YEAR     5 YEAR      (8/5/94)
------------                                    ------     ------      ---------
Bridgeway Ultra-Small Company
  Return Before Taxes                            4.17%     12.27%        19.09%
  Return After Taxes on Distributions(1)         0.82%      9.70%        16.80%
  Return After Taxes on Distributions and
    Sale of Fund Shares(1)                       2.78%      9.16%        15.54%
                                               ------     ------       -------

CRSP Cap-based Portfolio 10 Index(2) (reflects
  no deductions for fees, expenses or taxes)    -6.02%      4.77%        10.51%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 1,800 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                       ULTRA-SMALL COMPANY FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                               None
Sales Charge (Load) Imposed on Reinvested Dividends                    None
Redemption Fees                                                        None
Exchange Fees                                                          None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                        0.90%
Distribution (12b-1) [and / or Service] Fees(2)                        0.00%
Other Expenses                                                         0.39%
  Total Annual Fund Operating Expenses                                 1.29%
Fee Waiver(3)                                                          0.00%
                                                                       ----
  Net Expenses                                                         1.29%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                    ULTRA-SMALL COMPANY FUND EXPENSE EXAMPLE

                         1 Year         3 Years          5 Years        10 Years
                         ------         -------          -------        --------
  Expenses                $131           $409              $708          $1,556

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                  ULTRA-SMALL COMPANY FUND FINANCIAL HIGHLIGHTS

                                         Year      Year      Year      Year      Year
                                        Ended     Ended     Ended     Ended     Ended
                                       6/30/03   6/30/02   6/30/01   6/30/00   6/30/99
                                       -------   -------   -------   -------   -------
                                                (restated)
PER SHARE DATA
Net Asset Value, beginning of period   $28.83    $26.99    $21.59    $14.91    $22.52
Income (Loss) from investment
  operations
  Net Investment income (loss)          (0.21)    (0.14)    (0.22)    (0.26)    (0.28)
  Net realized and unrealized
    gain (loss)                          7.99      4.43      5.62      6.94     (3.77)
                                       ------    ------    ------    ------    ------
    Total from investment operations     7.78      4.29      5.40      6.68     (4.05)
                                       ------    ------    ------    ------    ------
Less distributions to shareholders
  Net investment income                  0.00      0.00      0.00      0.00      0.00
  Net realized gains                    (3.68)    (2.45)     0.00      0.00     (3.56)
                                       ------    ------    ------    ------    ------
    Total distributions                 (3.68)    (2.45)     0.00      0.00     (3.56)
                                       ------    ------    ------    ------    ------
  Net asset value, end of period       $32.93    $28.83    $26.99    $21.59    $14.91
                                       ------    ------    ------    ------    ------

FUND TOTAL RETURN                        32.0%     17.0%     25.0%     44.8%    -14.6%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)   $77,448   $60,809   $51,764   $41,959   $32,648
Ratio to average net assets:
  Expenses after waivers and
    reimbursements                       1.29%     1.26%     1.61%     1.85%     2.00%
  Expenses before waivers and
    reimbursements                       1.29%     1.26%     1.61%     1.85%     2.26%
  Net investment income (loss) after
    waivers and reimbursements          (0.82%)   (0.53%)   (0.93%)   (1.36%)   (1.82%)

Fund turnover rate                       56.1%    120.6%     57.0%     65.4%     80.4%

                       THE ULTRA-SMALL COMPANY MARKET FUND
                         BRSIX (Closed to New Investors)

         INVESTMENT OBJECTIVE: The Ultra-Small Company Market Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGY: The Fund aims to achieve its objective by approximating the total return of the Cap-Based Portfolio 10 Index (the "Index") published by the University of Chicago's Center for Research in Security Prices ("CRSP") over longer time periods. The Adviser normally invests more than 80% of Fund net assets in ultra-small company stocks based on company size at the time of purchase. In choosing stocks for the Fund, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full index of stocks. Ultra-small companies are those with a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange, although a majority of Index and Fund stocks are traded on NASDAQ. On June 30, 2003, this group included stocks with a market capitalization up to $166.4 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000 Index of small companies. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. Companies this size typically have 20 to 2000 employees, produce annual revenues of $10 to $500 million, and may be known for just one product or service. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) Indeed, after more than six years of operations and five years of positive returns, the Fund has yet to distribute a capital gain. However, by paying close attention to trading costs, the Adviser seeks to conduct its tax management without detriment to the overall Fund return. Therefore, this Fund may also be an appropriate investment for shareholders in non-taxable accounts.

         PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibits much greater volatility than large-company shares and significantly greater volatility than small-company and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

         Ultra-small companies may:
- have limited resources for expanding or surviving in a newly competitive environment,
-   lack depth of management,
-   have a limited product line, and
- be more sensitive to economic downturns than companies with large capitalizations.

         The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

         Apart from the risk inherent in investing in ultra-small companies, there is risk that the Fund's total return may be lower than the total return of the Index that the Fund seeks to approximate. The actual return of this Fund could be lower than the Index for one or more of four reasons:

-   operating expenses cut into returns,
-   transaction costs reduce returns,
- the Fund does not own all of the roughly 2000 companies that comprise the Index, and
- the Fund's tax management strategy could someday result in higher trading costs, or a divergence between the makeup of the Index and that of the Fund.

         WHO SHOULD INVEST: The Fund closed to new investors on August 15, 2003 with net assets of approximately $500 million. The Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It may also be appropriate for investors in both taxable and non-taxable accounts. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.



                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR GRAPH]

1998            -1.81%
1999            31.49%
2000             0.67%
2001            23.98%
2002             4.90%



Return from 1/1/03 through 9/30/03 was 52.46%.

Best Quarter: Q2 03, +30.87%       Worst Quarter: Q3 98, -22.85%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                SINCE INCEPTION
FUND/INDEX                                    1 YEAR   5 YEAR      (7/31/97)
----------                                    ------   ------   ---------------
Bridgeway Ultra-Small Company Market Fund
  Return Before Taxes                          4.90%   11.07%       10.09%
  Return After Taxes on Distributions(1)       4.90%    9.15%        8.35%
  Return After Taxes on Distributions and
    Sale of Fund Shares(1)                     3.92%    4.77%        5.54%
                                              -----   ------       ------

CRSP Cap-based Portfolio 10 Index(2)(reflects
  no deductions for fees, expenses or taxes)  -6.02%    4.77%        5.54%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 2000 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                  ULTRA-SMALL COMPANY MARKET FUND FEE TABLE(1)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                                None
  Sales Charge (Load) Imposed on Reinvested Dividends                     None
  Redemption Fees(2)                                             0.00% - 2.00%
  Exchange Fees                                                           None

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees                                                        0.50%
  Distribution (12b-1) [and/or Service] Fees(3)                          0.00%
  Other Expenses                                                         0.35%
                                                                       ------
    Total Annual Fund Operating Expenses                                 0.85%
  Less Waiver and Expense Reimbursement(4)                              (0.10%)
                                                                       ------
    Net Expenses                                                         0.75%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) A 2% redemption reimbursement fee may be charged for redemptions in a down market (See page 21 for details). Separately, a 2% redemption reimbursement fee will be charged for shares held less than six months.

(3)The Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.75%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

               ULTRA-SMALL COMPANY MARKET FUND EXPENSE EXAMPLE(1)

                   1 Year        3 Years         5 Years        10 Years
                   ------        -------         -------        --------

  Expenses          $77            $261            $462           $1,040

(1) This fee table is based on last year's expenses. If a shareholder redeems within six months of purchase, he will pay an additional $201 in early redemption fees. Separately, if a shareholder redeems in a down market and the Board of Directors vote to impose a redemption reimbursement fee, the expenses will be $285, $487, $707, and $1,340.

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

              ULTRA-SMALL COMPANY MARKET FUND FINANCIAL HIGHLIGHTS

                                           Year      Year      Year      Year      Year
                                          Ended     Ended     Ended     Ended     Ended
                                         6/30/03   6/30/02   6/30/01   6/30/00   6/30/99
                                         -------   -------   -------   -------   -------
PER SHARE DATA
Net Asset Value, beginning of period      $8.70     $7.22     $6.62     $4.96     $5.69
                                         ------    ------    ------    ------    ------
Income (Loss) from investment Operations
  Net Investment income (loss)            (0.03)     0.00      0.05      0.03     (0.02)
                                         ------    ------    ------    ------    ------
  Net realized and unrealized gain (loss)  2.31      1.49      0.59      1.63     (0.71)
                                         ------    ------    ------    ------    ------
    Total from investment operations       2.28      1.49      0.64      1.66     (0.73)
                                         ------    ------    ------    ------    ------
Less distributions to shareholders
  Net investment income                    0.00     (0.01)    (0.04)     0.00      0.00
  Net realized gains                       0.00      0.00      0.00      0.00      0.00
                                         ------    ------    ------    ------    ------
    Total distributions                    0.00     (0.01)    (0.04)     0.00      0.00
                                         ------    ------    ------    ------    ------
Net asset value, end of period           $10.98     $8.70     $7.22     $6.62     $4.96
                                         ------    ------    ------    ------    ------

FUND TOTAL RETURN                        26.21%     20.7%      9.8%     33.5%    (12.8%)

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)   $312,041    $68,824    $9,078    $2,386    $1,586
Ratio to average net assets:
  Expenses after waivers and
    reimbursements                        0.75%     0.75%     0.75%     0.75%     0.75%
  Expenses before waivers and
    reimbursements                        0.85%     1.01%     1.61%     1.94%     2.43%
  Net investment income (loss) after
    waivers and reimbursements           (0.14)%   (0.05%)    0.77%    (0.53%)   (0.51%)

Fund turnover rate                        17.7%     55.8%    215.0%     39.5%     48.3%

         ULTRA-SMALL COMPANY MARKET REDEMPTION REIMBURSEMENT FEE: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Shareholders who redeem within six months of a purchase will automatically incur a 2% redemption reimbursement fee. This redemption reimbursement fee accrues to the Fund itself, not to the Adviser.

         In addition, the Bridgeway Funds Board of Directors reserves the right to impose a 2% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption reimbursement fee for shareholders who receive the following Tuesday's net asset value. This potential redemption reimbursement fee also accrues to the Fund itself, not to the Adviser.

         Implementation of the potential fee will be communicated to shareholders both on Bridgeway Funds' website, www.bridgewayfund.com, and the outgoing message of its phone system (800-661-3550). The Adviser will make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption.

                           THE MICRO-CAP LIMITED FUND
                                 BRMCX (Closed)

         INVESTMENT OBJECTIVE: The Micro-Cap Limited Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York Stock Exchange, although a majority of stocks in this Fund are listed on NASDAQ rather than the New York Stock Exchange. On June 30, 2003, this group included stocks with a market capitalization between $166.4 and $330.6 million. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small cap but larger than ultra small. Companies this size typically have 100 to 3500 employees, produce annual revenues of $100 million to $1 billion annually, and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets in micro-cap company stocks based on company size at time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

         FUND CLOSING COMMITMENT: The Fund is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds Board of Directors votes to re-open the Fund. The Fund closed to current shareholders on July 7, 2003 when net assets exceeded $55 million. This feature is crucial to the Fund's "focus" of investing in a smaller number of companies. Closing at a very low level of assets also keeps the Fund "nimble," enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

         PRINCIPAL RISK FACTORS: The market price of micro-cap shares typically exhibit much greater volatility (risk) than large-company shares. In addition, the Fund is focused on a smaller number of companies, which will also likely add to Fund volatility. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

         Micro-cap companies may:

- have limited resources for expanding or surviving in a newly competitive environment,

-   lack depth of management,

-   have a limited product line, and

- be more sensitive to economic downturns than companies with large capitalizations.

         The Fund is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

         The Fund is closed to all additional investments except for dividend reinvestments. For current shareholders, the Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

    PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of micro-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

              YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR GRAPH]

1999            49.55%
2000             6.02%
2001            30.20%
2002           -15.67%


Return from 1/1/03 through 9/30/03 was 47.65%.

Best Quarter: Q4 98, +41.58%          Worst Quarter: Q3 98, -24.00%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                              SINCE INCEPTION
FUND / INDEX                                      1 YEAR         (6/30/98)
------------                                      ------      ---------------
Bridgeway Micro-Cap Limited
  Return Before Taxes                             -16.61%          14.95%
  Return After Taxes on Distributions(1)          -18.11%          13.41%
  Return After Taxes on Distributions and Sale
    of Fund Shares(1)                             -13.27%          12.09%
                                                 -------          ------
CRSP Cap-based Portfolio 9 Index(2)(reflects no
deductions for fees, expenses or taxes)           -18.89%           2.86%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of roughly 611 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        MICRO-CAP LIMITED FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                    None
Sales Charge (Load) Imposed on Reinvested Dividends                         None
Redemption Fees                                                             None
Exchange Fees                                                               None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                             1.60%
Distribution (12b-1) [and / or Service] Fees(2)                             0.00%
Other Expenses                                                              0.53%
  Total Annual Fund Operating Expenses                                      2.13%
Fee Waiver(3)                                                              (0.23%)
  Net Expenses                                                              1.90%

(1)All figures in this table are expressed as a percentage of average net assets.
(2)The Adviser pays all distribution (12b-1) fees.
(3)The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                     MICRO-CAP LIMITED FUND EXPENSE EXAMPLE

                    1 Year         3 Years         5 Years        10 Years
                    ------         -------         -------        --------
  Expenses           $193           $645            $1,123         $2,444

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report. This report is available from Bridgeway Funds upon request.

                   MICRO-CAP LIMITED FUND FINANCIAL HIGHLIGHTS

                                          Year       Year       Year      Year       Year
                                         Ended      Ended      Ended     Ended      Ended
                                        6/30/03    6/30/02    6/30/01   6/30/00    6/30/99
                                        -------    -------    -------   -------    -------
PER SHARE DATA
Net Asset Value, beginning of period    $10.28      $9.92      $7.86     $6.38      $5.00
Income (Loss) from investment
  operations
  Net Investment income (loss)           (0.11)     (0.12)     (0.05)    (0.09)     (0.06)
  Net realized and unrealized gain
   (loss)                                 0.01       0.87       2.53      1.87       1.44
                                        ------      -----      -----     -----      -----
    Total from investment operations     (0.10)      0.75       2.48      1.78       1.38
                                        ------      -----      -----     -----      -----
Less distributions to shareholders
  Net investment income                   0.00      (0.00)      0.00      0.00       0.00
  Net realized gains                     (0.73)     (0.48)     (0.42)    (0.30)      0.00
                                        ------      -----      -----     -----      -----
    Total distributions                  (0.73)     (0.48)     (0.42)    (0.30)      0.00
                                        ------      -----      -----     -----      -----
  Net asset value, end of period         $9.36     $10.19      $9.92     $7.86      $6.38
                                        ------      -----      -----     -----      -----

FUND TOTAL RETURN                         0.93%      8.09%     33.64%    28.73%     27.60%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)    $56,422    $57,885    $51,451   $24,773    $13,932
Ratio to average net assets:
  Expenses after waivers and
    reimbursements                        1.90%      1.90%      1.90%     1.90%      1.54%
  Expenses before waivers and
    reimbursements                        2.13%      1.94%      2.09%     2.36%      1.54%
  Net investment income (loss) after
    waivers and reimbursements           (1.35%)    (1.22%)    (0.62%)   (1.25%)    (1.20%)

Fund turnover rate                        99.1%     124.0%      74.3%     86.7%     117.0%

                         BRIDGEWAY SMALL-CAP GROWTH FUND
                                 Class N Shares 108747841
                                 Class R Shares 108747833

         INVESTMENT OBJECTIVE: The Small-Cap Growth Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Bridgeway Funds defines "small stocks" as those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 28, 2003, this included companies smaller than $3.6 billion market capitalization. The median company size in the Bridgeway small-cap universe was $400 million. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the small-cap growth category for the Fund according to proprietary quantitative models. The Adviser normally invests more than 80% of Fund net assets in stocks from among those in the small-cap growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

         While the Fund is actively managed for long-term return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method results in a more tax-efficient fund than would otherwise be the case.

         Excluding turnover related to tax management, this Fund should normally have lower turnover and be more stable in composition than Bridgeway Funds' more actively-managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited and Ultra-Small Company).

         PRINCIPAL RISK FACTORS: Shareholders of the Small-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

         Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

         Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is also subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn.

         If too many small companies in the Fund outgrow the Fund's small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

         WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: No performance chart or table appears in this section since the Fund is new.

    FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SMALL-CAP GROWTH FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                Class N   Class R
                                                                          -------   -------
Sales Charge (Load) Imposed on Purchases                                    None      None
Sales Charge (Load) Imposed on Reinvested Dividends                         None      None
Redemption Fees                                                             None      None
Exchange Fees                                                               None      None

ANNUAL OPERATING EXPENSES(1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                             0.60%     0.60%
Distribution (12b-1) [and/or Service] Fees(2)                               0.00%     0.25%
Other Expenses                                                              0.64%     0.64%
                                                                            ----      ----
  Total Operating Expenses                                                  1.24%     1.49%
Fee Waiver(3)                                                              (0.30%)   (0.30%)
                                                                           ------    ------
  Net Expenses                                                              0.94%     1.19%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Distribution of Fund Shares" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses to not exceed 0.94% for Class N shares and 1.19% for Class R shares. This Agreement continues through June 30, 2004. Any material change to this Fund policy would require a vote by shareholders.

         The following example, estimated because the Fund is new, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              SMALL-CAP GROWTH FUND CLASS R SHARES EXPENSE EXAMPLE

                   1 Year        3 Years         5 Years        10 Years
                   ------        -------         -------        --------
Expenses           $121            $442           $785           $1,754

         The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%. Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors. (A list of no or low-cost distributors is available through Bridgeway Funds.) Expenses for the Class N shares would be 96, 364, 652 and 1,474 for 1-, 3-, and 5-, and
10-years respectively.

                         BRIDGEWAY SMALL-CAP VALUE FUND
                                 Class N Shares 108747825
                                 Class R Shares 108747817

         INVESTMENT OBJECTIVE: The Small-Cap Value Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "small stocks" as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 28, 2003, this included companies smaller than $3.6 billion market capitalization. The median company size in the Bridgeway small-cap universe was $400 million. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the small-cap value category for the Fund according to proprietary quantitative models. The Adviser normally invests more than 80% of Fund net assets in stocks from among those in the small-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

         While the Fund is actively managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method results in a more tax-efficient fund than would otherwise be the case.

         Excluding turnover related to tax management, this Fund should normally have lower turnover and be more stable in composition than Bridgeway Funds' more actively-managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company).

         PRINCIPAL RISK FACTORS: Shareholders of the Small-Cap Value Fund are exposed to above average stock market risk (volatility) and could lose money.

         Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

         Although value stocks have historically exhibited less volatility than growth companies over longer timeframes, this trend is not true in every shorter period, might not be true in the future and is unlikely to offset the additional volatility associated with small-cap stocks in general.

         If too many small companies in the Fund outgrow the Fund's small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

         WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, value-oriented stocks in an actively-managed fund, while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: No performance chart or table appears in this section since the Fund is new.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         SMALL-CAP VALUE FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     Class N   Class R
                                                                               -------   -------
Sales Charge (Load) Imposed on Purchases                                         None      None
Sales Charge (Load) Imposed on Reinvested Dividends                              None      None
Redemption Fees                                                                  None      None
Exchange Fees                                                                    None      None

ANNUAL OPERATING EXPENSES(1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                                  0.60%     0.60%
Distribution (12b-1) [and/or Service] Fees(2)                                    0.00%     0.25%
Other Expenses                                                                   0.64%     0.64%
                                                                                 ----      ----
  Total Operating Expenses                                                       1.24%     1.49%
Fee Waiver(3)                                                                   (0.30%)   (0.30%)
  Net Expenses                                                                   0.94%     1.19%

(1)All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Distribution of Fund Shares" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses to not exceed 0.94% for Class N shares and 1.19% for Class R shares. This Agreement continues through June 30, 2004. Any material change to this Fund policy would require a vote by shareholders.

         The following example, estimated because the Fund is new, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              SMALL-CAP VALUE FUND CLASS R SHARES EXPENSE EXAMPLE

                  1 Year         3 Years        5 Years        10 Years
                  ------         -------        -------        --------
Expenses          $121            $442           $785           $1,754

         The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%. Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors. (A list of no or low-cost distributors is available through Bridgeway Funds.) Expenses for the Class N shares would be 96, 364, 652 and 1,474 for 1-, 3-, and 5-, and
10-years respectively.

                         BRIDGEWAY LARGE-CAP GROWTH FUND
                           Class N Shares 108747882
                           Class R Shares 108747874

    INVESTMENT OBJECTIVE: The Large-Cap Growth Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

    PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "large stocks" as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 28, 2003, this included companies larger than $3.6 billion market capitalization. The median company size in the Bridgeway large-cap universe was $8.9 billion. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the large-growth category for the Fund according to proprietary quantitative models. More than 80% of Fund net assets are invested in stocks from among those in the large-growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

    While the Fund is actively managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method results in a more tax-efficient fund than would otherwise be the case.

    Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than Bridgeway Funds' more actively-managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company).

    PRINCIPAL RISK FACTORS: Shareholders of the Large-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

    Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

    In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market segments.

    WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want to invest in large, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

    PERFORMANCE: No performance chart or table appears in this section since the Fund is new.

    FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        LARGE-CAP GROWTH FUND FEE TABLE


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)      Class N   Class R
                                                                -------   -------

Sales Charge (Load) Imposed on Purchases                          None      None
Sales Charge (Load) Imposed on Reinvested Dividends               None      None
Redemption Fees                                                   None      None
Exchange Fees                                                     None      None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                                 0.50%     0.50%
Distribution (12b-1) [and/or Service] Fees (2)                  0.00%     0.25%
Other Expenses                                                  0.64%     0.64%
                                                               -----     -----

  Total Operating Expenses                                      1.14%     1.39%
Fee Waiver(3)                                                  (0.30%)   (0.30%)
                                                               -----     -----
  Net Expenses                                                  0.84%     1.09%

(1)All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Distribution of Fund Shares" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses to not exceed 0.84% for Class N shares and 1.09% for Class R shares. This Agreement continues through June 30, 2004. Any material change to this Fund policy would require a vote by shareholders.

    The following example, estimated because the Fund is new, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              LARGE-CAP GROWTH FUND CLASS R SHARES EXPENSE EXAMPLE

                  1 Year        3 Years         5 Years        10 Years
                  ------        -------         -------        --------
Expenses           $111          $411            $732           $1,643

      The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%. Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors. (A list of no or low-cost distributors is available through Bridgeway Funds.) Expenses for the Class N shares would be 86, 332, 599 and 1,359 for 1-, 3-, and 5-, and
10-years respectively.

                         BRIDGEWAY LARGE-CAP VALUE FUND

                                 Class N Shares 108747866
                                 Class R Shares 108747858

     INVESTMENT OBJECTIVE: The Large-Cap Value Fund ("Fund") seeks to provide long-term total return of capital, primarily through capital appreciation and some income.

     PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "large stocks" as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 28, 2003, this included companies larger than $3.6 billion market capitalization. The median company size in the Bridgeway large-cap universe was $8.9 billion. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the large-cap value category for the Fund according to proprietary quantitative models. More than 80% of the Fund's net assets are invested in stocks from among those in the large-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

     While the Fund is actively managed for long-term total return, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method results in a more tax-efficient fund than would otherwise be the case.

     Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than Bridgeway Funds' more actively-managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company).

     The income objective of the Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund stocks. However, not all Fund stocks pay dividends.

     PRINCIPAL RISK FACTORS: Shareholders of the Large-Cap Value Fund are exposed to significant stock market risk (volatility) and could lose money.

     While large-cap value stocks have historically exhibited less volatility than small stocks over longer time horizons, the Fund is subject to the risk that large-cap value stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last three to five years or more.

     In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose share holders to higher inflation risk (the risk that the Fund's value will not keep up with inflation) than some other stock market segments.

     WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to large, value-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: No performance chart or table appears in this section since the Fund is new.

    FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         LARGE-CAP VALUE FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     Class N  Class R
                                                               -------  -------
Sales Charge (Load) Imposed on Purchases                         None     None
Sales Charge (Load) Imposed on Reinvested Dividends              None     None
Redemption Fees                                                  None     None
Exchange Fees                                                    None     None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                                  0.50%    0.50%
Distribution (12b-1) Fees(2)                                     0.00%    0.25%
Other Expenses                                                   0.64%    0.64%
                                                                -----    -----
  Total Operating Expenses                                       1.14%    1.39%
Fee Waiver                                                      (0.30)%  (0.30)%
                                                                -----    -----
  Net Expenses                                                   0.84%    1.09%

(1)All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Distribution of Fund Shares" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses to not exceed 0.84% for Class N shares and 1.09% for Class R shares. This Agreement continues through June 30, 2004. Any material change to this Fund policy would require a vote by shareholders.


    The following example, estimated because the Fund is new, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              LARGE-CAP VALUE FUND CLASS R SHARES EXPENSE EXAMPLE

                  1 Year        3 Years         5 Years        10 Years
                  ------        -------         -------        --------
Expenses           $111          $411            $732           $1,643

    The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%. Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors. (A list of no or low-cost distributors is available through Bridgeway Funds.) Expenses for the Class N shares would be 86, 332, 599 and 1,359 for 1-, 3-, and 5-, and
10-years respectively.

                           THE BLUE CHIP 35 INDEX FUND
                                      BRLIX

    INVESTMENT OBJECTIVE: The Blue Chip 35 Index Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation, but also some income.

    PRINCIPAL INVESTMENT STRATEGY: The Fund seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the "Index"), a proprietary Index composed by the Adviser, while minimizing the distribution of capital gains and minimizing costs. Bridgeway Funds defines "ultra-large" as the largest 150 U.S. companies as defined by market capitalization, more commonly known as "blue chip." The Adviser normally invests more than 80% of Fund net assets in blue chip company stocks. As of June 30, 2003, more than 99% of the Fund's net assets were invested this way. The Fund invests in the stocks that comprise the Index and seeks to match the Index composition and weighting. Similar to other index funds, the actual return of this Fund will likely underperform the Bridgeway Ultra-Large 35 Index long term by an amount similar to the Fund expenses and transaction costs. The Adviser intends to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Fund turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Fund, and potentially imposing a redemption fee in a market downturn. The income objective of this Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund companies. However, not all of the companies in the Index pay dividends.

    INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up the vast majority of this roughly equally weighted Index, after excluding any tobacco companies and ensuring reasonable industry diversification. In order to achieve the balance of a "roughly equally weighted" index, more weight is periodically given to the stocks with the greatest decline in price. This contrasts with most other "market-cap weighted" indexes, which give more weight to the stocks that have appreciated the most in price. Thus, the Bridgeway Ultra-Large 35 Index is a more "contrarian" or "value-oriented" index structure. Other "market-cap weighted" indexes have characteristics more similar to a "momentum" structure.

    At the time of Index rebalancing in December 2001, the Index included all 23 of the largest U.S. companies, excluding one tobacco company. These companies are huge, "blue-chip," well-known names. As of June 30, 2003, Index companies ranged from $19.4 to $287.3 billion in market capitalization (market size). The Bridgeway Ultra-Large 35 Index is compiled by Bridgeway Capital Management, Inc. with taxable accounts in mind. The Index's company composition is rebalanced approximately every two or three years rather than annually. This strategy keeps Index turnover lower than a majority of other indexes.

                                   TRANSLATION

         What Are the "Active" Blue Chip Companies in the Index?

AOL Time Warner
American Int'l Group
Bankamerica
Berkshire Hathaway
Bristol Myers Squibb
Chevron
Cisco Systems
Citigroup
Coca-Cola
Comcast
Dell Computer
Dupont
Eli Lilly and Co
Exxon/Mobil
Federal Nat'l Mortgage
Ford
General Electric
Hewlett Packard
Home Depot
Intel
IBM
Johnson & Johnson
McDonalds
Merck
Microsoft
Minnesota Mng. & Mfg.
Oracle
Pepsico
Pfizer
Procter & Gamble
SBC Communications
Texas Instruments
United Parcel Services
Verizon Communications
Wal-Mart
Wells Fargo and Co

    PRINCIPAL RISK FACTORS: Shareholders of this Fund are exposed to significant stock market related risk (volatility) and could lose money.

    While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.

    The Fund is also subject to the risk that blue chip company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

    WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who want to invest in large U.S. companies, incurring low costs, and minimizing their own taxable capital gains income. Due to the low-cost nature of the Fund, it may also be appropriate for long-term investors in tax-deferred accounts, such as IRAs. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

    PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR GRAPH]

         1998       1999        2000      2001      2002
         ----       ----        ----      ----      ----
        39.11%     30.34%     -15.12%    -9.06%    -18.02%


Return from 1/1/03 through 9/30/03 was 14.13%.

Best Quarter: Q4 98, +25.33%    Worst Quarter: Q3 02, -15.35%

                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                         SINCE INCEPTION
FUND / INDEX                                          1 YEAR    5 YEAR      (7/31/97)
                                                      ------    ------   ---------------
Bridgeway Blue Chip 35 Index Fund
  Return Before Taxes                                 -18.02%    2.79%        2.57%
  Return After Taxes on Distributions(1)              -18.62%    2.38%        2.19%
  Return After Taxes on Distributions and Sale
    of Fund Shares(1)                                 -14.74%    2.08%        1.92%
                                                      ------    -----        -----
S&P 500 Index (2) (reflects no deductions
  for fees, expenses or taxes)                        -22.10%   -0.60%       -0.11%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is an index of large companies, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

    FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                      BLUE CHIP 35 INDEX FUND FEE TABLE(1)

SHAREHOLDER FEES (LOADS)


Sales Charge (Load) Imposed on Purchases                                 None
Sales Charge (Load) Imposed on Reinvested Dividends                      None
Redemption Fees(2)                                              0.00% - 1.00%
Exchange Fees                                                            None

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                                         0.08%
Distribution (12b-1) [and / or Service] Fees(3)                         0.00%
Other Expenses                                                          0.99%

Total Annual Fund Operating Expenses                                    1.07%

Fee Waiver and Expense Reimbursement(4)                                (0.92%)

Net Expenses                                                            0.15%

(1)All figures in this table are expressed as a percentage of average net assets.

(2)There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 1% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3)The Adviser pays all distribution (12b-1) fees.

(4)The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.15%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

    The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   BLUE CHIP 35 INDEX FUND EXPENSE EXAMPLE(1)

                  1 Year        3 Years         5 Years        10 Years
                  ------        -------         -------        --------
Expenses           $15           $249            $501           $1,223

(1) This fee is based on last year expenses. However, if a shareholder redeemed in a down market when the Board of Directors voted to impose the redemption reimbursement fee, the expenses would be $120 $362, $623, and $1,371.

    FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by

PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                  BLUE CHIP 35 INDEX FUND FINANCIAL HIGHLIGHTS


                                                  Year          Year          Year         Year           Year
                                                 Ended         Ended         Ended        Ended          Ended
                                                6/30/03       6/30/02       6/30/01      6/30/00        6/30/99
                                                -------       -------       -------      -------        -------
PER SHARE DATA
Net Asset Value, beginning of period            $  5.93       $  7.23       $  8.77     $    7.91      $   6.10
Income (Loss) from investment operations
  Net Investment income (loss)                     0.09          0.09          0.09          0.08          0.07
  Net realized and unrealized gain(loss)           0.21         (1.31)        (1.54)         0.85          1.77
                                                -------       -------       -------       -------       -------
    Total from investment operations               0.30         (1.22)        (1.45)         0.93          1.84
                                                -------       -------       -------       -------       -------
Less distributions to shareholders
  Net investment income                           (0.09)        (0.08)        (0.09)        (0.07)        (0.03)
  Net realized gains                               0.00          0.00          0.00          0.00          0.00
                                                -------       -------       -------       -------       -------
    Total distributions                           (0.09)        (0.08)        (0.09)        (0.07)        (0.03)
                                                -------       -------       -------       -------       -------
Net asset value, end of period                   $ 6.14        $ 5.93       $  7.23     $    8.77      $   7.91
                                                -------       -------       -------       -------       -------

FUND TOTAL RETURN                                  5.13%       -17.01 %      -16.61%        11.74%        30.34%

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)            $7,763        $5,532       $ 5,975     $   7,365      $  4,528
  Ratio to average net assets:
  Expenses after waivers and
    reimbursements                                 0.15%         0.15%         0.15%         0.15%         0.15%
  Expenses before waivers and
    reimbursements                                 1.07%         0.93%         0.68%         0.47%         0.90%
  Net investment income (loss) after
    waivers and reimbursements                     1.65%         1.35%         1.15%         0.98%         1.06%

Fund turnover rate                                 24.9%         40.8%         24.0%         25.9%         16.6%



    BLUE CHIP 35 INDEX REDEMPTION REIMBURSEMENT FEE: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for remaining shareholders. Consequently, the Bridgeway Funds Board of Directors reserves the right to impose a 1% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption reimbursement fee for shareholders who receive the following Tuesday's net asset value. Implementation of the fee will be communicated to shareholders both on Bridgeway Funds' website, www.bridgewayfund.com, and the outgoing message of its phone system (800-661-3550). The Adviser will make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption. This fee accrues to the Fund itself, not to the Adviser.

                                THE BALANCED FUND
                                      BRBPX

         INVESTMENT OBJECTIVE: The Balanced Fund (the "Fund") seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

                                   TRANSLATION

                           What is "short-term risk?"

         As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A fund beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the fund. "Downside risk" is independent of the timing of stock market moves. A "downside risk" of 40% means that the total of all negative monthly fund returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market.

         PRINCIPAL INVESTMENT STRATEGY: The Fund uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of Fund assets may be invested in option writing. In most market environments, covered calls and secured puts afford the investor some "cushion" against a stock market decline but more limited appreciation potential in a stock market rise. The Fund may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles including both "growth" and "value." Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Fund will write options in the amounts the Adviser believes is appropriate in achieving its investment objective.

                                   TRANSLATION

                    What are covered calls and secured puts?

         Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Fund will sell a call only on a stock that the Fund owns. This is called a "covered" call. A put is a contract to sell a set number of shares of a stock (called the "underlying stock") on a certain future date at a specified price. A "secured put" indicates that the Fund owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

                                   TRANSLATION

     How does this Fund compare to most bond funds and other balanced funds?

         Historically, two types of mutual funds have had volatility comparable to that targeted by this Fund - bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate- and long-term bonds, this Fund should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Fund's option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Fund seeks to provide an efficient trade-off between short-term risk and return.

         The second main strategy is fixed-income investments. The Adviser normally invests at least 25% of the Fund's total assets in fixed-income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/ or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser's appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In addition, the Fund's strategy with respect to credit rating may vary over time. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. The Adviser anticipates that fixed income investments will largely be limited to U. S. government securities and high quality corporate debt.

         To summarize, selling covered call and secured put options reduces the Fund's volatility and provides some cash flow, which is the Fund's primary source of return. The combination of stock and fixed-income investments and the steady cash flow from the sale of call and put options is designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.

         PRINCIPAL RISK FACTORS: The Fund's stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. In addition, the Adviser may not always write options on the full number of shares of stock it owns, exposing the Fund to the full market risk of these shares.

         Another important risk is that the individual stocks in the Fund may not perform as well as expected.

         The Fund invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than large companies.

         The Fund's fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

         A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Fund's option strategies may not fully protect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the Fund manager and support personnel.

         In summary, the Fund could experience a loss in the stock, option, and fixed-income portions of its holdings at the same time. Thus, the value of your investment in the Fund may go up or down, which means that you could lose money.

         WHO SHOULD INVEST: The Adviser believes that this Fund is appropriate as a mid to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: The bar chart below shows the Fund's performance for the single full calendar year since inception. However, in future years multiple bars will provide an indication of risk. The table below the chart shows how the Fund's average annual returns for one year and since inception compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR GRAPH]

2002            -3.51%


Return from 1/1/03 through 9/30/03 was 10.74%.

Best Quarter: Q2 03, +8.30%          Worst Quarter: Q3 01, -7.70%

                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                      SINCE INCEPTION
FUND/INDEX                                                   1 YEAR      (6/30/01)
----------                                                   ------      ---------
Bridgeway Balanced
  Return Before Taxes                                          -3.51%         -3.84%
  Return After Taxes on Distributions(1)                       -3.79%         -4.15%
  Return After Taxes on Distributions and Sale of Fund
    Shares(1)                                                  -2.94%         -3.22%
                                                              ------         ------

S&P 500 Index (2) (reflects no deductions for fees,
  expenses or taxes)                                          -22.10%        -18.46%
Bloomberg/EFFAS Bond Index(3) (reflects no deductions
  for fees, expenses or taxes)                                  5.80%          6.73%
Balanced Benchmark(4) (reflects no deductions for fees,
  expenses or taxes)                                           -4.71%          -2.94%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) Performance of Balanced Fund Index as measured by Lipper, Inc.

(3) The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the one- to three-year U.S. Government bond market.

(4) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government one- to three-year Total Return Bond Index. Past performance does not guarantee future results.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                             BALANCED FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                              None
Sales Charge (Load) Imposed on Reinvested Dividends                   None
Redemption Fees                                                       None
Exchange Fees                                                         None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                       0.60%
Distribution (12b-1) [and/or Service] Fees(2)                         0.00%
Other Expenses(3)                                                     1.06%
  Total Annual Fund Operating Expenses                                1.66%
Fee Waiver(3)                                                        (0.72%)
  Net Expenses                                                        0.94%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          BALANCED FUND EXPENSE EXAMPLE

                  1 Year         3 Years         5 Years        10 Years
                  ------         -------         -------        --------
Expenses           $96            $453            $834           $1,905

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                       BALANCED FUND FINANCIAL HIGHLIGHTS

                                                         Year        Year
                                                         Ended       Ended
                                                        6/30/03     6/30/02      6/30/01(a)
                                                        -------     -------      ---------
PER SHARE DATA
  Net Asset Value, beginning of period                   $9.87       $10.00       $10.00
                                                        ------      -------      -------
  Income (Loss) from investment operations
    Net Investment income (loss)                          0.10         0.04         0.00
    Net realized and unrealized gain (loss)               0.15        (0.12)        0.00
                                                        ------      -------      -------
      Total from investment operations                    0.25        (0.08)        0.00
                                                        ------      -------      -------
  Less distributions to shareholders
    Net investment income                                (0.06)       (0.05)        0.00
    Net realized gains                                   (0.01)        0.00         0.00
                                                        ------      -------      -------
      Total distributions                                (0.07)       (0.05)        0.00
                                                        ------      -------      -------
  Net asset value, end of period                         $9.96        $9.87       $10.00
                                                        ------      -------      -------

FUND TOTAL RETURN                                         2.57%       -0.80%        0.00%

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                   $8,344       $4,960         $370
  Ratio to average net assets:
    Expenses after waivers and reimbursements             0.94%        0.94%        0.00%
    Expenses before waivers and reimbursements            1.66%        2.07%        0.00%
    Net investment income (loss) after waivers            0.86%        0.49%        0.00%
      and reimbursements

Fund turnover rate                                        98.2%       112.5%        0.00%

(a) June 30, 2001 was the Fund's inception date.

PERFORMANCE PRIOR TO FUND INCEPTION

         The following table is based on the historical financial statements of the four pools of assets ("accounts") that were precursor to the four
Bridgeway Funds: Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value. From June 30, 2002 until October 31, 2003, these four accounts were operated using the same investment objectives, investment strategies, principal risk factors, and investment restrictions as the current mutual funds and were operated much as if they had been publicly available mutual funds. However, there are notable differences. First, the accounts did not need to accommodate cash flows in and out; thus, transaction costs were likely lower than they would have been otherwise. No adjustment has been made for this theoretical difference. Second, the accounts did not incur operating expenses that a mutual fund would bear. Consequently, the performance numbers below have been reduced by the maximum operating expenses borne by Class R
Fund shareholders, namely: 1.19% of net assets for Small-Cap Growth and Small-Cap Value and 1.09% of net assets for Large-Cap Growth and Large-Cap Value per year. Third, during the first month of operations in July, 2002, the four accounts had partial cash balances which improved performance in the context of the bear market. The Adviser would not expect this favorable "cash cushioning" effect to apply in the future. The Adviser estimates this cash cushioning to have added the following return amounts to the accounts: Small-Cap Growth, 3.1%; Small-Cap Value, 11.6%; Large-Cap Growth, 0.8%; and Large-Cap Value, 11.9%. No adjustments have been made to the performance numbers below for this cash cushioning effect.

        CUMULATIVE TOTAL RETURN FOR ACCOUNTS PRIOR TO FUND INCEPTION(1)
                     (JUNE 30, 2002 TO SEPTEMBER 30, 2003)

                                 SMALL    SMALL   LARGE    LARGE
                                  CAP      CAP     CAP      CAP
FUND / INDEX                     GROWTH   VALUE   GROWTH   VALUE
-----------------------------------------------------------------
Total Return of the Fund          16.7%   30.2%    18.7%   13.5%
-----------------------------------------------------------------
Russell 2000 Growth Index (2)     11.2%
-----------------------------------------------------------------
Russell 2000 Value Index (3)               3.6%
-----------------------------------------------------------------
Russell 1000 Growth Index (4)                       7.0%
-----------------------------------------------------------------
Russell 1000 Value Index (5)                                1.0%

(1) The past performance of the four precursor accounts is not indicative of the future performance of the four new funds. (2) The Russell 2000 Growth Index is an unmanaged index of small growth companies with dividends reinvested. (3) The Russell 2000 Value Index is an unmanaged index of small value companies with dividends reinvested. (4) The Russell 1000 Growth Index is an unmanaged index of large growth companies with dividends reinvested. (5) The Russell 2000 Growth Index is an unmanaged index of large value companies with dividends reinvested.

MANAGEMENT OF THE FUNDS

         The Board of Directors of Bridgeway Funds, Inc. ("Bridgeway Funds" or "Funds") oversees the Funds' management, decides on matters of general policy and reviews the activities of the Funds' Adviser. The Board also makes decisions concerning investment strategies, but will not change a Fund's stated size limitations or closing commitments without a vote of shareholders. The Funds' officers conduct and supervise its daily operations. Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, acts as the Investment Adviser (the "Adviser"). The Adviser is a Texas corporation that was organized in 1993. John Montgomery is President of both Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. The Adviser has managed the affairs of Bridgeway Funds since inception of the first fund offerings. The Adviser's investment management team selects the securities of all eleven Funds through proprietary models developed by the Adviser. The investment management team, led by John Montgomery, is comprised of five investment professionals. John is the designated portfolio manager on ten of the Funds and Dick Cancelmo is the designated portfolio manager of the Balanced Fund.

         The Adviser is responsible for the investment and reinvestment of Bridgeway Funds' assets and provides personnel and administrative services for operation of the Funds' daily business affairs. It formulates and implements a continuous investment program for each Fund consistent with its investment objectives, policies and restrictions. For the fiscal year ended June 30, 2003, the Adviser received the following investment advisory fees:

          MANAGEMENT FEE FOR THE FISCAL YEAR ENDED JUNE 30, 2003(1),(2)

                                                           PERFORMANCE-BASED
PORTFOLIO                          MANAGEMENT FEE         MANAGEMENT FEE RANGE
---------                          --------------         --------------------
Aggressive Investors(1)                1.60%                  0.20 to 1.60%
Aggressive Investors(2)                0.90%                  0.20 to 1.60%
Ultra-Small Company                    0.90%                       NA
Ultra-Small Company Market             0.50%                       NA
Micro-Cap Limited                      1.60%                  0.20 to 1.60%
Small-Cap Growth(2)                    0.60%                  0.55 to 0.65%
Small-Cap Value(2)                     0.60%                  0.55 to 0.65%
Large-Cap Growth(2)                    0.50%                  0.45 to 0.55%
Large-Cap Value(2)                     0.50%                  0.45 to 0.55%
Blue Chip 35 Index                     0.08%                       NA
Balanced                               0.60%                       NA

(1) All fees in this table are expressed as a percentage of average net assets.
(2) Fees for Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds are prospective since the Funds did not become effective until October 31, 2003.

         Micro-Cap Limited, Aggressive Investors 1 and Aggressive Investors 2 have performance-based fees that vary from 0.20% to 1.60% of net assets, depending on performance relative to a market index over the last 5 years (or since inception if the Fund is not yet five years old). The fee for Ultra-Small Company and the base fee for Micro-Cap Limited are calculated as follows: $0 to $27.5 million in net assets, the fee is 0.90%. From $27.5 million to $55.0 million, the fee is $495,000 subject to a maximum of 1.49%. From $55 million to $250 million, the fee is 0.90%. From $250 million in assets the fee decreases to 0.875%, and above $500 million it decreases to 0.850%.

                                   TRANSLATION

                        Who Manages the Bridgeway Funds?

         Bridgeway Capital Management is the Adviser for all eleven Bridgeway Funds. The Adviser is responsible for all investment decisions subject to the investment strategies, objectives and restrictions applicable to each Fund. Nine Funds are actively managed. The other two Funds are more passively managed, seeking to track two distinct indexes.

                   How Are the Actively Managed Funds Managed?

         The Adviser uses multiple quantitative models to make investment decisions. For the actively managed Funds, these models were originally developed by the Adviser and are maintained by the Investment Management Team. Although the models are proprietary, some information may be shared for the investor's understanding.

- The Adviser uses multiple, multi-factor models to manage the Funds. The Adviser looks at stocks from a variety of different perspectives using different models seeking to "dampen" some of the volatility inherent in each model and style. A confluence of favorable factors will result in a stock being included in an actively managed Fund.

- The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

- The Adviser does not talk to company management or Wall Street analysts. The models use real, timely, publicly available financial and technical data from objective sources such as the SEC filings as input, avoiding the emotions or biases of third parties.

- The Adviser never times the market or incorporates economic prognostication.

- The Adviser seeks to avoid bad data. The Adviser seeks to "tip the scales" in Funds' favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

                     Who is the Investment Management Team?

         The Investment Management Team operates and maintains the various quantitative models used for each Fund and performs all the research supporting each model. The Investment Management Team is lead by John Montgomery, the President of the Fund and the Adviser. It is comprised of five investment professionals on the Adviser's staff. There are at least two individuals assigned to the operation and maintenance of each model. This ensures that the models are managed by the team so that there is no single point of dependence.

         John Montgomery is the portfolio manager on all the Bridgeway Funds except the Balanced Fund, which is managed by Richard P. Cancelmo (Dick). John and Dick lead the Investment Management team for their respective Funds.

                      Who is Bridgeway Capital Management?

         Bridgeway Capital Management was incorporated in 1993. The advisory firm has a very lean cost structure, relying heavily on technology and a small but very talented and dedicated team of partners. These factors enable the firm to offer creative products to the mutual fund industry such as the Ultra-Small Company Fund and Ultra-Small Company Market Fund, which focus on the smallest of publicly traded stocks, as well as the Balanced Fund, which employs a unique set of risk management techniques.

         The Adviser has an unusual corporate culture with a high-energy, fun, and cost-conscious atmosphere where all staff members are viewed as partners. Stressing process and results over titles and status, no partner, including the President, can make more than seven times the total compensation of the lowest paid partner. The firm ascribes to four business values: integrity, investment performance, cost efficiency and service.

CODE OF ETHICS

         Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Neither Bridgeway Funds nor the Adviser:

o        takes part in directed brokerage arrangements,

o        pays soft dollar commissions,

o        has a brokerage relationship with any affiliated organization, or

o        invests in tobacco companies.

         Fund managers are encouraged to invest in shares of the Funds and are not allowed to purchase shares of equity securities that the Funds might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Funds and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics.

         Copies of the Code of Ethics may be obtained from our web address www.bridgewayfund.com/MIethics.asp. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Funds or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Capital Management.

                                   TRANSLATION

                  What's the Big Deal About the Code of Ethics?

         We take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between Bridgeway Funds and the Adviser. We try to ensure that the interests of the Adviser are aligned with those of the shareholders.

NET ASSET VALUE (NAV)

         The net asset value per share of each Fund is the value of the Fund's investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. The value of the Fund's securities is determined by the market value of these securities.

         Because the Funds charge no sales loads, the price you pay for shares is the Fund's net asset value ("NAV"). The Funds are open for business every day the New York Stock Exchange ("NYSE") is open. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received. The Adviser calculates the NAV for each Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Currently, the Funds use prices based on the 4:00 p.m. Eastern time NYSE close. Mutual fund marketplaces and members of the National Securities Clearing Corporation ("NSCC") may have an earlier cut-off time for pricing your transaction.

         Foreign markets may be open on days when US. markets are closed; therefore, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. The NAV of each Fund, however, will only change when it is calculated at the NYSE daily close.

RULE 12b-1 AND SHAREHOLDER SERVICES FEES

         On October 15, 1996 the Bridgeway Funds shareholders approved a 12b-1 Plan for distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to reimburse the Funds for all distribution costs. The plan has been reapproved each year by the Independent Directors of the Bridgeway Funds in a meeting held in person. The class of shares covered in this original 12b-1 Plan has been designated "Class N," and will continue its no-fee status. Any future change in this no-fee status would take a vote of shareholders.

         On October 22, 2003, the shareholders approved an amendment to the 12b-1 plan that permits Bridgeway Funds to add additional classes of shares with a maximum 0.25% 12b-1 fee, which is paid by the shareholders of that share class. Because the fees on Class R shares are paid out of the Fund's assets on an on-going basis, over time they will increase the costs of that investment and will likely cost more than Class N shares. The primary purpose of this new class of shares is to allow continued access to some Bridgeway Funds at marketplaces that are beginning to charge new fees, increase their fees, or restrict access by discontinuing "transaction fee" services. Thus, the existence of class R shares should give broader access to our Funds, while protecting the lower costs associated with the class N shares.

HOW TO PURCHASE AND REDEEM SHARES -

         Shareholders may purchase and redeem Bridgeway Funds through most mutual fund marketplaces. Low-cost marketplaces that offer shares of the Funds with no transaction fee are Scottrade Securities (800-619-7283) and E*Trade Securities (800-786-2575), although E*Trade currently charges a $10 maintenance fee for accounts less than $10,000. Other marketplaces, brokers and members of NSCC charge shareholders a transaction fee ranging from $5 to $200 to cover operational costs. These fees vary and do change. Class N shares with no 12b-1 fee are available at these marketplaces that provide a lower cost service alternative for the Funds. Many Bridgeway Funds investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation.

         Class R shares are sold through some full-service or higher-cost marketplaces and through retirement plans. Class R 12b-1 fees cover charges to the Funds for accessing these distribution channels. Because the 12b-1 fees on Class R shares are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost more than the Class N shares.

         A complete list of marketplaces is available on our website www.bridgewayfund.com under "How to Buy Shares." In some cases, you can complete an application at the marketplace website and wire cash from your bank account for your initial investment the same day. The minimum investment in any Fund is $2,000, although some marketplaces may require a higher amount. The minimum subsequent investment is the amount required by the fund marketplace.

         Shareholders who purchase shares through marketplaces or members of NSCC should contact those organizations for redemption instructions.

         FREQUENT TRADING OF FUND SHARES

         Bridgeway Funds discourages frequent redemptions or using the Funds as short-term trading vehicles; they are intended for long-term investors. Shareholders who make a practice of frequent buying and selling of the Fund shares may not be permitted to make additional investments in Bridgeway Funds. Two times annually is considered frequent and includes exchanges among Funds. Shareholders of Ultra-Small Company Market Fund will incur a 2% redemption reimbursement fee for shares held less than six months.

         Bridgeway Funds reserves the right to refuse any purchase.

         SELLING SHARES

         The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or unusual market conditions. If the Funds have not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

         REDEMPTION OF VERY SMALL ACCOUNTS

         In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts held directly with Bridgeway Funds that are valued at less than $1,000, the Fund will give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

         REDEMPTION OF VERY LARGE ACCOUNTS

         While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $500,000 or more. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds--up to seven business days--if the amount will disrupt a Fund's operation or performance. If your redemptions total more than $500,000 within any 90-day period, the Funds reserve the right to pay part or all of the redemption proceeds above $500,000 in kind (i.e., in securities, rather than in cash). If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

         EXCHANGE PRIVILEGES

         You may sell your Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone or in writing, unless you declined telephone privileges on your account application. For a list of Funds available for exchange, please consult this prospectus or our website, www.bridgewayfund.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase, they may have tax consequences.

         You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

         The Funds strongly discourage short-term trading of shares. Two times annually is considered frequent and includes exchanges among Funds.

         RETIREMENT ACCOUNTS

         The Funds offer IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

TAX-SHELTERED RETIREMENT PLANS

         Shares of the Funds may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact Bridgeway Funds or the marketplaces previously described.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Funds declare dividends from net investment income and distributions from net capital gains annually and pay any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Funds will be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

         HOW DISTRIBUTIONS ARE TAXED

         The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in any of the Funds.

         Except for retirement accounts such as IRA, Keogh, and other tax-advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them, except that if they are paid to you in January, they are taxable as if they had been paid the previous year.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Short-term capital gain distributions are generally taxed as ordinary income. Long-term capital gain distributions are generally taxed at long-term capital gains rates. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

         HOW TRANSACTIONS ARE TAXED

         When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Funds, usually have tax consequences. Tax-advantaged retirement accounts will not be affected.

         TAXES WITHHELD

         By law, the Funds must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Funds to do so.

INVESTMENT TECHNIQUES

         The following table facilitates a comparison of investment techniques which may be used by each Fund.


                                                              Ultra-                                                Blue
                                                     Ultra-   Small    Micro-    Small-   Small-  Large-   Large-   Chip
                         Aggressive    Aggressive    Small   Company     Cap      Cap      Cap     Cap      Cap      35
                        Investors 1   Investors 2   Company   Market   Limited   Growth   Value   Growth   Value    Index   Balanced
                        -----------   -----------   -------  -------   -------   ------   -----   ------   -----    -----   --------
Borrowing
  (leveraging)(1)          Yes           Yes           No       No       No        No       No       No      No       (3)      No
Hedging                    Yes           Yes           No       No       No        No       No       No      No       No       Yes
Options (stock index)      Yes           Yes           No       No       No        No       No       No      No       No       Yes
Futures (stock index)      Yes           Yes           (2)      (2)      (2)       (2)      (2)      (2)     (2)      No       Yes
Options (other)            Yes           Yes           No       No       No        No       No       No      No       No       Yes
Futures (other)            Yes           Yes           No       No       No        No       No       No      No       No       Yes
Covered Calls              Yes           Yes           No       No       No        No       No       No      No       No       Yes
Secured Puts               Yes           Yes           No       No       No        No       No       No      No       No       Yes
Short sales                Yes           Yes           No       No       No        No       No       No      No       (3)      Yes
Warrants                   Yes           Yes           No       No       No        No       No       No      No       No       Yes
Foreign companies/
  ADRs                     Yes           Yes           Yes      No       Yes       Yes      Yes      Yes     Yes      No       Yes
Closed-end investment
  companies                Yes           Yes           No       No       No        No       No       No      No       No       No
Lending(4)                 Yes           Yes           Yes      Yes      Yes       Yes      Yes      Yes     Yes      Yes      Yes
High turnover              Yes           Yes           Yes      No       Yes       No       No       No      No       No       Yes
Short-term trading         Yes           Yes           Yes      No       Yes       Yes      Yes      Yes     Yes      No       Yes


(1) Any Fund may borrow on a temporary short-term basis, for example in order to meet a redemption request, from a bank or other Bridgeway Fund.

(2) These Funds may only take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. No more than 35% of Fund net assets will be at risk in this limited use of stock index futures.

(3) The Blue Chip 35 Index Fund will only borrow on a temporary basis for the purpose of selling short "against the box."

(4) All funds may lend their securities to third parties and may lend cash to other Bridgeway Funds on a short term basis.

TAX EFFICIENCY

         The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

         An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Fund through June 30, 2003. It assumes that a shareholder was invested in the Fund for the full period since inception, had paid taxes at the maximum federal marginal rates and continues to hold the shares. Currently, these rates are 36.1% for income, 36.1% for short-term capital gains, and 15% for long-term capital gains (those of more than one year). These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have appreciated in value but have not been sold. It also ignores the taxes an individual would pay if they sold their shares. The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of Bridgeway Funds' fiscal year, June 30, 2003.

                         BRIDGEWAY FUNDS TAX EFFICIENCY

                                      % Tax                   % Tax
                                  Efficiency for          Efficiency for
Fund                                Shares Held            Shares Sold
----                              --------------          --------------
Aggressive Investors 1                 88.7%                   79.9%
Aggressive Investors 2                100.0%                   99.6%
Ultra-Small Company                    84.9%                   75.8%
Ultra-Small Company Market             99.7%                   91.6%
Micro-Cap Limited                      95.2%                   87.7%
Small-Cap Growth                        New                     New
Small-Cap Value                         New                     New
Large-Cap Growth                        New                     New
Large-Cap Value                         New                     New
Blue Chip 35 Index                     98.0%                   95.1%
Balanced                               99.7%                   99.3%

         Bridgeway Funds pays attention to taxes in all its Funds. However, the active management style of Ultra-Small Company, Aggressive Investors 1, Aggressive Investors 2, Micro-Cap Limited and Balanced make these Funds less tax-efficient than Blue Chip 35 Index and Ultra-Small Company Market. Blue Chip 35 Index and Ultra-Small Company Market have been extremely tax efficient, even among index funds.

         Neither the Blue Chip 35 Index Fund nor the Ultra-Small Company Market Fund has distributed capital gains in the six years since inception; we expect none in the seventh year. However, these Funds do distribute taxable dividend income.

     PRIVACY POLICY

         As the Investment Adviser for Bridgeway Funds, Inc., Bridgeway Capital Management, Inc. invests the assets of the Funds and manages their day-to-day business. On behalf of the Bridgeway Funds, Bridgeway Capital Management makes the following assurance of your privacy.

         BRIDGEWAY'S COMMITMENT TO YOU

         We work hard to respect the privacy of your personal and financial data.

         NOT USING YOUR PERSONAL DATA FOR OUR FINANCIAL GAIN

         Bridgeway Capital Management has never sold shareholder information to any other party, nor have we exchanged such data with any other organization. Moreover, we have no plans to do so in the future. Our policy of not selling your data is an extension of our corporate values, explained in detail in our Mission Statement and Code of Ethics.

         HOW WE USE YOUR PERSONAL AND FINANCIAL DATA

         We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

         THE INFORMATION WE COLLECT ABOUT YOU

         You typically provide personal information when you complete a Bridgeway Funds account application or when you request a transaction that involves your Fund, either directly or through a fund supermarket. This information may include your:

     -   Name, address and phone numbers,

     -   Social security or taxpayer identification number,

     -   Birth date and beneficiary information (for IRA applications),

     -   Basic trust document information (for trusts only),

     -   Account balance, and

     -   Investment activity.

         HOW WE PROTECT YOUR PERSONAL INFORMATION

         As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to complete transactions at your request, or to make you aware of related financial products that we offer. Your information may be used:

     - To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask to transfer assets from another financial institution to Bridgeway Funds, we will need to provide certain information about you to that company to complete the transaction.

     - In certain instances, we may contract with nonaffiliated companies to perform services for us, such as duplicating and distributing shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. And, we require these third parties to treat your private information with the same high degree of confidentiality.

     - Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

         HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

         We restrict access to your information to members of Bridgeway Capital Management staff who need to know the information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your personal information.

         FUND MARKETPLACES OR OTHER BROKERAGE FIRMS

         Most Bridgeway Funds shareholders purchase their shares through fund marketplaces. Please contact those firms for their own policies with respect to privacy issues.

         WHAT YOU CAN DO

         For your protection, we recommend that you do not provide your account information, user name or password to anyone except a Bridgeway Capital Management staff member as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

         WE KEEP YOU INFORMED

         As required by federal law, we notify shareholders of our privacy policy annually. We reserve the right to modify our policy at any time.

         FOR MORE INFORMATION

         Bridgeway Funds' STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Funds and the Adviser, Bridgeway Capital Management, Inc. It is "the fine print," and is incorporated here by reference.

         SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that significantly affected Fund performance during the most recent period. They provide details of our performance vs. performance benchmarks, our top ten holdings (for our actively managed portfolios), a detailed list of holdings twice annually, and more about the Adviser's investment strategy. While these letters are usually a bit long (and sometimes lively), the first two sentences tell you how the Fund did in the most recent quarter and the portfolio manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well. The shareholder reports of the previous and current fiscal years are incorporated here by reference, making them legally part of the prospectus.

         Other documents, for example the CODE OF ETHICS, are also available.

         TO CONTACT BRIDGEWAY FUNDS FOR A FREE ELECTRONIC OR PRINTED COPY OF THESE DOCUMENTS OR FOR YOUR QUESTIONS:

     -   Consult our website: www.bridgewayfund.com

     -   E-mail us at: funds@bridgewayfund.com

     -   Write to us: Bridgeway Funds, Inc.
                      5615 Kirby Drive, Suite 518
                      Houston, TX 77005-2448
                      Call us at: 800-661-3550, or in Houston at 713-661-3500.

     -   INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

         You can review and copy information about our Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-942-8090. Reports and other information about the Funds is also available on the SEC's website at www.sec.gov/cgi-bin/srch-edgar?text=bridgeway. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

         Bridgeway Funds' Investment Company Act file number is 811-08200.

     BRIDGEWAY FUNDS, INC.          INDEPENDENT ACCOUNTANTS
     5615 KIRBY DRIVE, SUITE 518    PRICEWATERHOUSECOOPERS LLP
     HOUSTON, TX 77005-2448         1201 LOUISIANA STREET, SUITE 2900
     713 661-3500 800 661-3550      HOUSTON, TX 77002


     CUSTODIAN

     US BANK N.A.
     425 WALNUT ST, 6TH FLOOR
     CINCINNATI, OH 45202

                             BRIDGEWAY FUNDS, INC.

                            Statement of Additional
                                  Information

                             Dated October 31, 2003

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of Bridgeway Funds, Inc. ("Bridgeway Funds"), dated October 31, 2003, which incorporates this document by reference. Bridgeway Funds has eleven portfolios (hereinafter "Funds"). All eleven Funds, listed below, are discussed in the Prospectus and the SAI.

1.  Aggressive Investors 1 Fund                 7.  Small-Cap Value Fund
2.  Aggressive Investors 2 Fund                 8.  Large-Cap Growth Fund
3.  Ultra-Small Company Fund                    9.  Large-Cap Value Fund
4.  Ultra-Small Company Market Fund             10. Blue Chip 35 Index Fund
5.  Micro-Cap Limited Fund                      11. Balanced Fund
6.  Small-Cap Growth Fund

A copy of the Prospectus may be obtained directly from Bridgeway Funds, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500, or from our website at www.bridgewayfund.com.


                               TABLE OF CONTENTS

                                                              Cross-reference
                                                               to page in the
                                             Page                Prospectus
Investment Objectives                          2     3, 7, 12, 17, 22, 27, 30, 33, 36, 39, 44
Investment Strategies                          3     3, 7, 12, 17, 22, 27, 30, 33, 36, 39, 44
Risk Factors                                   5     3, 8, 13, 18, 23, 28, 31, 34, 37, 40, 46
Investment Policies and Restrictions          10                     60
U.S. Government Securities                    12                     -
Foreign Securities                            12                     60
Closed-End Funds                              12                     60
Management of Bridgeway Funds                 12                     51
Approval of Management Agreements             14                     -
Fund Transactions and Brokerage               29                     -
Security Selection Process                    29                     -
Disclaimer-Center for Research
 in Security Prices                           30                     -
Allocation of Trades to Clients               30                     -
Net Asset Value                               31                     54
Redemption in Kind                            31                     56
Taxation                                      32                     58
Dividends and Distributions                   32                     58
Performance Information                       33        4, 5, 9, 14, 19, 24, 41, 47, 50
General Information                           34                     -
Financial Statements                          34                     -

HISTORY OF BRIDGEWAY FUNDS

Bridgeway Funds, Inc. is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. The Board of Directors of Bridgeway Funds approved formally changing the Corporation's name to Bridgeway Funds, Inc. on June 25, 2003. Bridgeway Funds was organized as a diversified, open-end, series fund. Funds were added to the series in the following order:

--------------------------------------- ----------------------------- -------------------------------
FUND                                           INCEPTION DATE                    COMMENTS
--------------------------------------- ----------------------------- -------------------------------
Aggressive Investors 1 Fund                    August 5, 1994            Closed to new investors
--------------------------------------- ----------------------------- -------------------------------

Aggressive Investors 2 Fund                   October 31, 2001
--------------------------------------- ----------------------------- -------------------------------

Ultra-Small Company Fund                       August 5, 1994            Closed to all investors
--------------------------------------- ----------------------------- -------------------------------

Ultra-Small Company Market Fund(1)             July 31, 1997            Temporarily closed to new
                                                                          investors on 8/15/2003
--------------------------------------- ----------------------------- -------------------------------

Micro-Cap Limited Fund                         June 30, 1998             Closed to all investors
--------------------------------------- ----------------------------- -------------------------------

Small-Cap Growth Fund                         October 31, 2003
--------------------------------------- ----------------------------- -------------------------------

Small-Cap Value Fund                          October 31, 2003
--------------------------------------- ----------------------------- -------------------------------

Large-Cap Growth Fund                         October 31, 2003
--------------------------------------- ----------------------------- -------------------------------

Large-Cap Value Fund                          October 31, 2003
--------------------------------------- ----------------------------- -------------------------------

Blue Chip 35 Index Fund(2)                     July 31, 1997
--------------------------------------- ----------------------------- -------------------------------

Balanced Fund                                  June 30, 2001
--------------------------------------- ----------------------------- -------------------------------

(1) Formerly Ultra-Small Company Tax Advantage Fund. The Board approved the name change on June 25, 2003.

(2) Formerly Ultra-Large 35 Index Fund. The Board approved the name change on June 25, 2003.

INVESTMENT OBJECTIVES

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

The Aggressive Investors 1 and Aggressive Investors 2 Funds have as their investment objective to exceed stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The Standard and Poor's 500 Composite Stock Index, with dividends reinvested (the "S & P 500 Index") serves as a proxy for "stock market" in this objective.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, MICRO-CAP LIMITED, SMALL-CAP GROWTH, SMALL-CAP VALUE, AND LARGE-CAP GROWTH

The investment objective of the Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds is to provide long-term total return of capital, primarily through capital appreciation.

LARGE-CAP VALUE AND BLUE CHIP 35 INDEX

The investment objective of the Large-Cap Value and Blue Chip 35 Index Funds is to provide long-term total return of capital, primarily through capital appreciation, and some income.

BALANCED

The investment objective of the Balanced Fund is to provide a high current return with short-term risk less than or equal to 40% of the stock market.

GENERAL

There can be no assurance that any of the Funds will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by Bridgeway Capital Management, Bridgeway Funds' Adviser (the "Adviser"), in the actively managed Funds, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis.

The Adviser is always mindful of the tax implications of each investment and may engage in "tax management" of each Fund when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Fund turnover. The active management style of Aggressive Investors 1 and 2, Ultra-Small Company, Micro-Cap Limited and Balanced make these Funds less tax-efficient than Ultra-Small Company Market and Blue Chip 35 Index. Ultra-Small Company Market and Blue-Chip 35 Index have been extremely tax efficient, even among other index funds. The Adviser anticipates using similar tax management in the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Fund and for more details.

INVESTMENT STRATEGIES

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

Aggressive Investors 1 and Aggressive Investors 2 may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, these Funds will invest 100% of their net assets in common stock. The Funds' exposure to market risk will vary over time. Using hedging strategies, their exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by each Fund's estimated beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the Fund. "Negative correlation to the market" means that if the market goes up, the value of the Fund goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Adviser feels the Fund is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of Aggressive Investors 1 or Aggressive Investors 2 net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required for establishing such positions in any one commodity may not exceed 2% of a Fund's net assets. Subject to these two limiting constraints and applicable laws, these Funds may invest in commodity futures and options for the purpose of diversification in line with the stated investment objective.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, MICRO-CAP LIMITED, SMALL-CAP GROWTH, SMALL-CAP VALUE, LARGE-CAP GROWTH, AND LARGE-CAP VALUE

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume one of these Funds were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date. The Fund could take a long position in stock index futures provided that the underlying value of securities represented by the futures did not exceed the amount of Fund cash. In no case will the use of futures in this way exceed 35% of a Fund's total assets.

The Ultra-Small Company Fund will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only invest periodically in ultra-small companies, since the Ultra-Small Company Fund has "right of first refusal" over Micro-Cap Limited on all ultra-small companies identified as potential buys, but it may do so to offset the market cap weighting of stocks that have appreciated above micro-cap size. Thus, any ultra-small stocks in the Micro-Cap Limited Fund will be counted along with micro-cap stocks for the purpose of meeting the 80% test.

SMALL-CAP GROWTH, SMALL-CAP VALUE, LARGE-CAP GROWTH, AND LARGE-CAP VALUE

The Adviser selects stocks within the small-cap growth, small-cap value, large-cap growth and large-cap value categories according to proprietary quantitative models. More than 80% of each Fund's net assets are invested in stocks from among those categories at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

While these four Funds are managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of this strategy through the aggressive use of tax management techniques. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. Successful application of this method results in more tax efficient funds than would otherwise be the case. Excluding turnover related to tax management, these Funds should normally have lower turnover and be more stable in composition than Bridgeway Funds' other actively-managed Funds.

The income objective of the Large-Cap Value Fund is a secondary objective achieved almost exclusively from dividends paid by Fund stocks. However, not all Large-Cap Value Fund stocks pay dividends.

BLUE CHIP 35 INDEX

The Blue Chip 35 Index Fund seeks to track the Bridgeway Ultra-Large 35 Index with a degree of accuracy resulting in a correlation coefficient between the Fund and the underlying index of at least 0.95. When this standard is not met, the Adviser will apprise Bridgeway Funds' Board of Directors of proposed actions and timeframes to bring the Fund back into line with the standard.

BALANCED

The Balanced Fund will write (sell) option contracts. In return for the premium received, a covered call option writer, during the term of the option, is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice, he cannot effect a closing purchase transaction. If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

The Balanced Fund will also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund's sale of a put option to a third party for a premium and the Fund's concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

The Balanced Fund will only write secured put options in circumstances in which the Fund desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Fund are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation (the "OCC"). When the Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. The Fund's potential gain on a put option is limited to the interest earned on the liquid assets securing the put option, plus the premium received from the purchaser of the put option. However, the Fund also risks a loss equal to the entire value of the stock.

RISK FACTORS

A discussion of risk for each of the Funds appears in the Prospectus.

SECURITIES LENDING

The Funds may lend their securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. The Funds will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Funds continue to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with the Funds' investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Funds will recognize any gain or loss in the market value of the securities during the loan period.

EXCHANGE-TRADED FUNDS

Bridgeway Funds may purchase shares of exchange-traded funds ("ETFs"). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, Bridgeway Funds may invest in ETFs in order to place its short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade above or below their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


ETF Fees

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and Funds pay only customary brokerage fees to buy and sell ETF shares.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, AND MICRO-CAP LIMITED

The following sections give more detailed insights into the risk and return characteristics of Ultra-Small Company, Ultra-Small Company Market, and Micro-Cap Limited Funds because they invest in stocks smaller than those generally available through mutual funds. The statistics discussed below are based on the historical record of these financial instruments (asset classes) and are not the record of the Funds themselves. The return numbers include reinvested interest and dividends, but do not include trading or operational costs that a mutual fund would incur. The source of this data (which is used here by permission) is the Center for Research in Securities Prices ("CRSP") Cap-Based Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2003 Yearbook.

Short-term Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) has historically been much higher than that exhibited by large stocks, bonds, or Treasury Bills (T-Bills). To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors typically think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks), which an investor needs in a one-year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the near term future in Ultra-Small Company, Ultra-Small Company Market, or Micro-Cap Limited Funds.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period. For example, from 1994 through 1998, large stocks significantly outperformed small and ultra-small stocks.

                                                  Table A
                   Short-term Risk Characteristics of Various Asset Classes (1926-2002)
------------------------------------------------------------------------------------------------------------
                                                                                                     Ultra-
                                         L T Govt.    L T Corp.     Large      Small    Micro-Cap    Small
                                T-Bills      Bonds        Bonds    Stocks     Stocks       Stocks    Stocks
Average annual return              3.7%       5.4%         5.9%     10.2%      11.0%        11.5%     13.1%
Standard deviation                 3.2%       9.4%         8.7%     20.5%      30.4%        33.2%     45.6%
Beta (U.S. large stocks)             NA         NA           NA       1.0        1.2          1.3       1.4
Worst calendar year                  NA      -9.2%        -8.1%    -43.3%     -58.0%       -51.9%    -55.5%
(1926-2002)
Worst calendar year                  NA      -9.2%        -8.1%    -26.5%     -30.9%       -38.9%    -41.9%
(1940-2002)

% of 1-year declines                 0%        27%          22%       29%        36%          36%       35%
% of 3-year declines                 0%        13%          11%       15%        17%          19%       23%
% of 5-year declines                 0%         8%           4%       11%        14%          15%       13%

Long-Term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short term have been particularly vulnerable to the effects of inflation in the long term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 2002 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks excel. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance does not guarantee future results. The Adviser's overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.


                                                 Table B
         Long-term Risk Characteristics of Various Asset Classes Adjusted for Inflation (1926-2002)
----------------------------------------------------------------------------------------------------------
                                     L T Govt.  L T Corp.      Large     Small    Micro-Cap   Ultra-Small
                           T-Bills       Bonds      Bonds     Stocks    Stocks       Stocks        Stocks
Worst 16-year period        -43.9%      -49.4%     -46.5%     -14.6%     -4.2%       -16.1%         +7.8%
% 16-year declines           26.0%       42.9%      32.5%       1.3%      1.3%         1.3%          0.0%

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

Aggressive Investors 1 and Aggressive investors 2 may (1) borrow money from banks up to 50% of their net assets, and (2) purchase and sell futures and options on stock indexes, interest rate and currency instruments and individual securities, among others (see "Investment Techniques" in the Prospectus). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Fund's assets and the net asset value of its shares. Aggressive Investors 1 and Aggressive Investors 2 higher turnover (more frequent trading) will expose them to increased cost and risk.

Aggressive Investors 1 and Aggressive Investors 2 may also purchase warrants, engage in short term trading, invest up to 10% of their total assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest any amount less than 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash or liquid assets in segregated accounts, also represent potentially higher risk for Aggressive Investors 1 and Aggressive Investors 2 shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. Aggressive Investors 1 will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in interest-bearing short-term investments held by Bridgeway Funds' custodian, broker, or both.

Although the Adviser believes that the investment techniques it employs to manage risk in Aggressive Investors 1 and Aggressive Investors 2 will further the Funds' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline if the Fund had previously sold futures, bought puts on stock indexes, or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Investors 1 and Aggressive Investors 2 Funds to increase or decrease each Fund's exposure to stock market risk as indicated by statistical models. (Bridgeway Funds will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, Aggressive Investors 1 and Aggressive Investors 2 may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME) for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of each Fund's total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat, among others.

The Adviser's goal in Aggressive Investors 1 and Aggressive Investors 2 is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more).

The principal reason for writing covered calls and secured puts on a securities fund is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by Aggressive Investors 1 and 2 will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions, closing transactions, or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes, series of options, or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity, order flow, or other unforeseen events might not, at times, render certain of the facilities of the OCC and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.

Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. At the date of the Prospectus, the only such limits that may affect the operations of Bridgeway Funds are those that limit the writing of call options on the same underlying security by an investor or such group to 75,000 options (7,500,000 shares), 60,000 options (6,000,000 shares), 31,500 options (3,150,000 shares), 22,500 options (2,250,000 shares), or 13,500 options (1,350,000 shares) in each class, regardless of expiration date. Whether the applicable limit is 75,000, 60,000, 31,500, 22,500, or 13,500, options are determined by the most recent six-month trading volume of the underlying security. Every six months, each exchange reviews the status of underlying securities to determine which limit should apply. These position limits may restrict the number of options that a Fund can write on a particular security.

SMALL-CAP GROWTH, SMALL-CAP VALUE, LARGE-CAP GROWTH, LARGE-CAP VALUE, AND BLUE CHIP 35 INDEX

Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value and Blue Chip 35 Index Funds may borrow from banks, but only for short term temporary purposes (for example, to meet a redemption) or for the purpose of making short sales "against the box" (short sales of securities owned). A short sale against the box would happen only in the event that redemption would otherwise cause a distribution of capital gains.

BALANCED

The Balanced Fund may invest in bonds thus exposing it to interest rate risk, credit risk, and prepayment risk. Interest rate risk means that bonds may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

The Balanced Fund may also purchase warrants, invest up to 10% of its total assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest any amount less than 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs. The Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

The Adviser's goal in the Balanced Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods). No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

GENERAL

Shareholders of any Fund could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Fund might experience delays in recovering its assets (even though fully collateralized); the Fund would bear the risk of loss from any interim change in securities prices. Collateral for securities lent will be invested in money market or short-term Treasury securities.

A Fund's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for Aggressive Investors 1 and 2, Ultra-Small Company, Ultra-Small Company Market, and Micro-Cap Limited. The Adviser manages this risk in the following ways:

     - in Ultra-Small Company Market a 2% redemption reimbursement fee may be charged on redemptions in a down market,
     - in Aggressive Investors 1, Ultra-Small Company, and Micro-Cap Limited by its low closing commitment,
     - in Blue Chip 35 Index a 1% redemption reimbursement fee may be charged on redemptions in a down market
     - in Ultra-Small Company Market by a 2% redemption reimbursement fee on shares held less than 6-months
     - in all Funds by strongly discouraging investment by market timers and other investors who would sell in a market downturn,
     - in all Funds, except Aggressive Investors 1 and 2, by limiting exposure to any one security, and
     -    in all Funds by maintaining some very liquid stocks.

FUND TURNOVER RATE CONSIDERATIONS

In Aggressive Investors 1, Aggressive Investors 2, and Balanced, turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth and balanced funds. A 500% Fund turnover is equivalent to the sale and repurchase of all of the securities in the Fund five times during the year. Consequently, a Fund may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal year ending June 30, 2003, turnover rates for Aggressive Investors 1, Aggressive Investors 2, and Balanced were 138.00%, 143.20%, and 98.20%, respectively.

INVESTMENT POLICIES AND RESTRICTIONS

Bridgeway Funds has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies for each individual Fund, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of Bridgeway Funds' outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of an investment company's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the investment company represented at a meeting at which the holders of more than 50% of its outstanding shares are represented, or (2) more than 50% of the outstanding shares.

As indicated in the following list, Bridgeway Funds may not:

     1. Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

     2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of a Fund's total assets under management; except for the Balanced Fund which may not make short sales of securities or maintain short positions if such short sales or positions exceed 35% of its total assets under management.

     3. Issue senior securities, except that any Fund may borrow, on a secured or unsecured basis from banks. Aggressive Investors 1 and Aggressive Investors 2 may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes. In addition, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, and Blue Chip 35 Index may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

     4. Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, and Blue Chip 35 Index may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

     5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required for establishing such positions exceed 2% of net assets. In addition, only Aggressive Investors 1 and Aggressive Investors 2 may invest in any commodity options or futures.

     6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).

     7. Make loans (except for purchases of publicly traded debt securities consistent with Bridgeway Funds' investment policies).

     8.   Make investments for the purpose of exercising control or management.

     9. Act as underwriter (except to the extent Bridgeway Funds may be deemed to be an underwriter in connection with the sale of securities in Bridgeway Funds' investment Fund.) This restriction in no way prevents Bridgeway Funds from acting as distributor of its own shares pursuant to the 12b-1 Plan adopted by shareholders on October 15, 1996.

     10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

     11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

Bridgeway Funds observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

Bridgeway Funds may not:

     12. Purchase any security if as a result Bridgeway Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

     13. Invest in securities of any issuer if, to the knowledge of Bridgeway Funds, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of Bridgeway Funds' net assets, may be warrants which are not listed on the New York or American Stock Exchanges). However, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value and Blue Chip 35 Index may not purchase any warrants.

     15. Invest in oil, gas, or mineral-related programs, partnerships, or leases.

     16. Invest in securities that would cause the Blue Chip 35 Index to violate the Board approved policy to weight the Fund's sector composition within one and one-half percentage points of the sector composition of its index.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which Bridgeway Funds may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

Any Fund may invest up to 10% of its total assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards;
(12) price volatility; and (13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

CLOSED-END FUNDS

Any Fund may also invest up to 5% of its total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, Bridgeway Funds will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT OF BRIDGEWAY FUNDS

These are the Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years.

INDEPENDENT DIRECTORS

                                                                          # of
                       Position(s) Term of                                Bridgeway
                       Held with   Office and                             Funds         Other
Name, Address(1),      Bridgeway   Length of   Principal Occupation(s)    Overseen by   Directorships Held
and Age                Funds       Time Served During Past Five Years     Director      by Director
------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell      Director    Term:       Senior Pastor of Windsor   Eleven        Continental
Age 50                             1 Year      Village United Methodist                 Airlines,Inc.,
                                   Length:     Church, since 1982                       JP Morgan Chase
                                   2 Years                                              Advisory Board,
                                                                                        American Church
                                                                                        Mortgage Company,
                                                                                        Reliant Resources,
                                                                                        Inc. [energy &
                                                                                        electricity
                                                                                        services].

Karen S. Gerstner      Director    Term:       Attorney and Partner,      Eleven        None
Age 48                             1 Year      Davis Ridout, Jones and
                                   Length:     Gerstner LLP, 1/1999 to
                                   9 Years     present.  Attorney and
                                               Partner, Dinkins, Kelly,
                                               Lenox, Gerstner & Lamb,
                                               LLP, 1/1/1988 - 11/1998

Miles Douglas Harper,  Director    Term:       Partner, 10/1998 to        Eleven        Calvert Large-Cap
III                                1 Year      present Gainer, Donnelly,                Growth Fund(2)
Age 41                             Length:     Desroches, LLP                           (1 Portfolio)
                                   9 Years


"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                       Positions                                             Number of
                       Held       Term of                                    Bridgeway
                       with       Office and     Principal Occupation(s)     Funds         Other
Name, Address(1),      Bridgeway  Length of      During Past Five Years      Overseen by   Directorships
and Age                Funds      Time Served                                Director      Held by Director
------------------------------------------------------------------------------------------------------------
John N. R. Montgomery  President  Term:          President, Bridgeway        Eleven        None
Age 48                 and        1 Year         Funds, 11/1993 - Present.
                       Director   Length:        President, Bridgeway
                                  10 Years       Capital Management, Inc.,
                                                 7/1993-present.

Michael D. Mulcahy     Director   Term: 1 year   Director and Staff Member,  Eleven        None
Age 40                            Length:        Bridgeway Capital
                                  10/01/2003 to  Management, Inc., 12/2002
                                  present        - present. Vice President,
                                                 Hewlett Packard,
                                  1/2001-        Executive
                                  12/20002.      Vice President, Artios,
                                                 Inc. [Internet Co.],
                                                 10/1998 - 1/2001.

Joanna Barnhill        Secretary  Term: 1 year   Staff Member, Bridgeway
Age 53                            Length:        Capital Management, Inc.
                                  11/22/1993 to  since 1993
                                  present

Glen Feagins           Treasurer  Term: 1 year   Staff member, Bridgeway
Age 57                            Length:        Capital Management, Inc.
                                  10/23/1996 to  since 1995
                                  present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Kirbyjon Caldwell, Karen S. Gerstner, and Miles Douglas Harper, III (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met once in fiscal year 2003, on December 2, 2002.

                            Dollar Range of            Aggregate Dollar Range of Equity Securities
                         Equity Securities in                       in All Registered
                          Bridgeway Funds as           Investment Companies Overseen by Director in
Name of Director             of 6/30/2003             Family of Investment Companies as of 6/30/2003
------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell            Over $100,000                            Over $100,000
Karen Gerstner               Over $100,000                            Over $100,000
Miles Douglas Harper, III $50,001 - $100,000                        $50,001 - $100,000
John N.R. Montgomery         Over $100,000                            Over $100,000
Michael D. Mulcahy           Over $100,000                            Over $100,000


APPROVAL OF MANAGEMENT AGREEMENTS

At the Board's June, 25th, 2003 meeting called specifically to approve the Management Agreements with the Adviser, Bridgeway Funds' Board considered, among other things:

     1. how Bridgeway Funds' expense ratios compare with those of comparable funds,
     2. the impact of economies of scale on Advisory Fees for Aggressive Investors 1. As assets in the Fund grow Advisory Fees automatically decline.
     3. the Advisory Fee Schedule for Ultra-Small Company Market created with a large asset base in mind,
     4. the Adviser's profits and cash position presented in its financial statements,
     5.   how the Adviser's profitability compares with that of other Advisers,
     6. the performance of Bridgeway Funds' shares relative to their peers and respective benchmarks, and
     7.   accounting, transfer agency, and custodial costs.

COMPENSATION

Bridgeway Funds pays an annual retainer of $4,000 and fees of $1,500 per meeting to each Independent Director. Such Directors are reimbursed for any expenses incurred in attending meetings. During Fiscal Year 2003, Bridgeway Funds paid the following compensation:

                                               Pension or
                                               Retirement
                              Aggregate     Benefits Accrued
                             Compensation      as Part of       Estimated Annual      Total Compensation
                            from Bridgeway   Bridgeway Funds      Benefits Upon      from Bridgeway Funds
Name of Person, Position        Funds           Expenses           Retirement         Paid to Directors
-----------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell(1)           $9,000.00                $0            $0                    $9,000.00
Karen Gerstner(1)             $11,000.00                $0            $0                   $11,000.00
Miles Douglas Harper, III(1)  $11,000.00                $0            $0                   $11,000.00
John N.R. Montgomery(1)(2)            $0                $0            $0                           $0
David Arnold(2)               $53,467.63        $11,772.35           N/A                          N/A
Joanna Barnhill(2)            $54,387.03        $15,781.76           N/A                          N/A
Glen Feagins(2)              $181,621.83        $25,591.11           N/A                          N/A
Monika Henderson(2)           $49,726.74        $10,279.34           N/A                          N/A
Curt Wegenhoft(2)             $97,338.14        $17,211.97           N/A                          N/A

(1) Directors of Bridgeway Funds. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.

(2)  Affiliated persons.

CODE OF ETHICS

Bridgeway Funds, Inc., and Bridgeway Capital Management, Inc. have adopted a Code of Ethics (the "Code") pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code is designed to minimize conflicts of interest and therefore prohibits Bridgeway Funds and the Adviser from accepting soft dollar commissions in transactions with brokers.

The Code requires the monitoring of activities of Fund managers trading stocks, which their Funds also hold, for their own portfolios. Fund managers are prohibited from purchasing stocks which may potentially be held by their Funds. However, any Adviser staff member may own shares of any mutual fund and remain in compliance with the Code. With special pre-clearance from a Fund manager and the Compliance Officer (who administers the Code), Adviser staff who are not Fund managers may hold shares of other securities which are potential investments of a Bridgeway Fund.

The Code also contains restrictions on use of material information.

In addition to the stringent Code of Ethics described on page 54 of the Prospectus, the Adviser has a unique Mission Statement that sets it apart from others in the industry. It states:

         OUR MISSION is to:
          o    support charitable services,
          o    nurture educational services,
          o    improve the quality of community life, and
          o    oppose and alleviate the effects of genocide and oppression.

         OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:
          o    uphold the highest standards of INTEGRITY,
          o maintain a long-term risk-adjusted investment PERFORMANCE RECORD in the top 5% of investment advisers,*
          o    achieve a superior (efficient) COST structure, and
          o    provide friendly, quality SERVICE.

         OUR GREATEST RESOURCE is people. Recognizing this, we strive to:
          o    create a positive, fun, and challenging atmosphere,
          o    provide fair compensation with performance,
          o    give regular peer feedback,
          o    invest generously in hiring and training, and
          o    value the family.

*Past performance does not guarantee future returns. However, the Adviser and Bridgeway Funds have committed to clearly communicating performance vs. industry benchmarks in each report to shareholders.

The Adviser is also committed to donating up to 50% of its own Investment Advisory Fee profits to charitable and non-profit organizations. To maximize this objective, the Adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest-paid employee cannot be more than seven times that of the lowest-paid employee. The Adviser believes these policies should also contribute to lowering Bridgeway Funds expense ratios as assets grow.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of Bridgeway Funds in certain circumstances as described in its Prospectus under "How to Redeem Shares." All Bridgeway Funds shares are equal as to earnings, assets, and voting privileges. There is no conversion, pre-emptive or other subscription rights. Under Bridgeway Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of Bridgeway Funds' outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of Bridgeway Funds on liquidation. Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of Bridgeway Funds' assets after all debts and expenses have been paid. Shares of Bridgeway Funds do not have cumulative voting rights for the election of Directors. Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value each offer two separate classes of shares: Class N and Class R. Each Class represents interests in the same portfolio of investments but, as further described in this SAI, each Class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions.

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.

Shareholders of record owning more than 5% of the outstanding shares of each Bridgeway Fund as of June 30, 2003, are listed in the table on page 16, followed by the total percentage ownership of all Officers and Directors of Bridgeway Funds, Inc.

                                                                  Ultra-   Ultra-
                                        Aggressive   Aggressive   Small   Small Co   Blue Chip  Micro-Cap
Name                  Address           Investors 1  Investors 2  Company  Market    35 Index   Limit    Balanced
-----------------------------------------------------------------------------------------------------------------
Charles Schwab &      101 Montgomery      23.8%         13.6%                30.4%     25.5%                38.6
Co., Inc. Special     Street
Custody Account for   San Francisco,
the Benefit of        CA  94101
Customers
(incorporated in the
state of Delaware)

Bridgeway Capital     5615 Kirby Drive                                                                     11.6%
Management, Inc.      Suite 518
                      Houston, TX
                      77005

Eternity LTD.         P O Box N-7776                                                            24.6%
                      Nassau, Bahamas

National Financial    P O Box 2226        20.8%         17.5%      10.5%     22.3%     18.5%     9.4%       6.5%
Services, Corp.       New York, NY
                      10281


National Investors    55 Water Street      7.1%          6.6%                15.3%     11.3%     8.6%
Services Inc.         32nd Floor
                      New York, NY
                      10041-3299

Simons Rock College   84 Alford Road                                                                       13.0%
of Bard               Gt Barrington,
                      MA 01230

FTC & Co.             P.O. Box 173736                   12.1%
                      Denver, CO
                      80217-3736

All                                        0.2%          0.2%       1.1%      0.0%      3.0%     0.1%       1.7%
Officers/Directors

* As of 10/31/2003 Bridgeway Capital Management, Inc owns 100% of the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management, Inc. is a Texas corporation organized in July 1993 to act as Adviser to Bridgeway Funds and is controlled by John N. R. Montgomery and his family. John is also the President of Bridgeway Funds and the named Fund manager on ten Bridgeway Funds. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Richard P. (Dick) Cancelmo, Jr. is responsible for managing the assets of the Balanced Fund and selecting the securities that the Fund will purchase and sell. He is a graduate of Washington and Lee University. Dick has been with the Adviser since March of 2000 and also manages the equity trading desk at Bridgeway Capital Management. From 1996 to 2000, he was Portfolio Manager of West University Fund, Inc. and President of Cancelmo Capital Management, Inc., a Houston-based investment adviser. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of the Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on its option trading desk and for Paine Webber, Inc

Subject to the supervision of the Board of Directors, investment advisory, management, and administration services are provided by Bridgeway Capital Management to Bridgeway Funds pursuant to Management Agreements approved on the following dates:

     ---------------------------------- --------------------------------
                                        Date of Approval of Management
          FUND                                     Agreement
     ---------------------------------- --------------------------------
     Aggressive Investors 1                       10/01/2003
     ---------------------------------- --------------------------------
     Aggressive Investors 2                       10/01/2003
     ---------------------------------- --------------------------------
     Ultra-Small Company                          10/01/2003
     ---------------------------------- --------------------------------
     Ultra-Small Company Market                   10/01/2003
     ---------------------------------- --------------------------------
     Micro-Cap Limited                            10/01/2003
     ---------------------------------- --------------------------------
     Small-Cap Growth                              6/25/2003
     ---------------------------------- --------------------------------
     Small-Cap Value                               6/25/2003
     ---------------------------------- --------------------------------
     Large-Cap Growth                              6/25/2003
     ---------------------------------- --------------------------------
     Large-Cap Value                               6/25/2003
     ---------------------------------- --------------------------------
     Blue-Chip 35 Index                           10/01/2003
     ---------------------------------- --------------------------------
     Balanced                                     10/01/2003
     ---------------------------------- --------------------------------

All Management Agreements are terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days written notice to the Adviser. The Adviser also may terminate any Agreement on 90 days written notice to Bridgeway Funds. All Agreements terminate automatically upon assignment (as defined in the 1940
Act).

By Agreement, the Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:

     ---------------------------------- --------------- ----------------
     FUND                                  Class N          Class R
     ---------------------------------- --------------- ----------------
     Aggressive Investors 1                 2.00%
     ---------------------------------- --------------- ----------------
     Aggressive Investors 2                 1.90%
     ---------------------------------- --------------- ----------------
     Ultra-Small Company                    2.00%
     ---------------------------------- --------------- ----------------
     Ultra-Small Company Market             0.75%
     ---------------------------------- --------------- ----------------
     Micro-Cap Limited                      1.90%
     ---------------------------------- --------------- ----------------
     Small-Cap Growth                       0.94%            1.19%
     ---------------------------------- --------------- ----------------
     Small-Cap Value                        0.94%            1.19%
     ---------------------------------- --------------- ----------------
     Large-Cap Growth                       0.84%            1.09%
     ---------------------------------- --------------- ----------------
     Large-Cap Value                        0.84%            1.09%
     ---------------------------------- --------------- ----------------
     Blue Chip 35 Index                     0.15%
     ---------------------------------- --------------- ----------------
     Balanced                               0.94%
     ---------------------------------- --------------- ----------------

Under the Management Agreements, the Adviser provides a continuous investment program for Bridgeway Funds by placing orders to buy, sell, or hold particular securities. The Adviser also supervises all matters relating to the operation of Bridgeway Funds, such as corporate officers, operations, office space, equipment, and services.

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

As compensation for its services rendered, Aggressive Investors 1 and 2 will pay the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate (the Base Advisory Fee Rate):

(1) .90% of the value of each Fund's average daily net assets during each year up to $250,000,000;
(2)  .875% of the next $250,000,000 of such assets; and
(3)  .85% of such assets over $500,000,000,

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding each Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. Each Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining the Fund's daily net asset value. For any period less than a full month during which the Agreement is in effect, the Base Advisory Fee will be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period consists of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading. For example, on February 15, 2003, the relevant five-year period is from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The Performance Adjustment Rate varies with each Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of each Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between a Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period [0.70% divided by 15% = 4.67%].

For example; assume that a Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Since Aggressive Investors 2 does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

     1. From inception through September 30, 2002, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

     2. From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The calculation for performance of the Index will be the five-year cumulative percentage increase (or decrease) in the capitalization weighted S & P 500 Index with dividends reinvested. Each Fund's performance will be the cumulative percentage increase (or decrease) in net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in each Fund's net asset value per share during such period, and (2) the value per share of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, each Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, each Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing a Fund's daily net asset value of a share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of a Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of a Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2003, through March 31, 2003, would be 0.90% (the Base Advisory Fee Rate) plus 0.30% (the Performance Adjustment Rate) equals 1.20% (the adjusted Advisory Fee Rate).

ULTRA-SMALL COMPANY

As compensation for its services rendered, Ultra-Small Company will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) .90% of the value of the Fund's average daily net assets during such month up to $250,000,000;
(2)  .875% of the next $250,000,000 of such assets; and
(3)  .85% of such assets over $500,000,000,

However, during the period that Ultra-Small Company Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating the Advisory Fee each month, average daily net asset value shall be computed by adding the Fund's total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Application of the Advisory Fee Rate

As indicated above, the Fund's expenses (including the monthly Advisory Fee) will be accrued daily. However, expenses in excess of the maximum expense limitation assumed by the Adviser shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

ULTRA-SMALL COMPANY MARKET

As compensation for its services rendered, Ultra-Small Company Market will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.50% of the value of the Ultra-Small Company Market Fund's average daily net assets.

MICRO-CAP LIMITED

Base Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) .90% of the value of the Fund's average daily net assets during such month up to $250,000,000;
(2)  .875% of the next $250,000,000 of such assets; and
(3)  .85% of such assets over $500,000,000,

However, during the period that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 24.40% over the Performance Period [0.70% divided by 24.4% = 2.87%].

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2003. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%. The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets time 1.60% and the Base Advisory Fee calculated according to the Management Agreement). For example, if the Fund is at the maximum performance adjustment of .70% and has average net assets of $35 million, the Base Advisory Fee would be $495,000 and the calculated performance adjustment of $245,000 ($35,000,000 * .007) would be limited to $65,000
($35,000,000 * .016 - $495,000).

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, and (2) the value per share of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.90% (the Base Advisory Fee Rate) plus 0.18% (the Performance Adjustment Rate) equals 1.08% (the adjusted Advisory Fee Rate).

SMALL-CAP GROWTH AND SMALL-CAP VALUE

General Provisions

The Funds' expenses (including the Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser, Small-Cap Growth and Small-Cap Value pay the Adviser a Base Advisory Fee computed and payable on or promptly after the last market day of each month using the following annual Base Advisory Fee Rate:
0.60% of the value of each Fund's average daily net assets during such month.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding each Fund's total daily net asset values less liabilities for the month and dividing the resulting total by the number of days in the month. Each Fund's expenses and fees, including the Base advisory fee, will be accrued daily and taken into account in determining daily net asset value.

The Base Advisory Fee Rate for each Fund shall be adjusted after the close of the last business day of each quarter by adding to or subtracting from such rate, when appropriate, the applicable Performance Adjustment Rate percentage as described below. The resulting Total Advisory Fee Rate will then be applied to the average daily net assets of each Fund for the succeeding quarterly period to determine the Advisory Fee. The Advisory Fee will be paid monthly and will be one-twelfth (1/12th) of the resulting dollar amount.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, December 31) that the New York Stock Exchange was open for trading. For example, on February 15, 2008, the relevant five-year period would be from Friday, December 30, 2002 through Friday, December 31, 2007.


The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Funds' performance compared to the performance of the Russell 2000 Growth Index (the "Index") for Small-Cap Growth and the Russell 2000 Value Index (the "Index") for Small-Cap Value, and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the difference between the performance of each Fund and that of the respective Index, except that there will be no performance adjustment if the difference between a Fund's performance and the Index's performance is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period [0.05% divided by 15.00% = 0.33%].

For example, assume the Fund had a cumulative total return of 27.00% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.00%. Then the Performance Adjustment Rate would be 0.33 % times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets times 0.65%) and the base Advisory fee calculated according to the Management Agreement.

Calculation of Performance

The calculation for performance of each Index will be the five-year percentage increase (or decrease) in the Index with dividends reinvested. Each Fund's performance will be the percentage increase (or decrease) of its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's unit value during such period, and (2) the unit value of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

Since Small-Cap Growth and Small-Cap Value do not have a five-year operating history, their Performance Adjustment Rates will be calculated as follows during the initial five-year period.

     1. From Fund inception through December 31, 2004, the Performance Adjustment Rate will not be operative. The Advisory Fee payable will be based on the Base Advisory Fee Rate only.

     2. From January 1, 2005 through December 31, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund began operations (October 31, 2003). Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended in this Agreement. The early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

The performance adjustment for each performance fee period will be computed quarterly and accrued daily in the subsequent quarterly period and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment rate described above). However, expenses in excess of any maximum expense limitation assumed by the Advisor or Distributor, if any, shall not be included for the purposes of computing the daily net asset value of a Fund share.

If the Base Advisory fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of a Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of a Fund, over some period of time shorter than the Performance Period, has been ahead of that of the Index.

Continuing with the example above, the adjusted Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through December 31, 2008, would be 0.60% (the Base Advisory Fee Rate) plus 0.02% (the Performance Adjustment Rate) equals 0.62% (the Adjusted Advisory fee Rate).


LARGE-CAP GROWTH AND LARGE-CAP VALUE

General Provisions

The Funds' expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser, Large-Cap Growth and Large-Cap Value pay the Adviser a Base Advisory Fee computed daily and payable on or promptly after the last market day of each month using the following annual Base Advisory Fee
Rate: 0.50% of the value of each Fund's average daily net assets during such month.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding each Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. Each Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter that the New York Stock Exchange was open for trading. For example, on February 15, 2008, the relevant five-year period would be from Friday, December 30, 2002 through Friday, December 31, 2007.

The Performance Adjustment Rate

Each Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Growth Index (the "Index") for Large-Cap Growth and the Russell 1000 Value Index (the "Index") for Large-Cap Value and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of each Fund and that of its respective Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period [0.05% divided by 15.00% = 0.33%].

For example; assume that a Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets times 0.55%) and the Base Advisory Fee calculated according to the Management Agreement.

Calculation of Performance

The calculation for performance of the Index will be the five-year percentage increase (or decrease) in the Index with dividends reinvested. The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, and (2) the value per share of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

     1. From Fund inception through December 31, 2004, the Performance Adjustment Rate will not be operative. The Advisory Fee payable will be based on the Base Advisory Fee Rate only.

     2. From January 1, 2005 through December 31, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund began operations (October 31, 2003). Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended in this Agreement. The early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through December 31, 2008, would be 0.50% (the Base Advisory Fee Rate) plus 0.02% (the Performance Adjustment Rate) equals 0.52% (the adjusted Advisory Fee Rate).

BLUE CHIP 35 INDEX

As compensation for its services rendered, Blue Chip 35 Index will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.08% of the value of the Fund's average daily net assets during such month.

BALANCED

As compensation for its services rendered, Balanced will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.60% of the value of the Fund's average daily net assets during such month.

DOLLAR AMOUNTS PAID TO THE ADVISER

For the last three fiscal years ending June 30, 2003 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Funds:

                              Advisory Fee                           Waived
                              Per Agreement        Expense        Advisory Fees    Waived Accounting
Portfolio by Fiscal Year                        Reimbursement                             Fee
---------------------------- ---------------- ------------------ ---------------- ---------------------
  Aggressive Investors 1
          6/30/03              $3,731,211            $0                $0                  $0
          6/30/02              $4,461,548            $0                $0                  $0
          6/30/01              $2,225,937            $0                $0                  $0
  Aggressive Investors 2*
          6/30/03               $107,690             $0                $0                  $0
          6/30/02                $33,574             $0              $2,949                $0
    Ultra-Small Company
          6/30/03               $529,159             $0                $0                  $0
          6/30/02               $505,097             $0                $0                  $0
          6/30/01               $495,000             $0                $0                  $0
Ultra-Small Company Market
          6/30/03               $543,140             $0             $108,174               $0
          6/30/02               $190,629             $0              $98,558               $0
          6/30/01                $25,992             $0              $25,992            $18,667
     Micro-Cap Limited
          6/30/03               $742,678             $0             $110,507               $0
          6/30/02               $860,077             $0              $22,644               $0
          6/30/01               $554,698             $0              $68,717               $0
    Blue Chip 35 Index
          6/30/03                $4,651            $26,691          $27,040                $0
          6/30/02                $4,870            $11,735           $4,870             $31,154
          6/30/01                $5,397            $7,578            $5,397             $23,208
         Balanced*
          6/30/03                $35,605             $0              $43,385               $0
          6/30/02                $15,310           $5,396            $15,310             $8,208

   * Aggressive Investors 2 and Balanced were added on October 31, 2001 and June 30, 2001, respectively.

Fees earned each month were adjusted in accordance with relevant expense limitations (See page 17). The resulting net advisory fees were paid at the end of each month.

Expenses incurred in the operations of Bridgeway Funds and the offering of its shares are borne by Bridgeway Funds, unless such expense is specifically assumed by the Adviser in the Management Agreement. Expenses borne by Bridgeway Funds, in addition to the Advisory Fee include but are not limited to:

     (1) Charges and expenses of any custodian or depository appointed by Bridgeway Funds for the safekeeping of its cash, securities and other property,
     (2) Brokers' commissions and issue and transfer taxes chargeable to Bridgeway Funds in connection with securities transactions to which a Fund is a party,
     (3) Directors' fees and expenses of Bridgeway Funds' Directors who are not interested persons of the Adviser,
     (4) Reimbursement to the Adviser for any compensation paid by the Adviser to Adviser employees who serve in the role and fulfill the function of Bridgeway Funds' Treasurer and Secretary. Such reimbursement will be in proportion to time spent on these Bridgeway Funds functions. Bridgeway Funds will not reimburse the Adviser for any compensation paid to the Bridgeway Funds President.
     (5) Charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and equipment, and record keeping services and equipment,
     (6) Charges and expenses of the transfer agency and registrar function performed by or on behalf of Bridgeway Funds,
     (7) Taxes and corporate fees payable by Bridgeway Funds to federal, state or other government agencies,
     (8) Fees and expenses involved in registering and maintaining registration of Bridgeway Funds and of shares of Bridgeway Funds with the Securities and Exchange Commission (the "SEC") and qualifying such shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of Bridgeway Funds,
     (9) Expenses of Directors' meetings and of preparing and printing reports to Directors and shareholders,
     (10) Charges and expenses of legal counsel for Bridgeway Funds and the Independent Directors of Bridgeway Funds incurred in connection with legal matters relating to Bridgeway Funds, including without limitation, legal services rendered in connection with Bridgeway Funds' corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which Bridgeway Funds has herein assumed,
     (11) Interest expense,
     (12) Insurance expense, and
     (13) Association membership dues.

The Adviser bears all of its costs and expenses in rendering the investment advisory services required under the Management Agreement. The Adviser also furnishes to Bridgeway Funds, at the Adviser's expense, office space in the offices of the Adviser and all necessary office facilities and equipment for managing the affairs and maintaining the records of Bridgeway Funds. If desired by Bridgeway Funds, the Adviser arranges for members of its organization, or its affiliates, to serve as agents of Bridgeway Funds without salaries from Bridgeway Funds.

The Adviser will not be liable to Bridgeway Funds for any error of judgment by the Adviser or any loss sustained by Bridgeway Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the

Investment Company Act of 1940) or of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

RULE 12b-1 PLAN

On October 22, 1996 Bridgeway Funds' shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund's average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to reimburse Bridgeway Funds for all distribution costs associated with Class N shares. This plan has been re-approved each year by the Independent Directors.

On October 22, 2003, Bridgeway Funds shareholders approved modification of the 12b-1 plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus "no or low cost" alternatives.

Under the modified 12b-1 Plan certain Bridgeway Funds are available in two Classes, N and R.

N SHARES

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. N shares are intended as no- or low- cost distribution alternatives and are the original shares of Bridgeway Funds. Shareholders of Class N shares therefore pay no 12b-1 fees.

R SHARES

Only a select number of Bridgeway Funds have R shares. Holders of R shares pay 12b-1 fees up to 0.25%. These are shareholders who choose to purchase Bridgeway Funds through the more expensive distribution channels. 12b-1 fees on R shares are paid out of the Fund's assets on an on-going basis. As a result, these fees will increase the costs of investment over time and may ultimately cost more than N shares would have if purchased at the same time, under the same market conditions, in the same Fund.

12b-1 FEES

The 12b-1 fees pay for one or more of the following:
     1. advertising and promotion expenses of all kinds, if any, (including cooperative ads placed by brokers and dealers who might enter into written agreements with Bridgeway Funds or the Adviser in the future),
     2.   printing and mailing of shareholder letters,
     3. fulfillment expenses including the cost of printing and mailing prospectuses and sales literature to prospective shareholders of Bridgeway Funds,
     4. sales assistance payments to Forum Fund Services, relating to the sale of Bridgeway Funds shares, and
     5. for reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Bridgeway Funds shareholders who purchase and redeem their shares through such banks or other institutions.

---------------------------- ------------------------------------- --------------------------------------------------
SERVICE                      SERVICE PROVIDER                      ADDRESS
---------------------------- ------------------------------------- --------------------------------------------------
Transfer Agent               Bridgeway Funds, Inc.                 5615 Kirby Drive, Ste 518, Houston, Tx 77005
---------------------------- ------------------------------------- --------------------------------------------------

Dividend Paying Agent        Bridgeway Funds, Inc.                 5615 Kirby Drive, Ste 518, Houston, Tx 77005
---------------------------- ------------------------------------- --------------------------------------------------

Custodian                    US Bank                               425 Walnut St, Cincinnati, OH 45202
---------------------------- ------------------------------------- --------------------------------------------------

Auditor                      PricewaterhouseCoopers LLP            1201 Louisiana St, Ste 2900, Houston, Tx 77002
---------------------------- ------------------------------------- --------------------------------------------------

Fund Accounting *            ALPS Mutual Funds Servicing, Inc.     1625 Broadway, Suite 2200, Denver CO  80202
---------------------------- ------------------------------------- --------------------------------------------------

Fund Administration *        ALPS Mutual Funds Servicing, Inc.     1625 Broadway, Suite 2200, Denver CO  80202
---------------------------- ------------------------------------- --------------------------------------------------

* Services provided for Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds only. Fund accounting and administration for other Bridgeway Funds are provided by Bridgeway Capital Management, Inc. on behalf of Bridgeway Funds.

COMPENSATION DISCLOSURE

The Adviser annually discloses the compensation of its Fund managers; John Montgomery and Richard P. Cancelmo, Jr.

John's compensation is affected by Bridgeway Funds' performance in two ways. First, Aggressive Investors 1, Aggressive Investors 2, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value have performance-based fees that range from 0.2% to 1.6% of net assets, depending on trailing five-year performance relative to a market benchmark. This dramatically affects the total revenues to and profits of Bridgeway Capital Management, of which John is majority shareholder. The second and more direct way that John's compensation is tied to Bridgeway Funds' performance is through his salary. Salaries for all full-time Adviser employees, including John, have a component tied to the profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Bridgeway Funds' performance through the performance-based fee. John's personal performance is a function of specific goals, which are integrity (weighted 10%), investment performance (weighted 50%), efficiency (weighted 10%), service (weighted 10%), external communications (weighted 10%), and internal leadership (weighted 10%). The investment performance of Bridgeway Funds thus comprises half of the evaluation score that determines his salary.

Like John, Dick's compensation is affected by Bridgeway Funds' performance and the Balanced Fund's in particular. In addition, all members of the Adviser's staff participate in profit-sharing and an Employee Stock Ownership Program. Performance adjustment fees on many Bridgeway Funds greatly impact the Adviser's profitability and thereby Dick's compensation through profit sharing and the Employee Stock Ownership Program. Dick further contributes to shareholder returns as head of the Adviser's trading desk.


The following amounts are taken from Bridgeway Capital Management's un-audited financial records and individual W-2 forms:

                                                                                  Capital
                                                              SEP/IRA          Contributions/
Name                            Year          Salary        Contribution      Distributions(1),(2)
--------------------------------------------------------------------------------------------------
John Montgomery                 1993                                             (211,000)
                                1994                                             (217,000)
                                1995          70,284                              (10,000)
                                1996          29,833                              (12,000)
                                1997         158,041                               8,200
                                1998          93,096                                 0
                                1999         224,421           13,612              32,107
                                2000         278,265           13,729             422,387
                                2001         282,701           14,135                0
                                2002         350,785           10,000                0
Richard P. Cancelmo, Jr.        2001         192,208            9,610                0
                                2002         235,026           10,000                0

(1) John helped capitalize Bridgeway Capital Management with personal funds and a personal loan in 1993 and 1994. Distributions from 1997 through 2000 were to reimburse John for interest and principal on the personal loan amount only. The final distribution for this purpose was made in 2000.

(2) As an "S" Corporation, Bridgeway Capital Management's federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

FUND TRANSACTIONS AND BROKERAGE

For the purchase and the sale of securities held in Bridgeway Funds, the Adviser will select broker-dealers ("brokers") that, in its judgment, will provide "best execution." In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity, and financial condition of the broker.

Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; (2) were for services that provide lawful and appropriate assistance to its decision-making process; and (3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors, as such rates become known from available information.

The vast majority of Bridgeway Funds' brokerage services are placed on the basis of best price and execution. Occasionally, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by Bridgeway Funds. In this case, Bridgeway Funds may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that Bridgeway Funds normally pays. The services discussed above may be in written form or through direct contact with individuals. In its three most recent fiscal years ending June 30, 2003, Bridgeway Funds paid brokerage commissions as follows:

                                           Brokerage Commissions Paid
         Fund*                     6/30/2003       6/30/2002       6/30/2001
------------------------------- ---------------- -------------- ---------------

Aggressive Investors 1              $473,027         $632,381       $217,400
Aggressive Investors 2               $32,552          $10,949              -
Ultra-Small Company                  $88,726         $153,725        $74,184
Ultra-Small Company Market          $198,890         $102,104        $27,069
Micro-Cap Limited                   $106,783         $130,823        $46,607
Blue Chip 35 Index                    $1,659           $2,241         $1,707
Balanced                             $18,648          $13,712              -
                                ------------- ---------------- --------------
Total                            $920,285.46       $1,045,935       $366,967

* As of 10/31/03 the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds have not commenced operations.

The Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions or directed brokerage of any kind. The Adviser will inform Bridgeway Funds' Board of Directors of any changes to this policy.

SECURITY SELECTION PROCESS

The equity securities in which Bridgeway Funds invests consist of common stock, although it reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of each Fund's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by Bridgeway Funds will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bridgeway Funds may also invest in the following debt securities: (1) those which are direct obligations of the U.S. Treasury (e.g., Treasury bonds or bills), (2) those supported by the full faith and credit of the United States (e.g., "GNMA" certificates) and
(3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g., "FNMA" securities).

The Balanced Fund may invest a portion of its fixed-income securities in bonds below investment grade. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower quality securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.

It is expected that short-term money market securities would normally represent less than 10% of Bridgeway Funds' total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, Bridgeway Funds may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITY PRICES

Bridgeway Ultra-Small Company Market Fund is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Security Prices ("CRSP"), the organization that created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in Bridgeway Funds specifically. CRSP has no obligation or liability with respect to Bridgeway Funds or its shareholders.

ALLOCATION OF TRADES TO CLIENTS

Bridgeway Capital Management, Inc. seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. To provide for an allocation of trades which is fast, fair, and documented, the Adviser will allocate trades as follows:

1. When the Adviser has access to perceived superior trading on any trading network, it may execute trades on this network for all clients who have an account with a custodian. Other (broker specific) clients may not receive as good a price, but this may be offset by a lower (zero) custodial cost to them.

2. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

3. When different brokers execute trades on the same day at different prices, or across multiple trading days, the Adviser will favor clients on a rotating basis. The initial client sequence will be reset on June 15 and December 15 each year by random number generator. The Adviser will document this rotation in a separate file, which includes the trade date, security, and client at the top of the rotation list. The prices received will not be reconciled or averaged between separate clients. Any sell orders from Bridgeway Capital Management or Bridgeway Charitable Foundation (the Adviser's giving arm) will always be moved to the bottom of the rotation; thus, they will receive lowest priority.

4. If there is an outstanding order from a previous day, (for example, due to trades generated by cash flows in an individual account) that order will remain first in sequence; new orders will follow the rules above. In other words, new orders will not "bump" outstanding orders. The sole exception is that sell orders from Bridgeway Capital Management and Bridgeway Charitable Foundation will be moved to the very bottom of the rotation; thus, they will be "bumped."

5. If there is an outstanding order from a different stock-picking model for example, (Calvert Large Cap Growth Fund is buying a growth-oriented company based on a growth model and this company is later identified as a buy by a second model used in a different Fund, an outstanding order will not be "bumped." This overrides procedure No. 3. The sole exception is that sell orders from Bridgeway Capital Management and Bridgeway Foundation will be moved to the very bottom of the rotation; thus, they will be "bumped."

6. However, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long term soon, this client or clients will get priority overriding procedure No. 3, 4, and 5. For purposes of this procedure, "soon" will mean the length of time the Adviser believes is needed to complete the trade.

If the trade is a buy and the buy would put an account in an inappropriately temporarily leveraged position due to an outstanding sell order (e.g., when a "round robin" on a sell order is being worked gradually), then such an account may get sell order priority overriding procedure No. 3 and 4. Procedure No. 1 frequently, but not always, overrides procedure No. 3.

NET ASSET VALUE

The net asset value of Bridgeway Funds shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange ("NYSE", currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each Bridgeway Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of that Fund's shares outstanding at such time.

Bridgeway Funds securities and Futures (other than options) that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or ask price (short positions.) Options are valued at the average of the best bid and best offer quotations. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the Adviser will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. Bridgeway Funds will not re-price Funds based on a later security closing price that may be reported, for example, in the next day's newspaper or by notification by the Exchange.

All securities for which market quotations are not readily available are valued at fair value as determined in good faith using policies approved by the Board of Directors. If there is a trading halt on a security, the Adviser's staff will use its best efforts to research the reasons for the trading halt. The Adviser will contact the Board with pricing proposals as soon as possible if the value of the security is more than 1% of portfolio net asset value based on the most recent full day the security traded. Below this amount, a "fair value" price will be determined by a committee comprised of a Fund manager, Bridgeway Funds' Treasurer (or in his absence, his designee), and one other member of the Investment Management Team. In the absence of further news, other information or resumption of trading, this price will be used until the next Bridgeway Funds Board meeting. If there are multiple trading halts in one fund, Bridgeway Funds Board will be contacted for fair value pricing if the total of all trading halts is more than 2% of net assets based on the most recent full day each individual security traded.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of Bridgeway Funds to make payment wholly in cash, Bridgeway Funds may pay a redemption price in part by a distribution in kind of securities from the Fund involved in lieu of cash. Bridgeway Funds has elected to be governed by Rule 18 f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% percent of the net asset value of a Bridgeway Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Bridgeway Funds will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

In addition, any shareholder redeeming an amount of $250,000.00 or more may request that redemption be made in kind rather than in cash. Since the Bridgeway Funds may generally benefit from a reduction in transaction costs, it is happy to entertain the possibility of such redemptions by shareholders with larger accounts. In such cases, Bridgeway Funds may distribute a pro-rata portion of all Fund holdings, or, at its discretion and in accordance with Board-approved policy; it may distribute a smaller number of securities. However, if a shareholder's redemptions total more than $250,000.00 within a 90-day period, Bridgeway Funds reserves the right to deny the redemption in kind alternative if Bridgeway Funds' Treasurer feels it is not in the best interest of that Fund. Interested shareholders should contact Bridgeway Funds directly.

TAXATION

For the current and all subsequent fiscal years, Bridgeway Funds intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that Bridgeway Funds so qualifies, it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short-term capital gains) and net capital gains that are distributed to shareholders. Since the Bridgeway Funds intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as a RIC, Bridgeway Funds must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include, (1) at least 90% of Bridgeway Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of Bridgeway Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of Bridgeway Funds, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of Bridgeway Funds' taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Bridgeway Funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends from Bridgeway Funds' investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of Bridgeway Funds' earnings and profits. Distributions of Bridgeway Funds' net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long term capital gain, regardless of how long they have held their shares of Bridgeway Funds.

Dividends declared by Bridgeway Funds in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by Bridgeway Funds and received by the shareholders on the record date if the dividends are paid by Bridgeway Funds during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

WITHHOLDING

Bridgeway Funds is required to withhold 20% of all dividends, capital gain distributions, and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide a correct taxpayer identification number. Bridgeway Funds is also required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

TOTAL RETURN

Average annual total return quotations, used in Bridgeway Funds' printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                                P (1 + T)n = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof). Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

YIELD

Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in Bridgeway Funds' registration statement, and used in its sales literature and promotional materials, are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2 [ (a-b + 1)6 - 1]
                                       ---
                                             cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), Bridgeway Funds calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by Bridgeway Funds, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

OTHER INFORMATION

Bridgeway Funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), or Morningstar, Inc. ("Morningstar"); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

The Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Funds.

GENERAL INFORMATION

Bridgeway Funds, is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of Bridgeway Funds' outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Bridgeway Funds has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of outstanding Bridgeway Funds shares. The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of Bridgeway Funds' outstanding shares. The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant's communication to all other shareholders, at the applicant's expense.

Shareholder inquiries should be directed to Bridgeway Funds at the address and telephone number indicated on the cover page of this Statement of Additional Information.

FINANCIAL STATEMENTS

Bridgeway Funds' 2003 Annual Report to Shareholders was mailed to shareholders on October 31, 2003. It will be sent to any other interested parties upon written request. It is incorporated here by reference. It can also be accessed electronically or requested by email at www.bridgewayfund.com.

[RETURN TO PEAK GRAPH]

Peak 9/1/00                  $54.83
6/30/03                      $39.94
Bottom 3/11/03               $28.81

[BRIDGEWAY FUNDS LOGO]

October 9, 2003            June 2003 Quarter - Annual Report

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund had a positive return of 28.3% in the June quarter compared to a 15.4% return for both our primary market benchmark (the S&P 500 Index) and our peer benchmark (the Lipper Capital Appreciation Funds Index). On both an absolute and a relative basis, this is the best quarter we've had since 1999. I am very pleased.

On the strength of this quarter, we beat each of our benchmarks for the fiscal year ending June 30. We are now approaching the half-way point toward getting back to our all-time (dividend adjusted) peak price, set in September 2000. Since inception, we have beaten each of our benchmarks by an average of more than 10%/year (although it is not true that we beat the market every year). According to data from Morningstar, the Aggressive Investors 1 Fund ranked 12th of 262 aggressive growth funds for the quarter, 17th of 230 for the last twelve months, and 1st of 149 over the last five years.

Performance Summary

TRANSLATION: It's a clean sweep again. We're beating each of our benchmarks over the last quarter, one-year, five-year, and life-to-date periods.

The following table presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. The graph below presents the quarterly and cumulative performance of our Fund and benchmarks since inception.

                                          June Qtr.        1 Year        5 Year       Life-to-Date
                                           4/1/03          7/1/02        7/1/98          8/5/94
                                        to 6/30/03(4)    to 6/30/03   to 6/30/03(5)   to 6/30/03(5)
                                        -------------    ----------   -------------   -------------
Aggressive Investors 1 Fund(1)               28.3%          9.4%           19.6%          22.2%
S&P 500 Index (large companies)(2)           15.4%          0.3%           -1.6%          10.8%
Russell 2000 (small companies)(2)            23.4%         -1.6%            1.0%           8.6%
Lipper Capital Appreciation Funds(3)         15.4%          1.2%           -1.7%           7.9%

(1)Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2)The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (3)The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (4)Periods less than one year are not annualized. (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.

      GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 8/5/94
                             (INCEPTION) TO 6/30/03

                              [PERFORMANCE GRAPH]


                                               8/5/94     9/30/94    12/30/94      3/30/95     6/30/95     9/30/95     12/30/95
Aggressive Investors 1 Portfolio                10000    10520.41    10876.83     10891.13    11952.68    12963.19     13824.14
S&P 500 (large stocks)                          10000    10172.26    10170.04     11157.11    12218.77     13186.9     13978.37
Russell 2000 (small growth stocks)              10000    10514.54     10320.2     10796.56    11808.72    12974.99     13256.21
Lipper Capital Appreciation  Funds              10000    10453.49    10304.59     11023.26    12054.65    13242.75     13560.28


                                                3/30/96     6/30/96      9/30/96    12/30/96     3/30/97      6/30/97     9/30/97
Aggressive Investors 1 Portfolio                15396.7    17123.43     17894.29    18275.29    17105.76     20537.85    24188.53
S&P 500 (large stocks)                         14727.73    15387.14     15859.08     17179.3    17642.95     20716.54    22266.41
Russell 2000 (small growth stocks)             13932.62    14629.61     14679.11    15442.75    14644.25     17018.15    19550.96
Lipper Capital Appreciation  Funds             14307.39    14937.89     15300.36    15588.41    14883.66     17172.05    19155.19


                                               12/31/97      3/31/98     6/30/98     9/30/98     12/31/98     3/31/99     6/30/99
Aggressive Investors 1 Portfolio               21613.52     24979.08    24251.07    18606.01     25781.56    28118.56    32345.03
S&P 500 (large stocks)                         22903.43     26091.41    26950.33    24274.54     29435.48    30900.19    33074.64
Russell 2000 (small growth stocks)             18896.27      20796.9    19827.38    15833.03     18415.22    17416.32    20124.83
Lipper Capital Appreciation  Funds             18700.91     21091.67     21448.1    18370.11     22438.07    23516.02    25797.83


                                                9/30/99     12/31/99     3/31/00     6/30/00      9/29/00    12/29/00     3/30/01
Aggressive Investors 1 Portfolio               33588.14      56878.1    64095.13    68920.56     76644.05    64602.42    56339.14
S&P 500 (large stocks)                         31013.29     35627.82    36444.91    35476.75     35132.82    32383.85    28544.58
Russell 2000 (small growth stocks)             18852.37     22329.67    23911.47    23007.68     23262.04    21655.08    20246.35
Lipper Capital Appreciation  Funds             24773.52     31227.16    34037.75    30745.67     31254.96     27189.9    23311.09


                                                6/30/01     9/30/01    12/31/01      3/31/02      6/30/02     9/30/02     12/31/02
Aggressive Investors 1 Portfolio               62443.54    49281.86    57366.47     57485.58     54358.94    46676.33     47033.66
S&P 500 (large stocks)                         30215.17    25780.88    28535.88     28614.47     24780.87    20499.36     22229.13
Russell 2000 (small growth stocks)             23139.15    18328.68     22193.4     23077.53     21150.03    16623.87     17647.47
Lipper Capital Appreciation  Funds             25171.22    19846.98    22862.07     22658.42      19410.4    16362.64     17378.95


                                                3/31/03      6/30/03
Aggressive Investors 1 Portfolio               46333.88     59465.79
S&P 500 (large stocks)                         21529.05     24843.02
Russell 2000 (small growth stocks)             16854.79     20802.96
Lipper Capital Appreciation  Funds             17020.43      19647.5

Detailed Explanation of Quarterly Performance

TRANSLATION: It has been quite some time since we've seen any stocks double in value in a single quarter. Although the June quarter market climb was broad-based, Internet related stocks led the way for the second quarter in a row. Eight stocks gained more than 50% in the June quarter:

Rank          Description                          Industry                 % Gain
----          -----------                          --------                 ------
 1     E-Loan Inc.                       Internet                           115.6%
 2     E*TRADE Group Inc.                Diversified Financial Services     101.9%
 3     SINA Corp.                        Internet                            90.4%
 4     Hovnanian Enterprises Inc.        Home Builders                       70.6%
 5     Avid Technology Inc.              Software                            59.6%
 6     j2 Global Communications Inc.     Internet                            56.8%
 7     Ryland Group Inc.                 Home Builders                       52.4%
 8     Omnivision Technologies Inc.      Semiconductors                      50.2%

As they did in the March quarter, Internet stocks populated the list of best performers this quarter. Three of our top eight stocks were Internet related (four if one counts E*TRADE.) The other five that appreciated at least 50% were spread among four different industries, ranging from software to homebuilders. At the very top of our list is E-Loan, an online consumer loan and debt management company I discussed in the last shareholder letter. On top of last quarter's 39% rise, it racked up another very impressive 116% gain in the June quarter. The company continues to benefit from falling interest rates and the nation's housing boom and has worked to broaden its revenue base in the financial services lending area.

E*TRADE Group was another company that one of our models saw as a good buy last summer. The company had been beaten down by the Internet bust on one side and the securities industry rout on the other (amid the continuing bear market). We have seen a turnaround in both industries this year, and E*TRADE's stock price has recovered nicely, doubling in the last quarter.

SINA Corporation is a new Internet stock purchase in this Fund. SINA is a global Internet-media company that operates Chinese-language Internet destination sites. The company uses local teams to produce and maintain content in China, Hong Kong, Taiwan, and North America. It has diversified its revenue stream beyond advertising sales. Over 60% of the March 2003 quarterly revenues came from non-advertising sources. The stock has performed very well since we purchased it, rising from an average cost of $10.63 to $20.25 at the end of the quarter.

Lest you think from this list that our Fund has become an Internet fund, 11.7% of our net assets were invested in the Internet industry at quarter end, or only 7.3% on the basis of original purchase price. No stocks fell by more than 50%. Our worst performing stock was FTI Consulting Inc., a consulting firm that advises clients in the area of legal services. It was down 18.9% in spite of continuing positive economic performance.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Our full fiscal year results mirrored the quarter for our best stocks (only slightly magnified), although we had quite a few more on the declining side of the ledger.

Our list of best-performing stocks for the fiscal year looks much like our quarterly list:

Rank          Description                             Industry                % Gain
----          -----------                             --------                ------
 1      E-Loan Inc.                         Internet                          403.6%
 2      E*TRADE Group Inc.                  Diversified Financial Services     94.9%
 3      SINA Corp.                          Internet                           90.4%
 4      Omnivision Technologies Inc.        Semiconductors                     74.2%
 5      j2 Global Communications Inc.       Internet                           61.8%
 6      Mid Atlantic Medical Services       Healthcare-Services                60.2%
 7      Apollo Group Inc.                   Commercial Services                59.9%
 8      FTD Inc.                            Internet                           56.6%
 9      Avid Technology Inc.                Software                           56.1%
10      Hovnanian Enterprises Inc.          Home Builders                      52.3%
11      Nextel Communications Inc.          Telecommunications                 52.2%

However, the list of worst-performing stocks reminds us what most of the year looked like before the June quarter. It wasn't pretty:

Rank            Description                     Industry                    % Loss
----            -----------                     --------                    ------
 1     PEC Solutions Inc.                   Computers                       -62.7%
 2     Actrade Financial Technologies Ltd.  Commercial Services             -61.5%
 3     Register.com                         Internet                        -57.5%
 4     Danielson Holdings Corp.             Insurance                       -57.0%
 5     The Wet Seal Inc.                    Retail                          -55.4%
 6     Activision Inc.                      Software                        -55.1%
 7     SED International Holdings Inc.      Distribution/Wholesale          -51.7%

I've updated you on a few of these names along the way, including PEC Solutions, Activision, and Actrade Financial. Ouch! Really, I don't want to remember them. Another stock, Wet Seal Inc., was our only retail holding in the worst-performing category. This fashion and contemporary clothing retailer suffered last summer after reducing its earnings guidance and reporting slower sales growth than Wall Street expected. Going into the school clothes buying season with weaker sales can scare the `Street', which was apparent with Wet Seal. We closed our position in early August 2002. The stock went on to tread water for the remainder of our fiscal year (-1.3% through 6/30/03) while the Fund turned in a decidedly better performance through the end of year (+25.1% through 6/30/03). The silver lining? Even though we were disappointed in the stock's performance, the discipline of our modeling process helped us "move on" to find other attractive stocks.

Top Ten Holdings

At quarter end, Communications (including the Internet and Telecommunications) comprised our largest sector representation at 26.2% of net assets, followed by Consumer Non-Cyclicals at 23.9%. These measures are the result of individual stock picks, not any "top-down" master strategy. The diversification of our Fund is currently very strong. Our top ten holdings at the end of June represented nine different industries:

                                                                               Percent of
Rank         Description                              Industry                 Net Assets
----         -----------                              --------                 ----------
  1     Nextel Communications Inc.           Telecommunications                   6.8%
  2     E*TRADE Group Inc.                   Diversified Financial Services       4.5%
  3     Hovnanian Enterprises Inc.           Home Builders                        4.0%
  4     Utstarcom Inc.                       Telecommunications                   3.6%
  5     Amazon.com Inc.                      Internet                             3.5%
  6     The Progressive Corp.                Insurance                            3.5%
  7     Biosite Inc.                         Healthcare-Products                  3.1%
  8     Western Digital Corp.                Computers                            3.1%
  9     Corinthian Colleges Inc.             Commercial Services                  3.0%
 10     Genentech Inc.                       Biotechnology                        2.9%
                                                                                 ----
          Total                                                                  38.1%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, June 30, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The previous sections of this letter concern the performance results of your Fund. The following sections go farther into our philosophy, views, and observations. While some fund companies have eliminated such discussion because of new laws exposing funds (and their leadership) to increased liability, at Bridgeway we remain committed to sharing the policies and views that guide our decisions. We want to go the extra mile in helping you understand our Fund and its Adviser. We will not retreat from this commitment.

10th Anniversary for Bridgeway

July 12, 1993 marked an important date in our history. It was on this day that Bridgeway Capital Management, the Adviser to Bridgeway Funds, was incorporated.

It has been a very exciting ten years. The industry has gone through incredible changes with the increase in 401k plans and 529 college savings investment programs, the introduction of the Internet, the dynamic bull and bear markets, and the continued proliferation of mutual fund products. For us, there are so many things to celebrate. Here are some of the highlights:

   - We have done very well by our long-term shareholders. Our original three funds have appreciated from two and a half to six times their original worth on August 5, 1994, including the results from the most severe and extended bear market since the 1930's.

   - We have grown from the original three mutual funds to eight mutual funds (seven Bridgeway and one fund we manage for Calvert Group). We have grown to $1 billion in assets under management. But more important than our growth is the growth of our long-term shareholders' accounts. Each of the eight funds we manage has beaten its primary market benchmark and peer benchmark since inception (although we have not done so over all shorter periods).

   - We have assembled an awesome team of people who work toward safeguarding and growing your investments. (For a brief taste of the kind of people I work with, read the customer service section below.)

   - We have continued our charitable giving programs. Bridgeway Capital Management donates half of its advisory fee profits to charitable and non-profit organizations. Last year we broke through the million dollar barrier.

Reflecting on the Four Bridgeway Values

When we started Bridgeway, we envisioned creating something different. The mutual fund industry was a "mature" industry by most standards, so Bridgeway was coming in behind the curve. A key part of our organization, our mission, was created around four business values that help inform our business decisions: integrity, investment performance, cost efficiency, and friendly service. These aren't just nice words that some management consultant left us with to gather dust after a planning exercise. They are the founding principles of our firm. We use them actively in the day-to-day life of our firm.

In reflecting on our ten-year history, I thought it would be appropriate to consider a handful of current issues and results surrounding these business values. And, after ten years, I think it is fair that you evaluate us against this mission as well.

If you have insights or comments about this section, please email them to fund@bridgewayfund.com.

Integrity: Complete Communication

TRANSLATION: The worst thing that happened at Bridgeway over the last year was failing to uncover two incorrect fund prices (net asset values per share) from Fiscal Year 2002 until preparing the Fiscal Year 2003 financials over a year later. Correcting these errors resulted in a downward restatement of the net asset value per share by $0.09 in the Micro-Cap Limited Fund and $0.05 in the Ultra-Small Company Fund.

While there are many aspects to the concept of integrity, keeping your word, doing what is right and communicating openly are three that are fairly universally accepted. We have also tried to extend our commitment to integrity into every part of our business, whether in our Code of Ethics, our disclosure of portfolio manager compensation, our performance-based fee structure (in actively-managed funds), or our policy on no soft dollars. Complete communication also includes disclosing things that did not go well. In this light, for the past six years we have chosen to share our "worst mistake of the year" (in Adviser's opinion) in our annual letter. At Bridgeway, we are committed to doing some important things and we are going to make mistakes. We learn from them and try hard not to repeat them. Shareholders tell us that they appreciate and enjoy the "down to earth" straightforward style of reporting to them.

In the fiscal year that ended June 30, 1999, we reported poor performance in our ultra-small companies due to our delay in selling some poorly-performing ones. For last fiscal year, we reported a $175,000 trading error, which we, the Adviser, paid. In the spring of 2002, our fund accounting team incorrectly recorded several securities transactions in two funds, Micro-Cap Limited and Ultra-Small Company. Two offsetting groups of transactions made the errors hard to detect until the preparation of the Fiscal Year 2003 financial statements.

In accordance with industry practice and Bridgeway's commitment, the Adviser has compensated the Fund approximately $104,000 for corrections to shareholders' accounts from the pricing errors. Micro-Cap Limited shareholders who purchased during the period that the fund re-opened in 2003 have been issued the additional shares due them. This change is reflected on their September account statements. Correcting these errors across fiscal years took quite a bit of time and resulted in delay in issuing this annual report. I apologize for both the errors and the delay. If you have questions or concerns about this issue, please call us at 800-661-3550.

Performance: A Taste of Disciplined Investment Results over the Last Five Years

Good performance is what every investor wants. There are several ways to look at this. Some people are market timers and look for short-term results. As I have commented many times and as most research indicates, this approach to investment -- more often than not -- leads to wealth destruction. From the beginning, Bridgeway has focused on long-term performance. While we are still considered a newcomer by many, we have two funds with nine-year track records and are looking forward to reaching the ten-year milestone next year.

TRANSLATION: Four Bridgeway funds ranked in the Wall Street Journal's Top 50 for five-year performance as of June 30, 2003. Our focus on long-term investing is making a difference. Bridgeway has more funds in the top 50 performing funds over five years than any other mutual fund family.

As reported in the Wall Street Journal's listing of top 50 performing stock funds over the last five years, four (out of a total of five eligible) Bridgeway funds made the list: Bridgeway Aggressive Investors 1 (#10), Bridgeway Micro-Cap Limited (#11), Bridgeway Ultra-Small Company (#12), and Bridgeway Ultra-Small Company Market (#44). No other fund company had three funds on the list. As one Bridgeway partner said, "You don't have to offer a hundred funds to place some top performers if you stick to what you can do well." While I'm pleased with these results, I'm really much more interested in how our two oldest funds (Ultra-Small Company and Aggressive Investors 1) will rank at their ten-year milestones.

Cost: Drive for Low Cost Leadership

Many people are talking about costs in our industry. Despite the introduction of more efficient technologies for mutual fund operations, cost efficiency has not kept up with asset growth for the industry as a whole.

TRANSLATION: Bridgeway is working to keep costs low and raise industry awareness toward more disclosure in this area.

Recently, in testimony before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises, as well as to the media, I have had the opportunity to be an industry voice in favor of lowering costs and disclosing them better. While we are not the lowest cost player in the industry (Vanguard still owns this title), we are among the lowest. We currently have the lowest expense ratio retail fund (Blue Chip 35 Index Fund), based on Morningstar data, and we continue to work hard to bring our costs down. Our actively managed funds typically have performance incentives, and since our performance has beaten its market benchmarks, our total expense ratio is higher for these funds. However, as a family of funds, we focus on keeping costs low because we believe that low costs give our shareholders better returns. There are many ways to keep costs low: we have a seven-to-one internal compensation cap, we maintain low-cost operations in Houston, we focus on quant models, and we don't advertise. Here is another example of a cost saving effort that we recently reviewed with your Fund Board:

Trading. The cost associated with trading has always been a focus at Bridgeway. Within our industry there is no clear way for shareholders to know how much trading costs are eating into their returns. While I am a proponent of more disclosure in this area, current regulations so not require it. This is unfortunate, for trading costs at industry averages can represent about 2% per year in returns -- more than most expense ratios. Given the impact of this cost, we measure ourselves against the industry using an outside agency called Plexus, and we review this information with the Fund Board. While the average industry player pays around five cents per share for trading, we are paying around one and a half cents per share. Without sacrificing service and quality of trading, we are continually exploring ways to be one of the lowest cost traders in the industry and to pass these savings on to the shareholders in the net returns.

With support and encouragement from your Fund's Board of Directors, we look for innovations and ideas that will help us meet our commitment to keeping costs low for you.

Service - Grandmother's Homemade Bread (from Joanna)

There is absolutely no smell on earth better than bread baking in the oven. I used to watch my grandmother mix the gooey mound of flour and yeast and warm water by hand in a huge shallow bowl. She let it rise, "punched" it down and let it rise again. After the second rise she divided it into loaves and "spanked" it to get air bubbles out. Her hands worked lovingly through each stage. Grandmother would smile as we quickly buttered the warm bread just out of the oven. No bread machine, no bakery-fresh bread, no "break and bake" from the freezer section can ever duplicate Grandmother's homemade bread.

There is no substitute for work done with care and with a sense of pride and true service. When prospective shareholders call our customer service group asking questions about our funds, we answer them. We often give longer explanations of fund objectives or asset classes or how to open accounts when we can tell that a caller is experiencing some confusion or frustration. We have no quotas or time limitations. We spend as much time as it takes for callers to get the information they need and their questions answered. In fact, when call volumes rise, of the 17 partners at Bridgeway, about one-half of us take calls, even those who are not "officially" in the customer service area. We all feel responsible for taking care of you.

Recently, when we considered outsourcing our customer service call center for a possible expense reduction, I felt like my grandmother would have felt if we'd bought ultra-bleached, tasteless "store-bought" bread. Cheaper? Perhaps. Expedient? Absolutely. Tasty? Satisfying? Handled with care? Hardly. Homemade service at Bridgeway: prepared with care; served warm each day.

Recent Press Coverage

Bridgeway has been receiving some very good press recently. A Forbes article (April 28, 2003), "Pay for Performance," outlines some arguments in favor of performance based fees, especially at smaller firms such as Bridgeway. "Who Says Nice Guys Finish Last?" in Business Week (June 16, 2003) discusses some of Bridgeway's shareholder-friendly policies. "A Family of Solid Mutual Funds" published in the Daily Record (New Jersey, June 8, 2003 and syndicated in many local newspapers across the country), reviews a number of the unusual features (some of them unique) of our advisory firm and funds.

Conclusion

I can't begin to tell you how honored I feel to be a part of all that is happening at Bridgeway and to be a steward of your investments. Without the trust you've shown by investing in our funds, it would not have been possible to accomplish all that we have. Thanks for your role in helping us to make Bridgeway Capital Management and Bridgeway Funds what they are today, a foundation for what we strive to become in the future. As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- both favorable and critical.

Sincerely,
/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2003

                    Industry  Company                              Shares          Value
                    --------  -------                             ---------     ------------
Common Stock - 99.1%
    Apparel - 2.8%
             Coach Inc *                                            159,700     $  7,943,478
    Auto Manufacturers - 2.4%
             Ford Motor Co                                          388,100        4,265,219
             General Motors Corp                                     67,400        2,426,400
                                                                                ------------
                                                                                   6,691,619
    Banks - 0.1%
             FleetBoston Financial Corp                              10,400          308,984

    Biotechnology - 2.9%
             Genentech Inc *                                        114,700        8,272,164

    Building Materials - 0.8%
             Trex Co Inc *                                           58,800        2,307,900

    Commercial Services - 7.6%
             Apollo Group Inc *                                     118,200        7,304,760
             Career Education Corp *                                 45,900        3,134,970
             Corinthian Colleges Inc *                              175,300        8,468,743
             FTI Consulting Inc *                                   102,600        2,561,922
                                                                                ------------
                                                                                  21,470,395

    Computers - 3.1%
             Western Digital Corp *                                 841,400        8,666,420

    Diversified Financial Service - 6.7%
             Countrywide Financial Corp                              46,400        3,228,048
             E*TRADE Group Inc *                                  1,502,900       12,774,650
             JP Morgan Chase & Co                                     4,500          153,810
             New Century Financial Corp                               5,300          230,232
             Portfolio Recovery Associates Inc *                     82,000        2,526,420
                                                                                ------------
                                                                                  18,913,160

    Electric - 1.2%
             Duke Energy Corp                                       169,300        3,377,535

    Electrical Components & Equipme - 0.9%
             Energizer Holdings Inc *                                79,200        2,486,880

    Electronics - 1.8%
             Garmin Ltd *                                           124,900        4,983,510

    Healthcare - Products - 6.2%
             Biosite Inc *                                          181,500        8,744,670
             Gen-Probe Inc *                                         93,800        3,842,986
             Varian Medical Systems Inc *                            82,700        4,761,039
                                                                                ------------
                                                                                  17,348,695

    Healthcare - Services - 4.7%
             American Healthways, Inc *                              55,000        1,981,100
             Mid Atlantic Medical Services *                        135,300        7,076,190
             Pacificare Health Systems *                             56,400        2,782,212
             UnitedHealth Group Inc                                  26,000        1,306,500
                                                                                ------------
                                                                                  13,146,002

    Home Builders - 6.8%
             Hovnanian Enterprises Inc *                            189,000       11,141,550
             Ryland Group Inc                                       114,700        7,960,180
                                                                                ------------
                                                                                  19,101,730

    Insurance - 4.6%
             Hilb Rogal & Hamilton Co                                86,200        2,934,248
             The Progressive Corp                                   135,090        9,875,079
                                                                                ------------
                                                                                  12,809,327
    Internet - 11.7%
             Amazon.Com Inc *                                       273,900        9,948,048
             Checkfree Corp *                                       100,300        2,808,400
             Digital River Inc *                                    286,200        5,480,730
             E-Loan Inc *                                           352,000        1,950,080
             FTD Inc *                                               12,480          251,597
             Netbank Inc                                             89,000        1,161,450
             Sina Corp *                                            254,000        5,143,754
             eBay Inc *                                              27,600        2,870,400
             j2 Global Communications Inc *                          73,400        3,376,400
                                                                                ------------
                                                                                  32,990,859

    Oil & Gas - 2.9%
             Chesapeake Energy Corp                                 306,000        3,090,600
             Petroleo Brasileiro SA - Petrobras *                   124,200        2,454,192
             XTO Energy Inc                                         124,666        2,507,033
                                                                                ------------
                                                                                   8,051,825

    Pharmaceuticals - 4.3%
             AdvancePCS *                                            26,800        1,025,100
             Bristol-Myers Squibb Co                                 93,100        2,527,665
             Eon Labs Inc *                                         121,100        4,255,454
             Gilead Sciences Inc *                                   75,000        4,166,250
                                                                                ------------
                                                                                  11,974,469

    Retail - 4.9%
             Movie Gallery Inc *                                    137,000        2,552,310
             Pacific Sunwear Of California *                        235,300        5,666,024
             Tractor Supply Co *                                    115,400        5,465,344
                                                                                ------------
                                                                                  13,683,678

    Semiconductors - 2.6%
             Omnivision Technologies Inc *                          231,440        7,204,727

    Software - 4.8%
             Avid Technology Inc *                                  216,400        7,645,412
             Take-Two Interactive Software Inc *                    202,200        5,726,304
                                                                                ------------
                                                                                  13,371,716

    Telecommunications - 14.4%
             Boston Communications Group *                          142,600        2,411,366
             Interdigital Communications Corp *                     211,200        4,939,968
             Nextel Communications Inc *                          1,057,900       19,116,253
             SBC Communications Inc                                 158,500        4,049,675
             Utstarcom Inc *                                        284,050       10,123,542
                                                                                ------------
                                                                                  40,640,804

    Toys/Games/Hobbies - 1.1%
             Leapfrog Enterprises Inc *                              94,400        3,002,864

    Transportation - 0.0%
             Kirby Corp *                                                10              282
                                                                                ============

    Total Common Stock (Identified Cost $221,739,620)                           $278,749,023

Options - 0.0%
    Options - 0.0%
             Call Coach Inc Aug 03 $50.00                            10,800           28,890
             Call Coach Inc Jul 03 $50.00                            18,800           29,140
             Call Garmin Ltd Jul 03 $50.00                           16,900            2,535
             Call Western Digital Corp
                Jul 03 $12.50                                        75,000           11,250
             Call Western Digital Corp
                Oct 03 $12.50                                        50,400           37,800
                                                                                ------------
                                                                                     109,615
                                                                                ============

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2003

                         Industry  Company                               Shares             Value
                         --------  -------                               ------             -----
    Total Options (Identified Cost $258,075)                                             $     109,615

U.S. Government Obligations - 3.0%                                     Principal
    U.S. Government Obligations - 3.0%
             U.S. Treasury - 7.875% Notes
                due 02/15/2021 ***                                    $      94,000            134,214
             U.S. Treasury - 8.000% Notes
                due 11/15/2021 ***                                        4,646,000          7,174,210
             U.S. Treasury - 7.250% Notes
                due 08/15/2022 ***                                          332,000            449,860
             U.S. Treasury - 6.250% Notes
                due 08/15/2023 ***                                          238,000            291,550
             U.S. Treasury - 6.750% Notes
                due 08/15/2026 ***                                          218,000            284,082
                                                                                         -------------
                                                                                             8,333,916
                                                                                         =============

    Total U.S. Government Obligations
             (Identified Cost $8,333,916)                                                $   8,333,916

Short-term Investments - 1.9%
    Money Market Funds - 1.9%
             Firstar U S Treasury Money Market
                Fund Institutional                                        5,369,725          5,369,725
                                                                                         =============

                                                                           Shares
        Total Short-term Investments (Identified Cost $5,369,725)                        $   5,369,725
                                                                                         =============

     Total Investments - 104.0% ($235,701,336) **                                        $ 292,562,279

     Other Assets and Liabilities, net - (4.0)%                                          $ (11,186,878)
                                                                                         =============

    Total Net Assets - 100.0%                                                            $ 281,375,401
                                                                                         =============

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to June 30, 2003.

** See Note 9.

*** The security is purchased with the cash proceeds from securities loans.

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2003

ASSETS:
       Investments at value (cost - $235,701,336) *                                            $ 292,562,279
       Receivable for shares sold                                                                    181,981
       Receivable for investments sold                                                             5,002,851
       Receivable for interest                                                                         3,148
       Receivable for dividends                                                                       34,047
       Accrued securities lending fee                                                                 94,739
       Prepaid expenses                                                                               13,743
------------------------------------------------------------------------------------------------------------
             Total assets                                                                        297,892,788
------------------------------------------------------------------------------------------------------------

LIABILITIES:
       Due to custodian                                                                              925,981
       Payable for shares redeemed                                                                   213,757
       Payable for investments purchased                                                           6,602,618
       Payable for management fee                                                                    378,132
       Payable upon return of securities loaned                                                    8,333,916
       Accrued expenses                                                                               62,983
------------------------------------------------------------------------------------------------------------
             Total liabilities                                                                    16,517,387
------------------------------------------------------------------------------------------------------------
       NET ASSETS ( 7,045,428 SHARES OUTSTANDING)                                              $ 281,375,401
============================================================================================================
       Net asset value, offering and redemption price per share ($281,375,401 / 7,045,428)     $       39.94
============================================================================================================

NET ASSETS REPRESENT:
       Paid-in capital                                                                         $ 303,438,300
       Undistributed net realized loss                                                           (78,923,842)
       Net unrealized appreciation of investments                                                 56,860,943
------------------------------------------------------------------------------------------------------------
       NET ASSETS                                                                              $ 281,375,401
============================================================================================================

* At June 30, 2003 securities with an aggregate market value of $8,190,600 were on loan to brokers.

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2003

INVESTMENT INCOME:
    Dividends                                                $  1,852,363
    Securities lending                                       $    603,486
    Interest                                                       77,913
-------------------------------------------------------------------------
      Total income                                              2,533,762

EXPENSES:
    Management fees                                             3,731,211
    Accounting fees                                               453,748
    Audit fees                                                     59,658
    Custody                                                        76,769
    Insurance                                                      18,978
    Legal                                                          22,810
    Registration fees                                              38,562
    Directors' fees                                                16,794
    Miscellaneous                                                  10,024
-------------------------------------------------------------------------
      Total expenses                                            4,428,554
-------------------------------------------------------------------------

NET INVESTMENT LOSS                                            (1,894,792)
-------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Net realized loss on investments                          (18,511,737)
    Net realized loss on options                                 (426,032)
    Net change in unrealized appreciation                      40,337,180
-------------------------------------------------------------------------
    Net realized and unrealized gain (loss)                    21,399,411
-------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ 19,504,619
=========================================================================

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year ended         Year ended
                                                                June 30, 2003      June 30, 2002
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                        $  (1,894,792)     $  (2,498,028)
     Net realized loss on investments                             (18,511,737)       (29,805,350)
     Net realized loss on options                                    (426,032)          (733,150)
     Net change in unrealized appreciation                         40,337,180         (2,486,062)
------------------------------------------------------------------------------------------------
      Net increase (decrease) resulting from operations            19,504,619        (35,522,590)
------------------------------------------------------------------------------------------------
     Distributions to shareholders:
      From net investment income                                            0                  0
      From realized gains on investments                                    0                  0
------------------------------------------------------------------------------------------------
       Total distributions to shareholders                                  0                  0
FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                                  37,797,341        163,905,238
     Reinvestment of dividends                                              0                  0
     Cost of shares redeemed                                      (52,802,170)      (108,902,992)
------------------------------------------------------------------------------------------------
      Net increase (decrease) from Fund share transactions        (15,004,829)        55,002,246
------------------------------------------------------------------------------------------------
      Net increase in net assets                                    4,499,790         19,479,656
NET ASSETS:
     Beginning of period                                          276,875,611        257,395,955
------------------------------------------------------------------------------------------------
     End of period                                              $ 281,375,401      $ 276,875,611
================================================================================================

Number of Fund shares:
     Sold                                                           1,103,713          4,366,381
     Issued on dividends reinvested                                         0                  0
     Redeemed                                                      (1,642,863)        (2,919,571)
------------------------------------------------------------------------------------------------
      Net increase                                                   (539,150)         1,446,810
     Outstanding at beginning of period                             7,584,578          6,137,768
------------------------------------------------------------------------------------------------
     Outstanding at end of period                                   7,045,428          7,584,578
================================================================================================

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                         Year ended June 30,
                                                      2003             2002             2001            2000
PER SHARE DATA
      Net asset value,
          beginning of period                     $      36.51     $      41.94     $      48.99     $     26.02
----------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
              Net investment loss*                       (0.27)           (0.34)           (0.42)          (0.60)
              Net realized and
                  unrealized gain (loss)                  3.70            (5.09)           (4.21)          27.86
----------------------------------------------------------------------------------------------------------------
      Total from investment operations                    3.43            (5.43)           (4.63)          27.26
----------------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                           0.00             0.00             0.00            0.00
          Net realized gains                              0.00             0.00            (2.42)          (4.29)
----------------------------------------------------------------------------------------------------------------
      Total distributions                                 0.00             0.00            (2.42)          (4.29)
----------------------------------------------------------------------------------------------------------------
      Net asset value, end of period              $      39.94     $      36.51     $      41.94     $     48.99
================================================================================================================
TOTAL RETURN                                              9.40%          (12.95%)          (9.40%)        113.08%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                   $281,375,401     $276,875,611     $257,395,955     $44,901,522
      Ratios to average net assets:
          Expenses after waivers
              and reimbursements                          1.90%            1.81%            1.80%           2.00%
          Expenses before waivers
              and reimbursements                          1.90%            1.81%            1.80%           2.01%
          Net investment loss after waivers
              and reimbursements                         (0.81%)          (0.89%)          (0.95%)         (1.52%)

      Portfolio turnover rate                            138.0%           154.0%           109.6%          156.9%

                                                     1999
PER SHARE DATA
      Net asset value,
          beginning of period                     $    20.32
----------------------------------------------------------------
      Income (loss) from investment operations:
              Net investment loss                      (0.13)
              Net realized and
                  unrealized gain (loss)                6.43
----------------------------------------------------------------
      Total from investment operations                  6.30
----------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                         0.00
          Net realized gains                           (0.60)
----------------------------------------------------------------
      Total distributions                              (0.60)
----------------------------------------------------------------
      Net asset value, end of period              $    26.02
================================================================
TOTAL RETURN                                           33.38%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                   $9,509,623
      Ratios to average net assets:
          Expenses after waivers
              and reimbursements                        1.04%
          Expenses before waivers
              and reimbursements                        1.04%
          Net investment loss after waivers
              and reimbursements                       (0.65%)

      Portfolio turnover rate                          211.1%

* Based on average daily shares outstanding.

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of June 30, 2003, has seven funds: the Aggressive Investors 1 Fund, the Aggressive Investors 2 Fund, the Ultra-Small Company Fund, the Ultra-Small Company Market Fund, the Micro-Cap Limited Fund, the Blue Chip 35 Index Fund, and the Balanced Fund.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Aggressive Investors 1 Fund (the "Fund").

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Balanced Fund (the "Fund").

         Securities, Options, Futures and other Investments Valuation

         Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Options are valued at the average of the closing bid and ask prices. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Securities Lending

         Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                   (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Securities Loaned:

         As of June 30, 2003, the Fund loaned common stocks having a fair value of $8,190,600 and received U.S. Treasury notes with a value of $8,333,916 as collateral.

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser, a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

         The performance fee rate equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of - 0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                   (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Fund for any operating expenses above 2.0%.

6.       Derivative Instruments:

         The Fund may use derivative securities such as futures, stock options and index options.

         Futures

         A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Fund which serve as collateral for open futures contracts are indicated on the Schedule of Investments.

         Options

         An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes.

7.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                   (FORMERLY, AGGRESSIVE INVESTORS 1 PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

8.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of investment securities, other than cash equivalents were $318,265,520 and $333,251,001, respectively, for the year ended June 30, 2003.

9.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2003, were as follows:

Aggregate unrealized gain                             $ 65,883,091
Aggregate unrealized loss                                9,025,908
Net gain (loss)                                         56,857,183
Cost of investments                                    235,705,096
Capital loss carryover*                                 60,408,305
Post October 31, 2001 Capital Loss Deferral             18,511,737
Capital loss utilized                                            0

*   Expires 2009, 2010 and 2011

         The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the tax basis distributions as well as the components of distributable earnings.

Distributable Earnings
      Ordinary income                          $          0
      Long-term capital losses                  (78,923,842)
      Unrealized appreciation(depreciation)      56,860,943

Tax Distributions
      Ordinary income                          $          0
      Long-term capital gains                             0

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $1,894,792 were reclassified to paid-in capital for the year ended June 30, 2003.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Aggressive Investors 1 Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Investors I Fund (the "Fund"), one of the funds constituting Bridgeway Funds, Inc., at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLC
October 13, 2003
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                             Directors and Officers
                             June 30, 2003 unaudited

The Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years:

INDEPENDENT DIRECTORS

                               Position(s)       Term of
                                Held with       Office and                                      # of Bridgeway
                                Bridgeway       Length of    Principal Occupation(s) During     Funds Overseen   Other Directorships
Name, Address(1) , and Age       Funds         Time Served          Past Five Years               by Director     Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell               Director         Term:          Senior Pastor of Windsor           Eleven         Continental
Age 50                                           1 Year         Village United Methodist                          Airlines,Inc.,
                                                 Length:        Church, since 1982                                JP Morgan Chase
                                                 2 Years                                                          Advisory Board,
                                                                                                                  American Church
                                                                                                                  Mortgage Company,
                                                                                                                  Reliant Resources,
                                                                                                                  Inc. [energy &
                                                                                                                  electricity
                                                                                                                  services].

Karen S. Gerstner               Director         Term:          Attorney and Partner,              Eleven         None
Age 48                                           1 Year         Davis Ridout, Jones and
                                                 Length:        Gerstner LLP, 1/1999 to
                                                 9 Years        present. Attorney and
                                                                Partner, Dinkins, Kelly,
                                                                Lenox, Gerstner & Lamb,
                                                                LLP, 1/1/1988 - 11/1998

Miles Douglas Harper,           Director         Term:          Partner, 10/1998 to                Eleven         Calvert Large-Cap
III Age 41                                       1 Year         present Gainer, Donnelly,                         Growth Fund(2)
                                                 Length:        Desroches, LLP                                    (1 Portfolio)
                                                 9 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                               Positions
                                 Held                                                               Number of
                                 with          Term of Office                                       Bridgeway            Other
                               Bridgeway       and Length of    Principal Occupation(s) During   Funds Overseen       Directorships
Name, Address(1) , and Age       Funds          Time Served           Past Five Years              by Director      Held by Director
------------------------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery          President        Term:             President, Bridgeway              Eleven                None
Age 48                         and              1 Year            Funds, 11/1993 - Present.
                               Director         Length:           President, Bridgeway
                                                10 Years          Capital Management, Inc.,
                                                                  7/1993-present.

Michael D. Mulcahy             Director         Term: 1 year      Director and Staff Member,        Eleven                None
Age 40                                          Length:           Bridgeway Capital
                                                10/01/2003 to     Management, Inc., 12/2002
                                                present           - present. Vice President,
                                                                  Hewlett Packard,
                                                                  1/2001-12/20002. Executive
                                                                  Vice President, Artios,
                                                                  Inc. [Internet Co.],
                                                                  10/1998 - 1/2001.

Joanna Barnhill                Secretary        Term: 1 year      Staff Member, Bridgeway
Age 53                                          Length:           Capital Management, Inc.
                                                11/22/1993 to     since 1993
                                                present

Glen Feagins                   Treasurer        Term: 1 year      Staff member, Bridgeway
Age 57                                          Length:           Capital Management, Inc.
                                                10/23/1996 to     since 1995
                                                present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

October 9, 2003                          June 2003 Quarter - Annual Report

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Our Fund appreciated 30.6% in the June quarter as compared to a 15.4% return for both our primary market benchmark (the S&P 500 Index) and our peer benchmark (the Lipper Capital Appreciation Funds Index). On both an absolute and a relative basis, it was an excellent quarter. Putting things in perspective, our 30.6% return is roughly equal to the normal historical return of the stock market over a three year period of time. You won't see too many quarters like this.

On the strength of the quarter, we edged out the S&P 500, our primary market benchmark, with a slightly positive return for the fiscal year ending June 30. We lagged our peer benchmark for the year.

According to data from Morningstar, the Aggressive Investors 2 Fund ranked 6th of 262 aggressive growth funds for the quarter and 116th of 260 over the last year.

Performance Summary

TRANSLATION: Great quarter. We have now overtaken our primary market benchmark and lead our peer benchmark since inception. We have a bit farther to go against the Russell 2000 Index, however.

The table below presents our June quarter, one-year, and life-to-date financial results according to the formula required by the SEC.

                                          June Qtr.         1 Year      Life-to-Date
                                           4/1/03           7/1/02        10/31/01
                                         to 6/30/03(4)    to 6/30/03    to 6/30/03(5)
                                         -------------    ----------    -------------
Aggressive Investors 2 Fund(1)               30.6%            0.3%           1.7%
S&P 500 Index (large companies)(2)           15.4%            0.3%          -3.3%
Russell 2000 (small companies)(2)            23.4%           -1.6%           4.3%
Lipper Capital Appreciation Funds(3)         15.4%            1.2%          -3.2%

(1)Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2)The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (3)The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (4)Periods less than one year are not annualized. (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.

      GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 8/5/94
                             (INCEPTION) TO 6/30/03

                              [PERFORMANCE GRAPH]


                                       10/31/01   12/31/01     3/31/02     6/30/02    9/30/02    12/31/02     3/31/03     6/30/03
Russell 2000 (small growth stocks)       10000    11440.48    11896.24    10902.63    8569.44     9097.10     8688.48    10723.72
Aggressive Investors 2                   10000    10410.00    10380.00    10250.00    8330.00     8430.00     7870.00    10280.00
Lipper Capital Appreciation  Funds       10000    11027.45    10929.22     9362.55    7892.47     8382.68     8209.75     9476.91
S&P 500 (start 10/31/01)                 10000    10861.51    10891.42     9432.25    7802.60     8460.99     8194.52     9455.91


Detailed Explanation of Quarterly Performance

TRANSLATION: Since inception we have not seen any stocks double in value in a single quarter. Although the June quarter market climb was broad-based, Internet-related stocks led the way for the second quarter in a row.

Six stocks gained more than 50% in the June quarter:

Rank           Description                         Industry                 % Gain
----           -----------                         --------                 ------
 1     E*TRADE Group Inc.                Diversified Financial Services     101.9%
 2     SINA Corp.                        Internet                            90.2%
 3     Flagstar Bancorp Inc.             Savings & Loans                     85.4%
 4     Macromedia Inc.                   Internet                            74.1%
 5     Avid Technology Inc.              Software                            59.6%
 6     j2 Global Communications Inc.     Internet                            54.8%

As they did in the March quarter, Internet stocks populated the list of best performers. Four of our top six stocks were Internet-related (counting E*TRADE as Internet). The overall market movement was broad based, however, and we saw some good appreciation from stocks representing each sector of the economy.

Our top performer was E*TRADE Group, a company our models picked as a good buy last summer. The company had been beaten down from the Internet bust on one side and the securities industry rout on the other (amid the continuing bear market). With a turnaround in both industries in progress in 2003, E*TRADE's stock price has recovered nicely, doubling in the last quarter.

SINA Corporation is a new Internet stock purchase in this fund. SINA is a global Internet-media company that operates Chinese-language Internet destination sites. The company uses local teams to produce and maintain content in China, Hong Kong, Taiwan, and North America. It has diversified its revenue stream beyond advertising sales. Over 60% of the March 2003 quarterly revenues came from non-advertising sources. The stock has performed very well since we purchased it, rising from an average cost of $10.63 to $20.25 at the end of the quarter.

Lest you think from this list that our Fund has become an Internet fund, 16.2% of our net assets were invested in the Internet industry at quarter end, or 10.4% on the basis of original purchase price. While this is certainly a healthy dose, it is somewhat offset by the fact we are "light" on technology stocks such as computers, software, and semi-conductors.

No stocks fell by more than 50%. Our worst-performing stock was Cognizant Technology Solutions Corporation, a computer services company that specializes in data warehousing, Web enabling, and Internet platforms. It was down 16.9% from the beginning of the quarter until we closed the position in April.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: The fiscal year winners looked similar to those of the June quarter. However, there were many more stocks with significant declines, reflective of the fact that most of the year was spent in the bear market.

Our list of best performing stocks for the fiscal year looks a lot like our quarterly list and is dominated by Internet stocks:

Rank             Description                          Industry                 % Gain
----             -----------                          --------                 ------
 1      Macromedia Inc.                      Internet                          130.5%
 2      Flagstar Bancorp Inc.                Savings & Loans                   118.7%
 3      E*TRADE Group Inc.                   Diversified Financial Services    115.6%
 4      Sina Corporation                     Internet                           90.2%
 5      Avid Technology Inc.                 Software                           74.1%
 6      Apollo Group Inc.                    Commercial Services                67.0%
 7      Central European Distribution Corp.  Distribution/Wholesale             66.0%
 8      j2 Global Communications Inc.        Internet                           61.6%

However, looking at the list of worst-performing stocks reminds us what most of the year looked like before the June quarter. It wasn't pretty:

Rank                Description                        Industry                   % Loss
----                -----------                        --------                   ------
 1       Actrade Financial Technologies Ltd.      Commercial Services             -68.8%
 2       Freemarkets Inc.                         Internet                        -66.3%
 3       Quovadx Inc.                             Internet                        -64.0%
 4       Pec Solutions Inc.                       Computers                       -60.3%
 5       CKE Restaurants Inc.                     Retail                          -55.5%
 6       The Wet Seal Inc.                        Retail                          -55.4%
 7       Activision Inc.                          Software                        -54.7%
 8       HealthTronics Surgical Services Inc.     Healthcare-Products             -52.5%

An equal number of stocks populated our list of stocks that didn't do well for us over the past year (loss of 50% or more.) I've updated you on a few of the names over the past year, including PEC Solutions, Activision, and Actrade Financial. Wet Seal Inc. was our only retail holding in the worst-performing category. This fashion and contemporary clothing retailer suffered last summer after reducing its earnings guidance and reporting slower sales growth than Wall Street expected. Going into the school clothes buying season with weaker sales can scare the `Street," which was apparent with Wet Seal. We closed our position in early August. The stock went on to decline 2.9% for the remainder of our fiscal year, while the Fund turned in a decidedly better performance (up 23.7%) over the same period. The silver lining? Even though we were disappointed in the stock's performance, the discipline of our modeling process helped us "move on" to find other attractive stocks.

Top Ten Holdings

At quarter end, Communications (including the Internet and Telecommunications) comprised our largest sector representation at 26.8% of net assets, followed by Consumer Non-Cyclicals (primarily healthcare, biotechnology, and services) at 20.3% of net assets. These measures are the result of individual stock picks, not any "top-down" master strategy. The diversification of our Fund is currently very strong. Our top ten holdings at the end of June represented eight different industries:

                                                                               Percent of
Rank            Description                            Industry                Net Assets
----            -----------                            --------                ----------
  1       Nextel Communications Inc.           Telecommunications                 4.8%
  2       j2 Global Communications Inc.        Internet                           4.1%
  3       Utstarcom Inc.                       Telecommunications                 3.3%
  4       E*TRADE Group Inc.                   Diversified Financial Services     3.0%
  5       The Progressive Corp.                Insurance                          3.0%
  6       Biosite Inc.                         Healthcare-Products                2.8%
  7       Ryland Group Inc.                    Home Builders                      2.8%
  8       Genentech Inc.                       Biotechnology                      2.7%
  9       Hovnanian Enterprises Inc.           Home Builders                      2.7%
 10       Coach Inc.                           Apparel                            2.6%
                                                                                 ----
          Total                                                                  34.9%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, June 30, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The previous sections of this letter concern the performance results of your Fund. The following sections go farther into our philosophy, views, and observations. While some fund companies have eliminated such discussion because of new laws exposing funds (and their leadership) to increased liability, at Bridgeway we remain committed to sharing the policies and views that guide our decisions. We want to go the extra mile in helping you understand our Fund and its Adviser. We will not retreat from this commitment.

10th Anniversary for Bridgeway

July 12, 1993 marked an important date in our history. It was on this day that Bridgeway Capital Management, the Adviser to Bridgeway Funds, was incorporated.

It has been a very exciting ten years. The industry has gone through incredible changes with the increase in 401k (retirement account) and 529 (college savings account) investment programs, the introduction of the Internet, the dynamic bull and bear markets, and the continued proliferation of mutual fund products. For us, there are so many things to celebrate. Here are some of the highlights:

   - We have done very well by our long-term shareholders. Our original three funds have appreciated from two and a half to six times their original worth on August 5, 1994, including the results from the most severe and extended bear market since the 1930's.

   - We have grown from the original three mutual funds to eight mutual funds (seven Bridgeway and one fund we manage for Calvert Group). We have grown to $1 billion in assets under management. But more important than our growth is the growth of our long-term shareholders' accounts. Each of the eight funds we manage has beaten its primary market benchmark and peer benchmark since inception (although we have not done so over all shorter periods).

   - We have assembled an awesome team of people who work toward safeguarding and growing your investments. (For a brief taste of the kind of people I work with, read the customer service section below.)

   - We have continued our charitable giving programs. Bridgeway Capital Management donates half of its advisory fee profits to charitable and non-profit organizations. Last year we broke through the million dollar barrier.

Reflecting on the Four Bridgeway Values

When we started Bridgeway, we envisioned creating something different. The mutual fund industry was a "mature" industry by most standards, so Bridgeway was coming in behind the curve. A key part of our organization, our mission, was created around four business values that help inform our business decisions: integrity, investment performance, cost efficiency, and friendly service. These aren't just nice words that some management consultant left us with to gather dust after a planning exercise. They are the founding principles of our firm. We use them actively in the day-to-day life of our firm.

In reflecting on our ten-year history, I thought it would be appropriate to consider a handful of current issues and results surrounding these business values. And, after ten years, I think it is fair that you evaluate us against this mission as well.

If you have insights or comments about this section, please email them to fund@bridgewayfund.com.

Integrity: Complete Communication

TRANSLATION: The worst thing that happened at Bridgeway over the last year was failing to uncover two incorrect fund prices (net asset values per share) from Fiscal Year 2002 until preparing the Fiscal Year 2003 financials over a year later. Correcting these errors resulted in a downward restatement of the net asset value per share by $0.09 in the Micro-Cap Limited Fund and $0.05 in the Ultra-Small Company Fund.

While there are many aspects to the concept of integrity, keeping your word, doing what is right and communicating openly are three that are fairly universally accepted. We have also tried to extend our commitment to integrity into every part of our business, whether in our Code of Ethics, our disclosure of portfolio manager compensation, our performance-based fee structure (in actively-managed funds), or our policy on no soft dollars. Complete communication also includes disclosing things that did not go well. In this light, for the past six years we have chosen to share our "worst mistake of the year" (in Adviser's opinion) in our annual letter. At Bridgeway, we are committed to doing some important things and we are going to make mistakes. We learn from them and try hard not to repeat them. Shareholders tell us that they appreciate and enjoy the "down to earth" straightforward style of reporting to them.

In the fiscal year that ended June 30, 1999, we reported poor performance in our ultra-small companies due to our delay in selling some poorly-performing ones. For last fiscal year, we reported a $175,000 trading error, which we, the Adviser, paid. In the spring of 2002, our fund accounting team incorrectly recorded several securities transactions in two funds, Micro-Cap Limited and Ultra-Small Company. Two offsetting groups of transactions made the errors hard to detect until the preparation of the Fiscal Year 2003 financial statements.

In accordance with industry practice and Bridgeway's commitment, the Adviser has compensated the Fund approximately $104,000 for corrections to shareholders' accounts from the pricing errors. Micro-Cap Limited shareholders who purchased during the period that the fund re-opened in 2003 have been issued the additional shares due them. This change is reflected on their September account statements. Correcting these errors across fiscal years took quite a bit of time and resulted in delay in issuing this annual report. I apologize for both the errors and the delay. If you have questions or concerns about this issue, please call us at 800-661-3550.

Performance: A Taste of Disciplined Investment Results over the Last Five Years

Good performance is what every investor wants. There are several ways to look at this. Some people are market timers and look for short-term results. As I have commented many times and as most research indicates, this approach to investment --more often than not--leads to wealth destruction. From the beginning, Bridgeway has focused on long-term performance. While we are still considered a newcomer by many, we have two funds with nine-year track records and are looking forward to reaching the ten-year milestone next year.

TRANSLATION: Four Bridgeway funds ranked in the Wall Street Journal's Top 50 for five-year performance as of June 30, 2003. Our focus on long-term investing is making a difference. Bridgeway has more funds in the top 50 performing funds over five years than any other mutual fund family.

As reported in the Wall Street Journal's listing of top 50 performing stock funds over the last five years, four (out of a total of five eligible) Bridgeway funds made the list: Bridgeway Aggressive Investors 1 (#10), Bridgeway Micro-Cap Limited (#11), Bridgeway Ultra-Small Company (#12), and Bridgeway Ultra-Small Company Market (#44). No other fund company had three funds on the list. As one Bridgeway partner said, "You don't have to offer a hundred funds to place some top performers if you stick to what you can do well." While I'm pleased with these results, I'm really much more interested in how our two oldest funds (Ultra-Small Company and Aggressive Investors 1) will rank at their ten-year milestones.

Cost: Drive for Low Cost Leadership

Many people are talking about costs in our industry. Despite the introduction of more efficient technologies for our business, cost efficiency has not kept up with asset growth.

TRANSLATION: Bridgeway is working to keep costs low and raise industry awareness toward more disclosure in this area.

Recently, in testimony before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises, as well as to the media, I have had the opportunity to be an industry voice in favor of lowering costs and disclosing them better. While we are not the lowest cost player in the industry (Vanguard still owns this title), we are among the lowest. We currently have the lowest expense ratio retail fund (Blue Chip 35 Index Fund), based on Morningstar data, and we continue to work hard to bring our costs down. Our actively managed funds typically have performance incentives, and since our performance has beaten its market benchmarks, our total expense ratio is higher for these funds. However, as a family of funds, we focus on keeping costs low because we believe that low costs give our shareholders better returns. There are many ways to keep costs low: we have a seven-to-one internal compensation cap, we maintain low-cost operations in Houston, we focus on quant models, and we don't advertise. Here is another example of a cost saving effort that we recently reviewed with your Fund Board:

Trading. The cost associated with trading has always been a focus at Bridgeway. Within our industry there is no clear way for shareholders to know how much trading costs are eating into their returns. While I am a proponent of more disclosure in this area, current regulations do not require it. This is unfortunate, for trading costs at industry averages can represent about 2% per year in returns -- more than most expense ratios. Given the impact of this cost, we measure ourselves against the industry using an outside agency called Plexus, and we review this information with the Fund Board. While the average industry player pays around five cents per share for trading, we are paying around one and a half cents per share. Without sacrificing service and quality of trading, we are continually exploring ways to be one of the lowest cost traders in the industry and to pass these savings on to the shareholders in the net returns.

With support and encouragement from your Fund's Board of Directors, we look for innovations and ideas that will help us meet our commitment to keeping costs low for you.

Service - Grandmother's Homemade Bread (from Joanna)

There is absolutely no smell on earth better than bread baking in the oven. I used to watch my grandmother mix the gooey mound of flour and yeast and warm water by hand in a huge shallow bowl. She would let it rise, "punch" it down and let it rise again. After the second rise she would divide it into loaves and "spank" it to get air bubbles out. Her hands worked lovingly through each stage. Grandmother would smile as we quickly buttered the warm bread just out of the oven. No bread machine, no bakery-fresh bread, no break and bake from the freezer section can ever duplicate Grandmother's homemade bread.

There is no substitute for work done with care and with a sense of pride and true service. When prospective shareholders call our customer service group asking questions about our funds, we answer them. We often give longer explanations of fund objectives or asset classes or how to open accounts when we can tell that a caller is experiencing some confusion or frustration. We have no quotas or time limitations. We spend as much time as it takes for callers to get the information they need and their questions answered. In fact, when call volumes rise, of the 17 partners at Bridgeway, about one-half of us take calls, even those who are not "officially" in the customer service area. We all feel responsible for taking care of you.

Recently, when we considered outsourcing our customer service call center for a possible expense reduction, I felt like my grandmother would have felt if we'd bought ultra-bleached, tasteless "store-bought" bread. Cheaper? Perhaps. Expedient? Absolutely. Tasty? Satisfying? Handled with care? Hardly. Homemade service at Bridgeway: prepared with care; served warm each day.

Recent Press Coverage

Bridgeway has been receiving some very good press recently. A Forbes article (April 28, 2003), "Pay for Performance," outlines some arguments in favor of performance based fees, especially at smaller firms such as Bridgeway. "Who Says Nice Guys Finish Last?" in Business Week (June 16, 2003) discusses some of Bridgeway's shareholder-friendly policies. "A Family of Solid Mutual Funds" published in the Daily Record (New Jersey, June 8, 2003 and syndicated in many local newspapers across the country), reviews a number of the unusual features (some of them unique) of our advisory firm and funds.

Conclusion

I can't begin to tell you how honored I feel to be a part of all that is happening at Bridgeway and to be a steward of your investments. Without the trust you've shown by investing in our funds, it would not have been possible to accomplish all that we have. Thanks for your role in helping us to make Bridgeway Capital Management and Bridgeway Funds what they are today, a foundation for what we strive to become in the future. As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,
/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2003

       Industry  Company                                             Shares      Value
       --------  -------                                             ------   ------------
Common Stock - 91.0%
       Apparel - 2.6%
                Coach Inc *                                          11,600   $    576,984

       Auto Manufacturers - 0.9%
                Ford Motor Co                                         8,830         97,042
                General Motors Corp                                   2,960        106,560
                                                                              ------------
                                                                                   203,602

       Banks - 2.5%
                FleetBoston Financial Corp                           18,400        546,664

       Biotechnology - 2.7%
                Genentech Inc *                                       8,400        605,808

       Building Materials - 0.6%
                Trex Co Inc *                                         3,500        137,375

       Commercial Services - 5.1%
                Apollo Group Inc *                                    7,200        444,960
                Career Education Corp *                               3,100        211,730
                Corinthian Colleges Inc *                             7,100        343,001
                FTI Consulting Inc *                                  5,250        131,093
                                                                              ------------
                                                                                 1,130,784

       Computers - 0.6%
                Western Digital Corp *                               13,000        133,900

       Distribution/Wholesale - 1.1%
                Central European Distribution Corp *                 12,450        251,490

       Diversified Financial Service - 5.3%
                E*TRADE Group Inc *                                  78,900        670,650
                JP Morgan Chase & Co                                    900         30,762
                New Century Financial Corp                            3,300        143,352
                Portfolio Recovery Associates Inc *                  10,900        335,829
                                                                              ------------
                                                                                 1,180,593

       Electric - 0.6%
                Duke Energy Corp                                      6,800        135,660

       Electrical Components & Equipme - 0.6%
                Energizer Holdings Inc *                              4,500        141,300

       Electronics - 2.4%
                Analogic Corp                                         5,530        269,975
                Garmin Ltd *                                          6,300        251,370
                                                                              ------------
                                                                                   521,345

       Healthcare - Products - 5.5%
                Biosite Inc *                                        13,000        626,340
                Gen-Probe Inc *                                       5,800        237,626
                Orthofix International NV *                           2,200         72,028
                Varian Medical Systems Inc *                          4,800        276,336
                                                                              ------------
                                                                                 1,212,330

       Healthcare - Services - 4.3%
                American Healthways, Inc *                            8,800        316,976
                Mid Atlantic Medical Services *                       8,300        434,090
                Pacificare Health Systems *                           4,200        207,186
                                                                              ------------
                                                                                   958,252

       Home Builders - 5.5%
                Hovnanian Enterprises Inc *                          10,200        601,290
                Ryland Group Inc                                      8,900        617,660
                                                                              ------------
                                                                                 1,218,950

       Insurance - 3.0%
                The Progressive Corp                                  9,000        657,900

       Internet - 15.7%
                Amazon.Com Inc *                                     14,000        508,480
                Checkfree Corp *                                      7,100        198,800
                Digital River Inc *                                  20,500        392,575
                E-Loan Inc *                                         72,800        403,312
                Macromedia Inc *                                     12,700        266,827
                Neoforma Inc *                                        6,000         65,400
                Sina Corp *                                          24,900        504,250
                eBay Inc *                                            2,100        218,400
                j2 Global Communications Inc *                       19,800        910,800
                                                                              ------------
                                                                                 3,468,844

       Iron/Steel - 0.2%
                Schnitzer Steel Industries Inc                          800         35,200

       Oil & Gas - 0.8%
                Chesapeake Energy Corp                                4,060         41,006
                Petroleo Brasileiro SA - Petrobras *                  7,400        146,224
                                                                              ------------
                                                                                   187,230

       Pharmaceuticals - 7.0%
                American Pharmaceutical Partners
                   Inc *                                              5,100        172,890
                Biovail Corporation *                                11,300        531,778
                Bristol-Myers Squibb Co                              11,900        323,085
                Eon Labs Inc *                                        7,500        263,550
                Gilead Sciences Inc *                                 4,500        249,975
                                                                              ------------
                                                                                 1,541,278

       Retail - 3.7%
                Best Buy Co Inc *                                    12,500        549,000
                Sharper Image Corp *                                 10,200        278,154
                                                                              ------------
                                                                                   827,154

       Savings & Loans - 2.8%
                Flagstar Bancorp Inc                                 20,800        508,560
                Hudson River Bancorp                                  3,600        100,512
                                                                              ------------
                                                                                   609,072

       Software - 4.0%
                Avid Technology Inc *                                12,400        438,092
                Take-Two Interactive Software Inc *                  11,700        331,344
                VitalWorks Inc *                                     26,700        103,863
                                                                              ------------
                                                                                   873,299

       Telecommunications - 12.0%
                Boston Communications Group *                         8,500        143,735
                Interdigital Communications Corp *                   12,100        283,019
                Nextel Communications Inc *                          58,800      1,062,516
                SBC Communications Inc                               17,200        439,460
                Utstarcom Inc *                                      20,300        723,492
                                                                              ------------
                                                                                 2,652,222

       Toys/Games/Hobbies - 0.8%
                Leapfrog Enterprises Inc *                            5,800        184,498

       Transportation - 0.7%
                General Maritime Corp *                              15,200        154,280

                                                                              ============

       Total Common Stock (Identified Cost $16,181,675)                       $ 20,146,014

Options - 0.0%
       Options - 0.0%
                Call Coach Inc Aug 03 $50.00                            700          1,873
                Call Coach Inc Jul 03 $50.00                          1,200          1,860
                Call Garmin Ltd Jul 03 $50.00                         1,100            165
                Call Western Digital Corp
                   Jul 03 $12.50                                      5,000            750

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2003

                 Industry  Company                                Shares         Value
                 --------  -------                             ------------   ------------
       Options, continued
                Call Western Digital Corp
                   Oct 03 $12.50                                      2,600   $      1,950
                                                                              ------------
                                                                                     6,598

                                                                              ============

       Total Options (Identified Cost $15,873)                                $      6,598

U.S. Government Obligations - 3.6%
       U.S. Government Obligations - 3.6%                       Principal
                U.S. Treasury - 7.500% Notes
                   due 11/15/2016 ***                          $     36,000         48,870
                U.S. Treasury - 8.000% Notes
                   due 11/15/2021 ***                               159,000        231,800
                U.S. Treasury - 5.500% Notes
                   due 08/18/2028 ***                               319,000        358,875
                U.S. Treasury - 5.250% Notes
                   due 02/15/2029 ***                               146,000        158,958
                                                                              ------------
                                                                                   798,503

                                                                              ============

       Total U.S. Government Obligations
                (Identified Cost $798,503)                                    $    798,503

                                                                   Shares
Short-term Investments - 19.9%
       Money Market Funds - 19.9%
                Firstar U S Treasury Money Market
                   Fund Institutional                             4,396,169   $  4,396,169

                                                                              ============

       Total Short-term Investments (Identified Cost $4,396,169)              $  4,396,169

                                                                              ============

Total Investments - 114.7% ($21,392,220) **                                   $ 25,347,284

Other Assets and Liabilities, net - (14.7)%                                     (3,240,071)

                                                                              ============

Total Net Assets - 100.0%                                                     $ 22,107,213
                                                                              ============

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to June 30, 2003.

**       See Note 10.

***      The security is purchased with the cash proceeds from securities loans.

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2003

ASSETS:
      Investments at value (cost - $21,392,220) *                                          $ 25,347,284
      Receivable for shares sold                                                                621,246
      Receivable for investments sold                                                            30,945
      Receivable for interest                                                                     1,212
      Receivable for dividends                                                                      585
      Accrued securities lending fee                                                              6,269
      Prepaid expenses                                                                            6,485
-------------------------------------------------------------------------------------------------------
            Total assets                                                                     26,014,026
-------------------------------------------------------------------------------------------------------

LIABILITIES:
      Due to custodian                                                                            6,908
      Payable for shares redeemed                                                               104,112
      Payable for investments purchased                                                       2,829,954
      Payable to adviser                                                                         71,691
      Payable upon return of securities loaned                                                  798,503
      Accrued expenses                                                                           95,645
-------------------------------------------------------------------------------------------------------
            Total liabilities                                                                 3,906,813
-------------------------------------------------------------------------------------------------------
      NET ASSETS ( 2,151,509 SHARES OUTSTANDING)                                           $ 22,107,213
=======================================================================================================
      Net asset value, offering and redemption price per share ($22,107,213 / 2,151,509)   $      10.28
=======================================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $ 21,167,219
      Undistributed net realized loss                                                        (3,015,070)
      Net unrealized appreciation of investments                                              3,955,064
-------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                           $ 22,107,213
=======================================================================================================

* At June 30, 2003 securities with an aggregate market value of $748,440 were on loan to brokers.

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2003

INVESTMENT INCOME:
      Dividends                                                                            $     68,662
      Securities lending                                                                   $     34,068
      Interest                                                                                    4,581
-------------------------------------------------------------------------------------------------------
            Total income                                                                        107,311

EXPENSES:
      Management fees                                                                           107,690
      Accounting fees                                                                            90,606
      Audit fees                                                                                 22,589
      Custody                                                                                     9,333
      Insurance                                                                                   1,014
      Legal                                                                                       1,428
      Registration fees                                                                           5,670
      Directors' fees                                                                               800
      Miscellaneous                                                                                 158
-------------------------------------------------------------------------------------------------------
            Total expenses                                                                      239,288
-------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                            (131,977)
-------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                                       (2,630,521)
      Net realized loss on options                                                              (41,984)
      Net change in unrealized appreciation                                                   3,800,718
-------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss                                                        1,128,213
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $    996,236
=======================================================================================================

See accompanying notes to financial statements.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Period from
                                                                Year ended    October 31, 2001* to
                                                               June 30, 2003     June 30, 2002
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                      $   (131,977)  $       (46,158)
      Net realized loss on investments                           (2,630,521)         (298,301)
      Net realized loss on options                                  (41,984)                0
      Net change in unrealized appreciation                       3,800,718           154,346
---------------------------------------------------------------------------------------------
          Net increase (decrease) resulting from operations         996,236          (190,113)
---------------------------------------------------------------------------------------------
      Distributions to shareholders:
          From net investment income                                      0                 0
          From realized gains on investments                              0                 0
---------------------------------------------------------------------------------------------
            Total distributions to shareholders                           0                 0

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                               14,697,624        14,757,205
      Reinvestment of dividends                                           0                 0
      Cost of shares redeemed                                    (5,034,504)       (3,119,235)
---------------------------------------------------------------------------------------------
          Net increase from Fund share transactions               9,663,120        11,637,970
---------------------------------------------------------------------------------------------
          Net increase in net assets                             10,659,356        11,447,857

NET ASSETS:
      Beginning of period                                        11,447,857                 0
---------------------------------------------------------------------------------------------
      End of period                                            $ 22,107,213   $    11,447,857
=============================================================================================
Number of Fund shares:
      Sold                                                        1,626,253         1,412,757
      Issued on dividends reinvested                                      0                 0
      Redeemed                                                     (591,121)         (296,380)
---------------------------------------------------------------------------------------------
          Net increase                                            1,035,132         1,116,377
      Outstanding at beginning of period                          1,116,377                 0
---------------------------------------------------------------------------------------------
      Outstanding at end of period                                2,151,509         1,116,377
=============================================================================================

* October 31, 2001 commencement of operations.

See accompanying notes to financial statements.

              BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout the period)

                                                                                   Period from
                                                                Year ended     October 31, 2001* to
                                                               June 30, 2003      June 30, 2002
PER SHARE DATA
      Net asset value,
          beginning of period                                  $      10.25    $        10.00
---------------------------------------------------------------------------------------------

      Income (loss) from
          investment operations:
              Net investment loss**                                   (0.09)            (0.08)
              Net realized and
                  unrealized gain                                      0.12              0.33
---------------------------------------------------------------------------------------------
      Total from investment operations                                 0.03              0.25
---------------------------------------------------------------------------------------------

      Less distributions to shareholders:
          Net investment income                                        0.00              0.00
          Net realized gains                                           0.00              0.00
---------------------------------------------------------------------------------------------
      Total distributions                                              0.00              0.00
---------------------------------------------------------------------------------------------

      Net asset value, end of period                           $      10.28    $        10.25
=============================================================================================

TOTAL RETURN [2]                                                       0.29%             2.50%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                $ 22,107,213    $   11,447,857
      Ratios to average net assets:
          Expenses after waivers and reimbursements                    1.90%             1.90% [1]
          Expenses before waivers and reimbursements                   1.90%             1.98% [1]
          Net investment loss after waivers and reimbursements        (1.05%)           (1.24%)[1]

      Portfolio turnover rate                                         143.2%             68.0% [1]

 * October 31, 2001 commencement of operations

** Based on average daily shares outstanding.


[1] Annualized

[2] Not annualized

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of June 30, 2003, has seven funds: the Aggressive Investors 1 Fund, the Aggressive Investors 2 Fund, the Ultra-Small Company Fund, the Ultra-Small Company Market Fund, the Micro-Cap Limited Fund, the Blue Chip 35 Index Fund, and the Balanced Fund.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Aggressive Investors 2 Fund (the "Fund").

         Securities, Options, Futures and other Investments Valuation

         Securities, and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Options are valued at the average of the closing bid and ask prices. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Securities Lending

         Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Securities Loaned:

         As of June 30, 2003, the Fund loaned common stocks having a fair value of $748,440 and received U.S. Treasury notes with a value of $798,503 as collateral.

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser, a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The performance fee rate equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Aggressive Investors 2 Fund for any operating expenses above 1.9%.

6.       Derivative Instruments:

         The Fund may use derivative securities such as futures, stock options and index options.

         Futures

         A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Fund which serve as collateral for open futures contracts are indicated on the Schedule of Investments.

         Options

         An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. Buying calls increases a fund's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes.

7.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets of the Fund plus a fee per transaction.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                  (FORMERLY, AGGRESSIVE INVESTORS 2 PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

8.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of investment securities, other than cash equivalents, were $25,346,516 and $17,886,321, respectively, during the year ended June 30, 2003.

         Included in the proceeds of sales is $164,000 representing the value of securities disposed of in payment of redemption in-kind, resulting in the realized losses of $44,264. As a result of the redemption in-kind, net realized losses differ for financial statements and tax purposes. These realized losses have been reclassified from accumulated net realized loss on investments to paid-in capital.

9.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2003, were as follows:

Aggregate unrealized gain                              $ 4,305,341
Aggregate unrealized loss                                  355,711
Net gain (loss)                                          3,949,630
Cost of investments                                     21,397,654
Post October                                               789,965

         The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the tax basis distributions as well as the components of distributable earnings.

Distributable Earnings
   Ordinary loss                                                 0
   Long-term gains (capital losses)                    $(3,015,070)
   Unrealized appreciation (depreciation)                3,955,064
   Capital loss carryover *                             (2,219,671)

Tax Distributions
   Ordinary income                                     $         0
   Long-term capital gains                                       0

* Expires 2011

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses, redemptions in kind and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital. During the year ended June 30, 2003, $176,241 was reclassified to paid-in capital.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Aggressive Investors 2 Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Investors II Fund (the "Fund"), one of the funds constituting Bridgeway Funds, Inc., at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period then ended and for the period from October 31, 2001 (commencement of operations) to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLC
October 13, 2003
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                             Directors and Officers
                             June 30, 2003 unaudited

The Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years:

INDEPENDENT DIRECTORS

                             Position(s)     Term of
                              Held with    Office and                                      # of Bridgeway
                              Bridgeway     Length of    Principal Occupation(s) During    Funds Overseen    Other Directorships
Name, Address(1), and Age       Funds      Time Served           Past Five Years             by Director       Held by Director
--------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell            Director      Term:         Senior Pastor of Windsor          Eleven            Continental
Age 50                                     1 Year        Village United Methodist                            Airlines,Inc.,
                                           Length:       Church, since 1982                                  JP Morgan Chase
                                           2 Years                                                           Advisory Board,
                                                                                                             American Church
                                                                                                             Mortgage Company,
                                                                                                             Reliant Resources,
                                                                                                             Inc. [energy &
                                                                                                             electricity
                                                                                                             services].

Karen S. Gerstner            Director      Term:         Attorney and Partner,             Eleven            None
Age 48                                     1 Year        Davis Ridout, Jones and
                                           Length:       Gerstner LLP, 1/1999 to
                                           9 Years       present.  Attorney and
                                                         Partner, Dinkins, Kelly,
                                                         Lenox, Gerstner & Lamb,
                                                         LLP, 1/1/1988 - 11/1998

Miles Douglas Harper, III    Director      Term:         Partner, 10/1998 to               Eleven            Calvert Large-Cap
Age 41                                     1 Year        present Gainer, Donnelly,                           Growth Fund(2)
                                           Length:       Desroches, LLP                                      (1 Portfolio)
                                           9 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                             Position(s)                                                         Number of
                              Held with    Term of office                                        Bridgeway
                              Bridgeway    and length of    Principal Occupation(s) During    Funds Overseen    Other Directorships
Name, Address(1), and Age      Funds        Time Served            Past Five Years              by Director       Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery        President     Term:            President, Bridgeway              Eleven            None
Age 48                       and           1 Year           Funds, 11/1993 - Present.
                             Director      Length:          President, Bridgeway
                                           10 Years         Capital Management, Inc.,
                                                            7/1993-present.

Michael D. Mulcahy           Director      Term: 1 year     Director and Staff Member,        Eleven            None
Age 40                                     Length:          Bridgeway Capital  Management,
                                           10/01/2003 to    Inc., 12/2002  - present.
                                           present          Vice President, Hewlett
                                                            Packard, 1/2001-12/20002.
                                                            Executive Vice President,
                                                            Artios, Inc. [Internet Co.],
                                                            10/1998 - 1/2001.

Joanna Barnhill              Secretary     Term: 1 year     Staff Member, Bridgeway
Age 53                                     Length:          Capital Management, Inc. since
                                           11/22/1993 to    1993
                                           present

Glen Feagins                 Treasurer     Term: 1 year     Staff member, Bridgeway
Age 57                                     Length:          Capital Management, Inc.
                                           10/23/1996 to    since 1995
                                           present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

October 9, 2003                                June 2003 Quarter - Annual Report

Dear Fellow Ultra-Small Company Fund Shareholder,

Our Fund had a positive return of 34.5% in the June quarter compared to a 23.4% return for the Russell 2000 Index, 20.7% for the Lipper Small-Cap Stock Funds Index and 36.8% for the CRSP Cap-Based Portfolio 10 Index. On an absolute basis, this is the best quarter we've had since 1999. On a relative basis, we lagged our primary market index. Although I like my account balance, I never like underperforming the market.

For the full fiscal year through June 30, we beat each of our benchmarks by a good margin. Compared to our peer group of small-cap funds, it was an outstanding "ultra-small" year. Since inception, we have beaten our benchmarks by annual average margins ranging from nine to fourteen percent (although it is not true that we beat all of our benchmarks in every year).

According to data from Morningstar, the Ultra-Small Company Fund ranked 16th of 1,023 small-cap funds for the quarter, 3rd of 1,013 for the last twelve months, and 6th of 680 over the last five years.

Performance Summary

TRANSLATION: We lagged our CRSP index for the quarter, but beat every other index for the last quarter, one-year, five-year, and life-to-date periods.

The following table presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. The graph below presents the quarterly and cumulative performance of our Fund and benchmarks since inception.

                                         June Qtr.       1 Year          5 Year      Life-to-Date
                                           4/1/03        7/1/02          7/1/98         8/5/94
                                       to 6/30/03(5)   to 6/30/03    to 6/30/03(6)   to 6/30/03(6)
                                       -------------   ----------    -------------   -------------
Ultra-Small Company Fund(1)                34.6%         32.0%           19.1%          22.3%
Lipper Small-Cap Stock Funds(2)            20.7%         -0.8%            0.2%           8.1%
Russell 2000 Index(3)                      23.4%         -1.6%            1.0%           8.6%
CRSP Cap-Based Portfolio 10 Index(4)       36.8%         26.9%           10.3%          13.4%

(1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (3) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small-company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Fund. (4) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1715 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. (5) Periods less than one year are not annualized. (6) Periods longer than one year are annualized. Past performance does not guarantee future returns.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 8/5/94 (INCEPTION)
                                   TO 6/30/03

                             [PERFORMANCE GRAPH]

                                               8/5/94     9/30/94    12/30/94      3/30/95     6/30/95     9/30/95     12/30/95
Ultra-Small Company Portfolio                   10000    10214.01     9723.74     10249.35     11047.5    12672.99     13597.88
CRSP Cap-Based Portfolio 10                     10000     10521.2    9900.929      10804.3    11865.54    13400.58     12876.67
Russell 2000 (small grwth.stocks)               10000    10514.54     10320.2     10796.56    11808.72    12974.99     13256.21
Lipper Small Co. Funds                          10000    10735.02    10719.93     11321.71    12370.75    13917.22     14109.55


                                                3/30/96     6/30/96      9/30/96    12/30/96     3/30/97      6/30/97     9/30/97
Ultra-Small Company Portfolio                  14718.42    16838.36     16434.57    17642.21    17148.43     21211.79     28093.8
CRSP Cap-Based Portfolio 10                    13964.34    15295.89     14935.79    15041.17    14958.47     16357.03    19747.74
Russell 2000 (small grwth.stocks)              13932.62    14629.61     14679.11    15442.75    14644.25     17018.15    19550.96
Lipper Small Co. Funds                         14905.53    16088.92     16291.65    16136.47    14616.82     17101.98    19709.63


                                               12/31/97      3/31/98     6/30/98     9/30/98     12/30/98     3/31/99     6/30/99
Ultra-Small Company Portfolio                  24345.32     28047.86    25081.38    18256.21      21153.2    19066.66    21455.39
CRSP Cap-Based Portfolio 10                    18279.59     20550.08    19227.02    14582.77     16169.89       15767    18075.58
Russell 2000 (small grwth.stocks)              18896.27      20796.9    19827.38    15833.03     18415.22    17416.32    20124.83
Lipper Small Co. Funds                         18559.79     20549.05    19756.06    15529.23     18401.12    17532.11     20135.5


                                                9/30/99     12/31/99     3/31/00     6/30/00      9/29/00    12/29/00     3/30/01
Ultra-Small Company Portfolio                  22088.55     29700.83    33715.61    31067.86     34003.41    31111.03    34650.95
CRSP Cap-Based Portfolio 10                    17585.13     20660.25    24285.49    22200.63     22329.36    17903.17    19877.12
Russell 2000 (small grwth.stocks)              18852.37     22329.67    23911.47    23007.68     23262.04    21655.08    20246.35
Lipper Small Co. Funds                         19689.07     26044.66    28960.03    27236.32     28153.39    24328.77    20670.32


                                                6/30/01     9/30/01    12/31/01      3/31/02      6/30/02     9/30/02     12/31/02
Ultra-Small Company Portfolio                  38838.42    36104.34     41689.8     44796.04     45458.28    38047.46     43348.16
CRSP Cap-Based Portfolio 10                       22498    19204.67    24465.75     26180.56     24686.41    20061.84     22912.74
Russell 2000 (small grwth.stocks)              23139.15    18328.68     22193.4     23077.53     21150.03    16623.87     17647.47
Lipper Small Co. Funds                         23722.29    18448.94    22061.47     22252.08     20156.02    16364.88     17339.15


                                                3/31/03      6/30/03
Ultra-Small Company Portfolio                  44605.95     60027.54
CRSP Cap-Based Portfolio 10                    22904.95     31338.16
Russell 2000 (small grwth.stocks)              16854.79     20802.96
Lipper Small Co. Funds                         16566.52     20001.47


Detailed Explanation of Quarterly Performance

TRANSLATION: Thirteen stocks more than doubled in the quarter. Internet stocks were strong performers for the second quarter in a row, and they accounted for four of the top five spots. Amazingly, no stock fell by even 50%.

Thirteen stocks more than doubled in the June quarter. Let it soak in. You won't see many quarters like this:

Rank     Description                       Industry                         % Gain
----     -----------                       --------                         ------
 1       TradeStation Group Inc.           Software                         179.3%
 2       eCollege.com Inc.                 Internet                         169.8%
 3       Sina Corp.                        Internet                         152.8%
 4       Insweb Corp.                      Internet                         136.9%
 5       SupportSoft Inc.                  Internet                         134.1%
 6       Medifast Inc.                     Commercial Services              127.7%
 7       Epicor Software Corp.             Software                         125.2%
 8       Bankrate Inc.                     Commercial Services              117.3%
 9       Comtech Telecommunications        Telecommunications               116.9%
 10      E-Loan Inc.                       Internet                         115.6%
 11      Forgent Networks Inc.             Telecommunications               105.3%
 12      E*TRADE Group Inc.                Diversified Financial Svc        101.9%
 13      Intrado Inc.                      Telecommunications               100.1%

Our top performer, TradeStation Group, sells investment analysis software and provides direct-access online trading. Sales have grown steadily in the last two years in spite of the bear market. We first purchased the stock a year ago for about $1.45 per share. Last summer, the company repurchased 9% of its shares, which I took to be very favorable. The March quarter marked its fourth quarter of profits, and it caught the attention of Wall Street as the prices of many ultra-small stocks have escalated this year. It closed the June quarter at $10.19 and has continued to climb since then. Caveat: it's not nearly as cheap as it was.

SINA Corporation is a new Internet stock purchase in this Fund. This interesting company is a global Internet-media company that operates Chinese-language Internet destination sites. The company uses local teams to produce and maintain content in China, Hong Kong, Taiwan, and North America. It has diversified its revenue stream beyond advertising sales. Over 60% of the March 2003 quarterly revenues came from non-advertising sources. We originally bought this stock in the fall of 2001, and stuck with it while the company moved toward profitability and increased revenues. The stock has performed very well over the past two quarters, posting a 153% gain this quarter on top of last quarter's 23% gain.

Almost incredibly, none of our stocks fell by more than 50%. To me, this fact is more amazing - and contributed to our great quarter at least as much - as the excellent performers above. Our worst-performing stock was CTI Industries Corp., a company that makes plastic and rubber products, specializing in metallic and latex balloons. It was down 26.0% quarter-to-date when we sold it in May. It declined another 50% after we sold.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: The list of fiscal year winners looked very similar to the June quarter, but it was a longer list. However, fourteen stocks declined by at least 50%, reflective of the fact we didn't completely sidestep the bear market.

More than half of the list below of top performing stocks appeared on the quarterly list above:

Rank     Description                         Industry                         % Gain
----     -----------                         --------                         ------
 1       Sina Corp.                          Internet                         1057.2%
 2       TradeStation Group Inc.             Software                          574.7%
 3       Hi-Tech Pharmacal Co Inc.           Pharmaceuticals                   397.0%
 4       FindWhat.com                        Internet                          279.0%
 5       E-Loan Inc.                         Internet                          199.5%
 6       Altiris Inc.                        Software                          193.3%
 7       Ditech Communications Corp.         Telecommunications                192.7%
 8       Banknorth Group Inc.                Banks                             183.1%
 9       Insweb Corp.                        Internet                          182.2%
 10      eCollege.com Inc.                   Internet                          177.8%
 11      Vital Images Inc.                   Healthcare-Products               168.6%
 12      MCK Communications Inc.             Telecommunications                151.3%
 13      Comtech Telecommunications          Telecommunications                147.7%
 14      Synovis Life Technologies Inc.      Healthcare-Products               141.3%
 15      SupportSoft Inc.                    Internet                          134.1%
 16      Epicor Software Corp.               Software                          125.2%
 17      Bankrate Inc.                       Commercial Services               124.5%
 18      Intrado Inc.                        Telecommunications                124.2%
 19      John B. Sanfilippo & SON            Food                              114.3%
 20      Medifast Inc.                       Commercial Services               112.0%
 21      TheStreet.com Inc.                  Internet                          110.9%
 22      Mind CTI Ltd.                       Software                          110.3%
 23      Lifecell Corp.                      Biotechnology                     108.2%

Whoa! A 1,057% increase. That's ten fold. We first purchased Sina Corporation (They took "dot-com" out of the name in February, which I find rather humorous.) in October 2001 during the Internet bust. It was cheap. The first year we owned it, we got a nice 18% gain from the stock. The real action came in the current fiscal year, however, as it rose ten-fold. Sometimes a small position in a tiny stock can go a long way. The stock accounted for a miniscule 0.3% of the fund at the beginning of the fiscal year, but added a substantial 3.4% to our annual return. Not bad. (OK, how many of our readers just thought, "Wish we'd owned more? The math on this is kind of scary.)

The table below presents the stocks that declined by more than 50%, reflecting the bear environment of most of last year better than the quarter:

Rank     Description                          Industry                       % Loss
----     -----------                          --------                       ------
 1       Acclaim Entertainment Inc.           Software                       -79.2%
 2       D&K Healthcare Resources Inc.        Pharmaceuticals                -74.8%
 3       Paradyne Networks Corp.              Telecommunications             -73.7%
 4       ClearOne Communications Inc.         Telecommunications             -73.4%
 5       TTI Team Telecom Int'l Ltd.          Telecommunications             -67.0%
 6       Actrade Financial Technologies Ltd.  Commercial Services            -66.4%
 7       Precis Inc.                          Commercial Services            -63.6%
 8       DocuCorp International Inc.          Software                       -61.5%
 9       Giant Industries Inc.                Oil & Gas                      -60.4%
 10      GTSI Corp.                           Retail                         -59.1%
 11      Endocardial Solutions Inc.           Healthcare-Products            -56.8%
 12      Unify Corp.                          Software                       -53.9%
 13      The Singing Machine Co Inc.          Home Furnishings               -53.6%
 14      HealthTronics Surgical Services Inc. Healthcare-Products            -52.9%

Top Ten Holdings

At quarter end, Consumer Cyclicals (especially retail, distribution, and homebuilding) comprised our largest sector representation at 16.9% followed by consumer non-cyclicals (especially healthcare and commercial services) at 26.8%. These measures are the result of individual stock picks, not any "top-down" master strategy. The diversification of our Fund is currently very strong. Our top ten holdings at the end of June represented seven different industries. Like Sina Corporation, most of the larger positions below got to be that way by appreciation. Here are the top ten holdings at the end of June:

                                                                               Percent of
Rank      Description                          Industry                        Net Assets
----      -----------                          --------                        ----------
  1       FindWhat.com                         Internet                            5.2%
  2       Hi-Tech Pharmacal Co. Inc.           Pharmaceuticals                     4.7%
  3       JOS A Bank Clothiers Inc.            Retail                              4.2%
  4       Bradley Pharmaceuticals Inc.         Pharmaceuticals                     3.6%
  5       Central European Distribution Corp.  Distribution/Wholesale              3.1%
  6       Synovis Life Technologies Inc.       Healthcare-Products                 3.0%
  7       FTI Consulting Inc.                  Commercial Services                 3.0%
  8       Sina Corp.                           Internet                            2.9%
  9       TradeStation Group Inc.              Software                            2.7%
 10       E-Loan Inc.                          Internet                            2.6%
                                                                                  ----
          Total                                                                   34.8%

Keeping a Long-Term Perspective

Translation: Buying any fund because of recent one- or three-year stellar performance is a formula for potential short-term disappointment. There are several very good reasons to have purchased this Fund recently (e.g. diversification and the potential for higher, longer-term returns), but recent hot performance should not be one of them.

Good reasons to invest in this Fund would include seeking--over longer periods--higher average annual returns that have historically been associated with higher volatility. In other words, if you are willing to put up with some dramatic short-term declines, ultra-small stocks may reward you well in the long term. A second good reason to invest in this Fund is the diversification advantage historically associated with ultra-small companies. This Fund had positive returns each year of the bear market from 2000 to 2002. However, it also had a negative return in 1998, a year the S&P 500 Index was up 28.5%.

Recent strong stock returns would be a poor reason to invest in this Fund, or any fund, in my opinion. From our December semi-annual report you may remember the following exercise, which I consider fascinating. If, starting at the end of 1997 you had invested $10,000 in the Bridgeway fund that had performed the best over the prior three year period, held for one year, sold that fund and repeated the exercise over the following years through December 2002, your investment would have grown to $10,732. However, if you had invested $10,000 in the Bridgeway fund that had performed the worst over the prior three years, following the same exercise, your investment would have grown to $21,521. This type of analysis has been published by several companies over the years with similar conclusions: continuously chasing hot returns can lead to long-term underperformance.

Ultra-Small Company Market Fund appears headed for the fifth straight calendar year of outperforming the S&P 500. In the last 77 years, however, ultra-small stocks as an asset class have outperformed the S&P 500 slightly less than half the time. One could easily make a case for ultra-small stocks continuing to outperform over the next twelve months (historical persistence of dominance according to company size and a theory that smaller stocks usually recover from a recession faster). However, the current period of ultra-small dominance will clearly not continue unabated. Ultra-small stocks can also lag large stocks for extended periods, as they did from 1994 through most of 1999. Looking at this issue from a valuation standpoint, ultra-small stocks may still be relatively cheap, but they're not nearly as cheap as they were five years ago.

My overall philosophy about investing in funds has not changed through good performance or bad. I encourage people to get a long-term, diversified plan, consistent with risk tolerance and cash needs. Write it down, put it in place, and brace yourself against getting overly euphoric when things are going well or getting over distraught when the asset class of your Fund is out of favor.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, June 30, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The previous sections of this letter concern the performance results of your Fund. The following sections go farther into our philosophy, views, and observations. While some fund companies have eliminated such discussion because of new laws exposing funds (and their leadership) to increased liability, at Bridgeway we remain committed to sharing the policies and views that guide our decisions. We want to go the extra mile in helping you understand our Fund and its Adviser. We will not retreat from this commitment.

10th Anniversary for Bridgeway

July 12, 1993 marked an important date in our history. It was on this day that Bridgeway Capital Management, the Adviser to Bridgeway Funds, was incorporated.

It has been a very exciting ten years. The industry has gone through incredible changes with the increase in 401k plans and 529 college savings plans investment programs, the introduction of the Internet, the dynamic bull and bear markets, and the continued proliferation of mutual fund products. For us, there are so many things to celebrate. Here are some of the highlights:

- We have done very well by our long-term shareholders. Our original three funds have appreciated from two and a half to six times their original worth on August 5, 1994, including the results from the most severe and extended bear market since the 1930's.

- We have grown from the original three mutual funds to eight mutual funds (seven Bridgeway and one fund we manage for Calvert Group). We have grown to $1 billion in assets under management. But more important than our growth is the growth of our long-term shareholders' accounts. Each of the eight funds we manage has beaten its primary market benchmark and peer benchmark since inception (although we have not done so over all shorter periods).

- We have assembled an awesome team of people who work toward safeguarding and growing your investments. (For a brief taste of the kind of people I work with, read the customer service section below.)

- We have continued our charitable giving programs. Bridgeway Capital Management donates half of its advisory fee profits to charitable and non-profit organizations. Last year we broke through the million dollar barrier.

Reflecting on the Four Bridgeway Values

When we started Bridgeway, we envisioned creating something different. The mutual fund industry was a "mature" industry by most standards, so Bridgeway was coming in behind the curve. A key part of our organization, our mission, was created around four business values that help inform our business decisions: integrity, investment performance, cost efficiency, and friendly service. These aren't just nice words that some management consultant left us with to gather dust after a planning exercise. They are the founding principles of our firm. We use them actively in the day-to-day life of our firm.

In reflecting on our ten-year history, I thought it would be appropriate to consider a handful of current issues and results surrounding these business values. And, after ten years, I think it is fair that you evaluate us against this mission as well.

If you have insights or comments about this section, please email them to fund@bridgewayfund.com.

Integrity:  Complete Communication

TRANSLATION: The worst thing that happened at Bridgeway over the last year was failing to uncover two incorrect fund prices (net asset values per share) from Fiscal Year 2002 until preparing the Fiscal Year 2003 financials over a year later. Correcting these errors resulted in a downward restatement of the net asset value per share by $0.09 in the Micro-Cap Limited Fund and $0.05 in the Ultra-Small Company Fund.

While there are many aspects to the concept of integrity, keeping your word, doing what is right and communicating openly are three that are fairly universally accepted. We have also tried to extend our commitment to integrity into every part of our business, whether in our Code of Ethics, our disclosure of portfolio manager compensation, our performance-based fee structure (in actively-managed funds), or our policy on no soft dollars. Complete communication also includes disclosing things that did not go well. In this light, for the past six years we have chosen to share our "worst mistake of the year" (in Adviser's opinion) in our annual letter. At Bridgeway, we are committed to doing some important things and we are going to make mistakes. We learn from them and try hard not to repeat them. Shareholders tell us that they appreciate and enjoy the "down to earth" straightforward style of reporting to them.

In the fiscal year that ended June 30, 1999, we reported poor performance in our ultra-small companies due to our delay in selling some poorly-performing ones. For last fiscal year, we reported a $175,000 trading error, which we, the Adviser, paid. In the spring of 2002, our fund accounting team incorrectly recorded several securities transactions in two funds, Micro-Cap Limited and Ultra-Small Company. Two offsetting groups of transactions made the errors hard to detect until the preparation of the Fiscal Year 2003 financial statements.

In accordance with industry practice and Bridgeway's commitment, the Adviser has compensated the Fund approximately $104,000 for corrections to shareholders' accounts from the pricing errors. Micro-Cap Limited shareholders who purchased during the period that the fund re-opened in 2003 have been issued the additional shares due them. This change is reflected on their September account statements. Correcting these errors across fiscal years took quite a bit of time and resulted in delay in issuing this annual report. I apologize for both the errors and the delay. If you have questions or concerns about this issue, please call us at 800-661-3550.

Performance:  A Taste of Disciplined Investment Results over the Last Five Years

Good performance is what every investor wants. There are several ways to look at this. Some people are market timers and look for short-term results. As I have commented many times and as most research indicates, this approach to investment--more often than not--leads to wealth destruction. From the beginning, Bridgeway has focused on long-term performance. While we are still considered a newcomer by many, we have two funds with nine-year track records and are looking forward to reaching the ten-year milestone next year.

TRANSLATION: Four Bridgeway funds ranked in the Wall Street Journal's Top 50 for five-year performance as of June 30, 2003. Our focus on long-term investing is making a difference. Bridgeway has more funds in the top 50 performing funds over five years than any other mutual fund family.

As reported in the Wall Street Journal's listing of top 50 performing stock funds over the last five years, four (out of a total of five eligible) Bridgeway funds made the list: Bridgeway Aggressive Investors 1 (#10), Bridgeway Micro-Cap Limited (#11), Bridgeway Ultra-Small Company (#12), and Bridgeway Ultra-Small Company Market (#44). No other fund company had three funds on the list. As one Bridgeway partner said, "You don't have to offer a hundred funds to place some top performers if you stick to what you can do well." While I'm pleased with these results, I'm really much more interested in how our two oldest funds (Ultra-Small Company and Aggressive Investors 1) will rank at their ten-year milestones.

Cost: Drive for Low Cost Leadership

Many people are talking about costs in our industry. Despite the introduction of more efficient technologies for mutual fund operations, cost efficiency has not kept up with asset growth for the industry as a whole.

TRANSLATION: Bridgeway is working to keep costs low and raise industry awareness toward more disclosure in this area.

Recently, in testimony before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises, as well as to the media, I have had the opportunity to be an industry voice in favor of lowering costs and disclosing them better. While we are not the lowest cost player in the industry (Vanguard still owns this title), we are among the lowest. We currently have the lowest expense ratio retail fund (Blue Chip 35 Index Fund), based on Morningstar data, and we continue to work hard to bring our costs down. Our actively managed funds typically have performance incentives, and since our performance has beaten its market benchmarks, our total expense ratio is higher for these funds. With Ultra-Small Company Fund, I am pleased to report that our expense ratio appears poised to drop to near the 1.0% level in Fiscal Year 2004, lower than any non-Bridgeway retail micro-cap fund. However, as a family of funds, we focus on keeping costs low because we believe that low costs give our shareholders better returns. There are many ways to keep costs low: we have a seven-to-one internal compensation cap, we maintain low-cost operations in Houston, we focus on quant models, and we don't do advertising. Here is one more example of a cost saving effort that we recently reviewed with your Fund Board:

Trading. The cost associated with trading has always been a focus at Bridgeway. Within our industry there is no clear way for shareholders to know how much trading costs are eating into their returns. While I am a proponent of more disclosure in this area, current regulations do not require it. This is unfortunate, for trading costs at industry averages can represent about 2% per year in returns - more than most expense ratios. Given the impact of this cost, we measure ourselves against the industry using an outside agency called Plexus, and we review this information with the Fund Board. While the average industry player pays around five cents per share for trading, we are paying around one and a half cents per share. Without sacrificing service and quality of trading, we are continually exploring ways to be one of the lowest cost traders in the industry and to pass these savings on to the shareholders in the net returns.

With support and encouragement from your Fund's Board of Directors, we look for innovations and ideas that will help us meet our commitment to keeping costs low for you.

Service - Grandmother's Homemade Bread (from Joanna)

There is absolutely no smell on earth better than bread baking in the oven. I used to watch my grandmother mix the gooey mound of flour and yeast and warm water by hand in a huge shallow bowl. She let it rise, "punched" it down and let it rise again. After the second rise she divided it into loaves and "spanked" it to get air bubbles out. Her hands worked lovingly through each stage. Grandmother would smile as we quickly buttered the warm bread just out of the oven. No bread machine, no bakery-fresh bread, no break and bake from the freezer section can ever duplicate Grandmother's homemade bread.

There is no substitute for work done with care and with a sense of pride and true service. When prospective shareholders call our customer service group asking questions about our funds, we answer them. We often give longer explanations of fund objectives or asset classes or how to open accounts when we can tell that a caller is experiencing some confusion or frustration. We have no quotas or time limitations. We spend as much time as it takes for callers to get the information they need and their questions answered. In fact, when call volumes rise, of the 17 partners at Bridgeway, about one-half of us take calls, even those who are not "officially" in the customer service area. We all feel responsible for taking care of you.

Recently, when we considered outsourcing our customer service call center for a possible expense reduction, I felt like my grandmother would have felt if we'd bought ultra-bleached, tasteless "store-bought" bread. Cheaper? Perhaps. Expedient? Absolutely. Tasty? Satisfying? Handled with care? Hardly. Homemade service at Bridgeway: prepared with care; served warm each day.

Recent Press Coverage

Bridgeway has been receiving some very good press recently. A Forbes article (April 28, 2003), "Pay for Performance," outlines some arguments in favor of performance based fees, especially at smaller firms such as Bridgeway. "Who Says Nice Guys Finish Last?" in Business Week (June 16, 2003) discusses some of Bridgeway's shareholder-friendly policies. "A Family of Solid Mutual Funds" published in the Daily Record (New Jersey, June 8, 2003 and syndicated in many local newspapers across the country), reviews a number of the unusual features (some of them unique) of our advisory firm and funds. "Different Tack" in Barron's (August 4, 2003) discusses aspects of this Fund and our investment process.

Conclusion

I can't begin to tell you how honored I feel to be a part of all that is happening at Bridgeway and to be a steward of your investments. Without the trust you've shown by investing in our funds, it would not have been possible to accomplish all that we have. Thanks for your role in helping us to make Bridgeway Capital Management and Bridgeway Funds what they are today, a foundation for what we strive to become in the future.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical.

Sincerely,

/s/ John Montgomery

John Montgomery

                              BRIDGEWAY FUNDS, INC.
                            ULTRA-SMALL COMPANY FUND
                    (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                            SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2003

                Industry  Company                                     Shares            Value
                --------  -------                                     ------            -----
Common Stock - 87.4%
     Auto Manufacturers - 1.1%
             Starcraft Corp *                                           39,600       $   816,948

     Banks - 5.2%
             Abigail Adams National Bancorp                              9,900           173,557
             Bank of the Ozarks Inc                                     43,300         1,663,586
             Capital Crossing Bank *                                    10,000           241,600
             Cascade Financial Corp *                                    2,941            44,556
             Cass Information Systems Inc                                1,995            58,354
             First Mariner Bancorp Inc *                                37,000           470,714
             IBERIABANK Corp                                             3,800           186,200
             Northrim BanCorp Inc                                       16,383           297,024
             Oak Hill Financial Inc                                      4,200           105,168
             Patriot Bank Corp                                          34,540           621,375
             Western Sierra Bancorp *                                    4,400           144,276
                                                                                     -----------
                                                                                       4,006,410

     Biotechnology - 0.4%
             Lifecell Corp *                                            39,900           203,490
             Sangamo Biosciences Inc *                                  38,000           109,060
                                                                                     -----------
                                                                                         312,550

     Building Materials - 0.6%
             Craftmade International Inc                                26,800           482,641

     Commercial Services - 9.5%
             Bankrate Inc *                                             64,000           774,400
             Discovery Partners International
                Inc *                                                   63,000           276,570
             FTI Consulting Inc *                                       91,950         2,295,992
             Factual Data Corp *                                        55,800           970,362
             Medifast Inc *                                             48,000           540,000
             National Medical Health Card
                Systems Inc *                                           62,000           567,238
             SFBC International Inc *                                   97,527         1,769,140
             Source Interlink Cos Inc *                                 21,100           159,727
                                                                                     -----------
                                                                                       7,353,429

     Computers - 1.0%
             Brooktrout Inc *                                           26,000           204,854
             StorageNetworks Inc *                                     413,000           569,940
                                                                                     -----------
                                                                                         774,794

     Distribution/Wholesale - 3.3%
             Central European Distribution Corp*                       117,000         2,363,400
             Navarre Corp *                                             94,900           199,290
                                                                                     -----------
                                                                                       2,562,690

     Diversified Financial Service - 0.1%
             E*TRADE Group Inc *                                         4,585            38,973

     Electric - 0.3%
             Green Mountain Power Corp                                  13,550           271,000

     Electronics - 0.2%
             Compudyne Corp *                                           19,000           177,080

     Engineering & Construction - 0.2%
             Foster Wheeler Ltd *                                       80,000           171,200

     Environmental Control - 0.7%
             BHA Group Holdings Inc *                                    5,200           103,792
             Gundle/Slt Environmental Inc *                             32,600           444,012
                                                                                     -----------
                                                                                         547,804

     Food - 0.6%
             John B. Sanfilippo & Son *                                 29,100           473,166

     Gas - 0.1%
             Chesapeake Utilities Corp                                   4,800       $   108,480

     Healthcare - Products - 5.4%
             Atrion Corp *                                               8,400           232,596
             Compex Technologies Inc *                                  60,400           280,860
             Criticare Systems Inc *                                   117,000           367,380
             Synovis Life Technologies Inc *                           118,800         2,349,864
             Tutogen Medical Inc *                                     111,900           378,222
             Utah Medical Products Inc *                                 9,800           196,490
             Vital Images Inc *                                         20,700           382,536
                                                                                     -----------
                                                                                       4,187,948

     Healthcare - Services - 1.4%
             Air Methods Corp *                                         42,100           326,275
             America Service Group Inc *                                23,900           427,810
             UnitedHealth Group Inc                                      6,800           341,700
                                                                                     -----------
                                                                                       1,095,785

     Home Builders - 2.8%
             Dominion Homes Inc *                                       26,200           635,088
             Meritage Corp *                                            27,700         1,364,502
             Orleans Homebuilders Inc *                                 15,700           167,990
                                                                                     -----------
                                                                                       2,167,580

     Household Products/Wares - 0.1%
             Nashua Corp *                                               9,700            86,330

     Insurance - 2.1%
             Fidelity National Financial Inc                             2,126            65,396
             Investors Title Co                                          8,900           254,006
             Navigators Group Inc *                                     40,000         1,192,800
             Penn-America Group Inc                                     10,200           114,750
                                                                                     -----------
                                                                                       1,626,952

     Internet - 13.4%
             E-Loan Inc *                                              367,507         2,035,989
             FindWhat.com *                                            212,300         4,057,053
             Harris Interactive Inc *                                   70,000           452,200
             Insweb Corp *                                              55,785           264,979
             Pinnacor Inc *                                             79,000           151,680
             Sina Corp *                                               110,000         2,227,610
             SupportSoft Inc *                                           3,300            21,384
             TheStreet.com Inc *                                        67,200           316,512
             eCollege.com Inc *                                         48,000           545,280
             ePlus Inc *                                                31,200           331,968
                                                                                     -----------
                                                                                      10,404,655

     Iron/Steel - 1.5%
             Great Northern Iron ORE Ppty                                2,300           179,975
             Schnitzer Steel Industries Inc                             21,500           946,000
                                                                                     -----------
                                                                                       1,125,975

     Lodging - 0.4%
             Trump Hotels & Casino Resorts Inc                         158,700           309,465

     Machinery-Diversified - 0.8%
             Hurco Cos Inc *                                           167,900           394,565
             Paul Mueller Co                                             3,800           153,900
             Twin Disc Inc                                               7,700           108,955
                                                                                     -----------
                                                                                         657,420

     Miscellaneous Manufacturing - 0.1%
             Park-Ohio Holdings Corp *                                  21,800           107,692

     Oil & Gas - 2.4%
             Clayton Williams Energy Inc *                               6,000           110,760
             Edge Petroleum Corp./DE *                                  67,414           382,237
             Enterra Energy Corp *                                      38,300           580,628

                              BRIDGEWAY FUNDS, INC.
                            ULTRA-SMALL COMPANY FUND
                    (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2003

                Industry  Company                                      Shares           Value
                --------  -------                                      ------           -----
     Oil & Gas, continued
             Giant Industries Inc *                                      4,800       $    28,608
             Petroleum Development Corp *                               86,000           784,320
                                                                                     -----------
                                                                                       1,886,553

     Pharmaceuticals - 9.4%
             Bradley Pharmaceuticals Inc *                             166,822         2,752,563
             Hi-Tech Pharmacal Co Inc *                                 88,250         3,609,425
             Immunogen Inc *                                            25,603           109,325
             Matrixx Initiatives Inc *                                  14,600            96,798
             Nutraceutical International Corp *                         63,000           677,250
                                                                                     -----------
                                                                                       7,245,361

     Retail - 9.3%
             America's Car Mart Inc *                                   45,700           830,826
             Checkers Drive-In Restaurant *                             53,000           599,430
             First Cash Financial Services Inc *                        51,500           732,330
             Frisch's Restaurants Inc                                   15,600           280,800
             JOS A Bank Clothiers Inc *                                 95,900         3,216,486
             Movie Gallery Inc *                                        39,025           727,036
             PC Connection Inc *                                         4,954            34,133
             PC Mall Inc *                                             102,880           430,038
             The Pantry Inc *                                           21,200           167,268
             Summit America Television Inc *                            70,000           202,300
                                                                                     -----------
                                                                                       7,220,647

     Savings & Loans - 4.5%
             EverTrust Financial Group Inc                               4,800           110,400
             FSF Financial Corp                                         16,100           483,000
             First Bell Bancorp Inc                                      8,400           217,896
             First SecurityFed Financial Inc                             1,900            47,405
             Guaranty Federal Bancshares Inc                            13,000           208,390
             Home Federal Bancorp - IN                                  10,000           242,800
             Itla Capital Corp *                                         9,800           392,882
             Jacksonville Bancorp Inc/TX                                12,200           351,726
             Monterey Bay Bancorp Inc *                                 22,500           581,625
             NewMil Bancorp Inc                                          4,800           106,080
             PVF Capital Corp                                            8,800           122,848
             Seacoast Financial Services Corp *                         29,874           591,804
                                                                                     -----------
                                                                                       3,456,856

     Software - 7.8%
             Altiris Inc *                                              24,000           479,760
             Aspen Technology Inc *                                    168,000           796,320
             Epicor Software Corp *                                     27,500           165,000
             Evolving Systems Inc *                                     98,000           320,460
             Informatica Corp *                                         24,000           166,080
             Mind CTI Ltd *                                             69,285           178,201
             Moldflow Corp *                                            17,000           152,320
             QAD Inc *                                                 110,500           822,120
             TradeStation Group Inc *                                  201,700         2,067,425
             Unify Corp *                                              101,837            30,551
             VitalWorks Inc *                                          215,400           837,906
                                                                                     -----------
                                                                                       6,016,143

    Telecommunications - 2.5%
              ACT Teleconferencing Inc *                                55,000           103,400
              Comtech Telecommunications *                              21,900           617,361
              Ditech Communications Corp *                              21,281           103,426
              Forgent Networks Inc *                                    85,000           230,350
              Intrado Inc *                                             46,413           733,790
              MCK Communications Inc *                                  70,200           181,116
                                                                                     -----------
                                                                                       1,969,443

                                                                                     ===========

    Total Common Stock (Identified Cost $34,638,857)                                 $67,661,970

Corporate Notes - 0.0%
    Corporate Notes - 0.0%                                           Principal
              Del Global 6.000% Note
                 due 3/28/2007                                      $    1,408             1,408
                                                                                     ===========

    Total Corporate Notes (Identified Cost $1,408)                                   $     1,408

Short-term Investments - 11.2%
    Money Market Funds - 11.2%
              Firstar U S Treasury Money Market
                 Fund Institutional                                  8,702,807         8,702,807
                                                                                     ===========
    Total Short-term Investments (Identified Cost $8,702,807)                        $ 8,702,807
                                                                                     ===========

Total Investments - 98.6% ($43,343,072) **                                           $76,366,185

Other Assets and Liabilities, net - 1.4%                                               1,083,405
                                                                                     ===========
Total Net Assets - 100.0%                                                            $77,449,590
                                                                                     ===========

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to June 30, 2003.

** See Note 7.

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                    (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2003

ASSETS:

      Investments at value (cost - $43,343,072)                                                   $76,366,185
      Cash                                                                                          1,979,904
      Receivable for excess redemptions from the Adviser                                               10,932
      Receivable for investments sold                                                                  81,219
      Receivable for interest                                                                           4,097
      Receivable for dividends                                                                         16,631
      Prepaid expenses                                                                                  1,472
-------------------------------------------------------------------------------------------------------------
            Total assets                                                                           78,460,440
-------------------------------------------------------------------------------------------------------------

LIABILITIES:

      Payable for shares redeemed                                                                      10,000
      Payable for investments purchased                                                               840,060
      Payable for management fee                                                                       83,485
      Accrued expenses                                                                                 77,305
-------------------------------------------------------------------------------------------------------------
            Total liabilities                                                                       1,010,850
-------------------------------------------------------------------------------------------------------------
      NET ASSETS (2,352,034 SHARES OUTSTANDING)                                                   $77,449,590
=============================================================================================================
      Net asset value, offering and redemption price per share ($77,449,590 / 2,352,034)          $     32.93
=============================================================================================================

NET ASSETS REPRESENT:

      Paid-in capital                                                                             $42,414,476
      Undistributed net realized gain                                                               2,012,001
      Net unrealized appreciation of investments                                                   33,023,113
-------------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                                  $77,449,590
=============================================================================================================

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                    (FORMERLY ULTRA-SMALL COMPANY PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2003

INVESTMENT INCOME:

     Dividends                                                                  $   261,021
     Interest                                                                        12,411
-------------------------------------------------------------------------------------------
       Total income                                                                 273,432
-------------------------------------------------------------------------------------------

EXPENSES:

     Management fees                                                                529,159
     Accounting fees                                                                 97,145
     Audit fees                                                                      35,970
     Custody                                                                         71,293
     Insurance                                                                        5,069
     Legal                                                                            5,810
     Registration fees                                                                6,162
     Directors' fees                                                                  4,020
     Miscellaneous                                                                    2,160
-------------------------------------------------------------------------------------------
        Total expenses                                                              756,788
-------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                (483,356)
-------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized gain on investments                                             2,936,986
     Net change in unrealized appreciation                                       16,645,661
-------------------------------------------------------------------------------------------
     Net realized and unrealized gain                                            19,582,647
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $19,099,291
===========================================================================================

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                    (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year ended           Year ended
                                                     June 30, 2003        June 30, 2002
                                                                            (restated)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

  Net investment loss                                 $   (483,356)       $   (296,137)
  Net realized gain on investments                       2,936,986           7,742,213
  Net change in unrealized appreciation                 16,645,661           1,531,558
--------------------------------------------------------------------------------------
      Net increase resulting from operations            19,099,291           8,977,634
--------------------------------------------------------------------------------------
  Distributions to shareholders:
      From net investment income                                 0                   0
      From realized gains on investments                (7,812,088)         (4,816,787)
--------------------------------------------------------------------------------------
        Total distributions to shareholders             (7,812,088)         (4,816,787)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:

  Proceeds from sale of shares                           3,033,907           2,975,482
  Reinvestment of dividends                              7,737,020           4,759,687
  Cost of shares redeemed                               (5,417,265)         (2,851,295)
--------------------------------------------------------------------------------------
      Net increase from Fund share transactions          5,353,662           4,883,874
--------------------------------------------------------------------------------------
      Net increase in net assets                        16,640,865           9,044,721

NET ASSETS:

  Beginning of period                                   60,808,725          51,764,004
--------------------------------------------------------------------------------------
  End of period                                       $ 77,449,590        $ 60,808,725
======================================================================================

Number of Fund shares:
  Sold                                                     119,382             112,152
  Issued on dividends reinvested                           327,866             186,289
  Redeemed                                                (204,489)           (106,711)
--------------------------------------------------------------------------------------
      Net increase (decrease)                              242,759             191,730
  Outstanding at beginning of period                     2,109,275           1,917,545
--------------------------------------------------------------------------------------
  Outstanding at end of period                           2,352,034           2,109,275
======================================================================================

See accompanying notes to financial statements.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                    (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                               Year ended June 30,
                                                   -----------------------------------------------------------------------------
                                                      2003             2002             2001             2000            1999
                                                                    (restated)
PER SHARE DATA

    Net asset value,
        beginning of period                        $     28.83     $      26.99     $      21.59     $     14.91     $     22.52
--------------------------------------------------------------------------------------------------------------------------------

    Income (loss) from investment operations:
                Net investment loss*                     (0.21)           (0.14)           (0.22)          (0.26)          (0.28)
                Net realized and
                          unrealized gain (loss)          7.99             4.43             5.62            6.94           (3.77)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                      7.78             4.29             5.40            6.68           (4.05)
--------------------------------------------------------------------------------------------------------------------------------

    Less distributions to shareholders:
        Net investment income                             0.00             0.00             0.00            0.00            0.00
        Net realized gains                               (3.68)           (2.45)            0.00            0.00           (3.56)
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                  (3.68)           (2.45)            0.00            0.00           (3.56)
--------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                 $     32.93     $      28.83     $      26.99     $     21.59     $     14.91
================================================================================================================================

TOTAL RETURN                                             32.00%           17.04%           25.01%          44.80%         (14.57%)

RATIOS & SUPPLEMENTAL DATA

    Net assets, end of period                      $77,449,590     $ 60,808,725     $ 51,764,004     $41,958,858     $32,647,536
    Ratios to average net assets:
        Expenses after waivers
                and reimbursements                        1.29%            1.26%            1.61%           1.85%           2.00%
        Expenses before waivers
                and reimbursements                        1.29%            1.26%            1.61%           1.85%           2.26%
        Net investment loss after waivers
                and reimbursements                       (0.82%)         (0.53%)           (0.93%)         (1.36%)         (1.82%)

    Portfolio turnover rate                               56.1%           120.6%            57.0%           65.4%           80.4%

* Based on average daily shares outstanding.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
                    (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of June 30, 2003, has seven funds: the Aggressive Investors 1 Fund, the Aggressive Investors 2 Fund, the Ultra-Small Company Fund, the Ultra-Small Company Market Fund, the Micro-Cap Limited Fund, the Blue Chip 35 Index Fund, and the Balanced Fund.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Ultra-Small Company Fund (the "Fund").

         Securities, Futures and other Investments Valuation

         Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
                   (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee which is computed and paid monthly. The Fund pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser. No expenses were reimbursed for the year ended June 30, 2003. The Adviser has agreed to reimburse the Fund for any operating expenses above 2.0%.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
                   (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

6.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales, other than cash equivalents were $30,935,389 and $38,456,410 respectively, for the year ended June 30, 2003. Included in the proceeds of sales is $1,152,000 representing the value of securities disposed of in payment of redemption in-kind, resulting in the realized losses of $842,254. As a result of the redemption in-kind, net realized losses differ for financial statements and tax purposes. These realized losses have been reclassified from accumulated net realized loss on investments to paid-in capital.

7.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2003, were as follows:

Aggregate unrealized gain    $33,300,412
Aggregate unrealized loss        298,945
Net gain (loss)               33,001,467
Cost of investments           43,364,718

         The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the tax basis distributions as well as the components of distributable earnings.

Distributable Earnings
      Ordinary income                          $         0
      Long-term gains (capital losses)           2,012,001
      Unrealized appreciation(depreciation)     33,023,113

Tax Distributions
      Ordinary income                          $         0
      Long-term capital gains                    7,812,988

         The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

         During the year ended June 30, 2003, the Fund paid a long-term capital gain distribution of $3.68365 per share to shareholders of record.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses, redemption in kind and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. During the year ended June 30, 2003, $1,325,610 was reclassified to paid-in capital.

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
                   (FORMERLY, ULTRA-SMALL COMPANY PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

8.       Restatement:

         The Fund restated its financial statements for the year ended June 30, 2002 to correct the recording of the purchase and sale of three securities. The restatement reduced cash by $102,504, net realized gain on investments by $66,504, net unrealized gain on investments by $36,000, net increase in net assets from operations by $102,504, total return by 0.3% net assets by $100,747, and net asset value by $0.05 per share as of June 30, 2002.

         Shareholders who purchased shares between February 28, 2002 and October 6, 2003 have been issued additional shares to cover this deficiency. The shares outstanding have been adjusted as if 916 and 11 additional shares were outstanding as of June 30, 2003 and 2002, respectively. For shareholders who redeemed before the errors were corrected, a receivable of $10,932 from the adviser has been recorded as of June 30, 2003 for the redemption overpayment. The Adviser paid this amount on September 12, 2003.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Ultra-Small Company Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Fund (the "Fund"), one of the funds constituting Bridgeway Funds, Inc., at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 8, the financial statements for the year ended June 30, 2002 have been restated to correct the recording of the purchase and sale of three securities.

PricewaterhouseCoopers, LLC
October 13, 2003
Houston, Texas

                             BRIDGEWAY FUNDS, INC.
                             Directors and Officers
                             June 30, 2003 unaudited

The Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years:

INDEPENDENT DIRECTORS

                            Position(s)   Term of
                            Held with    Office and                                          # of Bridgeway
                            Bridgeway     Length of       Principal Occupation(s) During     Funds Overseen   Other Directorships
Name, Address(1), and Age     Funds      Time Served              Past Five Years              by Director      Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell           Director       Term:          Senior Pastor of Windsor           Eleven          Continental
Age 50                                     1 Year         Village United Methodist                           Airlines,Inc.,
                                           Length:        Church, since 1982                                 JP Morgan Chase
                                           2 Years                                                           Advisory Board,
                                                                                                             American Church
                                                                                                             Mortgage Company,
                                                                                                             Reliant Resources, Inc.
                                                                                                             [energy & electricity
                                                                                                             services].

Karen S. Gerstner           Director       Term:          Attorney and Partner, Davis        Eleven          None
Age 48                                     1 Year         Ridout, Jones and Gerstner LLP,
                                           Length:        1/1999 to present. Attorney and
                                           9 Years        Partner, Dinkins, Kelly, Lenox,
                                                          Gerstner & Lamb, LLP,
                                                          1/1/1988 - 11/1998

Miles Douglas Harper, III   Director       Term:          Partner, 10/1998 to present        Eleven          Calvert Large-Cap
Age 41                                     1 Year         Gainer, Donnelly, Desroches,                       Growth Fund(2)
                                           Length:        LLP                                                (1 Portfolio)
                                           9 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                             Position      Term of                                             Number of
                             Held with   Office and                                            Bridgeway
                             Bridgeway    Length of       Principal Occupation(s) During     Funds Overseen   Other Directorships
Name, Address(1), and Age      Funds     Time Served              Past Five Years             by Director       Held by Director
---------------------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery       President      Term:          President, Bridgeway Funds,        Eleven          None
Age 48                      and            1 Year         11/1993 - Present.
                            Director       Length:        President, Bridgeway Capital
                                           10 Years       Management, Inc., 7/1993-present.

Michael D. Mulcahy          Director       Term: 1 year   Director and Staff Member,         Eleven          None
Age 40                                     Length:        Bridgeway Capital Management,
                                           10/01/2003 to  Inc., 12/2002 - present. Vice
                                           present        President, Hewlett Packard,
                                                          1/2001-12/20002. Executive Vice
                                                          President, Artios, Inc. [Internet
                                                          Co.], 10/1998 - 1/2001.

Joanna Barnhill             Secretary      Term: 1 year   Staff Member, Bridgeway Capital
Age 53                                     Length:        Management, Inc. since 1993
                                           11/22/1993 to
                                           present

Glen Feagins                Treasurer      Term: 1 year   Staff member, Bridgeway Capital
Age 57                                     Length:        Management, Inc. since 1995
                                           10/23/1996 to
                                           present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

October 9, 2003                               June 2003 Quarter - Annual Report

Dear Ultra-Small Company Market Fund Shareholder,

Our Fund had a positive return of 31.5% in the six months ending June 2003. This performance compares to a 17.9% return for the Russell 2000 Index, a 15.4% return for the Lipper Small-Cap Stock Funds Index, and 36.8% return of the CRSP Cap-Based Portfolio 10 Index. On an absolute basis, this was the best six month period we've had since inception, but I never like underperforming any of our market benchmarks.

According to data from Morningstar, the Ultra-Small Company Fund ranked 42nd of 1,023 small-cap funds for the quarter, 6th of 1,013 for the last twelve months, and 16th of 680 over the last five years.

Performance Summary

Translation: We trounced the Russell 2000, but lagged the CRSP "10" Index in the six-month period (and slightly lagged it for the year).

The following table presents our financial results for the six months, one-year, five-year, and life-to-date according to the formula required by the SEC. The graph below presents the growth of a hypothetical $10,000 invested in our Fund and in our performance benchmarks since inception.

                                             6 months     1 Year        5 year      Life-to-Date
                                             1/01/03      7/1/02        7/1/98         7/31/97
                                            to 6/30/03  to 6/30/03   to 6/30/03(5)  to 6/30/03(5)
                                            ----------  ----------   ------------   -------------
Ultra-Small Company Market Fund(1)            31.5%        26.2%         14.2%          14.4%
Lipper Small-Cap Stock Funds(2)               15.4%        -0.8%          0.2%           2.7%
CRSP Cap-Based Portfolio 10 Index(3)          36.8%        26.9%         10.3%          10.8%
Russell 2000 Index(4)                         17.9%        -1.6%          1.0%           2.7%

(1)Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2)The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (3)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,715 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. We seek to approximate the performance of this Index. (4)The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). The latter index is the most widely tracked index among small company funds but is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Fund. (5) Life-to-date returns are annualized. Past performance does not guarantee future returns.

GROWTH OF$10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 7/31/97 (INCEPTION) TO 6/30/03

                             [PERFORMANCE GRAPH]


                                               7/31/97    9/30/97    12/31/97      3/31/98     6/30/98     9/30/98     12/31/98
USC Market Fund                                 10000       11280        9960        11720       11380        8780         9780
CRSP Cap-Based Portfolio 10                     10000    11580.44    10719.49     12050.95    11275.08    8551.607     9482.325
Lipper Small Co.                                10000    11524.76    10852.42     12015.59    11551.91    9080.366     10759.64
Russell 2000 (small growth stocks)              10000     10977.5     10609.9     11677.08    11132.71    8889.952     10339.81


                                               3/31/99     6/30/99     9/30/99     12/31/99     3/31/00     6/30/00      9/29/00
USC Market Fund                                   9160    9920.003       10300        12860       14140       13240        14440
CRSP Cap-Based Portfolio 10                   9246.058    10599.85    10312.25     12115.55    14241.46    13018.86     13094.35
Lipper Small Co.                               10251.5    11773.78    11512.74     15229.03    16933.73    15925.82     16462.06
Russell 2000 (small growth stocks)             9778.94    11299.72    10585.26     12537.69    13425.85    12918.39      13061.2


                                              12/29/00     3/30/01      6/30/01     9/30/01    12/31/01      3/31/02      6/30/02
USC Market Fund                               12946.21    13228.09      14536.8    13610.63    16051.06     17805.38     17543.24
CRSP Cap-Based Portfolio 10                   10498.75    11656.31     13193.24    11261.98    14347.17     15352.76     14476.57
Lipper Small Co.                               14225.7    12086.51     13871.08     10787.6    12899.95      13011.4     11785.78
Russell 2000 (small growth stocks)            12158.93    11367.95      12992.2    10291.22    12461.18      12957.6     11875.35


                                                9/30/02     12/31/02      3/31/03      6/30/03
USC Market Fund                                15022.66     16837.48     16918.14     22140.78
CRSP Cap-Based Portfolio 10                    11764.63     13436.45     13431.89     18377.27
Lipper Small Co.                               9568.997     10138.68     9686.898     11695.41
Russell 2000 (small growth stocks)             9333.997     9908.726     9463.654     11680.48

Detailed Explanation of Fiscal Year Performance

TRANSLATION: For the fiscal year ending June 30, our fund holdings demonstrated the dual characteristics of ultra-small companies: a) theoretically, an ultra-small stock can go up multi-fold in a year, and b) many also decline dramatically, but not more than the theoretical 100%.

Our list of best performers for the year reflects the full diversity of more than 650 stocks that we owned in our Fund during the year. Thirty-three stocks more than doubled in the fiscal year, and one of them appreciated ten-fold:

Rank            Description                                Industry                  % Gain
----            -----------                                --------                  ------
 1     Sina Corp.                                 Internet                           1057.2%
 2     Ask Jeeves                                 Internet                            932.1%
 3     TradeStation Group Inc.                    Software                            591.0%
 4     Hi-Tech Pharmacal Co. Inc.                 Pharmaceuticals                     443.7%
 5     E-Loan Inc.                                Internet                            327.4%
 6     FindWhat.com                               Internet                            265.1%
 7     Caminus Corp.                              Software                            258.0%
 8     Concur Technologies Inc.                   Software                            239.9%
 9     Meridian Resource Corp.                    Oil & Gas                           208.2%
 10    Encysive Pharmaceuticals Inc.              Biotechnology                       198.6%
 11    Vital Images Inc.                          Healthcare-Products                 168.7%
 12    Group 1 Software Inc.                      Software                            168.6%
 13    Heska Corp.                                Pharmaceuticals                     161.2%
 14    Nuvelo Inc.                                Pharmaceuticals                     161.1%
 15    Synovis Life Technologies Inc.             Healthcare-Products                 149.4%
 16    The Bombay Co Inc.                         Retail                              147.5%
 17    Taser International Inc.                   Electronics                         142.5%
 18    QAD Inc.                                   Software                            141.3%
 19    Colorado Medtech Inc.                      Healthcare-Products                 135.0%
 20    Stratasys Inc.                             Computers                           134.1%
 21    John B. Sanfilippo & Son                   Food                                132.6%
 22    Ethyl Corp.                                Chemicals                           129.2%
 23    Barnesandnoble.com Inc.                    Internet                            127.8%
 24    Ceradyne Inc.                              Miscellaneous Manufacturers         126.8%
 25    Drugstore.Com                              Internet                            117.1%
 26    Third Wave Technologies Inc.               Biotechnology                       115.3%
 27    Banknorth Group Inc.                       Banks                               115.0%
 28    Boston Communications Group                Telecommunications                  114.6%
 29    Aksys Ltd.                                 Biotechnology                       113.8%
 30    United Online Inc.                         Internet                            110.8%
 31    InterVoice Inc.                            Computers                           108.6%
 32    Nuance Communications Inc.                 Computers                           107.1%
 33    Osteotech Inc.                             Healthcare-Products                 104.3%

Internet stocks led the way in our fiscal year ending in June. Four of our top six stocks were Internet related. SINA Corporation is our all-time fiscal year winner with a ten-fold increase. This interesting company is a global Internet-media company that operates Chinese-language Internet destination sites. The company uses local teams to produce and maintain content in China, Hong Kong, Taiwan, and North America. It has diversified its revenue stream beyond advertising sales. Over 60% of the March 2003 quarterly revenues came from non-advertising sources. We originally bought this stock in the spring of 2002--the period just after "dot-coms" had been pounded mercilessly. Shortly thereafter the company moved toward profitability and increased revenues. The stock has performed amazingly very well over the past two quarters and year.

Apart from the Internet, our best performers represented the full breadth of the bull market in ultra-small stocks.

Of course, not all stocks went up, in spite of the bull market in ultra-small stocks. Twenty-five stocks declined by at least 50%. Here's a noteworthy statistic, however: the appreciation of just one position, Ask Jeeves, more than made up for the decline of all twenty five stocks below. This really demonstrates the power of one stock that skyrockets and makes up for a handful that crater.

Rank            Description                                Industry                  % Loss
----            -----------                                --------                  ------
1     Recoton Corp.                               Electronics                        -98.2%
2     Superior Telecom Inc.                       Telecommunications                 -96.9%
3     Valentis Inc.                               Pharmaceuticals                    -91.9%
4     US Liquids Inc.                             Environmental Control              -91.0%
5     Mississippi Chemical                        Chemicals                          -86.7%
6     SEMX Corp.                                  Semiconductors                     -86.4%
7     ClearOne Communications Inc.                Telecommunications                 -84.6%
8     Xetel Corp.                                 Electronics                        -84.5%
9     Acclaim Entertainment Inc.                  Software                           -84.2%
10    Lynx Therapeutics Inc.                      Biotechnology                      -81.0%
11    Penn Traffic Co.                            Food                               -78.3%
12    Reptron Electronics Inc.                    Electronics                        -78.3%
13    Advanced Lighting Technologies Inc.         Electrical Comp. &Equipment        -72.6%
14    Deltagen Inc.                               Biotechnology                      -70.2%
15    Metron Technology NV                        Semiconductors                     -66.2%
16    Daisytek International Corp.                Distribution/Wholesale             -62.1%
17    SIFCO Industries Inc.                       Aerospace/Defense                  -61.5%
18    Sonic Innovations Inc.                      Healthcare-Products                -61.1%
19    Tier Technologies Inc.                      Computers                          -60.7%
20    Aerosonic Corp.                             Aerospace/Defense                  -58.5%
21    Track Data Corp.                            Commercial Services                -55.0%
22    Calton Inc.                                 Commercial Services                -54.5%
23    D&K Healthcare Resources Inc.               Pharmaceuticals                    -54.2%
24    Raytech Corp-Del                            Auto Parts & Equipment             -53.0%
25    Superior Consultant Hldgs.                  Commercial Services                -50.9%

Keeping a Long-Term Perspective

TRANSLATION: Buying any fund because of recent one- or three-year stellar performance is a formula for potential short-term disappointment. There are several very good reasons to have purchased this Fund recently (e.g. diversification and the potential for higher, longer-term returns), but recent hot performance should not be one of them.

Good reasons to invest in this Fund would include seeking--over longer periods--higher average annual returns that have historically been associated with higher volatility. In other words, if you are willing to put up with some dramatic short-term declines, ultra-small stocks may reward you well in the long term. A second good reason to invest in this Fund is the diversification advantage historically associated with ultra-small companies. This Fund had positive returns each year of the bear market from 2000 to 2002. However, it also had a negative return in 1998, a year the S&P 500 Index was up 28.5%.

Recent strong stock returns would be a poor reason to invest in this Fund, or any fund, in my opinion. From our December semi-annual report you may remember the following exercise, which I consider fascinating. If, starting at the end of 1997 you had invested $10,000 in the Bridgeway fund that had performed the best over the prior three year period, held for one year, sold that fund and repeated the exercise over the following years through December 2002, your investment would have grown to $10,732. However, if you had invested $10,000 in the Bridgeway fund that had performed the worst over the prior three years, following the same exercise, your investment would have grown to $21,521. This type of analysis has been published by several companies over the years with similar conclusions: continuously chasing hot returns can lead to long-term underperformance.

Ultra-Small Company Market Fund appears headed for the fifth straight calendar year of outperforming the S&P 500. In the last 77 years, however, ultra-small stocks as an asset class have outperformed the S&P 500 slightly less than half the time. One could easily make a case for ultra-small stocks continuing to outperform over the next twelve months (historical persistence of dominance according to company size and a theory that smaller stocks usually recover from a recession faster). However, the current period of ultra-small dominance will clearly not continue unabated. Ultra-small stocks can also lag large stocks for extended periods, as they did from 1994 through most of 1999. Looking at this issue from a valuation standpoint, ultra-small stocks may still be relatively cheap, but they're not nearly as cheap as they were five years ago.

My overall philosophy about investing in funds has not changed through good performance or bad. I encourage people to get a long-term, diversified plan, consistent with risk tolerance and cash needs. Write it down, put it in place, and brace yourself against getting overly euphoric when things are going well or getting over distraught when the asset class of your Fund is out of favor.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, June 30, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The previous sections of this letter concern the performance results of your Fund. The following sections go farther into our philosophy, views, and observations. While some fund companies have eliminated such discussion because of new laws exposing funds (and their leadership) to increased liability, at Bridgeway we remain committed to sharing the policies and views that guide our decisions. We want to go the extra mile in helping you understand our Fund and its Adviser. We will not retreat from this commitment.

10th Anniversary for Bridgeway

July 12, 1993 marked an important date in our history. It was on this day that Bridgeway Capital Management, the Adviser to Bridgeway Funds, was incorporated.

It has been a very exciting ten years. The industry has gone through incredible changes with the increase in 401k plans and 529 college savings plans investment programs, the introduction of the Internet, the dynamic bull and bear markets, and the continued proliferation of mutual fund products. For us, there are so many things to celebrate. Here are some of the highlights:

         - We have done very well by our long-term shareholders. Our original three funds have appreciated from two and a half to six times their original worth on August 5, 1994, including the results from the most severe and extended bear market since the 1930's.

         - We have grown from the original three mutual funds to eight mutual funds (seven Bridgeway and one fund we manage for Calvert Group). We have grown to $1 billion in assets under management. But more important than our growth is the growth of our long-term shareholders' accounts. Each of the eight funds we manage has beaten its primary market benchmark and peer benchmark since inception (although we have not done so over all shorter periods).

         - We have assembled an awesome team of people who work toward safeguarding and growing your investments. (For a brief taste of the kind of people I work with, read the customer service section below.)

         - We have continued our charitable giving programs. Bridgeway Capital Management donates half of its advisory fee profits to charitable and non-profit organizations. Last year we broke through the million dollar barrier.

Reflecting on the Four Bridgeway Values

When we started Bridgeway, we envisioned creating something different. The mutual fund industry was a "mature" industry by most standards, so Bridgeway was coming in behind the curve. A key part of our organization, our mission, was created around four business values that help inform our business decisions: integrity, investment performance, cost efficiency, and friendly service. These aren't just nice words that some management consultant left us with to gather dust after a planning exercise. They are the founding principles of our firm. We use them actively in the day-to-day life of our firm.

In reflecting on our ten-year history, I thought it would be appropriate to consider a handful of current issues and results surrounding these business values. And, after ten years, I think it is fair that you evaluate us against this mission as well.

If you have insights or comments about this section, please email them to fund@bridgewayfund.com.

Integrity: Complete Communication

TRANSLATION: The worst thing that happened at Bridgeway over the last year was failing to uncover two incorrect fund prices (net asset values per share) from Fiscal Year 2002 until preparing the Fiscal Year 2003 financials over a year later. Correcting these errors resulted in a downward restatement of the net asset value per share by $0.09 in the Micro-Cap Limited Fund and $0.05 in the Ultra-Small Company Fund.

While there are many aspects to the concept of integrity, keeping your word, doing what is right and communicating openly are three that are fairly universally accepted. We have also tried to extend our commitment to integrity into every part of our business, whether in our Code of Ethics, our disclosure of portfolio manager compensation, our performance-based fee structure (in actively-managed funds), or our policy on no soft dollars. Complete communication also includes disclosing things that did not go well. In this light, for the past six years we have chosen to share our "worst mistake of the year" (in Adviser's opinion) in our annual letter. At Bridgeway, we are committed to doing some important things and we are going to make mistakes. We learn from them and try hard not to repeat them. Shareholders tell us that they appreciate and enjoy the "down to earth" straightforward style of reporting to them.

In the fiscal year that ended June 30, 1999, we reported poor performance in our ultra-small companies due to our delay in selling some poorly-performing ones. For last fiscal year, we reported a $175,000 trading error, which we, the Adviser, paid. In the spring of 2002, our fund accounting team incorrectly recorded several securities transactions in two funds, Micro-Cap Limited and Ultra-Small Company. Two offsetting groups of transactions made the errors hard to detect until the preparation of the Fiscal Year 2003 financial statements.

In accordance with industry practice and Bridgeway's commitment, the Adviser has compensated the Fund approximately $104,000 for corrections to shareholders' accounts from the pricing errors. Micro-Cap Limited shareholders who purchased during the period that the fund re-opened in 2003 have been issued the additional shares due them. This change is reflected on their September account statements. Correcting these errors across fiscal years took quite a bit of time and resulted in delay in issuing this annual report. I apologize for both the errors and the delay. If you have questions or concerns about this issue, please call us at 800-661-3550.

Performance: A Taste of Disciplined Investment Results over the Last Five Years

Good performance is what every investor wants. There are several ways to look at this. Some people are market timers and look for short-term results. As I have commented many times and as most research indicates, this approach to investment--more often than not--leads to wealth destruction. From the beginning, Bridgeway has focused on long-term performance. While we are still considered a newcomer by many, we have two funds with nine-year track records and are looking forward to reaching the ten-year milestone next year.

TRANSLATION: Four Bridgeway funds ranked in the Wall Street Journal's Top 50 for five-year performance as of June 30, 2003. Our focus on long-term investing is making a difference. Bridgeway has more funds in the top 50 performing funds over five years than any other mutual fund family.

As reported in the Wall Street Journal's listing of top 50 performing stock funds over the last five years, four (out of a total of five eligible) Bridgeway funds made the list: Bridgeway Aggressive Investors 1 (#10), Bridgeway Micro-Cap Limited (#11), Bridgeway Ultra-Small Company (#12), and Bridgeway Ultra-Small Company Market (#44). No other fund company had three funds on the list. As one Bridgeway partner said, "You don't have to offer a hundred funds to place some top performers if you stick to what you can do well." While I'm pleased with these results, I'm really much more interested in how our two oldest funds (Ultra-Small Company and Aggressive Investors 1) will rank at their ten-year milestones.

Cost: Drive for Low Cost Leadership

Many people are talking about costs in our industry. Despite the introduction of more efficient technologies for mutual fund operations, cost efficiency has not kept up with asset growth for the industry as a whole.

TRANSLATION: Bridgeway is working to keep costs low and raise industry awareness toward more disclosure in this area.

Recently, in testimony before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises, as well as to the media, I have had the opportunity to be an industry voice in favor of lowering costs and disclosing them better. While we are not the lowest cost player in the industry (Vanguard still owns this title), we are among the lowest. We currently have the lowest expense ratio retail fund (Blue Chip 35 Index Fund), based on Morningstar data, and we continue to work hard to bring our costs down. Our actively managed funds typically have performance incentives, and since our performance has beaten its market benchmarks, our total expense ratio is higher for these funds. I am pleased to report that our expense ratio for the Ultra-Small Company Market Fund appears poised to drop below 0.75% in Fiscal Year 2004, lower than any retail micro-cap fund. However, as a family of funds, we focus on keeping costs low because we believe that low costs give our shareholders better returns. There are many ways to keep costs low: we have a seven-to-one internal compensation cap, we maintain low-cost operations in Houston, we focus on quant models, and we don't advertise. Here is another example of a cost saving effort that we recently reviewed with your Fund Board:

Trading. The cost associated with trading has always been a focus at Bridgeway. Within our industry there is no clear way for shareholders to know how much trading costs are eating into their returns. While I am a proponent of more disclosure in this area, current regulations do not require it. This is unfortunate, for trading costs at industry averages can represent about 2% per year in returns - more than most expense ratios. Given the impact of this cost, we measure ourselves against the industry using an outside agency called Plexus, and we review this information with the Fund Board. While the average industry player pays around five cents per share for trading, we are paying around one and a half cents per share. Without sacrificing service and quality of trading, we are continually exploring ways to be one of the lowest cost traders in the industry and to pass these savings on to the shareholders in the net returns.

With support and encouragement from your Fund's Board of Directors, we look for innovations and ideas that will help us meet our commitment to keeping costs low for you.

Service - Grandmother's Homemade Bread (from Joanna)

There is absolutely no smell on earth better than bread baking in the oven. I used to watch my grandmother mix the gooey mound of flour and yeast and warm water by hand in a huge shallow bowl. She let it rise, "punched" it down and let it rise again. After the second rise she divided it into loaves and "spanked" it to get air bubbles out. Her hands worked lovingly through each stage. Grandmother would smile as we quickly buttered the warm bread just out of the oven. No bread machine, no bakery-fresh bread, no break and bake from the freezer section can ever duplicate Grandmother's homemade bread.

There is no substitute for work done with care and with a sense of pride and true service. When prospective shareholders call our customer service group asking questions about our funds, we answer them. We often give longer explanations of fund objectives or asset classes or how to open accounts when we can tell that a caller is experiencing some confusion or frustration. We have no quotas or time limitations. We spend as much time as it takes for callers to get the information they need and their questions answered. In fact, when call volumes rise, of the 17 partners at Bridgeway, about one-half of us take calls, even those who are not "officially" in the customer service area. We all feel responsible for taking care of you.

Recently, when we considered outsourcing our customer service call center for a possible expense reduction, I felt like my grandmother would have felt if we'd bought ultra-bleached, tasteless "store-bought" bread. Cheaper? Perhaps. Expedient? Absolutely. Tasty? Satisfying? Handled with care? Hardly. Homemade service at Bridgeway: prepared with care; served warm each day.

Recent Press Coverage

Bridgeway has been receiving some very good press recently. A Forbes article (April 28, 2003), "Pay for Performance," outlines some arguments in favor of performance based fees, especially at smaller firms such as Bridgeway. "Who Says Nice Guys Finish Last?" in Business Week (June 16, 2003) discusses some of Bridgeway's shareholder-friendly policies. "A Family of Solid Mutual Funds" published in the Daily Record (New Jersey, June 8, 2003 and syndicated in many local newspapers across the country), reviews a number of the unusual features (some of them unique) of our advisory firm and funds. "Different Tack" in Barron's (August 4, 2003) discusses aspects of this Fund and our investment process.

Conclusion

I can't begin to tell you how honored I feel to be a part of all that is happening at Bridgeway and to be a steward of your investments. Without the trust you've shown by investing in our funds, it would not have been possible to accomplish all that we have. Thanks for your role in helping us to make Bridgeway Capital Management and Bridgeway Funds what they are today, a foundation for what we strive to become in the future.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical.

Sincerely,

/s/ John Montgomery
-------------------
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2003

             Industry  Company                                 Shares          Value
             --------  -------                                 ------          -----
Common Stock - 81.6%
      Aerospace/Defense - 0.3%
               Aerosonic Corp *                                  4,050     $     39,974
               CPI Aerostructures Inc *                         20,500          179,375
               EDO Corp                                          3,700           65,490
               SIFCO Industries Inc *                           13,400           26,934
               Sensytech Inc *                                  44,800          613,312
               Titan Corp *                                      2,832           29,141
               Transtechnology Corp *                           13,900           75,616
                                                                           ------------
                                                                              1,029,842
      Agriculture - 0.2%
               The Andersons Inc                                59,500          728,875

      Airlines - 0.3%
               ATA Holdings Corp *                              23,249          171,113
               Midwest Express Holdings Inc *                  311,400          815,868
                                                                           ------------
                                                                                986,981
      Apparel - 1.2%
               Ashworth Inc *                                  152,000        1,077,680
               Cone Mills Corp *                               125,100          198,909
               Deckers Outdoor Corp *                           23,670          153,618
               Haggar Corp                                      20,750          259,375
               Jones Apparel Group Inc *                           197            5,764
               Perry Ellis International Inc *                  35,100          684,099
               RG Barry Corp *                                  64,300          295,780
               Steven Madden Ltd *                                 700           15,113
               Tandy Brands Accessories Inc *                   35,358          424,296
               Tropical Sportswear International
                  Corp *                                        68,600          488,432
                                                                           ------------
                                                                              3,603,066
      Auto Manufacturers - 0.4%
               Starcraft Corp *                                 54,900        1,132,587

      Auto Parts & Equipment - 0.5%
               Dura Automotive Systems Inc *                    56,400          569,076
               Noble International Ltd                          18,616          159,167
               R&B Inc *                                        38,157          406,372
               Raytech Corp-Del *                                3,400           14,450
               Tenneco Automotive Inc *                         73,000          262,800
               Transpro Inc *                                   10,300           46,144
                                                                           ------------
                                                                              1,458,009
      Banks - 5.2%
               Abigail Adams National Bancorp                   34,234          600,156
               AmericanWest Bancorp *                           19,905          326,044
               BB&T Corp                                        10,300          353,290
               Bancorp Rhode Island Inc                         21,600          470,448
               Bank of the Ozarks Inc                           20,400          783,768
               Banknorth Group Inc                              17,793          454,077
               Bryn Mawr Bank Corp                                 230            8,611
               Capital Crossing Bank *                          28,700          693,392
               Cascade Bancorp                                     720           12,290
               Cass Information Systems Inc                     11,025          322,481
               Central Bancorp Inc                              23,800          827,050
               City National Corp/CA                               579           25,800
               CoBiz Inc                                           600            8,232
               CoVest Bancshares Inc                            23,483          581,204
               Columbia Bancorp/OR                              24,310          324,052
               Commercial Bankshares Inc/FL                      8,750          260,400
               FNB Corp Inc                                     18,479          453,475
               FNB Financial Services Corp *                     7,150          142,428
               Fidelity Southern Corp                           57,476          663,273
               First Mariner Bancorp Inc *                      32,300          410,921
               First Mutual Bancshares Inc                      14,850          297,000
               First State Bancorporation                        8,500          232,305
               Franklin Bancorp Inc/MI                          12,655          218,932
               Glacier Bancorp Inc                                 623           15,338
               Greater Bay Bancorp                                 364            7,295
               Greater Community Bancorp                        34,245          521,209
               IBERIABANK Corp                                     350           17,150
               Mercantile Bank Corp                             22,775          650,910
               Midsouth Bancorp Inc *                              200            4,570
               NSD Bancorp Inc                                   4,572          121,615
               North Valley Bancorp                             17,100          256,500
               Northrim BanCorp Inc                             51,578          935,109
               Oak Hill Financial Inc                           12,952          324,318
               Pacific Crest Capital Inc                        42,824          899,304
               Patriot Bank Corp                                47,600          856,324
               PrivateBancorp Inc                               18,600          507,594
               Prosperity Bancshares Inc                           800           15,368
               Redwood Empire Bancorp                           14,608          416,474
               Resource Bankshares Corp /VA                     30,200        1,026,800
               SouthTrust Corp                                     468           12,636
               Southside Bancshares Inc                         25,692          457,061
               Vineyard National Bancorp Co *                    6,400          140,800
               Western Sierra Bancorp *                         15,960          523,328
               Yardville National Bancorp                        6,200          121,024
                                                                           ------------
                                                                             16,300,356
      Beverages - 0.3%
               Green Mountain Coffee Roasters
                  Inc *                                         26,400          501,600
               Peet's Coffee & Tea Inc *                        17,400          303,978
               Redhook ALE Brewery Inc *                        28,800           57,312
                                                                           ------------
                                                                                862,890
      Biotechnology - 3.7%
               Aksys Ltd *                                      54,800          706,920
               Applied Molecular Evolution Inc *               187,500          772,500
               Arqule Inc *                                    219,689          905,119
               Cellegy Pharmaceuticals Inc *                    82,600          415,478
               Diacrin Inc *                                    48,600          138,510
               Eden Bioscience Corp *                          177,374          287,346
               Embrex Inc *                                     11,916          120,947
               Encysive Pharmaceuticals Inc *                  330,900        1,581,702
               GenVec Inc *                                    124,242          255,939
               Genetronics Biomedical Corp *                   602,400          433,728
               Genome Therapeutics Corp *                      164,500          419,475
               Lifecell Corp *                                 244,850        1,248,735
               Maxim Pharmaceuticals Inc *                     108,700          625,025
               Nanogen Inc *                                   298,500          877,590
               Orchid BioSciences Inc *                        412,800          495,360
               Paradigm Genetics Inc *                         128,670          182,711
               Sangamo Biosciences Inc *                       112,300          322,301
               Seattle Genetics Inc /WA *                      115,055          583,329
               Sonus Pharmaceuticals Inc *                      31,100          115,070
               Third Wave Technologies Inc *                   136,400          616,528
               Viragen Inc *                                 1,586,000          380,640
                                                                           ------------
                                                                             11,484,953
      Building Materials - 0.3%
               Aaon Inc *                                          787           14,575
               Craftmade International Inc                      54,778          986,497
                                                                           ------------
                                                                              1,001,072
      Chemicals - 0.8%
               Aceto Corp                                       37,950          714,978
               Applied Extrusion Technologies
                  Inc/US *                                      62,599          151,490
               Ethyl Corp *                                     29,200          290,540

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2003

             Industry  Company                             Shares       Value
             --------  -------                             ------       -----
Chemicals, continued
         Landec Corp *                                   150,600     $    549,690
         Lesco Inc *                                      83,700          747,441
                                                                     ------------
                                                                        2,454,139
Commercial Services - 4.2%
         ACE Cash Express Inc *                           73,751          801,673
         Bankrate Inc *                                  100,000        1,210,000
         Cadmus Communications Corp                       41,219          366,437
         Carriage Services Inc *                          54,200          191,868
         Cornell Cos Inc *                                53,600          811,504
         Discovery Partners International
            Inc *                                        221,600          972,824
         Edison Schools Inc *                            208,900          313,350
         Exponent Inc *                                   61,700          956,350
         FTI Consulting Inc *                              4,050          101,129
         Factual Data Corp *                              62,600        1,088,614
         HMS Holdings Corp *                             114,500          319,455
         Healthcare Services Group *                      15,800          216,934
         Medifast Inc *                                  103,700        1,166,625
         Multi-Color Corp *                               13,300          296,191
         National Medical Health Card
            Systems Inc *                                 63,175          577,988
         National Research Corp *                         40,300          453,778
         Opinion Research Corp *                          26,700          171,147
         Perceptron Inc *                                 28,000          168,000
         Precis Inc *                                     60,450          278,070
         RCM Technologies Inc *                           51,600          201,240
         Rock of Ages Corp                                14,100           88,830
         SFBC International Inc *                         57,380        1,040,873
         Source Interlink Cos Inc *                       99,400          752,458
         Workflow Management Inc *                       129,900          448,155
                                                                     ------------
                                                                       12,993,493
Computers - 3.7%
         Ansoft Corp *                                    50,300          530,665
         BindView Development Corp *                     254,500          514,090
         Brooktrout Inc *                                 95,825          755,005
         Ciber Inc *                                       2,498           17,536
         Compucom Systems Inc *                            2,900           13,195
         Cyberguard Corp *                               103,200          732,720
         Dataram Corp *                                   82,533          251,891
         Delphax Technologies Inc *                       34,150          105,865
         Drexler Technology Corp *                           500            7,695
         Extended Systems Inc *                          144,750          564,525
         Fidelity National Information
            Solutions Inc *                               14,800          385,836
         Inforte Corp *                                  122,300          956,386
         InterVoice Inc *                                257,500        1,230,850
         Maxwell Technologies Inc *                       72,600          418,176
         Mitek Systems Inc *                              70,300           89,281
         Nuance Communications Inc *                     169,600          870,048
         OAO Technology Solutions Inc *                   93,000          195,300
         Overland Storage Inc *                            6,800          138,380
         Printronix Inc *                                 36,500          403,325
         Rimage Corp *                                    86,369        1,072,703
         Stratasys Inc *                                  19,900          688,142
         TechTeam Global Inc *                           141,770          905,910
         Tripos Inc *                                     54,400          427,584
         Xanser Corp *                                   151,200          325,080
                                                                     ------------
                                                                       11,600,188
Cosmetics/Personal Care - 0.2%
         Chattem Inc *                                     5,800          108,982
         Parlux Fragrances Inc *                         141,300          424,041
                                                                     ------------
                                                                          533,023
Distribution/Wholesale - 0.7%
         Advanced Marketing Services                       2,025           26,325
         Brightpoint Inc *                                61,500          761,370
         Central European Distribution Corp*              46,500          939,300
         Navarre Corp *                                  234,250          491,925
         Nitches Inc                                       2,230           12,867
                                                                     ------------
                                                                        2,231,787
Diversified Financial Service - 1.0%
         American Home Mortgage Holdings
            Inc                                            2,500           48,400
         Asta Funding Inc *                               31,050          745,200
         Maxcor Financial Group *                         88,787          896,749
         United Financial Mortgage Corp *                 51,400          408,630
         United PanAm Financial Corp *                    53,100          665,343
         Vestin Group Inc                                 91,620          330,748
                                                                     ------------
                                                                        3,095,070
Electric - 0.3%
         Green Mountain Power Corp                        44,600          892,000

Electrical Components & Equipme - 1.0%
         Active Power Inc *                              195,500          328,440
         American Superconductor Corp *                  125,100          766,863
         Capstone Turbine Corp *                         658,700          737,744
         Electric City Corp *                            334,400          304,304
         Electric Fuel Corp *                            521,200          416,960
         The Lamson & Sessions Co *                      103,700          499,834
         Nortech Systems Inc *                             6,200           38,254
                                                                     ------------
                                                                        3,092,399
Electronics - 3.6%
         Advanced Photonix Inc *                         156,350          140,715
         Aehr Test Systems *                              24,000           67,440
         Axsys Technologies Inc *                         40,800          393,312
         Badger Meter Inc                                 14,700          378,525
         Compudyne Corp *                                 59,900          558,268
         Daktronics Inc *                                  2,000           32,520
         Fargo Electronics Inc *                          69,450          663,942
         Faro Technologies Inc *                          56,900          402,852
         Frequency Electronics Inc                        41,100          374,010
         Giga-Tronics Inc *                               34,029           58,870
         Insignia Systems Inc *                           29,568          184,800
         Intelli-Check Inc *                              41,900          297,490
         Isco Inc                                         13,800          114,954
         LeCroy Corp *                                    54,900          525,942
         Lowrance Electronics Inc *                       41,800          356,972
         Measurement Specialties Inc *                    99,800          523,950
         Merix Corp *                                    146,447        1,110,068
         Metrologic Instruments Inc *                     35,000        1,164,100
         OI Corp *                                        35,200          184,448
         Reptron Electronics Inc *                        16,100            6,118
         Rockford Corp *                                  47,990          273,063
         SRS Labs Inc *                                   65,780          266,409
         Sonic Solutions Inc *                           107,700          928,374
         Sypris Solutions Inc                             12,800          132,608
         Taser International Inc *                        69,600          904,800
         Vicon Industries Inc *                           23,200           74,240
         Viisage Technology Inc *                        211,600        1,083,392
                                                                     ------------
                                                                       11,202,182
Energy - Alternate Sources - 0.2%
         AstroPower Inc *                                 76,800          259,584
         Evergreen Solar Inc *                           178,400          239,056
                                                                     ------------
                                                                          498,640

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2003

         Industry  Company                               Shares          Value
         --------  -------                               ------          -----
Engineering & Construction - 0.8%
         Foster Wheeler Ltd *                            346,400     $    741,296
         Keith Cos Inc *                                  50,500          504,495
         Layne Christensen Co *                          110,800          894,156
         Michael Baker Corp *                             20,300          217,210
         Perini Corp *                                     5,500           43,725
                                                                     ------------
                                                                        2,400,882
Entertainment - 0.1%
         Canterbury Park Holding Corp                      4,000           45,200
         Integrity Media Inc *                            26,820          133,832
                                                                     ------------
                                                                          179,032
Environmental Control - 0.6%
         Clean Harbors Inc *                              17,500          166,600
         Gundle/Slt Environmental Inc *                   61,500          837,630
         US Liquids Inc *                                  4,000            1,040
         Waste Industries USA Inc *                      107,600          767,188
                                                                     ------------
                                                                        1,772,458
Food - 1.2%
         Fresh Brands Inc *                               32,300          448,970
         Horizon Organic Holding Corp *                    8,000          190,000
         Imperial Sugar Co *                              24,100          182,678
         John B. Sanfilippo & Son *                       35,150          571,539
         Monterey Pasta Co *                             250,700        1,228,430
         Rocky Mountain Choc Fact Inc *                   25,600          204,800
         Tasty Baking Co *                                20,700          217,350
         Village Super Market *                           12,900          324,822
         Zapata Corp *                                     5,400          262,656
                                                                     ------------
                                                                        3,631,245
Gas - 0.7%
         Chesapeake Utilities Corp                        33,000          745,800
         Delta Natural Gas Co Inc                         48,340        1,135,507
         Oneok Inc                                        12,600          247,338
                                                                     ------------
                                                                        2,128,645
Hand/Machine Tools - 0.1%
         P&F Industries *                                  1,250            8,375
         Starrett (L.S.) Co *                             24,100          312,095
                                                                     ------------
                                                                          320,470
Healthcare - Products - 5.7%
         Abaxis Inc *                                    134,579          869,380
         Abiomed Inc *                                   152,128          803,236
         Atrion Corp *                                     8,200          227,058
         Bruker AXS Inc *                                178,400          579,800
         Cardiotech International Inc *                  114,000          336,300
         Celsion Corp *                                  421,700          459,653
         Compex Technologies Inc *                        56,900          264,585
         Computerized Thermal Imaging Inc *            1,543,400          679,096
         Criticare Systems Inc *                         128,900          404,746
         Encore Medical Corp *                            23,400           86,393
         Endocardial Solutions Inc *                     174,700        1,044,706
         Endologix Inc *                                  80,000          273,600
         HealthTronics Surgical Services Inc*             97,550          877,950
         Hycor Biomedical Inc *                           22,600          104,638
         Implant Sciences Corp *                          30,800          165,396
         Invivo Corp *                                    16,170          281,698
         LCA-Vision Inc *                                117,325        1,053,579
         Lifecore Biomedical Inc *                       192,200        1,087,852
         Medamicus Inc *                                  39,700          321,570
         Merit Medical Systems Inc *                       9,844          196,880
         NMT Medical Inc *                                56,300          223,511
         North American Scientific Inc *                 114,700          878,602
         Orthologic Corp *                                 2,000            9,060
         Orthovita Inc *                                  11,351           41,431
         Osteotech Inc *                                  55,600          755,604
         Pharmanetics Inc *                               25,700          149,060
         PhotoMedex Inc *                                140,100          306,819
         Respironics Inc *                                 8,334          310,275
         Rita Medical Systems Inc *                      233,222          832,603
         SRI/Surgical Express Inc *                       31,400          215,373
         Spectranetics Corp *                             29,700           90,585
         Synovis Life Technologies Inc *                  51,000        1,008,780
         Tutogen Medical Inc *                           245,200          828,776
         Urologix Inc *                                  123,700          324,094
         Utah Medical Products Inc *                      41,800          838,090
         Vital Images Inc *                               48,500          896,280
                                                                     ------------
                                                                       17,827,059
Healthcare - Services - 1.8%
         Air Methods Corp *                              114,200          885,050
         Almost Family Inc *                              10,200           79,050
         Amedisys Inc *                                   62,800          354,820
         America Service Group Inc *                      58,800        1,052,520
         Amsurg Corp *                                       800           24,424
         Bio-Imaging Technologies Inc *                   15,600           94,380
         Bio-Reference Labs Inc *                         42,065          285,201
         Chronimed Inc *                                  97,200          937,980
         Five Star Quality Care Inc *                     42,500           64,175
         Horizon Health Corp *                            40,800          660,960
         Novamed Eyecare Inc *                            64,300           84,233
         Option Care Inc *                                 4,875           56,111
         Orthodontic Centers Of America *                      1                8
         Psychiatric Solutions Inc *                       7,200           69,840
         Radiologix Inc *                                 64,300          270,060
         Ramsay Youth Services Inc *                      22,100          110,500
         Trover Solutions Inc *                           88,600          512,994
         UnitedHealth Group Inc                            1,268           63,717
                                                                     ------------
                                                                        5,606,023
Home Builders - 0.4%
         Dominion Homes Inc *                             29,050          704,172
         Hovnanian Enterprises Inc *                         411           24,228
         Meritage Corp *                                     900           44,334
         Nobility Homes Inc *                             11,300          111,079
         Orleans Homebuilders Inc *                       24,400          261,080
         Technical Olympic USA Inc *                         750           17,993
                                                                     ------------
                                                                        1,162,886
Home Furnishings - 0.4%
         Cobra Electronics Corp *                         37,100          257,103
         Flexsteel Industries                             20,200          333,098
         Koss Corp                                         4,138           76,139
         Rowe Cos/The *                                   36,200           69,504
         The Singing Machine Co Inc *                    164,000          549,400
                                                                     ------------
                                                                        1,285,244
Household Products/Wares - 0.9%
         AT Cross Co *                                    64,600          383,724
         CNS Inc *                                       114,800          975,800
         Nashua Corp *                                    42,000          373,800
         The First Years Inc                              77,100          931,368
                                                                     ------------
                                                                        2,664,692
Housewares - 0.3%
         Enesco Group Inc *                              120,000          888,000
         Lifetime Hoan Corp *                             16,400          125,460
                                                                     ------------
                                                                        1,013,460
Insurance - 1.9%
         21st Century Holding Co *                        24,800          412,424
         AON Corp                                            436           10,499
         American Independence Corp *                     45,135          481,590
         Ceres Group Inc *                               354,900          979,524

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2003

         Industry  Company                                Shares         Value
         --------  -------                                ------         -----
Insurance, continued
         Donegal Group Inc - Class A                      50,602     $    713,994
         Donegal Group Inc - Class B                           1               13
         Fidelity National Financial Inc                  29,481          906,836
         Investors Title Co                               27,632          788,617
         Meadowbrook Insurance Group Inc*                 48,600          154,062
         Merchants Group Inc                               7,600          155,420
         Penn-America Group Inc                           37,010          416,363
         SCPIE Holdings Inc                               66,400          509,952
         Vesta Insurance Group Inc *                     106,300          244,490
                                                                     ------------
                                                                        5,773,784
Internet - 5.1%
         Ask Jeeves *                                    265,400        3,622,710
         Carescience Inc *                                37,800           34,020
         Commerce One Inc *                              296,100          695,835
         Corillian Corp *                                104,900          178,330
         Digitalthink Inc *                              228,900          773,682
         Drugstore.Com *                                  23,200          135,488
         E-Loan Inc *                                    221,710        1,228,273
         FindWhat.com *                                   52,700        1,007,097
         Harris Interactive Inc *                         70,300          454,138
         I-many Inc *                                    450,000          477,000
         Jupitermedia Corp *                             164,000          654,360
         Marketwatch.com Inc *                            86,600          718,780
         Modem Media Inc *                                21,400           85,172
         Net Perceptions Inc *                            70,400          112,640
         Netopia Inc *                                    72,900          283,581
         Onesource Information Service *                  44,900          336,301
         Online Resources Corp *                          87,680          558,522
         Pinnacor Inc *                                  298,000          572,160
         Quotesmith.com Inc *                             30,400          155,648
         Quovadx Inc *                                   161,831          432,089
         Sina Corp *                                      33,900          686,509
         TheStreet.com Inc *                             167,000          786,570
         United Online Inc *                               9,353          237,005
         Valueclick Inc *                                 38,914          235,819
         Via Net.Works Inc *                             251,000          245,980
         barnesandnoble.com inc *                         85,400          200,690
         ePlus Inc *                                      94,298        1,003,331
                                                                     ------------
                                                                       15,911,730
Iron/Steel - 0.4%
         Oregon Steel Mills Inc *                        252,600          732,540
         Roanoke Electric Steel Corp *                    39,500          290,720
         Steel Technologies Inc                           27,616          279,198
                                                                     ------------
                                                                        1,302,458
Leisure Time - 0.7%
         Ambassadors International Inc *                  77,600          931,200
         Johnson Outdoors Inc *                           75,950        1,035,958
         Navigant International Inc *                        800           10,320
         ResortQuest International Inc *                  40,400          178,164
                                                                     ------------
                                                                        2,155,642
Lodging - 0.3%
         Monarch Casino & Resort Inc *                    58,828          544,159
         Trump Hotels & Casino Resorts Inc*              236,300          460,785
                                                                     ------------
                                                                        1,004,944
Machinery-Construction & Mining - 0.0%
         Astec Industries Inc *                            5,100           44,472

Machinery-Diversified - 0.6%
         Gehl Co *                                        70,000          714,000
         Hurco Cos Inc *                                 370,000          869,500
         Key Technology Inc *                             12,200          142,618
         Minuteman International Inc                       5,500           51,150
         Quipp Inc *                                      17,800          194,020
         Surebeam Corp *                                   1,978            5,341
                                                                     ------------
                                                                        1,976,629
Media - 0.4%
         Point.360 *                                      62,200          155,500
         Sirius Satellite Radio Inc *                     82,300          984,087
                                                                     ------------
                                                                        1,139,587
Metal Fabricate/Hardware - 0.6%
         Hawk Corp *                                      19,100           65,704
         Intermet Corp                                   214,000          738,300
         Ladish Co Inc *                                  37,000          246,790
         Metals USA Inc *                                 11,800           48,970
         Northwest Pipe Co *                              46,937          651,486
         Webco Industries Inc *                            4,700           12,925
                                                                     ------------
                                                                        1,764,175
Mining - 0.2%
         Commonwealth Industries Inc                      18,300           89,469
         Kinross Gold Corp *                              63,653          429,658
         Vista Gold Corp *                                75,600          250,992
                                                                     ------------
                                                                          770,119
Miscellaneous Manufacturing - 0.8%
         American Locker Group Inc *                       1,730           24,307
         Ceradyne Inc *                                   54,500        1,013,700
         EXX Inc *                                        15,500           39,990
         Flanders Corp *                                  25,400           68,580
         PW Eagle Inc *                                   47,300          185,416
         Packaged Ice Inc *                               57,500          196,075
         Park-Ohio Holdings Corp *                        54,500          269,230
         Peerless Manufacturing Co *                      10,900          120,445
         Raven Industries Inc                             17,800          357,246
         Summa Industries Inc *                           20,450          147,240
                                                                     ------------
                                                                        2,422,229
Office/Business Equipment - 0.0%
         General Binding Corp *                           1,100           13,145

Oil & Gas - 2.5%
         ATP Oil & Gas Corp *                            211,500        1,332,450
         Adams Resources & Energy Inc                      6,800           61,064
         Brigham Exploration Co *                        176,600          885,119
         Castle Energy Corp                                7,650           37,103
         Clayton Williams Energy Inc *                    31,700          585,182
         Edge Petroleum Corp./DE *                        33,550          190,229
         Greka Energy Corp *                              56,100          324,763
         Harvest Natural Resources Inc *                  95,900          610,883
         Meridian Resource Corp *                        404,000        1,910,920
         Petrocorp Inc *                                   6,100           68,015
         Petroleum Development Corp *                     71,500          652,080
         Remington Oil & Gas Corp *                        1,400           25,732
         Royale Energy Inc *                              65,659          504,854
         Wiser Oil Co *                                   98,000          564,480
                                                                     ------------
                                                                        7,752,874
Oil & Gas Services - 0.8%
         Dawson Geophysical Co *                          11,200           90,731
         Horizon Offshore Inc *                          122,000          608,780
         Infinity Inc *                                  116,840          706,882
         Matrix Service Co *                              58,900        1,010,135
         Torch Offshore Inc *                             21,650          146,982
                                                                     ------------
                                                                        2,563,510
Packaging & Containers - 0.1%
         AEP Industries Inc *                             48,600          347,976

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2003

             Industry  Company                            Shares         Value
             --------  -------                            ------         -----
Pharmaceuticals - 4.3%
         Allos Therapeutics *                            181,600     $    552,064
         Anika Therapeutics Inc *                         77,800          245,070
         Ap Pharma Inc *                                  39,800           66,466
         Bradley Pharmaceuticals Inc *                     7,400          122,100
         Corvas International Inc *                       71,100          191,970
         D&K Healthcare Resources Inc *                    2,230           35,992
         Emisphere Technologies Inc *                    125,700          452,520
         First Horizon Pharmaceutical Corp *             279,200        1,060,960
         HealthExtras Inc *                               21,900          170,820
         Heska Corp *                                     95,700          122,496
         Hi-Tech Pharmacal Co Inc *                       67,350        2,754,615
         Insmed Inc *                                    167,780          451,328
         Integrated Biopharma Inc *                       22,100          165,308
         Intrabiotics Pharmaceuticals Inc *               40,322          161,288
         Ista Pharmaceuticals Inc *                       25,735          142,829
         Mannatech Inc *                                  49,120          368,400
         Matrixx Initiatives Inc *                        30,100          199,563
         Neogen Corp *                                    55,425          941,671
         Nexmed Inc *                                    211,900          883,623
         Nutraceutical International Corp *              107,139        1,151,744
         Nuvelo Inc *                                    408,313          816,626
         OSI Pharmaceuticals Inc *                           561           18,064
         Orphan Medical Inc *                             44,203          404,015
         Pain Therapeutics Inc *                         114,000          735,300
         Pharmacyclics Inc *                              41,000          194,340
         The Quigley Corp *                               29,700          236,679
         Rigel Pharmaceuticals Inc *                      22,488          232,751
         Viropharma Inc *                                171,100          444,860
                                                                     ------------
                                                                       13,323,462
Real Estate - 0.0%
         Wilshire Enterprises Inc *                       27,300          135,135

Retail - 4.4%
         AC Moore Arts & Crafts Inc *                      7,400          148,888
         America's Car Mart Inc *                         48,600          883,548
         Benihana Inc *                                      200            2,640
         Benihana Inc *                                   79,030        1,043,196
         Blue Rhino Corp *                                37,000          444,000
         The Bombay Co Inc *                              81,900          870,597
         Buca Inc *                                      144,300          835,497
         Christopher & Banks Corp *                          900           33,291
         Elder-Beerman Stores Corp *                      18,451          107,938
         FAO Inc *                                        42,100           97,672
         Factory 2-U Stores Inc *                         53,400          255,786
         Famous Dave's Of America Inc *                   34,500          142,485
         First Cash Financial Services Inc *              77,500        1,102,050
         Friedman's Inc                                      900           10,233
         Friendly Ice Cream Corp *                        97,900          618,728
         Frisch's Restaurants Inc                         20,400          367,200
         GTSI Corp *                                      15,295          133,831
         Garden Fresh Restaurant Corp *                   48,200          433,800
         Gart Sports Co *                                  1,650           46,811
         Hastings Entertainment Inc *                     75,400          264,654
         JOS A Bank Clothiers Inc *                       21,400          717,756
         Loehmanns Holdings Inc *                         21,600          294,192
         Luby's Inc *                                    110,900          249,525
         Mothers Work Inc *                               32,300          864,671
         Movie Gallery Inc *                               6,975          129,944
         The Pantry Inc *                                  3,300           26,037
         Rubio's Restaurants Inc *                        76,075          384,940
         Rush Enterprises Inc * - Class A                 43,600          198,380
         Rush Enterprises Inc * - Class B                 43,600          210,021
         The Sportsman's Guide Inc *                      15,300          169,187
         Summit America Television Inc *                 208,406          602,293
         Total Entertainment Rest Corp *                 122,581        1,121,616
         Trans World Entertainment *                      70,300          362,045
         Ultimate Electronics Inc *                       50,505          644,444
         Zones Inc *                                      60,000           61,800
                                                                     ------------
                                                                       13,879,696
Savings & Loans - 4.7%
         Abington Bancorp Inc                             53,500        1,337,500
         Alliance Bancorp of New England
            Inc *                                          7,600          174,800
         BostonFed Bancorp Inc                               400           10,764
         Camco Financial Corp                             24,300          377,379
         Carver Bancorp Inc *                             28,300          465,535
         Citizens First Financial Corp                     5,400          121,500
         Coastal Bancorp Inc                                 300            8,523
         Cooperative Bankshares Inc                        1,400           27,345
         EverTrust Financial Group Inc                    34,150          785,450
         FSF Financial Corp                                8,200          246,000
         Fidelity Bancorp Inc                             20,450          661,762
         First Bell Bancorp Inc                           27,900          723,726
         First SecurityFed Financial Inc                  13,400          334,330
         HMN Financial Inc                                41,525          805,585
         Harrington West Financial Group
            Inc *                                         58,900          729,712
         Heritage Financial Corp                           6,100          132,980
         Home Federal Bancorp/IN                          35,900          871,652
         Itla Capital Corp *                                 400           16,036
         Jacksonville Bancorp Inc/TX                       8,700          250,821
         Kankakee Bancorp Inc *                            4,600          212,980
         Lincoln Bancorp                                  24,100          437,415
         Monterey Bay Bancorp Inc *                       16,919          437,356
         MutualFirst Financial Inc                        13,000          302,640
         NewMil Bancorp Inc                               16,100          355,810
         North Central Bancshares Inc                     19,650          667,314
         Northeast Bancorp                                 4,700           77,550
         Oregon Trail Financial Corp                      19,901          496,928
         PVF Capital Corp                                 21,060          293,998
         Progress Financial Corp *                        47,013          648,779
         Provident Financial Hldgs                        11,700          343,278
         Pulaski Financial Corp                            8,831          241,440
         Riverview Bancorp Inc                            25,800          472,140
         Seacoast Financial Services Corp *               10,469          207,391
         Sterling Financial Corp/WA *                        731           17,800
         Teche Holding Co                                 11,400          370,614
         Thistle Group Holdings Co                        17,960          284,666
         Timberland Bancorp Inc                           19,800          447,678
         Union Community Bancorp                           2,600           45,500
         Warwick Community Bancorp Inc                     3,200           93,536
         Washington Savings Bank FSB
            Bowie Maryland                                20,450          216,770
                                                                     ------------
                                                                       14,752,983
Semiconductors - 2.0%
         ADE Corp *                                      130,000        1,099,800
         ALL American Semiconductor *                     13,200           39,204
         Advanced Power Technology Inc *                 183,850        1,388,068
         Aetrium Inc *                                    26,800           39,396
         Amtech Systems Inc *                             11,900           41,888
         Anadigics Inc *                                 333,401        1,060,215
         Diodes Inc *                                     28,100          538,677
         PLX Technology Inc *                            230,500          922,000
         Three-Five Systems Inc *                        139,300          961,170
                                                                     ------------
                                                                        6,090,418
Shipbuilding - 0.1%
         Todd Shipyards Corp *                            25,200          413,280


                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2003

             Industry  Company                                 Shares         Value
             --------  -------                                 ------         -----
      Software - 4.6%
               Aspen Technology Inc *                           58,800     $    278,712
               CAM Commerce Solutions Inc *                     67,500          300,375
               Concerto Software Inc *                          80,700          741,633
               Concur Technologies Inc *                       112,900        1,141,419
               DocuCorp International Inc *                    161,800        1,043,610
               Document Sciences Corp *                          8,788           35,152
               EPIQ Systems Inc *                                  900           15,462
               Evolving Systems Inc *                          275,900          902,193
               Group 1 Software Inc *                           27,600          513,360
               Information Resources Inc *                     402,100        1,580,253
               Intercept Inc *                                  56,800          478,256
               Made2Manage Systems Inc *                        16,800           94,248
               MetaSolv Inc *                                  370,478          726,137
               Moldflow Corp *                                  94,336          845,251
               PLATO Learning Inc *                            100,533          587,113
               Pervasive Software Inc *                        174,800          935,180
               Printcafe Software Inc *                        116,000          299,280
               QAD Inc *                                        49,150          365,676
               Quality Systems Inc *                            23,000          626,980
               Timberline Software Corp                         55,595          311,888
               TradeStation Group Inc *                        245,974        2,521,234
                                                                           ------------
                                                                             14,343,412

      Telecommunications - 3.6%
               ACT Teleconferencing Inc *                      274,730          516,492
               Avici Systems Inc *                              44,500          271,450
               Aware Inc *                                      50,550          118,742
               Boston Communications Group *                     7,600          128,516
               California Amplifier Inc *                      221,100          789,327
               CoSine Communications Inc *                      62,777          381,056
               Comarco Inc *                                    21,900          155,490
               Communications Systems Inc                        7,000           54,600
               Crossroads Systems Inc *                         97,200          164,171
               Ditech Communications Corp *                    188,687          917,019
               Forgent Networks Inc *                          257,840          698,746
               Glenayre Technologies Inc *                     541,400          741,718
               Globecomm Systems Inc *                          77,800          252,850
               MCK Communications Inc *                        216,732          559,169
               Network Equipment Technologies
                  Inc. *                                        36,000          303,120
               Norstan Inc *                                    59,900          197,071
               Optical Cable Corp *                            144,725        1,010,181
               Paradyne Networks Corp *                        373,900          673,020
               Performance Technologies Inc *                  136,950          999,735
               RMH Teleservices Inc *                          226,614          978,972
               SBA Communications Corp *                        11,100           33,411
               SafeNet Inc *                                    27,100          751,754
               Tessco Technologies Inc *                        23,490          162,081
               Vyyo Inc *                                       12,031           36,213
               Warwick Valley Telephone Co                       1,800          147,672
               Wire One Technologies Inc *                      69,300          183,645
               Wireless Telecom Group Inc                       12,400           29,760
               XETA Technologies Inc *                          28,200          107,724
                                                                           ------------
                                                                             11,363,705
      Textiles - 0.6%
               Culp Inc *                                      153,800        1,061,220
               Dan River Inc *                                 123,000          330,870
               Quaker Fabric Corp                               81,900          544,635
                                                                           ------------
                                                                              1,936,725
      Toys/Games/Hobbies - 0.1%
               Department 56 *                                   2,700           41,391
               Media Arts Group Inc *                           19,600           50,372
               RC2 Corp *                                       15,700          268,941
                                                                           ------------
                                                                                360,704
      Transportation - 1.2%
               Atlas Air Worldwide Holdings Inc *              568,800          836,136
               Celadon Group Inc *                             113,900        1,031,820
               Dynamex Inc *                                    44,300          294,595
               Forward Air Corp *                                  300            7,572
               HUB Group Inc *                                  14,900          130,375
               Marten Transport Ltd *                           17,000          458,490
               Patriot Transportation Holding Inc *              2,342           65,576
               Stonepath Group Inc *                           281,900          747,035
               Union Pacific Corp                                2,600          150,852
                                                                           ------------
                                                                              3,722,451
      Trucking & Leasing - 0.2%
               Greenbrier Cos Inc *                             46,500          504,525

      Water - 0.5%
               Artesian Resources Corp                           9,900          356,390
               Pennichuck Corp                                   6,266          154,770
               York Water Co                                    56,600          919,184
                                                                           ------------
                                                                              1,430,344

                                                                           ============

      Total Common Stock (Identified Cost $200,579,397)                     254,373,762

Exchange Traded Funds - 3.5%
      Equity Fund - 3.5%
               iShares Russell 2000 Index Fund                 123,000       10,934,700
                                                                           ============

      Total Mutual Funds (Identified Cost $10,930,234)                       10,934,700

Short-term Bills - 0.6%                                      Principal
      Short-term Bills - 0.6%
               U.S. Treasury Bills - 08/14/2003 #            1,000,000          998,700
               U.S. Treasury Bills - 11/13/2003 #            1,000,000          995,910
                                                                           ------------
                                                                              1,994,610

                                                                           ============

      Total Short-term Bills (Identified Cost $1,991,740)                     1,994,610

U.S. Government Obligations - 1.4%
      U.S. Government Obligations - 1.4%
               U.S. Treasury - 8.125% Notes
                  due 08/15/2019 ***                             5,000            7,231
               U.S. Treasury - 8.000% Notes
                  due 11/15/2021 ***                           750,000        1,085,114
               U.S. Treasury - 7.250% Notes
                  due 08/15/2022 ***                           736,000          997,280
               U.S. Treasury - 6.375% Notes
                  due 8/15/2027 ***                          1,206,000        1,510,889
               U.S. Treasury - 5.500% Notes
                  due 08/15/2022 ***                           357,000          401,625
               U.S. Treasury - 5.250% Notes
                  due 8/15/2028 ***                            305,000          332,069
                                                                           ------------
                                                                              4,334,208

                                                                           ============

      Total U.S. Government Obligations
               (Identified Cost $4,334,208)                                $  4,334,208

Short-term Investments - 14.3%
      Money Market Funds - 14.3%
               Firstar U S Treasury Money Market
                  Fund Institutional                        44,613,786       44,613,786
                                                                           ============

                             BRIDGEWAY FUNDS, INC.
                        ULTRA-SMALL COMPANY MARKET FUND
            (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2003

                           Industry Company                             Shares         Value
                           ----------------                             ------         -----
      Total Short-term Investments (Identified Cost $44,613,786)**                 $  44,613,786

                                                                                   =============

Total Investments - 101.3% ($262,449,365) **                                       $ 316,251,066

Other Assets and Liabilities, net - (1.3%)                                            (4,209,613)

                                                                                   =============

Total Net Assets - 100.0%                                                          $ 312,041,453
                                                                                   =============

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to June 30, 2003.

** See Note 9.

*** The security is purchased with the cash proceeds from securities loans.

# Pledged as collateral for futures contracts.

See accompanying notes to financial statements.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2003

ASSETS:
      Investments at value (cost - $262,449,365) *                                         $316,251,066
      Cash                                                                                 $  2,022,870
      Receivable for shares sold                                                              4,760,677
      Variation margin on futures contracts                                                     150,975
      Receivable for investments sold                                                            68,976
      Receivable for dividends                                                                   72,950
      Receivable for interest                                                                    23,342
      Accrued securities lending fee                                                             11,795
      Prepaid expenses                                                                           10,757
-------------------------------------------------------------------------------------------------------
            Total assets                                                                    323,373,408
-------------------------------------------------------------------------------------------------------

LIABILITIES:
      Payable for investments purchased                                                       5,885,467
      Payable for shares redeemed                                                               965,410
      Payable for management fee and other expenses                                              90,251
      Payable upon return of securities loaned                                                4,334,208
      Accrued expenses                                                                           56,619
-------------------------------------------------------------------------------------------------------
            Total liabilities                                                                11,331,955
-------------------------------------------------------------------------------------------------------
      NET ASSETS ( 28,410,887 SHARES OUTSTANDING)                                          $312,041,453
=======================================================================================================
      Net asset value, offering and redemption price per share ($312,041,453/28,410,887)   $      10.98
=======================================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $260,310,879
      Undistributed net realized loss                                                        (1,318,534)
      Net unrealized appreciation of investments                                             53,801,701
      Net unrealized depreciation on futures                                                   (752,593)
-------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                           $312,041,453
=======================================================================================================

* At June 30, 2003 securities with an aggregate market value of $4,148,344 were on loan to brokers.

See accompanying notes to financial statements.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2003

INVESTMENT INCOME:
      Dividends                                                                           $   555,755
      Interest                                                                                 79,441
      Securities lending                                                                       23,048
-----------------------------------------------------------------------------------------------------
            Total income                                                                      658,244

EXPENSES:
      Management fees                                                                         543,140
      Accounting fees                                                                         164,500
      Audit fees                                                                               39,766
      Custody                                                                                 105,566
      Insurance                                                                                 3,422
      Legal                                                                                     4,854
      Registration fees                                                                        57,048
      Directors' fees                                                                           3,152
      Miscellaneous                                                                             1,437
-----------------------------------------------------------------------------------------------------
            Total expenses                                                                    922,885
      Less fees waived                                                                       (108,174)
-----------------------------------------------------------------------------------------------------
            Net expenses                                                                      814,711
-----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                          (156,467)
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                                       (739,196)
      Net realized gain on futures contracts                                                4,166,970
      Net change in unrealized appreciation on investments                                 44,047,922
      Net change in unrealized depreciation on futures                                       (752,593)
-----------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)                                              46,723,103
-----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $46,566,636
=====================================================================================================

See accompanying notes to financial statements.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year ended          Year ended
                                                                      June 30, 2003       June 30, 2002
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income (loss)                                    $   (156,467)       $    (17,470)
      Net realized loss on investments                                    (739,196)         (1,602,522)
      Net realized gain on futures contracts                             4,166,970                   0
      Net change in unrealized appreciation on investments              44,047,922           8,280,126
      Net change in unrealized depreciation on futures                    (752,593)                  0
------------------------------------------------------------------------------------------------------
          Net increase resulting from operations                        46,566,636           6,660,134
------------------------------------------------------------------------------------------------------
      Distributions to shareholders:
          From net investment income                                             0             (31,334)
          From realized gains on investments                                     0                   0
------------------------------------------------------------------------------------------------------
            Total distributions to shareholders                                  0             (31,334)
      Tax return of capital distributions                                        0             (14,347)
------------------------------------------------------------------------------------------------------
            Total distributions                                                  0             (45,681)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                     270,815,682         117,021,455
      Reinvestment of dividends                                                  0              44,468
      Cost of shares redeemed (net of redemption fees of $80,949)      (74,164,524)        (63,934,732)
------------------------------------------------------------------------------------------------------
          Net increase from Fund share transactions                    196,651,158          53,131,191
------------------------------------------------------------------------------------------------------
          Net increase in net assets                                   243,217,794          59,745,644
NET ASSETS:
      Beginning of period                                               68,823,659           9,078,015
------------------------------------------------------------------------------------------------------

      End of period                                                   $312,041,453        $ 68,823,659
======================================================================================================

Number of Fund shares:
      Sold                                                              29,484,464          14,261,527
      Issued on dividends reinvested                                             0               5,723
      Redeemed                                                          (8,980,793)         (7,617,069)
------------------------------------------------------------------------------------------------------
          Net increase                                                  20,503,671           6,650,181
      Outstanding at beginning of period                                 7,907,216           1,257,035
------------------------------------------------------------------------------------------------------
      Outstanding at end of period                                      28,410,887           7,907,216
======================================================================================================

See accompanying notes to financial statements.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                          Year ended
                                                       ----------------------------------------------------------------------------
                                                       June 30, 2003   June 30, 2002   June 30, 2001   June 30, 2000  June 30, 1999
PER SHARE DATA
      Net asset value, beginning of period             $       8.70     $      7.22     $     6.62      $     4.96      $     5.69
------------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
          Net investment income (loss)*                       (0.03)           0.00           0.05            0.03           (0.02)
          Net realized and unrealized gain (loss)              2.31            1.49           0.59            1.63           (0.71)
------------------------------------------------------------------------------------------------------------------------------------
               Total from investment operations                2.28            1.49           0.64            1.66           (0.73)
------------------------------------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                                0.00           (0.01)         (0.04)           0.00            0.00
          Net realized gains                                   0.00            0.00           0.00            0.00            0.00
      Net redemption fees                                      0.00            0.00           0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
               Total distributions                             0.00           (0.01)         (0.04)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                   $      10.98     $      8.70     $     7.22      $     6.62      $     4.96
====================================================================================================================================

TOTAL RETURN                                                  26.21%          20.70%          9.80%          33.50%         (12.80%)
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                        $312,041,453     $68,823,659     $9,078,015      $2,385,757      $1,586,165
      Ratios to average net assets:
          Expenses after waivers and reimbursements            0.75%           0.75%          0.75%           0.75%           0.75%
          Expenses before waivers and reimbursements           0.85%           1.01%          1.61%           1.94%           2.43%
          Net investment income (loss) after waivers
              and reimbursements                              (0.14%)         (0.05%)         0.77%           0.53%          (0.51%)

      Portfolio turnover rate                                  17.7%           55.8%         215.0%           39.5%           48.3%


* Based on average daily shares outstanding.

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of June 30, 2003, has seven funds: the Aggressive Investors 1 Fund, the Aggressive Investors 2 Fund, the Ultra-Small Company Fund, the Ultra-Small Company Market Fund, the Micro-Cap Limited Fund, the Blue Chip 35 Index Fund, and the Balanced Fund.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Ultra-Small Company Market Fund (the "Fund").

         Securities, Futures and other Investments Valuation

         Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Securities Lending

         Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Futures Contracts

         The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a financial futures contract, the Company is required to pledge to the borker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Company may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Securities Loaned:

         As of June 30, 2003, the Fund loaned common stocks having a fair value of $4,148,344 and received U.S. Treasury notes with a value of $4,334,208 as collateral.

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee which is computed and paid monthly.

         The Fund pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser. The Adviser has agreed to reimburse the Fund for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived $108,174 of management fees for the year ended June 30, 2003. The Adviser expects to continue this voluntary level of reimbursement in the foreseeable future.

6.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

7.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of long-term investment securities other than cash equivalents were $173,432,202 and $17,943,642, respectively, for the year ended June 30, 2003.

         Included in the proceeds of sales is $1,152,000 representing the value of securities disposed of in payment of redemption in-kind, resulting in the realized losses of $842,254. As a result of the redemption in-kind, net realized losses differ for financial statements and tax purposes. These realized losses have been reclassified from accumulated net realized loss on investments to paid-in capital.

8.       Futures Contracts:

         On June 30, 2003, $2,000,000 principal amount of US Treasury obligations and cash totaling $2,554,000 were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of June 30, 2003 were as follows:

                                                                                 Unrealized
                       Number                                                  Appreciation
  Contract          of Contracts    Month/Commitment        Market Value       (Depreciation)
  --------          ------------    ----------------        ------------       --------------
Russell 2000            183          September 2003         $ 41,028,600          ($752,593)

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
             (FORMERLY, ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

9.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2003, were as follows:

Aggregate unrealized gain                    $ 60,348,077
Aggregate unrealized loss                       6,616,232
Net gain (loss)                                53,731,845
Cost of investments                           262,519,221
Capital loss carryover *                        1,248,678

* Expires 2007 and 2011

         The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the tax basis distributions as well as the components of distributable earnings.

Distributable Earnings
     Ordinary income                              $          0
     Long-term gains (capital losses)
                                                    (1,318,534)
     Unrealized appreciation(depreciation)          53,049,108

Tax Distributions
     Ordinary income                                         0
     Long-term capital gains                                 0

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, redemptions in kind and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. During the year ended June 30, 2003, $1,511,015 was reclassified to paid-in capital.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Ultra-Small Company Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Market Fund (the "Fund"), one of the funds constituting Bridgeway Funds, Inc., at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLC
October 13, 2003
Houston, Texas

                             BRIDGEWAY FUNDS, INC.
                             Directors and Officers
                             June 30, 2003 unaudited

The Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years:

INDEPENDENT DIRECTORS

                                                                                           # of
                               Position(s)     Term of                                  Bridgeway
                                Held with    Office and    Principal Occupation(s)        Funds
                               Bridgeway      Length of            During                Overseen       Other  Directorships
Name, Address(1), and Age        Funds       Time Served       Past Five Years          by Director       Held by Director
----------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell              Director      Term:         Senior Pastor of Windsor     Eleven          Continental
Age 50                                       1 Year        Village United Methodist                     Airlines,Inc.,
                                             Length:       Church, since 1982                           JP Morgan Chase
                                             2 Years                                                    Advisory Board,
                                                                                                        American Church
                                                                                                        Mortgage Company,
                                                                                                        Reliant Resources,
                                                                                                        Inc. [energy &
                                                                                                        electricity
                                                                                                        services].

Karen S. Gerstner              Director      Term:         Attorney and Partner,        Eleven          None
Age 48                                       1 Year        Davis Ridout, Jones and
                                             Length:       Gerstner LLP, 1/1999 to
                                             9 Years       present.  Attorney and
                                                           Partner, Dinkins, Kelly,
                                                           Lenox, Gerstner & Lamb,
                                                           LLP, 1/1/1988 - 11/1998

Miles Douglas Harper, III      Director      Term:         Partner, 10/1998 to          Eleven          Calvert Large-Cap
Age 41                                       1 Year        present Gainer, Donnelly,                    Growth Fund(2)
                                             Length:       Desroches, LLP                               (1 Portfolio)
                                             9 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                           Positions                                                 Number of
                              Held       Term of                                     Bridgeway
                              with     Office and                                       Funds          Other
                           Bridgeway    Length of    Principal Occupation(s) During  Overseen by   Directorships
Name, Address(1), and Age    Funds     Time Served           Past Five Years          Director    Held by Director
-------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery      President  Term:            President, Bridgeway            Eleven           None
Age 48                     and        1 Year           Funds, 11/1993 - Present.
                           Director   Length:          President, Bridgeway
                                      10 Years         Capital Management, Inc.,
                                                       7/1993-present.

Michael D. Mulcahy         Director   Term: 1 year     Director and Staff Member,      Eleven           None
Age 40                                Length:          Bridgeway Capital
                                      10/01/2003 to    Management, Inc., 12/2002
                                      present          - present. Vice President,
                                                       Hewlett Packard,
                                                       1/2001-12/20002. Executive
                                                       Vice President, Artios,
                                                       Inc. [Internet Co.],
                                                       10/1998 - 1/2001.

Joanna Barnhill            Secretary  Term: 1 year     Staff Member, Bridgeway
Age 53                                Length:          Capital Management, Inc.
                                      11/22/1993 to    since 1993
                                      present

Glen Feagins               Treasurer  Term: 1 year     Staff member, Bridgeway
Age 57                                Length:          Capital Management, Inc.
                                      10/23/1996 to    since 1995
                                      present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]                                                 [PICTURE]

                                                         RETURN TO PEAK
September 9, 2003    June 2003 Quarter - Annual Report   New High 7/7/03 - $9.88
                                                         Old High 5/2/02 - $9.71

Dear Fellow Micro-Cap Limited Fund Shareholder,

Our Fund had a positive return of 30.3% in the June quarter compared to a 23.4% return for the Russell 2000 Index and a 20.7% return for the Lipper Small-Cap Stock Funds Index. On an absolute basis, this is the best quarter we've had since 1999. However, on a relative basis, we slightly lagged our primary market index, the "CRSP 9." Although I like my account balance, I never like underperforming the market.

On the strength of this quarter, we beat our peer benchmark and the Russell 2000 Index, achieving a small positive return. We underperformed the CRSP market Index, however, by six and a half percent. Since inception, we have beaten each of our benchmarks by an average of more than 10% per year (although it is not true that we beat all of our benchmarks in every year).

According to data from Morningstar, the Micro-Cap Limited Fund ranked 52nd of 1,023 small-cap funds for the quarter, 253rd of 1,013 for the last twelve months, and 5th of 680 over the last five years.

Performance Summary

TRANSLATION: Although we beat our peer benchmark and Russell 2000 Index by good margins in the quarter and year, we lagged our primary market benchmark. We continue to lead them all by amounts ranging from eleven to nineteen percent per year since inception.

The following table presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. The graph below presents the quarterly and cumulative performance of our Fund and benchmarks since inception.

                                       June Qtr.       1 Year         5 Year      Life-to-Date
                                        4/1/03         7/1/02         7/1/98         7/1/98
                                      to 6/30/03(5)  to 6/30/03    to 6/30/03(6)  to 6/30/03(6)
                                      -------------  ----------    -------------  -------------
Micro-Cap Limited Fund                    30.7%         0.9%           19.1%          19.1%
Lipper Small-Cap Stock Funds(2)           20.7%        -0.8%            0.2%           0.2%
Russell 2000 Index(3)                     23.4%        -1.6%            1.0%           1.0%
CRSP Cap-Based Portfolio 9 Index(4)       32.1%         7.3%            7.9%           7.9%

(1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2) The Lipper Small-Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (3) The Russell 2000 Index is an unmanaged index of small stocks, with dividends reinvested. (4) The CRSP Cap Based Portfolio 9 Index is an unmanaged index of 648 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (5) Periods less than one year are not annualized. (6) Periods longer than one year are annualized. Past performance does not guarantee future returns.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 6/30/98 (INCEPTION)
                                   TO 6/30/03

                             [PERFORMANCE GRAPH]

                                              6/30/98     9/30/98     12/31/98     3/31/99     6/30/99     9/30/99     12/31/99
Micro-Cap Limited                               10000        7600        10760        9400       12760       12320     16091.18
CRSP Cap-Based Portfolio 9                      10000    7646.311     9108.173    8643.846    10280.62    10064.15     12344.71
Russell 2000 (small grwth.stocks)               10000    7985.436     9287.773    8783.974    10150.02    9508.251     11262.04
Lipper Small Co. Funds                          10000     7860.49     9314.168    8874.294    10192.06    9966.093     13183.13


                                               3/31/00     6/30/00      9/29/00    12/29/00     3/30/01      6/30/01     9/30/01
Micro-Cap Limited                             16279.25    16425.53     18285.42    17060.33    17370.12     21950.52    18454.36
CRSP Cap-Based Portfolio 9                    14294.98    12877.28      13221.2    10667.59     10908.3      13487.5    10860.22
Russell 2000 (small grwth.stocks)             12059.82    11603.99     11732.28    10921.81    10211.31      11670.3    9244.128
Lipper Small Co. Funds                        14658.81    13786.31     14250.51    12314.59    10462.78     12007.61    9338.372


                                              12/31/01      3/31/02      6/30/02     9/30/02     12/31/02      3/31/03     6/30/03
Micro-Cap Limited                             22212.62      23097.4     23726.06     18813.2     18522.64     18317.97     23946.4
CRSP Cap-Based Portfolio 9                    14074.13     14549.14     13654.56    10338.29     11432.29     11092.26     14647.4
Russell 2000 (small grwth.stocks)             11193.31     11639.22     10667.08    8384.301     8900.555     8500.767    10492.04
Lipper Small Co. Funds                        11166.94     11263.42     10202.45    8283.476     8776.627     8385.538    10124.22

Detailed Explanation of Quarterly Performance

TRANSLATION: It's been just over a year since we had a single stock return that exceeded 100% in a quarter. This quarter, four of our best performers more than doubled in value. Internet stocks were strong performers, and I'm glad we have a number of winners. I am also glad to report that most of our top stocks come from a broad section of the economy.

Sixteen stocks gained more than 50% in the June quarter:

Rank             Description                       Industry                  % Gain
----             -----------                       --------                  ------
  1      SupportSoft Inc.                  Internet                          180.5%
  2      Insweb Corp.                      Internet                          137.5%
  3      TradeStation Group Inc.           Software                          123.6%
  4      USANA Health Sciences Inc.        Pharmaceuticals                   122.1%
  5      E-Loan Inc.                       Internet                           87.9%
  6      Nam Tai Electronics               Electronics                        86.6%
  7      Immunogen Inc.                    Pharmaceuticals                    83.3%
  8      FindWhat.com                      Internet                           82.0%
  9      Dominion Homes Inc.               Home Builders                      78.2%
 10      Synovis Life Technologies Inc.    Healthcare-Products                73.5%
 11      Intrado Inc.                      Telecommunications                 70.6%
 12      World Acceptance Corp.            Diversified Financial Services     70.4%
 13      SEMCO Energy Inc.                 Gas                                69.4%
 14      Bentley Pharmaceuticals Inc.      Pharmaceuticals                    64.0%
 15      K2 Inc.                           Leisure Time                       58.7%
 16      j2 Global Communications Inc.     Internet                           57.9%

Like the March quarter, Internet stocks populated the list of best performers this quarter. Excluding our five Internet stocks, three pharmaceutical stocks appreciated at least 50%. The remaining eight stocks were nicely spread among eight different industries, ranging from software to homebuilders. At the very top of our list is SupportSoft Inc., a leading provider of corporate information technology (IT) automation software. Unlike many other IT companies, SupportSoft actually benefited from the prolonged downturn in corporate IT spending, which drove customers to its cost-saving automated and web-based products. SupportSoft turned the corner in profitability last fall, and has had increasing revenues for the last seven quarters. After topping our best performer list in the December 2002 quarter, this stock overcame a down March 2003 quarter to rack up an impressive 181% gain in the June quarter. As the economy turns around and corporate IT spending picks up, SupportSoft appears ready to continue growing its customer base, revenues, and profits.

In terms of dollar gains, a few stocks from our list exceeded SupportSoft, including USANA Health Sciences and j2 Global Communications. USANA Health Sciences manufactures and markets nutritional and health care products on an international scale. The company expects the June 2003 quarter to be its fourth quarter of record revenues, driven by aggressive expansion into new international markets. We bought the stock early in March; it appreciated 122% this quarter.

Every stock we buy won't be a winner. We're just trying to use our quantitative investment process to bias things in our favor overall. Fortunately for us, none of our stocks fell by more than 50% this quarter. Our worst performing stock was Singing Machine Co. Inc., which declined 38.5%. Singing Machine Co. makes and distributes karaoke machines and related music. Late in June, the company asked for an extension to file its fiscal year 2003 financial statements with the SEC to resolve complex tax issues, which would lead to significantly lower than expected net income. The company also revealed that it would be restating is financial statements for fiscal 2002 and possibly fiscal 2001. In the recent environment of corporate scandals, Wall Street doesn't like any surprises. The stock declined 33% in one day on this news.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: The fiscal year winners looked similar to those of the June quarter. However, there were many more stocks with significant declines, reflective of the fact that most of the year was spent in the bear market.

Fully half of the list below of top performing stocks appeared on the quarterly list above. Twenty-two stocks appreciated more than 50%:

Rank                Description                       Industry                % Gain
----                -----------                       --------                ------
  1      Synovis Life Technologies Inc.      Healthcare-Products              163.7%
  2      Giant Industries Inc.               Oil & Gas                        152.5%
  3      USANA Health Sciences Inc.          Pharmaceuticals                  147.5%
  4      FindWhat.com                        Internet                         131.7%
  5      TradeStation Group Inc.             Software                         123.6%
  6      j2 Global Communications Inc.       Internet                         118.4%
  7      Digital River Inc.                  Internet                         113.1%
  8      Insweb Corp.                        Internet                         111.1%
  9      E-Loan Inc.                         Internet                         101.2%
 10      Nam Tai Electronics                 Electronics                       84.8%
 11      World Acceptance Corp.              Diversified Financial Services    78.7%
 12      Marketwatch.com Inc.                Internet                          76.6%
 13      SupportSoft Inc.                    Internet                          75.9%
 14      Chittenden Corp.                    Banks                             75.1%
 15      K2 Inc.                             Leisure Time                      75.1%
 16      Intrado Inc.                        Telecommunications                70.6%
 17      America Service Group Inc.          Healthcare-Services               65.0%
 18      Portfolio Recovery Associates Inc.  Diversified Financial Services    63.7%
 19      Quality Systems Inc.                Software                          57.6%
 20      Harris Interactive Inc.             Internet                          56.0%
 21      SafeNet Inc.                        Telecommunications                53.5%
 22      JOS A Bank Clothiers Inc.           Retail                            51.8%

However, looking at the list of worst-performing stocks reminds us what most of the year looked like before the June quarter. It wasn't pretty:

Rank             Description                          Industry                % Loss
----             -----------                          --------                ------
  1      Advanced Lighting Tech. Inc.       Electrical Comp. & Equipment      -80.1%
  2      Westpoint Stevens Inc.             Textiles                          -78.0%
  3      Nash Finch Co.                     Food                              -77.4%
  4      Acclaim Entertainment Inc.         Software                          -76.3%
  5      D&K Healthcare Resources Inc.      Pharmaceuticals                   -75.0%
  6      Superior Telecom Inc.              Telecommunications                -66.5%
  7      Taser International Inc.           Electronics                       -65.7%
  8      Quovadx Inc.                       Internet                          -64.0%
  9      ViryaNet Ltd                       Internet                          -63.5%
 10      Gaiam Inc.                         Commercial Services               -63.0%
 11      Information Resources Inc.         Software                          -62.1%
 12      TTI Team Telecom Int'l Ltd         Telecommunications                -59.8%
 13      Unify Corp.                        Software                          -53.9%
 14      Pegasystems Inc.                   Software                          -51.9%
 15      VitalWorks Inc.                    Software                          -51.0%

I've updated you on a few of these names along the way, including Gaiam, VitalWorks, D&K Healthcare. Ouch! Really, I don't want to remember them. Our worst performer was Advanced Lighting, which makes halide lighting products. The company suffered declining sales, mounting losses, and with too large a debt load, eventually defaulted on its debt and filed for bankruptcy. We sold well before the bankruptcy filing, but not before taking an 80% loss.

Celebrating our "Return to Peak" or "Getting Whole"

As indicated in the upper right hand corner of page one, we surpassed our previous peak price for this Fund on July 7, the week after our fiscal year end. From peak (May 2, 2002) to bottom (March 11, 2003) we declined 31.9%. Ouch! It's nice to have wiped out this substantial deficit in such a short, sixteen month period. By contrast, the Russell 2000 Index of small stocks and the S&P 500 Index of large stocks have yet to reach their previous highs in the same time period. The last year and a half period does demonstrate one of the historical statistical characteristics of micro-cap stocks. They may be quite volatile (i.e. go down farther) in a downturn. But historically they have tended also to "bounce back" faster. As a micro-cap investor, I am willing to hold through any downturns, especially if the "pain" is short-lived. Certainly, it's not always this short, however.

Celebrating our Fund's 5th Birthday!

We turned 5 on June 30.  Hooray!

Top Ten Holdings

At quarter end, Communications, (including the Internet and Telecommunications) comprised our largest sector representation at 31.0% of net assets, followed by Consumer Non-Cyclicals at 17.9%. These measures are the result of individual stock picks, not any "top-down" master strategy. The diversification of our Fund is currently fairly strong, except for our exposure to Internet stocks, which was 19.8% at the end of the quarter. This resulted primarily from appreciation; Internet stocks represented 10.6% on the basis of purchase price. Our top ten holdings at the end of June represented nine different industries:

                                                                             Percent of
Rank               Description                    Industry                   Net Assets
----               -----------                    --------                   ----------
  1     j2 Global Communications Inc.        Internet                            6.7%
  2     Talk America Holdings Inc.           Telecommunications                  4.2%
  3     USANA Health Sciences Inc.           Pharmaceuticals                     3.8%
  4     FindWhat.com                         Internet                            3.3%
  5     Stratasys Inc.                       Computers                           3.0%
  6     Amer. Medical Security Group Inc.    Healthcare-Services                 3.0%
  7     Group 1 Software Inc.                Software                            2.8%
  8     Sterling Financial Corp/WA           Savings & Loans                     2.7%
  9     JOS A Bank Clothiers Inc.            Retail                              2.7%
 10     Immucor Inc.                         Healthcare-Products                 2.4%
                                                                                ----
        Total                                                                   34.5%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, June 30, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The previous sections of this letter concern the performance results of your Fund. The following sections go farther into our philosophy, views, and observations. While some fund companies have eliminated such discussion because of new laws exposing funds (and their leadership) to increased liability, at Bridgeway we remain committed to sharing the policies and views that guide our decisions. We want to go the extra mile in helping you understand our Fund and its Adviser. We will not retreat from this commitment.

10th Anniversary for Bridgeway

July 12, 1993 marked an important date in our history. It was on this day that Bridgeway Capital Management, the Adviser to Bridgeway Funds, was incorporated.

It has been a very exciting ten years. The industry has gone through incredible changes with the increase in 401k (retirement account) and 529 (college savings account) investment programs, the introduction of the Internet, the dynamic bull and bear markets, and the continued proliferation of mutual fund products. For us, there are so many things to celebrate. Here are some of the highlights:

- We have done very well by our long-term shareholders. Our original three funds have appreciated from two and a half to six times their original worth on August 5, 1994, including the results from the most severe and extended bear market since the 1930's.

- We have grown from the original three mutual funds to eight mutual funds (seven Bridgeway and one fund we manage for Calvert Group). We have grown to $1 billion in assets under management. But more important than our growth is the growth of our long-term shareholders' accounts. Each of the eight funds we manage has beaten its primary market benchmark and peer benchmark since inception (although we have not done so over all shorter periods).

- We have assembled an awesome team of people who work toward safeguarding and growing your investments. (For a brief taste of the kind of people I work with, read the customer service section below.)

- We have continued our charitable giving programs. Bridgeway Capital Management donates half of its advisory fee profits to charitable and non-profit organizations. Last year we broke through the million dollar barrier.

Reflecting on the Four Bridgeway Values

When we started Bridgeway, we envisioned creating something different. The mutual fund industry was a "mature" industry by most standards, so Bridgeway was coming in behind the curve. A key part of our organization, our mission, was created around four business values that help inform our business decisions: integrity, investment performance, cost efficiency, and friendly service. These aren't just nice words that some management consultant left us with to gather dust after a planning exercise. They are the founding principles of our firm. We use them actively in the day-to-day life of our firm.

In reflecting on our ten-year history, I thought it would be appropriate to consider a handful of current issues and results surrounding these business values. And, after ten years, I think it is fair that you evaluate us against this mission as well.

If you have insights or comments about this section, please email them to fund@bridgewayfund.com.

Integrity:  Complete Communication

TRANSLATION: The worst thing that happened at Bridgeway over the last year was failing to uncover two incorrect fund prices (net asset values per share) from Fiscal Year 2002 until preparing the Fiscal Year 2003 financials over a year later. Correcting these errors resulted in a downward restatement of the net asset value per share by $0.09 in the Micro-Cap Limited Fund and $0.05 in the Ultra-Small Company Fund.

While there are many aspects to the concept of integrity, keeping your word, doing what is right and communicating openly are three that are fairly universally accepted. We have also tried to extend our commitment to integrity into every part of our business, whether in our Code of Ethics, our disclosure of portfolio manager compensation, our performance-based fee structure (in actively-managed funds), or our policy on no soft dollars. Complete communication also includes disclosing things that did not go well. In this light, for the past six years we have chosen to share our "worst mistake of the year" (in Adviser's opinion) in our annual letter. At Bridgeway, we are committed to doing some important things and we are going to make mistakes. We learn from them and try hard not to repeat them. Shareholders tell us that they appreciate and enjoy the "down to earth" straightforward style of reporting to them.

In the fiscal year that ended June 30, 1999, we reported poor performance in our ultra-small companies due to our delay in selling some poorly-performing ones. For last fiscal year, we reported a $175,000 trading error, which we, the Adviser, paid. In the spring of 2002, our fund accounting team incorrectly recorded several securities transactions in two funds, Micro-Cap Limited and Ultra-Small Company. Two offsetting groups of transactions made the errors hard to detect until the preparation of the Fiscal Year 2003 financial statements.

In accordance with industry practice and Bridgeway's commitment, the Adviser has compensated the Fund approximately $104,000 for corrections to shareholders' accounts from the pricing errors. Micro-Cap Limited shareholders who purchased during the period that the fund re-opened in 2003 have been issued the additional shares due them. This change is reflected on their September account statements. Correcting these errors across fiscal years took quite a bit of time and resulted in delay in issuing this annual report. I apologize for both the errors and the delay. If you have questions or concerns about this issue, please call us at 800-661-3550.

Performance:  A Taste of Disciplined Investment Results over the Last Five Years

Good performance is what every investor wants. There are several ways to look at this. Some people are market timers and look for short-term results. As I have commented many times and as most research indicates, this approach to investment--more often than not--leads to wealth destruction. From the beginning, Bridgeway has focused on long-term performance. While we are still considered a newcomer by many, we have two funds with nine-year track records and are looking forward to reaching the ten-year milestone next year.

TRANSLATION: Four Bridgeway funds ranked in the Wall Street Journal's Top 50 for five-year performance as of June 30, 2003. Our focus on long-term investing is making a difference. Bridgeway has more funds in the top 50 performing funds over five years than any other mutual fund family.

As reported in the Wall Street Journal's listing of top 50 performing stock funds over the last five years, four (out of a total of five eligible) Bridgeway funds made the list: Bridgeway Aggressive Investors 1 (#10), Bridgeway Micro-Cap Limited (#11), Bridgeway Ultra-Small Company (#12), and Bridgeway Ultra-Small Company Market (#44). No other fund company had three funds on the list. As one Bridgeway partner said, "You don't have to offer a hundred funds to place some top performers if you stick to what you can do well." While I'm pleased with these results, I'm really much more interested in how our two oldest funds (Ultra-Small Company and Aggressive Investors 1) will rank at their ten-year milestones.

Cost:  Drive for Low Cost Leadership

Many people are talking about costs in our industry. Despite the introduction of more efficient technologies for mutual fund operations, cost efficiency has not kept up with asset growth for the industry as a whole.

TRANSLATION: Bridgeway is working to keep costs low and raise industry awareness toward more disclosure in this area.

Recently, in testimony before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises, as well as to the media, I have had the opportunity to be an industry voice in favor of lowering costs and disclosing them better. While we are not the lowest cost player in the industry (Vanguard still owns this title), we are among the lowest. We currently have the lowest expense ratio retail fund (Blue Chip 35 Index Fund), based on Morningstar data, and we continue to work hard to bring our costs down. Our actively managed funds typically have performance incentives, and since our performance has beaten its market benchmarks, our total expense ratio is higher for these funds. I am pleased to report that our expense ratio for the Micro-Cap Limited Fund appears poised to drop to near the 1.0% level in Fiscal Year 2004, lower than any non-Bridgeway retail micro-cap fund. However, as a family of funds, we focus on keeping costs low because we believe that low costs give our shareholders better returns. There are many ways to keep costs low: we have a seven-to-one internal compensation cap, we maintain low-cost operations in Houston, we focus on quant models, and we don't advertise. Here is one more example of a cost saving effort that we recently reviewed with your Fund Board:

- Trading. The cost associated with trading has always been a focus at Bridgeway. Within our industry there is no clear way for shareholders to know how much trading costs are eating into their returns. While I am a proponent of more disclosure in this area, current regulations do not require it. This is unfortunate, for trading costs at industry averages can represent about 2% per year in returns - more than most expense ratios. Given the impact of this cost, we measure ourselves against the industry using an outside agency called Plexus, and we review this information with the Board of Directors. While the average industry player pays around five cents per share for trading, we are paying around one and a half cents per share. Without sacrificing service and quality of trading, we are continually exploring ways to be one of the lowest cost traders in the industry and to pass these savings on to the shareholders in the net returns.

With support and encouragement from your Fund's Board of Directors, we look for innovations and ideas that will help us meet our commitment to keeping costs low for you.

Service - Grandmother's Homemade Bread (from Joanna)

There is absolutely no smell on earth better than bread baking in the oven. I used to watch my grandmother mix the gooey mound of flour and yeast and warm water by hand in a huge shallow bowl. She let it rise, "punched" it down and let it rise again. After the second rise she divided it into loaves and "spanked" it to get air bubbles out. Her hands worked lovingly through each stage. Grandmother would smile as we quickly buttered the warm bread just out of the oven. No bread machine, no bakery-fresh bread, no break and bake from the freezer section can ever duplicate Grandmother's homemade bread.

There is no substitute for work done with care and with a sense of pride and true service. When prospective shareholders call our customer service group asking questions about our funds, we answer them. We often give longer explanations of fund objectives or asset classes or how to open accounts when we can tell that a caller is experiencing some confusion or frustration. We have no quotas or time limitations. We spend as much time as it takes for callers to get the information they need and their questions answered. In fact, when call volumes rise, of the 17 partners at Bridgeway, about one-half of us take calls, even those who are not "officially" in the customer service area. We all feel responsible for taking care of you.

Recently, when we considered outsourcing our customer service call center for a possible expense reduction, I felt like my grandmother would have felt if we'd bought ultra-bleached, tasteless "store-bought" bread. Cheaper? Perhaps. Expedient? Absolutely. Tasty? Satisfying? Handled with care? Hardly. Homemade service at Bridgeway: prepared with care; served warm each day.

Recent Press Coverage

Bridgeway has been receiving some very good press recently. A Forbes article (April 28, 2003), "Pay for Performance," outlines some arguments in favor of performance based fees, especially at smaller firms such as Bridgeway. "Who Says Nice Guys Finish Last?" in Business Week (June 16, 2003) discusses some of Bridgeway's shareholder-friendly policies. "A Family of Solid Mutual Funds" published in the Daily Record (New Jersey, June 8, 2003 and syndicated in many local newspapers across the country), reviews a number of the unusual features (some of them unique) of our advisory firm and funds. "Different Tack" in Barron's (August 4, 2003) discusses aspects of this Fund and our investment process.

Conclusion

I can't begin to tell you how honored I feel to be a part of all that is happening at Bridgeway and to be a steward of your investments. Without the trust you've shown by investing in our funds, it would not have been possible to accomplish all that we have. Thanks for your role in helping us to make Bridgeway Capital Management and Bridgeway Funds what they are today, a foundation for what we strive to become in the future. As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical.

Sincerely,

/s/ John Montgomery

John Montgomery

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2003

      Industry  Company                                     Shares     Value
      --------  -------                                     ------     -----
Common Stock - 96.5%
      Apparel - 0.4%
               Weyco Group Inc                               4,900   $  225,449

      Banks - 5.4%
               Bank of the Ozarks Inc                        4,800      184,416
               Columbia Banking Systems Inc                 35,800      642,968
               Firstbank Corp/MI                             8,000      242,320
               Oak Hill Financial Inc                        5,900      147,736
               Old Second Bancorp Inc                        7,377      311,383
               PrivateBancorp Inc                           30,800      840,532
               Republic Bancorp Inc/KY                       8,700      125,193
               Union Bankshares Corp *                       3,800      107,008
               Wintrust Financial Corp                      14,850      442,382
                                                                     ----------
                                                                      3,043,938
      Computers - 5.0%
               SYKES Enterprises Inc *                         700        3,388
               Stratasys Inc *                              49,000    1,694,420
               Talx Corp                                    49,600    1,110,544
                                                                     ----------
                                                                      2,808,352
      Distribution/Wholesale - 0.8%
               Central European Distribution Corp *         22,500      454,500

      Diversified Financial Service - 4.0%
               Accredited Home Lenders Holding Co *         34,000      660,960
               Portfolio Recovery Associates Inc *          23,200      714,792
               World Acceptance Corp *                      55,900      904,462
                                                                     ----------
                                                                      2,280,214
      Electric - 0.8%
               Central Vermont Public Service Corp          22,900      447,695

      Electronics - 2.2%
               Daktronics Inc *                             20,300      330,078
               NAM TAI Electronics Inc                      21,100      894,640
                                                                     ----------
                                                                      1,224,718
      Healthcare - Products - 7.7%
               Cantel Medical Corp *                        13,400      179,828
               Hanger Orthopedic Group Inc *                63,000      721,350
               Immucor Inc *                                61,000    1,331,630
               Lifeline Systems Inc *                        8,600      244,240
               Medamicus Inc *                              94,800      767,880
               Merit Medical Systems Inc *                  26,750      535,000
               Synovis Life Technologies Inc *              28,300      559,774
                                                                     ----------
                                                                      4,339,702
      Healthcare - Services - 4.8%
               America Service Group Inc *                  14,100      252,390
               American Medical Security Group Inc *        87,800    1,676,980
               Bioreliance Corp *                           16,700      354,040
               Dynacq International Inc *                   24,600      417,708
                                                                     ----------
                                                                      2,701,118
      Home Builders - 2.2%
               Dominion Homes Inc *                         16,400      397,536
               Meritage Corp *                              17,000      837,420
                                                                     ----------
                                                                      1,234,956
      Home Furnishings - 1.0%
               Emerson Radio *                              65,800      442,176
               The Singing Machine Co Inc *                 44,950      150,583
                                                                     ----------
                                                                        592,759
      Insurance - 1.4%
               PXRE Group Ltd                               25,000      495,000
               Penn-America Group Inc                       26,700      300,375
                                                                     ----------
                                                                        795,375

      Internet - 19.8%
               Digital River Inc *                          44,700      856,005
               E-Loan Inc *                                166,000      919,640
               FindWhat.com *                               98,000    1,872,780
               Harris Interactive Inc *                    186,300    1,203,498
               Insweb Corp *                                12,148       57,703
               Marketwatch.com Inc *                        13,400      111,220
               Neoforma Inc *                              118,600    1,292,740
               Netbank Inc                                  39,915      520,891
               SupportSoft Inc *                            83,700      542,376
               j2 Global Communications Inc *               82,200    3,781,200
                                                                     ----------
                                                                     11,158,053
      Leisure Time - 0.6%
                K2 Inc *                                    25,400      311,150

      Media - 1.7%
                Courier Corp                                 5,900      303,850
                Digital Generation Systems *               294,200      567,806
                Point.360 *                                 40,500      101,250
                                                                     ----------
                                                                        972,906
      Oil & Gas - 1.2%
                Clayton Williams Energy Inc *               22,000      406,120
                Giant Industries Inc *                      22,000      131,120
                North Coast Energy Inc *                    13,500      125,685
                                                                     ----------
                                                                        662,925
      Pharmaceuticals - 5.4%
                Bentley Pharmaceuticals Inc *                9,800      128,870
                Bradley Pharmaceuticals Inc *               43,900      724,350
                Immunogen Inc *                              4,600       19,642
                USANA Health Sciences Inc *                 49,000    2,165,800
                                                                     ----------
                                                                      3,038,662
      Retail - 9.8%
                Cash America International Inc              84,800    1,121,056
                JOS A Bank Clothiers Inc *                  44,700    1,499,238
                Landry's Restaurants Inc                    26,500      625,400
                PC Connection Inc *                          4,232       29,158
                Sharper Image Corp *                        39,700    1,082,619
                Total Entertainment Rest Corp *            128,900    1,179,435
                                                                     ----------
                                                                      5,536,906
      Savings & Loans - 5.3%
                Firstfed America Bancorp                     3,800      131,100
                Horizon Financial Corp                      17,000      268,090
                Hudson River Bancorp                         6,100      170,312
                Provident Financial Hldgs                    8,200      240,588
                Quaker City Bancorp Inc *                    3,300      137,247
                St Francis Capital Corp                     17,700      514,362
                Sterling Financial Corp/WA *                62,480    1,521,388
                                                                     ----------
                                                                      2,983,087
      Software - 6.6%
                CCC Information Services Group *            18,881      264,334
                Group 1 Software Inc *                      83,700    1,556,820
                MSC.Software Corp *                         23,100      155,694
                QAD Inc *                                  106,000      788,640
                TradeStation Group Inc *                    79,000      809,750
                Unify Corp *                               543,035      162,911
                                                                     ----------
                                                                      3,738,149
      Telecommunications - 10.0%
                Aether Systems Inc *                       100,800      483,840
                Boston Communications Group *               74,500    1,259,795
                Comtech Telecommunications *                32,000      902,080
                Intrado Inc *                               11,200      177,072
                SafeNet Inc *                               11,700      324,558

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2003

      Industry  Company                                    Shares      Value
      --------  -------                                    ------      -----
      Telecommunications, continued
               Talk America Holdings Inc *                 210,800  $ 2,350,420
               Warwick Valley Telephone Co                   2,400      196,896
                                                                    -----------
                                                                      5,694,661
      Transportation - 0.4%
               CHC Helicopter Corp                          10,500      202,545
                                                                    ===========

      Total Common Stock (Identified Cost $38,842,988)              $54,447,820

U.S. Government Obligations - 1.1%                        Principal
      U.S. Government Obligations - 1.1%
               U.S. Treasury - 7.250% Notes
                  due 08/15/2022 ***                      $ 10,000       13,550
               U.S. Treasury - 7.125% Notes
                  due 02/15/2023 ***                       446,000      597,640
                                                                    -----------
                                                                        611,190

                                                                    ===========
      Total U.S. Government Obligations
               (Identified Cost $611,190)                           $   611,190

Short-term Investments - 6.3%
      Money Market Funds - 6.3%
               Firstar U S Treasury Money Market
                  Fund Institutional                     3,536,189    3,536,189
                                                                    ===========
                                                           Shares

       Total Short-term Investments (Identified Cost $3,536,189)    $ 3,536,189

                                                                    ===========

Total Investments - 103.9% ($42,990,367) **                         $58,595,199

                                                                    ===========

Other Assets and Liabilities, net - (3.9)%                           (2,173,122)

                                                                    ===========

Total Net Assets - 100.0%                                           $56,422,077
                                                                    ===========

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to June 30, 2003.

**   See Note 8.

***  The security is purchased with the cash proceeds from securities loans.

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2003

ASSETS:
      Investments at value (cost - $42,990,367) *                                                 $ 58,595,199
      Receivable for excess redemptions                                                                 84,585
      Receivable for investments sold                                                                  840,060
      Receivable for shares sold                                                                        41,000
      Receivable for interest                                                                            2,218
      Receivable for dividends                                                                           9,981
      Accrued securities lending fee                                                                     1,699
      Prepaid expenses                                                                                   2,469
--------------------------------------------------------------------------------------------------------------
            Total assets                                                                            59,577,211
--------------------------------------------------------------------------------------------------------------

LIABILITIES:
      Bank overdraft                                                                                 1,118,186
      Payable for shares redeemed                                                                      452,300
      Payable for investments purchased                                                                787,245
      Payable for management fee                                                                        99,103
      Payable upon return of securities loaned                                                         611,190
      Accrued expenses                                                                                  87,110
--------------------------------------------------------------------------------------------------------------
            Total liabilities                                                                        3,155,134
--------------------------------------------------------------------------------------------------------------
      NET ASSETS (6,026,857 SHARES OUTSTANDING)                                                   $ 56,422,077
==============================================================================================================
      Net asset value, offering and redemption price per share ($56,422,077 / 6,026,857)          $       9.36
==============================================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                                             $ 40,836,883
      Undistributed net realized gain                                                                  (19,638)
      Net unrealized appreciation of investments                                                    15,604,832
--------------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                                  $ 56,422,077
==============================================================================================================

* At June 30, 2003 securities with an aggregate market value of $606,000 were on loan to brokers.

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2003

INVESTMENT INCOME:
      Dividends                                                     $  238,972
      Interest                                                           7,099
      Securities lending                                                 6,069
------------------------------------------------------------------------------
            Total income                                               252,140
------------------------------------------------------------------------------

EXPENSES:
      Management fees                                                  742,678
      Accounting fees                                                  145,073
      Audit fees                                                        35,016
      Custody                                                           38,197
      Amortization of organization costs                                 1,930
      Insurance                                                          4,879
      Legal                                                              5,360
      Registration fees                                                  7,510
      Directors' fees                                                    3,365
      Miscellaneous                                                      1,286
------------------------------------------------------------------------------
            Total expenses                                             985,294
      Less fees waived                                                (110,507)
------------------------------------------------------------------------------
            Net expenses                                               874,787
------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                   (622,647)
------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                 633,296
      Net change in unrealized appreciation                            (83,256)
------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)                          550,040
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               ($   72,607)
==============================================================================

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year ended     Year ended
                                                                   June 30, 2003   June 30, 2002
                                                                                    (restated)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                           $   (622,647)  $   (657,989)
      Net realized gain on investments                                   633,296      4,844,726
      Net change in unrealized appreciation                              (83,256)       381,829
-----------------------------------------------------------------------------------------------
          Net increase (decrease) resulting from operations              (72,607)     4,568,566
-----------------------------------------------------------------------------------------------
      Distributions to shareholders:
          From net investment income                                           0              0
          From realized gains on investments                          (3,989,955)    (2,645,897)
          Return of capital                                              (18,006)             0
-----------------------------------------------------------------------------------------------
            Total distributions to shareholders                       (4,007,961)    (2,645,897)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                     3,810,514      7,856,115
      Reinvestment of dividends                                        3,977,514      2,430,131
      Cost of shares redeemed                                         (5,170,093)    (5,775,154)
-----------------------------------------------------------------------------------------------
          Net increase (decrease) from Fund share transactions         2,617,935      4,511,092
-----------------------------------------------------------------------------------------------
          Net increase (decrease)  in net assets                      (1,462,633)     6,433,761
NET ASSETS:
      Beginning of period                                             57,884,710     51,450,949
-----------------------------------------------------------------------------------------------
      End of period                                                 $ 56,422,077   $ 57,884,710
===============================================================================================

Number of Fund shares:
      Sold                                                               456,903        842,801
      Issued on dividends reinvested                                     539,933        265,298
      Redeemed                                                          (652,738)      (613,921)
-----------------------------------------------------------------------------------------------
          Net increase                                                   344,098        494,178
      Outstanding at beginning of period                               5,682,759      5,188,581
-----------------------------------------------------------------------------------------------
      Outstanding at end of period                                     6,026,857      5,682,759
===============================================================================================

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                         Year ended
                                                      -----------------------------------------------------------------------------
                                                      June 30, 2003   June 30, 2002   June 30, 2001   June 30, 2000   June 30, 1999
                                                                       (restated)
PER SHARE DATA
      Net asset value, beginning of period             $     10.19     $      9.92     $      7.86     $      6.38     $      5.00
-----------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
          Net investment loss*                               (0.11)          (0.12)          (0.05)          (0.09)          (0.06)
          Net realized and unrealized gain                    0.01            0.87            2.53            1.87            1.44
-----------------------------------------------------------------------------------------------------------------------------------
               Total from investment operations              (0.10)           0.75            2.48            1.78            1.38
-----------------------------------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                               0.00            0.00            0.00            0.00            0.00
          Net realized gains                                 (0.73)          (0.48)          (0.42)          (0.30)           0.00
          Return of capital                                   0.00            0.00            0.00            0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
               Total distributions                           (0.73)          (0.48)          (0.42)          (0.30)           0.00
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                   $      9.36     $     10.19     $      9.92     $      7.86     $      6.38
===================================================================================================================================

TOTAL RETURN                                                  0.93%           8.09%          33.64%          28.73%          27.60%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                        $56,422,077     $57,884,710     $51,450,949     $24,773,145     $13,932,016
      Ratios to average net assets:
          Expenses after waivers and reimbursements           1.90%           1.90%           1.90%           1.90%           1.54%
          Expenses before waivers and reimbursements          2.13%           1.94%           2.09%           2.36%           1.54%
          Net investment income (loss)
              after waivers and reimbursements               (1.35%)         (1.22%)         (0.62%)         (1.25%)         (1.20%)

      Portfolio turnover rate                                 99.1%          124.0%           74.3%           86.7%          117.0%

* Based on average daily shares outstanding.

See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of June 30, 2003, has seven funds: the Aggressive Investors 1 Fund, the Aggressive Investors 2 Fund, the Ultra-Small Company Fund, the Ultra-Small Company Market Fund, the Micro-Cap Limited Fund, the Blue Chip 35 Index Fund, and the Balanced Fund.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors.

         The Micro-Cap Limited Fund was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998, the Fund's operations were restricted to accepting subscription funds. On July 1, 1998, the Fund began investing in micro-cap stocks and commenced other operations. The Fund closed to new investors when net assets exceeded $27.5 million on August 21, 2000, and closed to all investors on January 7, 2002.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Micro-Cap Limited Fund (the "Fund").

         Securities, Futures and other Investments Valuation

         Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Securities Lending

         Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

         Deferred Organization Costs

         Deferred organization costs are amortized on a straight-line basis over five years.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Securities Loaned:

         As of June 30, 2003, the Fund loaned common stocks having a fair value of $606,000 and received U.S. Treasury notes with a value of $611,190 as collateral.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Fund for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

         The performance fee rate equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7%. However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the accounting fees expense category of the financial statements.

         The Adviser has agreed to reimburse the Fund for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $110,507 of the management fees for the year ended June 30, 2003.

6.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

7.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of investment securities, other than cash equivalents were $46,142,270 and $50,510,665, respectively for the year ended June 30, 2003.

         Included in the proceeds of sales is $298,000 representing the value of securities disposed of in payment of redemption in-kind, resulting in the realized losses of $105,994 and an adjustment for return of capital payment of $18,006. As a result of the redemption in-kind, net realized losses differ for financial statements and tax purposes. These realized losses have been reclassified from accumulated net realized loss on investments to paid-in capital.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

8.       Federal Income Taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2003, were as follows:

         Aggregate unrealized gain        $ 16,352,834
         Aggregate unrealized loss             749,634
         Net gain (loss)                    15,603,200
         Cost of investments                42,991,999

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the tax basis distributions as well as the components of distributable earnings.

         Distributable Earnings
             Ordinary income                                  $          0
             Long-term gains (capital losses)                       (1,632)
             Unrealized appreciation (depreciation)             15,604,832

         Tax Distributions
             Ordinary income                                  $          0
             Long-term capital gains                             3,989,955
             Return of capital                                      18,006

The Fund incurred a net decrease in net assets from operations and made no investment income during the year. Distribution of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Ordinary income distributions do not qualify for the dividends received distribution of corporate shareholders.

During the year ended June 30, 2003, the Fund paid a long-term capital gain distribution of $0.72805 per share to shareholders of record.

Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses, redemptions in kind and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $622,647 were reclassified to paid-in capital for the year ended June 30, 2003. During the year ended June 30, 2003, $728,641 was reclassified to paid-in capital.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                     (FORMERLY, MICRO-CAP LIMITED PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

9.       Restatement:

         The Fund restated its financial statements for the year ended June 30, 2002 to correct the recording of the sale of a security during fiscal year 2002. The restatement reduced cash by $528,600, net realized gain on investments by $528,660, total return by 0.9%, net increase in net assets from operations by $528,600 net assets by $502,541, and net asset value by $0.09 per share as of June 30, 2002.

         Shareholders who purchased shares between March 28, 2002 and October 6, 2003, have been issued additional shares to cover the deficiency. The shares outstanding have been adjusted as if 11,606 and 701 additional shares were outstanding as of June 30, 2003 and 2002, respectively. A receivable of $84,585 from the Adviser has been recorded as of June 30, 2003 for the Fund's overpayment related to shares redeemed before the error was corrected. The Adviser paid this amount on September 12, 2003.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Micro-Cap Limited Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Micro-Cap Limited Fund (the "Fund"), one of the funds constituting Bridgeway Funds, Inc., at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 9, the financial statements for the year ended June 30, 2002 have been restated to correct the recording of the sale of a security.

PricewaterhouseCoopers, LLC
October 13, 2003
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                             Directors and Officers
                             June 30, 2003 unaudited

The Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years:

INDEPENDENT DIRECTORS

                           Position(s)    Term of
                            Held with   Office and                                     # of Bridgeway
                            Bridgeway    Length of    Principal Occupation(s)During    Funds Overseen    Other Directorships
Name, Address(1), and Age     Funds     Time Served         Past Five Years              by Director      Held by Director
----------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell          Director      Term:           Senior Pastor of Windsor         Eleven         Continental
Age 50                                   1 Year          Village United Methodist                        Airlines,Inc.,
                                         Length:         Church, since 1982                              JP Morgan Chase
                                         2 Years                                                         Advisory Board,
                                                                                                         American Church
                                                                                                         Mortgage Company,
                                                                                                         Reliant Resources,
                                                                                                         Inc. [energy &
                                                                                                         electricity
                                                                                                         services].

Karen S. Gerstner          Director      Term:           Attorney and Partner,            Eleven         None
Age 48                                   1 Year          Davis Ridout, Jones and
                                         Length:         Gerstner LLP, 1/1999 to
                                         9 Years         present. Attorney and
                                                         Partner, Dinkins, Kelly,
                                                         Lenox, Gerstner & Lamb,
                                                         LLP, 1/1/1988 - 11/1998

Miles Douglas Harper, III  Director      Term:           Partner, 10/1998 to              Eleven         Calvert Large-Cap
Age 41                                   1 Year          present Gainer, Donnelly,                       Growth Fund(2)
                                         Length:         Desroches, LLP                                  (1 Portfolio)
                                         9 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                            Positions                                                          Number of
                            Held with    Term of Office                                        Bridgeway
                            Bridgeway    and Length of     Principal Occupation(s) During    Funds Overseen    Other Directorships
Name, Address(1), and Age    Funds        Time Served             Past Five Years               by Director      Held by Director
----------------------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery       President    Term:             President, Bridgeway Funds,           Eleven              None
Age 48                      and          1 Year            11/1993 - Present.
                            Director     Length:           President, Bridgeway Capital
                                         10 Years          Management, Inc.,
                                                           7/1993-present.

Michael D. Mulcahy          Director     Term: 1 year      Director and Staff Member,            Eleven              None
Age 40                                   Length:           Bridgeway Capital Management,
                                         10/01/2003 to     Inc., 12/2002 - present. Vice
                                         present           President, Hewlett Packard,
                                                           1/2001-12/20002. Executive
                                                           Vice President, Artios, Inc.
                                                           [Internet Co.],
                                                           10/1998 - 1/2001.

Joanna Barnhill             Secretary    Term: 1 year      Staff Member, Bridgeway
Age 53                                   Length:           Capital Management, Inc.
                                         11/22/1993 to     since 1993
                                         present

Glen Feagins                Treasurer    Term: 1 year      Staff member, Bridgeway
Age 57                                   Length:           Capital Management, Inc.
                                         10/23/1996 to     since 1995
                                         present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

October 9, 2003                                        June 2003 - Annual Report

Dear Bridgeway Blue Chip 35 Index Fund Shareholder,

Our Fund had a positive return of 12.7% in the June quarter compared to an 11.8% return for the S&P 500 Index and 10.6% for the Lipper Growth and Income Fund Index. I am very pleased. This is all the more impressive since smaller stocks beat larger ones over this period--not the environment one would normally expect a fund comprised of ultra-large stocks to prevail.

We beat our primary market and peer benchmarks over the full fiscal year with a "decent" absolute 5.1% return. Since inception, we have beaten the S&P 500 Index in five out of six fiscal years. Since this period includes some very different market environments, I am very pleased with the relative consistency. We have produced these historical market-beating returns with less volatility and better tax efficiency than funds following our primary market benchmark.

According to data from Morningstar, the Blue Chip 35 Index Fund ranked 383rd of 1,140 growth and income funds for the six months, 37th of 1,078 for the last twelve months, and 194th of 790 over the last five years.

Performance Summary

TRANSLATION: It's a clean sweep again for our performance relative to the S&P 500 Index and Lipper's Growth and Income Funds Index over the six-month, one-year, five-year, and life-to-date periods.

The following table presents financial results for six months, one-year, five-year, and life-to-date periods according to the formula required by the SEC. The graph below presents the growth of $10,000 invested in the Fund and each of three benchmarks since inception on July 31, 1997.

                                    6 months      1 Year       5 Year      Life-to-Date
                                    1/01/03       7/1/02       7/1/98         7/31/97
                                   to 6/30/03   to 6/30/03   to 6/30/03    to 6/30/03(5)
                                   ----------   ----------   ----------   --------------
Blue Chip 35 Index Fund(1)           12.7%         5.1%         1.2%          4.4%
S&P 500 Index(2)                     11.8%         0.3%        -1.6%          1.8%
Bridgeway Ultra-Large 35 Index(3)    13.0%         5.9%         1.4%          4.7%
Lipper Growth and Income Funds(4)    10.6%        -0.7%        -0.8%          1.5%

(1)Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2)The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (3)The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. (4)The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (5)Life-to-date returns are annualized. Past performance does not guarantee future returns.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 7/31/97 (INCEPTION)
                                   TO 6/30/03

                             [PERFORMANCE GRAPH]

                                              7/31/97     9/30/97    12/31/97      3/31/98     6/30/98     9/30/98     12/31/98
Ultra-Large 35 Index                            10000        9860       10000        11700    12203.52    11060.02     13740.12
UL 35 Index Portfolio                           10000        9860       10000        11700       12200       11100     13911.32
S&P 500 Index (start 07/31/97)                  10000     9956.76    10241.61     11667.16    12051.25    10854.73     13162.52


                                               3/31/99     6/30/99     9/30/99     12/31/99     3/31/00     6/30/00      9/29/00
Ultra-Large 35 Index                           14742.3    15616.25    14945.08      17909.5    18664.08    17586.69     16863.87
UL 35 Index Portfolio                          15137.6    15901.52    15177.81     18132.53    18760.58    17767.85     17099.28
S&P 500 Index (start 07/31/97)                13817.48    14789.82    13868.06     15931.52    16296.89    15863.96     15710.17


                                              12/29/00     3/30/01      6/30/01     9/30/01    12/31/01      3/31/02      6/30/02
Ultra-Large 35 Index                          15040.89    13951.93        14743    13018.07    14235.26     14165.51      12376.4
UL 35 Index Portfolio                         15391.03    13956.45      14817.2    12972.73    13996.62     14017.36     12296.29
S&P 500 Index (start 07/31/97)                14480.92    12764.14     13511.17    11528.31    12760.25     12795.39     11081.14


                                                9/30/02     12/31/02      3/31/03      6/30/03
Ultra-Large 35 Index                              10489     11595.59     11265.12     13105.84
UL 35 Index Portfolio                          10409.34     11474.28     11137.42     12926.99
S&P 500 Index (start 07/31/97)                 9166.595     9940.091     9627.038     11108.93


         Detailed Explanation of Fiscal Year Performance

         TRANSLATION: The worst performing blue chip stocks over the last year were from more mature industries such as auto manufacturers, financial services, and energy. A majority of our best performing ones were more "growth" oriented.

         Total Return for Ultra-Large 35 Index Fund Stocks for the Fiscal Year 2003

Rank            Company                                   Industry               % Change
----            -------                                   --------               --------
  1    AT&T Corp. (1)                           Telecommunications                 48.8%
  2    Hewlett-Packard Co.                      Computers                          36.0%
  3    Zimmer Holdings Inc. (2)                 Healthcare-Products                26.1%
  4    Cisco Systems Inc.                       Telecommunications                 26.1%
  5    Oracle Corp.                             Software                           19.3%
  6    Eli Lilly & Co.                          Pharmaceuticals                    16.0%
  7    Citigroup Inc. (3)                       Diversified Financial Services     14.6%
  8    International Business Machines Corp.    Computers                          13.9%
  9    Merck & Co Inc.                          Pharmaceuticals                    13.9%
 10    Dell Computer Corp.                      Computers                          13.2%
 11    Intel Corp.                              Semiconductors                     12.6%
 12    Bank of America Corp.                    Banks                              11.4%
 13    Bristol-Myers Squibb Co.                 Pharmaceuticals                     6.7%
 14    The JM Smucker Co. (4)                   Food                                6.1%
 15    AOL Time Warner Inc.                     Media                               5.5%
 16    Berkshire Hathaway Inc.                  Insurance                           5.5%
 17    Home Depot Inc.                          Retail                              2.8%
 18    Verizon Communications Inc.              Telecommunications                  2.8%
 19    United Parcel Service Inc.               Transportation                      2.6%
 20    Pfizer Inc.                              Pharmaceuticals                     1.5%
 21    3M Co.                                   Miscellaneous Manufacturers         1.4%
 22    General Electric Co.                     Miscellaneous Manufacturers         0.9%
 23    McDonald's Corp.                         Retail                              0.5%
 24    Procter & Gamble Co.                     Cosmetics/Personal Care             0.5%
 25    Wells Fargo & Co.                        Banks                               0.2%

 26    SBC Communications Inc.                  Telecommunications                 -0.1%
 27    Johnson & Johnson                        Healthcare-Products                -1.5%
 28    Wal-Mart Stores Inc.                     Retail                             -2.2%
 29    PepsiCo Inc.                             Beverages                          -3.7%
 30    Du Pont EI de Nemours & Co.              Chemicals                          -4.5%
 31    Microsoft Corp.                          Software                           -4.7%
 32    Fannie Mae                               Diversified Financial Services     -6.9%
 33    ChevronTexaco Corp.                      Oil & Gas                          -7.8%
 34    Coca-Cola Co.                            Beverages                          -8.8%
 35    Exxon Mobil Corp.                        Oil & Gas                          -8.9%
 36    American International Group             Insurance                         -12.7%
 37    Ford Motor Co.                           Auto Manufacturers                -13.4%
 38    Texas Instruments Inc.                   Semiconductors                    -14.9%

     Note:

(1) Total return of AT&T Corp. includes the return of AT&T Broadband that was spun off on November 19, 2002 and immediately merged with Comcast Corp.

(2) Zimmer Holdings Inc. was spun off by Bristol-Myers Squibb Co. on August 7, 2001, and not yet sold in the Fund.

(3) Total return of Citigroup Inc. includes the return of two classes of shares of Travelers Property Casualty Corp. that were spun-off on August 21, 2002.

(4) JM Smucker Company that was spun off by Procter & Gamble Corp. on June 3, 2002 and sold later that year.

Performance in a "Small-Cap Market"

TRANSLATION: Though surprising to some, we beat the S&P 500 Index over the last year, in spite of the fact that smaller stocks beat large ones. Because of the specific (and unique) design of the Bridgeway Ultra-Large 35 Index construction, I am not surprised. We won't always prevail in such an environment.

Over the last year, very small stocks have dramatically outperformed very large ones. With virtually no mid-size or small stocks in the Blue Chip 35 Index, one would expect it to underperform the S&P 500 Index in this market environment. Not so. In spite of this handicap, Blue Chip 35 Index has beaten the S&P 500 in each "large cap" dominated year since inception and in three out of four small-cap dominated markets. I attribute this to our Index construction, which is more "value-oriented" or "contrarian" rather than the more normal market cap weighted "momentum" strategy. One of our "unofficial goals" with the Fund is to beat the S&P in virtually all years where large companies beat small ones and about half of the ones where small ones beat large ones. If we are successful, we should build an attractive relative track record over time. After six years, we are "on target."

Tracking Error

TRANSLATION: Although we beat our primary market index, the S&P 500 Index, over the last year, we underperformed our own Bridgeway Index of ultra-large companies due to "tracking error." Specifically, the biggest source of our underperforming was due to small differences in individual company weights between our Fund and the Bridgeway Index. We are making some changes to reduce future tracking error.

Over the last year, we underperformed our own Bridgeway Ultra-Large 35 Index by 0.76%. Over the full last five years, we underperformed it by an average 0.28%, which is better. This difference is known as "tracking error." All else being the same, one would expect our Fund to under perform the Bridgeway Index by the amount of the expense ratio (0.15% annually) plus the amount of transaction costs (which I estimate to be about 0.03% annually.) In addition, our "roughly equal weighted" goal (we seek to hold roughly equal amounts of the 35 Index companies over time) and our tax management strategy will add to tracking error, but we expect these latter two items to be positive in some years and negative in others. Over the last year, they were negative.

We are making a few operational changes to help reduce our future tracking error. First, we continue to make improvements to reduce our transaction costs. Second, we are changing the timing of our Bridgeway Ultra-Large 35 Index rebalancing, which should make it easier to rebalance our Fund to the Index quicker. Third, we expect to do tax-loss harvesting (key to our tax efficiency goal) in smaller doses, which should keep our Fund closer in line with the composition of the Bridgeway Index.

Quick Reflection--Numbers on the first six years

TRANSLATION: Historically higher returns, less risk, lower costs, better tax efficiency. What else is there?

After six years I'm very pleased with the historical cost structure, statistical risk, relative return consistency, and tax efficiency of this fund. Here are some statistics:

                                   Blue Chip 35   S&P 500
Average annual return                4.4%          1.8%
Bear market rank(1)                    6             7
Beta                                0.97          1.00
Expense ratio                       0.15%         0.18%(2)
Capital gains distributions(3)      0.00%         0.12%

(1) A lower number indicates less downside historical risk; from Morningstar. The scale is from 1 to 10.

(2) Based on the lowest cost retail funds tracking this index.

(3) Capital gains distributions from 1998 through 2002 divided by average of beginning and end of year net asset value, based on our fund and a large fund tracking the S&P 500 Index.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, June 30, 2003, unless otherwise stated. Discussions of historical performance do not guarantee and are not indicative of future performance.

The previous sections of this letter concern the performance results of your Fund. The following sections go farther into our philosophy, views, and observations. While some fund companies have eliminated such discussion because of new laws exposing funds (and their leadership) to increased liability, at Bridgeway we remain committed to sharing the policies and views that guide our decisions. We want to go the extra mile in helping you understand our Fund and its Adviser. We will not retreat from this commitment.

10th Anniversary for Bridgeway

July 12, 1993 marked an important date in our history. It was on this day that Bridgeway Capital Management, the Adviser to Bridgeway Funds, was incorporated.

It has been a very exciting ten years. The industry has gone through incredible changes with the increase in 401k plans and 529 college savings investment programs, the introduction of the Internet, the dynamic bull and bear markets, and the continued proliferation of mutual fund products. For us, there are so many things to celebrate. Here are some of the highlights:

         - We have done very well by our long-term shareholders. Our original three funds have appreciated from two and a half to six times their original worth on August 5, 1994, including the results from the most severe and extended bear market since the 1930's.

         - We have grown from the original three mutual funds to eight mutual funds (seven Bridgeway and one fund we manage for Calvert Group). We have grown to $1 billion in assets under management. But more important than our growth is the growth of our long-term shareholders' accounts. Each of the eight funds we manage has beaten its primary market benchmark and peer benchmark since inception (although we have not done so over all shorter periods).

         - We have assembled an awesome team of people who work toward safeguarding and growing your investments. (For a brief taste of the kind of people I work with, read the customer service section below.)

         - We have continued our charitable giving programs. Bridgeway Capital Management donates half of its advisory fee profits to charitable and non-profit organizations. Last year we broke through the million dollar barrier.

Reflecting on the Four Bridgeway Values

When we started Bridgeway, we envisioned creating something different. The mutual fund industry was a "mature" industry by most standards, so Bridgeway was coming in behind the curve. A key part of our organization, our mission, was created around four business values that help inform our business decisions: integrity, investment performance, cost efficiency, and friendly service. These aren't just nice words that some management consultant left us with to gather dust after a planning exercise. They are the founding principles of our firm. We use them actively in the day-to-day life of our firm.

In reflecting on our ten-year history, I thought it would be appropriate to consider a handful of current issues and results surrounding these business values. And, after ten years, I think it is fair that you evaluate us against this mission as well.

If you have insights or comments about this section, please email them to fund@bridgewayfund.com.

Integrity: Complete Communication

TRANSLATION: The worst thing that happened at Bridgeway over the last year was failing to uncover two incorrect fund prices (net asset values per share) from Fiscal Year 2002 until preparing the Fiscal Year 2003 financials over a year later. Correcting these errors resulted in a downward restatement of the net asset value per share by $0.09 in the Micro-Cap Limited Fund and $0.05 in the Ultra-Small Company Fund.

While there are many aspects to the concept of integrity, keeping your word, doing what is right and communicating openly are three that are fairly universally accepted. We have also tried to extend our commitment to integrity into every part of our business, whether in our Code of Ethics, our disclosure of portfolio manager compensation, our performance-based fee structure (in actively-managed funds), or our policy on no soft dollars. Complete communication also includes disclosing things that did not go well. In this light, for the past six years we have chosen to share our "worst mistake of the year" (in Adviser's opinion) in our annual letter. At Bridgeway, we are committed to doing some important things and we are going to make mistakes. We learn from them and try hard not to repeat them. Shareholders tell us that they appreciate and enjoy the "down to earth" straightforward style of reporting to them.

In the fiscal year that ended June 30, 1999, we reported poor performance in our ultra-small companies due to our delay in selling some poorly-performing ones. For last fiscal year, we reported a $175,000 trading error, which we, the Adviser, paid. In the spring of 2002, our fund accounting team incorrectly recorded several securities transactions in two funds, Micro-Cap Limited and Ultra-Small Company. Two offsetting groups of transactions made the errors hard to detect until the preparation of the Fiscal Year 2003 financial statements.

In accordance with industry practice and Bridgeway's commitment, the Adviser has compensated the Fund approximately $104,000 for corrections to shareholders' accounts from the pricing errors. Micro-Cap Limited shareholders who purchased during the period that the fund re-opened in 2003 have been issued the additional shares due them. This change is reflected on their September account statements. Correcting these errors across fiscal years took quite a bit of time and resulted in delay in issuing this annual report. I apologize for both the errors and the delay. If you have questions or concerns about this issue, please call us at 800-661-3550.

Performance: A Taste of Disciplined Investment Results over the Last Five Years

Good performance is what every investor wants. There are several ways to look at this. Some people are market timers and look for short-term results. As I have commented many times and as most research indicates, this approach to investment--more often than not--leads to wealth destruction. From the beginning, Bridgeway has focused on long-term performance. While we are still considered a newcomer by many, we have two funds with nine-year track records and are looking forward to reaching the ten-year milestone next year.

TRANSLATION: Four Bridgeway funds ranked in the Wall Street Journal's Top 50 for five-year performance as of June 30, 2003. Our focus on long-term investing is making a difference. Bridgeway has more funds in the top 50 performing funds over five years than any other mutual fund family.

As reported in the Wall Street Journal's listing of top 50 performing stock funds over the last five years, four (out of a total of five eligible) Bridgeway funds made the list: Bridgeway Aggressive Investors 1 (#10), Bridgeway Micro-Cap Limited (#11), Bridgeway Ultra-Small Company (#12), and Bridgeway Ultra-Small Company Market (#44). No other fund company had three funds on the list. As one Bridgeway partner said, "You don't have to offer a hundred funds to place some top performers if you stick to what you can do well." While I'm pleased with these results, I'm really much more interested in how our two oldest funds will rank at their ten-year milestones.

Cost: Drive for Low Cost Leadership

Many people are talking about costs in our industry. Despite the introduction of more efficient technologies for our business, cost efficiency has not kept up with asset growth.

TRANSLATION: Bridgeway is working to keep costs low and raise industry awareness toward more disclosure in this area.

Recently, in testimony before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises, as well as to the media, I have had the opportunity to be an industry voice in favor of lowering costs and disclosing them better. While we are not the lowest cost player in the industry (Vanguard still owns this title), we are among the lowest. We currently have the lowest expense ratio retail fund (Blue Chip 35 Index Fund), based on Morningstar data, and we continue to work hard to bring our costs down. Our actively managed funds typically have performance incentives, and since our performance has beaten its market benchmarks, our total expense ratio is higher for these funds. However, as a family of funds, we focus on keeping costs low because we believe that low costs give our shareholders better returns. There are many ways to keep costs low: we have a seven-to-one internal compensation cap, we maintain low-cost operations in Houston, we focus on quant models, and we don't advertise. Here is another example of a cost saving effort that we recently reviewed with your Fund Board:

Trading. The cost associated with trading has always been a focus at Bridgeway. Within our industry there is no clear way for shareholders to know how much trading costs are eating into their returns. While I am a proponent of more disclosure in this area, current regulations do not require it. This is unfortunate, for trading costs at industry averages can represent about 2% per year in returns--more than most expense ratios. Given the impact of this cost, we measure ourselves against the industry using an outside agency called Plexus, and we review this information with the Fund Board. While the average industry player pays around five cents per share for trading, we are paying around one and a half cents per share. Without sacrificing service and quality of trading, we are continually exploring ways to be one of the lowest cost traders in the industry and to pass these savings on to the shareholders in the net returns.

With support and encouragement from your Fund's Board of Directors, we look for innovations and ideas that will help us meet our commitment to keeping costs low for you.

Service - Grandmother's Homemade Bread (from Joanna)

There is absolutely no smell on earth better than bread baking in the oven. I used to watch my grandmother mix the gooey mound of flour and yeast and warm water by hand in a huge shallow bowl. She let it rise, "punched" it down and let it rise again. After the second rise she divided it into loaves and "spanked" it to get air bubbles out. Her hands worked lovingly through each stage. Grandmother would smile as we quickly buttered the warm bread just out of the oven. No bread machine, no bakery-fresh bread, no break and bake from the freezer section can ever duplicate Grandmother's homemade bread.

There is no substitute for work done with care and with a sense of pride and true service. When prospective shareholders call our customer service group asking questions about our funds, we answer them. We often give longer explanations of fund objectives or asset classes or how to open accounts when we can tell that a caller is experiencing some confusion or frustration. We have no quotas or time limitations. We spend as much time as it takes for callers to get the information they need and their questions answered. In fact, when call volumes rise, of the 17 partners at Bridgeway, about one-half of us take calls, even those who are not "officially" in the customer service area. We all feel responsible for taking care of you.

Recently, when we considered outsourcing our customer service call center for a possible expense reduction, I felt like my grandmother would have felt if we'd bought ultra-bleached, tasteless "store-bought" bread. Cheaper? Perhaps. Expedient? Absolutely. Tasty? Satisfying? Handled with care? Hardly. Homemade service at Bridgeway: prepared with care; served warm each day.

Recent Press Coverage

Bridgeway has been receiving some very good press recently. A Forbes article (April 28, 2003), "Pay for Performance," outlines some arguments in favor of performance based fees, especially at smaller firms such as Bridgeway. "Who Says Nice Guys Finish Last?" in Business Week (June 16, 2003) discusses some of Bridgeway's shareholder-friendly policies. "A Family of Solid Mutual Funds" published in the Daily Record (New Jersey, June 8, 2003 and syndicated in many local newspapers across the country), reviews a number of the unusual features (some of them unique) of our advisory firm and funds.

Conclusion

I can't begin to tell you how honored I feel to be a part of all that is happening at Bridgeway and to be a steward of your investments. Without the trust you've shown by investing in our funds, it would not have been possible to accomplish all that we have. Thanks for your role in helping us to make Bridgeway Capital Management and Bridgeway Funds what they are today, a foundation for what we strive to become in the future.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,
/s/ John Montogmomery

John Montogmomery

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2003

      Industry Company                             Shares       Value
      -------- -------                             ------       -----
Common Stock - 100.0%
    Auto Manufacturers - 2.7%
             Ford Motor Co                         19,282    $   211,909

    Banks - 5.6%
             Bank of America Corp                   2,814        222,390
             Wells Fargo & Co                       4,150        209,160
                                                             -----------
                                                                 431,550
    Beverages - 5.4%
             The Coca-Cola Co                       4,487        208,242
             PepsiCo Inc                            4,755        211,598
                                                             -----------
                                                                 419,840
    Chemicals - 2.7%
             Du Pont EI de Nemours & Co             5,052        210,365

    Computers - 8.7%
             Dell Inc *                             7,814        248,798
             Hewlett-Packard Co                    10,393        221,371
             International Business Machines
                Corp                                2,512        207,240
                                                             -----------
                                                                 677,409
    Cosmetics/Personal Care - 2.9%
             Procter & Gamble Co                    2,568        229,014

    Diversified Financial Service - 5.6%
             Citigroup Inc                          4,954        212,031
             Fannie Mae                             3,338        225,115
                                                             -----------
                                                                 437,146

    Healthcare - Products - 3.5%
             Johnson & Johnson                      4,912        253,950
             Zimmer Holdings Inc *                    355         15,993
                                                             -----------
                                                                 269,943
    Insurance - 5.3%
             American International Group           3,561        196,496
             Berkshire Hathaway Inc *                  89        216,270
                                                             -----------
                                                                 412,766

    Media - 5.4%
             AOL Time Warner Inc *                 13,629        219,291
             Comcast Corp *                         6,648        200,637
                                                             -----------
                                                                 419,928
    Miscellaneous Manufacturing - 5.4%
             3M Co                                  1,674        215,913
             General Electric Co                    7,128        204,431
                                                             -----------
                                                                 420,344

    Oil & Gas - 5.5%
             ChevronTexaco Corp                     2,975        214,795
             Exxon Mobil Corp                       5,897        211,761
                                                             -----------
                                                                 426,556

    Pharmaceuticals - 11.4%
             Bristol-Myers Squibb Co                9,059        245,952
             Eli Lilly & Co                         3,280        226,222
             Merck & Co Inc                         3,546        214,710
             Pfizer Inc                             5,873        200,563
                                                             -----------
                                                                 887,447
    Retail - 8.4%
              Home Depot Inc                        6,115        202,529
              McDonald's Corp                      10,926        241,028
              Wal-Mart Stores Inc                   3,879        208,186
                                                             -----------
                                                                 651,743

    Semiconductors - 5.1%
             Intel Corp                             9,533        198,382
             Texas Instruments Inc                 11,380        200,288
                                                             -----------
                                                                 398,670

    Software - 5.5%
             Microsoft Corp                         8,106        207,838
             Oracle Corp *                         18,548        222,761
                                                             -----------
                                                                 430,599
    Telecommunications - 8.0%

             Cisco Systems Inc *                   10,174        170,821
             SBC Communications Inc                 9,394        240,017
             Verizon Communications Inc             5,339        210,624
                                                             -----------
                                                                 621,462

    Transportation - 2.6%
             United Parcel Service Inc              3,193        203,394
                                                             -----------

    Total Common Stock (Identified Cost $7,618,901)          $ 7,760,085
                                                             -----------

Total Investments - 100.0% ($7,618,901) **                   $ 7,760,085
                                                             -----------

Other Assets and Liabilities, net - 0.0%                           3,251
                                                             -----------
Total Net Assets - 100.0%                                    $ 7,763,336
                                                             ===========

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to June 30, 2003.

** See Note 7.

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2003

ASSETS:
    Investments at value (cost - $7,618,901)                                             $ 7,760,085
    Cash                                                                                       8,897
    Receivable from Adviser                                                                   12,088
    Receivable for shares sold                                                                20,950
    Receivable for interest                                                                       22
    Receivable for dividends                                                                   4,637
    Prepaid expenses                                                                           2,680
----------------------------------------------------------------------------------------------------
        Total assets                                                                       7,809,359
----------------------------------------------------------------------------------------------------

LIABILITIES:
    Payable for investments purchased                                                         31,034
    Accrued expenses                                                                          14,989
----------------------------------------------------------------------------------------------------
        Total liabilities                                                                     46,023
----------------------------------------------------------------------------------------------------
    NET ASSETS (1,264,467 SHARES OUTSTANDING)                                            $ 7,763,336
====================================================================================================
    Net asset value, offering and redemption price per share ($7,763,336 / 1,264,467)    $      6.14
====================================================================================================

NET ASSETS REPRESENT:
    Paid-in capital                                                                      $ 8,901,753
    Undistributed net investment income                                                       49,401
    Undistributed net realized loss                                                       (1,329,022)
    Net unrealized appreciation of investments                                               141,184
----------------------------------------------------------------------------------------------------
    NET ASSETS                                                                           $ 7,763,316
====================================================================================================

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2003

INVESTMENT INCOME:
    Dividends                                               $   104,498
    Interest                                                        121
-----------------------------------------------------------------------
        Total income                                            104,619

EXPENSES:
    Management fees                                               4,651
    Accounting fees                                              22,389
    Audit fees                                                   18,242
    Custody                                                       5,802
    Insurance                                                       279
    Legal                                                           316
    Registration fees                                            10,420
    Directors fees                                                  186
    Miscellaneous                                                   167
-----------------------------------------------------------------------
        Total expenses                                           62,452
    Less fees waived                                            (27,040)
    Less expenses reimbursed                                    (26,691)
-----------------------------------------------------------------------
        Net expenses                                              8,721
-----------------------------------------------------------------------

NET INVESTMENT INCOME                                            95,898
-----------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                           (302,015)
    Net change in unrealized appreciation / depreciation        544,998
-----------------------------------------------------------------------
    Net realized and unrealized gain (loss)                     242,983
-----------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $   338,881
=======================================================================

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year ended       Year ended
                                                               June 30, 2003    June 30, 2002
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                      $      95,898    $     81,938
    Net realized loss on investments                                (302,015)       (408,367)
    Net change in unrealized appreciation / depreciation             544,998        (799,471)
--------------------------------------------------------------------------------------------
       Net decrease resulting from operations                        338,881      (1,125,900)
--------------------------------------------------------------------------------------------
    Distributions to shareholders:
       From net investment income                                    (85,747)        (74,532)
       From realized gains on investments                                  0               0
--------------------------------------------------------------------------------------------
          Total distributions to shareholders                        (85,747)        (74,532)
FUND SHARE TRANSACTIONS:
    Proceeds from sale of shares                                   4,667,854       2,871,737
    Reinvestment of dividends                                         81,866          71,972
    Cost of shares redeemed                                       (2,771,282)     (2,186,071)
--------------------------------------------------------------------------------------------
       Net increase (decrease) from Fund share transactions        1,978,438         757,638
--------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                       2,231,572        (442,794)
NET ASSETS:
    Beginning of period                                            5,531,764       5,974,558
--------------------------------------------------------------------------------------------
    End of period (including undistributed net investment
       income of $49,401 and $39,250, respectively)            $   7,763,336    $  5,531,764
============================================================================================

Number of Fund shares:
    Sold                                                             817,811         427,545
    Issued on dividends reinvested                                    14,464          10,492
    Redeemed                                                        (501,409)       (331,262)
--------------------------------------------------------------------------------------------
       Net increase (decrease)                                       330,866         106,775
    Outstanding at beginning of period                               933,601         826,826
--------------------------------------------------------------------------------------------
    Outstanding at end of period                                   1,264,467         933,601
============================================================================================

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                            Year ended
                                               -------------------------------------------------------------------------
                                               June 30, 2003  June 30, 2002  June 30, 2001  June 30, 2000  June 30, 1999
PER SHARE DATA
    Net asset value, beginning of period       $       5.93   $       7.23   $       8.77   $       7.91   $       6.10
-----------------------------------------------------------------------------------------------------------------------
    Income (loss) from investment operations:
      Net investment income*                           0.09           0.09           0.09           0.08           0.07
      Net realized and unrealized gain (loss)          0.21          (1.31)         (1.54)          0.85           1.77
-----------------------------------------------------------------------------------------------------------------------
         Total from investment operations              0.30          (1.22)         (1.45)          0.93           1.84
-----------------------------------------------------------------------------------------------------------------------
    Less distributions to shareholders:
      Net investment income                           (0.09)         (0.08)         (0.09)         (0.07)         (0.03)
      Net realized gains                               0.00           0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------
         Total distributions                          (0.09)         (0.08)         (0.09)         (0.07)         (0.03)
-----------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period             $       6.14   $       5.93   $       7.23   $       8.77   $       7.91
=======================================================================================================================

TOTAL RETURN                                           5.13%        -17.01%        -16.61%         11.74%         30.34%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                $  7,763,336   $  5,531,764   $  5,974,558   $  7,365,348   $  4,528,432
      Ratios to average net assets:
         Expenses after waivers and
           reimbursements                              0.15%          0.15%          0.15%          0.15%          0.15%
         Expenses before waivers and
           reimbursements                              1.07%          0.93%          0.68%          0.47%          0.90%
         Net investment income after
           waivers and reimbursements                  1.65%          1.35%          1.15%          0.98%          1.06%

      Portfolio turnover rate                          24.9%          40.8%          24.0%          25.9%          16.6%


* Based on average daily shares outstanding.

See accompanying notes to financial statements.

                             BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of June 30, 2003, has seven funds: the Aggressive Investors 1 Fund, the Aggressive Investors 2 Fund, the Ultra-Small Company Fund, the Ultra-Small Company Market Fund, the Micro-Cap Limited Fund, the Blue Chip 35 Index Fund, and the Balanced Fund.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Blue Chip 35 Index Fund (the "Fund").

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

         Assets in the Ultra-Large 35 Index Fund are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Fund for any commissions above one cent/share. The Adviser expects to continue this practice until Fund net assets reach at least $10 million.

3.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee which is computed and paid monthly.

         The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.       Related Party Transactions, Continued:

         The Adviser has agreed to reimburse the Fund for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees of $4,651 and accounting fees of $22,389 for the year ended June 30, 2003. The Fund received reductions under expense reimbursement arrangements, which resulted in a reduction of the Fund's total expenses of $26,691.00. The Adviser expects to continue this contractual level of reimbursement, for the foreseeable future.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets of the Fund plus a fee per transaction.

6.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of investment securities, other than cash equivalents were $3,487,134 and $1,456,203, respectively, for the year ended June 30, 2003.

7.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

         The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2003, were as follows:

Aggregate unrealized gain                          $   431,130
Aggregate unrealized loss                              360,009
Net gain (loss)                                         71,121
Cost of investments
                                                     7,688,964
Capital loss carryover *                             1,000,331
Post October 31, 2001 capital loss deferral            258,608

*        Expires 2006 and through 2010

         The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the tax basis distributions as well as the components of distributable earnings.

Distributable Earnings
   Ordinary income               $    49,401
   Long-term capital losses       (1,329,022)
   Unrealized appreciation           141,184

Tax Distributions
   Ordinary income               $    85,747
   Long-term capital gains                 0

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                   (FORMERLY, ULTRA-LARGE 35 INDEX PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

7.       Federal Income Taxes, Continued:

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

         During the year ended June 30, 2003, the Fund paid a dividend from net investment income of $0.08684 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders. There were no reclassifications in fiscal year 2003.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Blue Chip 35 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Blue Chip 35 Index Fund (the "Fund"), one of the funds constituting Bridgeway Funds, Inc., at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLC
October 13, 2003
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                             Directors and Officers
                             June 30, 2003 unaudited

The Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years:

INDEPENDENT DIRECTORS

                            Position(s)     Term of
                            Held with     Office and                                       # of Bridgeway
                            Bridgeway      Length of    Principal Occupation(s) During     Funds Overseen    Other Directorships
Name, Address(1), and Age     Funds       Time Served       Past Five Years                  by Director      Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell           Director      Term:         Senior Pastor of Windsor           Eleven            Continental
Age 50                                    1 Year        Village United Methodist                             Airlines,Inc.,
                                          Length:       Church, since 1982                                   JP Morgan Chase
                                          2 Years                                                            Advisory Board,
                                                                                                             American Church
                                                                                                             Mortgage Company,
                                                                                                             Reliant Resources, Inc.
                                                                                                             [energy & electricity
                                                                                                             services].

Karen S. Gerstner           Director      Term:         Attorney and Partner, Davis        Eleven            None
Age 48                                    1 Year        Ridout, Jones and Gerstner LLP,
                                          Length:       1/1999 to present.  Attorney and
                                          9 Years       Partner, Dinkins, Kelly, Lenox,
                                                        Gerstner & Lamb, LLP,
                                                        1/1/1988 - 11/1998

Miles Douglas Harper, III   Director      Term:         Partner, 10/1998 to present        Eleven            Calvert Large-Cap
Age 41                                    1 Year        Gainer, Donnelly, Desroches, LLP                     Growth Fund(2)
                                          Length:                                                            (1 Portfolio)
                                          9 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                            Positions                                                            Number of
                            Held with     Term of Office                                         Bridgeway
                            Bridgeway     and Length of    Principal Occupation(s) During      Funds Overseen   Other Directorships
Name, Address(1), and Age     Funds        Time Served          Past Five Years                 by Director      Held by Director
------------------------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery       President     Term:            President, Bridgeway Funds,         Eleven           None
Age 48                      and           1 Year           11/1993 - Present.
                            Director      Length:          President, Bridgeway Capital
                                          10 Years         Management, Inc., 7/1993-present.

Michael D. Mulcahy          Director      Term: 1 year     Director and Staff Member,          Eleven           None
Age 40                                    Length:          Bridgeway Capital Management,
                                          10/01/2003 to    Inc., 12/2002 - present. Vice
                                          present          President, Hewlett Packard,
                                                           1/2001-12/20002. Executive Vice
                                                           President, Artios, Inc. [Internet
                                                           Co.], 10/1998 - 1/2001.

Joanna Barnhill             Secretary     Term: 1 year     Staff Member, Bridgeway Capital
Age 53                                    Length:          Management, Inc. since 1993
                                          11/22/1993 to
                                          present

Glen Feagins                Treasurer     Term: 1 year     Staff member, Bridgeway Capital
Age 57                                    Length:          Management, Inc. since 1995
                                          10/23/1996 to
                                          present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

October 9, 2003                                June 2003 Quarter - Annual Report

Dear Fellow Balanced Fund Shareholders:

Our Fund had a positive return of 8.3% in the June quarter compared to a 10.9% return for the Lipper Balanced Fund Index and a 5.2% return for the Balanced Benchmark. This is our best quarterly performance since inception, and I am pleased.

According to data from Lipper, the Balanced Fund ranked 477(th) of 543 balanced funds for the quarter, 280(th) of 514 for the year and 43rd of 464 for the life of the fund.

Performance Summary

TRANSLATION: It would have been nice to have outperformed both of our benchmarks in the quarter, but given our lower risk profile, I will always be happy with an 8% plus quarterly return. We trailed both our benchmarks for the past 12 months, but are ahead of both since our inception 2 years ago.

The table below presents our June quarter, one year and life-to-date financial results according to the formula required by the SEC.

                                             June Qtr.        1 Year       Life-to-Date
                                              4/1/03          7/1/02          7/1/01
                                           to 6/30/03(4)    to 6/30/03     to 6/30/03(5)
                                           -------------    ----------     -------------
Balanced Fund(1)                                8.3%           2.6%            0.9%
Lipper Balanced Fund Index(2)                  10.9%           3.5%           -2.2%
Balanced Benchmark(3)                           5.2%           3.3%            0.0%

(1)Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2)Performance of Balanced Fund Index, as measured by Lipper, Inc. (3)Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market). The performance of these Indexes was as follows: S&P 500 was up 15.4% in June 2003 quarter, up 0.3% for the one-year period, and down 3.3% since 7/1/01; Bloomberg/EFFAS Bond Index was up 0.8% in June 2003 quarter, up 4.9% for the one-year period, and up 5.8% since 7/1/01. (4)Periods less than one year are not annualized. (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 6/30/01 (INCEPTION)
                                   TO 6/30/03

                             [PERFORMANCE GRAPH]

                                                                                   6/30/01    9/30/01    12/31/01      3/31/02
Bloomberg/EFFAS Bond Index ( in bb: "USG1TR Index")                                 10000    10341.92    10425.16     10416.21
Balanced Portfolio                                                                  10000        9230     9771.13     10082.76
Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index
(The S&P 500 is an unmanaged index of large companies with dividends reinvested.)
and 60% the Bloomberg / EFFAS  U.S. Government 1-3 years Total Return Bond Index.   10000    9618.124    10032.79     10037.82
Lipper Balanced Fund                                                                10000    9241.835    9841.083     9900.323
S&P 500 Index (start 6/30/01)                                                       10000     8532.43    9444.223     9470.232


                                                                                    6/30/02     9/30/02     12/31/02      3/31/03
Bloomberg/EFFAS Bond Index ( in bb: "USG1TR Index")                                10671.11    10932.37     11029.41     11105.71
Balanced Portfolio                                                                 9921.919    9338.868     9427.839      9397.46
Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index
(The S&P 500 is an unmanaged index of large companies with dividends reinvested.)
and 60% the Bloomberg / EFFAS  U.S. Government 1-3 years Total Return Bond Index.  9683.254    9273.207     9560.423     9513.524
Lipper Balanced Fund                                                               9246.203     8333.19     8789.228     8627.705
S&P 500 Index (start 6/30/01)                                                      8201.467    6784.459     7356.945     7125.245


                                                                                    6/30/03
Bloomberg/EFFAS Bond Index ( in bb: "USG1TR Index")                                11195.11
Balanced Portfolio                                                                 10177.21
Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index
(The S&P 500 is an unmanaged index of large companies with dividends reinvested.)
and 60% the Bloomberg / EFFAS  U.S. Government 1-3 years Total Return Bond Index.  10005.88
Lipper Balanced Fund                                                               9568.857
S&P 500 Index (start 6/30/01)                                                      8222.034

Detailed Explanation of Quarterly Performance

We had strong performances from a number of our stock holdings over the past quarter. The best quarterly performers cover a broad range of industries, from telecom to insurance. A few highlights:

E*TRADE Group is new to the best performing stock list for this quarter and for the year. Our models indicated that the stock looked pretty cheap nearly a year ago when we bought it, and we thought it would do well when the market recovered, which it has. The stock returned almost 102% over the last quarter, outperforming the Russell 1000 Financial Services Index (an index of 244 financial services stocks) return of 17.8%.

PMC-Sierra Inc. is another new stock on the best performing stock list. We purchased it early in the quarter during a periodic fund rebalancing. That investment has returned over 86%, more than three and a half times the S&P 500 Semiconductor & Semiconductor Industry Group Index return of 23.6%.

Best performers - quarter:

Rank               Description                              Industry                 % Gain
----               -----------                              --------                 ------
  1    E*TRADE Group Inc.                         Diversified Financial Services      101.9%
  2    PMC - Sierra Inc.                          Semiconductors                       86.2%
  3    United States Steel Corp.                  Iron/Steel                           66.5%
  4    PerkinElmer Inc.                           Electronics                          53.3%
  5    Interpublic Group Cos Inc.                 Advertising                          43.9%
  6    Freeport-McMoRan Copper & Gold Inc.        Mining                               43.7%
  7    Nextel Communications Inc.                 Telecommunications                   36.7%
  8    Georgia-Pacific Corp.                      Forest Products & Paper              36.3%
  9    Monsanto Co.                               Agriculture                          35.5%
 10    Allen Telecom Inc.                         Telecommunications                   34.4%
 11    Brunswick Corp.                            Leisure Time                         31.7%
 12    General Dynamics Corp.                     Aerospace/Defense                    31.7%
 13    AMBAC Financial Group Inc.                 Insurance                            31.1%
 14    American Electric Power Co. Inc.           Electric                             30.6%

No stocks declined more than 30%. Our worst performer was Johnson & Johnson Inc., which declined 10.7%.

Detailed Explanation of Fiscal Year Performance

For the entire fiscal year, our worst performers outnumber our best performers 13 to 10. On the surface it looks like we had more losers than winners. Even so, I'm happy to report that the total dollar gains from our best performers exceeded the total dollar losses of our worst performers by a significant margin. What worked well for us this year? Good performance in stocks like E*TRADE Group and PMC-Sierra certainly helped. Another investment that we made in Nextel Communications Inc. also paid off. We first purchased Nextel this past winter, and added to our position this spring. Nextel has benefited from market perceptions of improved business prospects and new service rollouts. Our position posted at 39% gain for the year. On the downside, our investments in Tenet Healthcare and PEC Solutions, Inc. both hurt. I described both of these stocks in previous quarters. A third down position, Amerada Hess Corporation, was a diversifying position that accounted for the third largest dollar loss over the past year. Fortunately for us, Occidental Petroleum Corporation, another diversifying position in the same industry, was one of our best performers.

Best performers - fiscal year:

Rank           Description                                  Industry                  % Gain
----           -----------                                  --------                  ------
  1    PMC - Sierra Inc.                            Semiconductors                     86.4%
  2    E*TRADE Group Inc.                           Diversified Financial Services     85.6%
  3    Aetna Inc.                                   Healthcare-Services                63.1%
  4    PerkinElmer Inc.                             Electronics                        56.8%
  5    St Jude Medical Inc.                         Healthcare-Products                55.7%
  6    Nextel Communications Inc.                   Telecommunications                 38.8%
  7    Freeport-McMoRan Copper & Gold Inc.          Mining                             37.3%
  8    Occidental Petroleum Corp.                   Oil & Gas                          36.1%
  9    Monsanto Co.                                 Agriculture                        35.6%
 10    Forest Laboratories Inc.                     Pharmaceuticals                    32.4%

Worst performers - fiscal year:

Rank         Description                             Industry                    % Loss
----         -----------                             --------                    ------
  1    Tenet Healthcare Corp.                  Healthcare-Services                -67.4%
  2    Sabre Holdings Corp.                    Leisure Time                       -56.4%
  3    Pec Solutions Inc.                      Computers                          -52.7%
  4    Maytag Corp.                            Home Furnishings                   -50.9%
  5    Dillard's Inc/AR                        Retail                             -48.8%
  6    Interpublic Group Co's Inc.             Advertising                        -46.0%
  7    Amerada Hess Corp.                      Oil & Gas                          -40.4%
  8    Supervalu Inc.                          Food                               -35.6%
  9    General Motors Corp.                    Auto Manufacturers                 -32.7%
 10    General Dynamics Corp.                  Aerospace/Defense                  -31.8%
 11    Lockheed Martin Corp.                   Aerospace/Defense                  -31.6%
 12    Pepsi Bottling Group Inc.               Beverages                          -31.5%
 13    MGIC Investment Corp.                   Insurance                          -31.2%

Top Ten Holdings

Here are the top ten stocks at the end of June quarter. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

As the following list indicates, the top 10 holdings make up 17.0% of the fund.

                                                                                                  Percent of
Rank                           Description                                     Industry           Net Assets
----                           -----------                                     --------           ----------
  1    Nextel Comm. Inc. Class A, incl. Aug. $17.5 & July $17.5 puts       Telecommunications        2.2%
  2    Coach Aug. $50, July $45 & $50 puts                                 Apparel                   2.0%
  3    Western Digital Aug. $10 & July $10, $12.5, $7.5 puts               Computers                 2.0%
  4    Amazon.com Aug. $35 & July $30, $32.5, $35 puts                     Internet                  2.0%
  5    Genentech July $65 & $70 puts                                       Biotechnology             1.8%
  6    Duke Energy Corp., incl. July $17.5 & $20, Oct. $17.5 puts          Electric                  1.6%
  7    Forest Lab's Inc., incl. July $50 put                               Pharmaceuticals           1.4%
  8    Monsanto Co, incl. July $20 put                                     Agriculture               1.4%
  9    SBC Comm. Inc., incl. Aug. $25, July $22.5 & $25 puts               Telecommunications        1.3%
 10    Bristol-Myers Sq. Co, incl. July $22.5 & $27.5 & Sept. $27.5 puts   Pharmaceuticals           1.2%
                                                                                                    ----
                                                                                                    17.0%

Risk versus reward

As a manager of a balanced fund I am as concerned about risk as I am about return. It can be a real challenge to manage risk when you make investments in several different asset classes (stocks, bonds and options) with such widely diverse risk-reward characteristics. Fortunately my job is mainly one of execution. We invest in these different asset classes with a carefully designed quantitative road map that was designed to meet our investment objective - to provide a high current return with short-term risk less than or equal to 40% of the stock market. Hence, it is very important for us to know not only our returns but how much risk was taken with our money.

We calculate short term risk by taking the sum of all negative months since inception for our fund and comparing it to the sum of all negative months for the S&P 500 for the same period. The result was -22.5% for the Balanced Fund and -61.3% for the S&P 500 Index. So, the short term risk of Balanced as a percentage of the S&P 500 is 38.8%. I am pleased with this number as it shows us that are risk reward profile is right on target.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding, asset class, or fund applies only as of the quarter end, June 30, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The previous sections of this letter concern the performance results of your Fund. The following sections written by John Montgomery and Joanna Barnhill go farther into our philosophy, views, and observations. While some fund companies have eliminated such discussion because of new laws exposing funds (and their leadership) to increased liability, at Bridgeway we remain committed to sharing the policies and views that guide our decisions. We want to go the extra mile in helping you understand our Fund and its Adviser. We will not retreat from this commitment.

10th Anniversary for Bridgeway

July 12, 1993 marked an important date in our history. It was on this day that Bridgeway Capital Management, the Adviser to Bridgeway Funds, was incorporated.

It has been a very exciting ten years. The industry has gone through incredible changes with the increase in 401k plans and 529 college savings investment programs, the introduction of the Internet, the dynamic bull and bear markets, and the continued proliferation of mutual fund products. For us, there are so many things to celebrate. Here are some of the highlights:

         - We have done very well by our long-term shareholders. Our original three funds have appreciated from two and a half to six times their original worth on August 5, 1994, including the results from the most severe and extended bear market since the 1930's.

         - We have grown from the original three mutual funds to eight mutual funds (seven Bridgeway and one fund we manage for Calvert Group). We have grown to $1 billion in assets under management. But more important than our growth is the growth of our long-term shareholders' accounts. Each of the eight funds we manage has beaten its primary market benchmark and peer benchmark since inception (although we have not done so over all shorter periods).

         - We have assembled an awesome team of people who work toward safeguarding and growing your investments. (For a brief taste of the kind of people I work with, read the customer service section below.)

         - We have continued our charitable giving programs. Bridgeway Capital Management donates half of its advisory fee profits to charitable and non-profit organizations. Last year we broke through the million dollar barrier.

Reflecting on the Four Bridgeway Values

When we started Bridgeway, we envisioned creating something different. The mutual fund industry was a "mature" industry by most standards, so Bridgeway was coming in behind the curve. A key part of our organization, our mission, was created around four business values that help inform our business decisions: integrity, investment performance, cost efficiency, and friendly service. These aren't just nice words that some management consultant left us with to gather dust after a planning exercise. They are the founding principles of our firm. We use them actively in the day-to-day life of our firm.

In reflecting on our ten-year history, I thought it would be appropriate to consider a handful of current issues and results surrounding these business values. And, after ten years, I think it is fair that you evaluate us against this mission as well.

If you have insights or comments about this section, please email them to fund@bridgewayfund.com.

Integrity: Complete Communication

TRANSLATION: The worst thing that happened at Bridgeway over the last year was failing to uncover two incorrect fund prices (net asset values per share) from Fiscal Year 2002 until preparing the Fiscal Year 2003 financials over a year later. Correcting these errors resulted in a downward restatement of the net asset value per share by $0.09 in the Micro-Cap Limited Fund and $0.05 in the Ultra-Small Company Fund.

While there are many aspects to the concept of integrity, keeping your word, doing what is right and communicating openly are three that are fairly universally accepted. We have also tried to extend our commitment to integrity into every part of our business, whether in our Code of Ethics, our disclosure of portfolio manager compensation, our performance-based fee structure (in actively-managed funds), or our policy on no soft dollars. Complete communication also includes disclosing things that did not go well. In this light, for the past six years we have chosen to share our "worst mistake of the year" (in Adviser's opinion) in our annual letter. At Bridgeway, we are committed to doing some important things and we are going to make mistakes. We learn from them and try hard not to repeat them. Shareholders tell us that they appreciate and enjoy the "down to earth" straightforward style of reporting to them.

In the fiscal year that ended June 30, 1999, we reported poor performance in our ultra-small companies due to our delay in selling some poorly-performing ones. For last fiscal year, we reported a $175,000 trading error, which we, the Adviser, paid. In the spring of 2002, our fund accounting team incorrectly recorded several securities transactions in two funds, Micro-Cap Limited and Ultra-Small Company. Two offsetting groups of transactions made the errors hard to detect until the preparation of the Fiscal Year 2003 financial statements.

In accordance with industry practice and Bridgeway's commitment, the Adviser has compensated the Fund approximately $104,000 for corrections to shareholders' accounts from the pricing errors. Micro-Cap Limited shareholders who purchased during the period that the fund re-opened in 2003 have been issued the additional shares due them. This change is reflected on their September account statements. Correcting these errors across fiscal years took quite a bit of time and resulted in delay in issuing this annual report. I apologize for both the errors and the delay. If you have questions or concerns about this issue, please call us at 800-661-3550.

Performance: A Taste of Disciplined Investment Results over the Last Five Years

Good performance is what every investor wants. There are several ways to look at this. Some people are market timers and look for short-term results. As I have commented many times and as most research indicates, this approach to investment--more often than not--leads to wealth destruction. From the beginning, Bridgeway has focused on long-term performance. While we are still considered a newcomer by many, we have two funds with nine-year track records and are looking forward to reaching the ten-year milestone next year.

TRANSLATION: Four Bridgeway Funds ranked in the Wall Street Journal's Top 50 for five-year performance as of June 30, 2003. Our focus on long-term investing is making a difference. Bridgeway has more funds in the top 50 performing funds over five years than any other mutual fund family.

As reported in the Wall Street Journal's listing of top 50 performing stock funds over the last five years, four (out of a total of five eligible) Bridgeway funds made the list: Bridgeway Aggressive Investors 1 (#10), Bridgeway Micro-Cap Limited (#11), Bridgeway Ultra-Small Company (#12), and Bridgeway Ultra-Small Company Market (#44). No other fund company had three funds on the list. As one Bridgeway partner said, "You don't have to offer a hundred funds to place some top performers if you stick to what you can do well." While I'm pleased with these results, I'm really much more interested in how our two oldest funds (Ultra-Small Company and Aggressive Investors 1) will rank at their ten-year milestones.

Cost: Drive for Low Cost Leadership

Many people are talking about costs in our industry. Despite the introduction of more efficient technologies for our business, cost efficiency has not kept up with asset growth.

TRANSLATION: Bridgeway is working to keep costs low and raise industry awareness toward more disclosure in this area.

Recently, in testimony before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises, as well as to the media, I have had the opportunity to be an industry voice in favor of lowering costs and disclosing them better. While we are not the lowest cost player in the industry (Vanguard still owns this title), we are among the lowest. We currently have the lowest expense ratio retail fund (Blue Chip 35 Index Fund), based on Morningstar data, and we continue to work hard to bring our costs down. Our actively managed funds typically have performance incentives, and since our performance has beaten its market benchmarks, our total expense ratio is higher for these funds. However, as a family of funds, we focus on keeping costs low because we believe that low costs give our shareholders better returns. There are many ways to keep costs low: we have a seven-to-one internal compensation cap, we maintain low-cost operations in Houston, we focus on quant models, and we don't advertise. Here is another example of a cost saving effort that we recently reviewed with your Fund Board:

Trading. The cost associated with trading has always been a focus at Bridgeway. Within our industry there is no clear way for shareholders to know how much trading costs are eating into their returns. While I am a proponent of more disclosure in this area, current regulations do not require it. This is unfortunate, for trading costs at industry averages can represent about 2% per year in returns--more than most expense ratios. Given the impact of this cost, we measure ourselves against the industry using an outside agency called Plexus and we review this information with the Fund Board. While the average industry player pays around five cents per share for trading, we are paying around one and a half cents per share. Without sacrificing service and quality of trading, we are continually exploring ways to be one of the lowest cost traders in the industry and to pass these savings on to the shareholders in the net returns.

With support and encouragement from your Fund's Board of Directors, we look for innovations and ideas that will help us meet our commitment to keeping costs low for you.

Service - Grandmother's Homemade Bread (from Joanna)

There is absolutely no smell on earth better than bread baking in the oven. I used to watch my grandmother mix the gooey mound of flour and yeast and warm water by hand in a huge shallow bowl. She let it rise, "punched" it down and let it rise again. After the second rise she divided it into loaves and "spanked" it to get air bubbles out. Her hands worked lovingly through each stage. Grandmother would smile as we quickly buttered the warm bread just out of the oven. No bread machine, no bakery-fresh bread, no break and bake from the freezer section can ever duplicate Grandmother's homemade bread.

There is no substitute for work done with care and with a sense of pride and true service. When prospective shareholders call our customer service group asking questions about our funds, we answer them. We often give longer explanations of fund objectives or asset classes or how to open accounts when we can tell that a caller is experiencing some confusion or frustration. We have no quotas or time limitations. We spend as much time as it takes for callers to get the information they need and their questions answered. In fact, when call volumes rise, of the 17 partners at Bridgeway, about one-half of us take calls, even those who are not "officially" in the customer service area. We all feel responsible for taking care of you.

Recently, when we considered outsourcing our customer service call center for a possible expense reduction, I felt like my grandmother would have felt if we'd bought ultra-bleached, tasteless "store-bought" bread. Cheaper? Perhaps. Expedient? Absolutely. Tasty? Satisfying? Handled with care? Hardly. Homemade service at Bridgeway: prepared with care; served warm each day.

Recent Press Coverage

Bridgeway has been receiving some very good press recently. A Forbes article (April 28, 2003), "Pay for Performance," outlines some arguments in favor of performance based fees, especially at smaller firms such as Bridgeway. "Who Says Nice Guys Finish Last?" in Business Week (June 16, 2003) discusses some of Bridgeway's shareholder-friendly policies. "A Family of Solid Mutual Funds" published in the Daily Record (New Jersey, June 8, 2003 and syndicated in many local newspapers across the country), reviews a number of the unusual features (some of them unique) of our advisory firm and funds.

Conclusion

I can't begin to tell you how honored I feel to be a part of all that is happening at Bridgeway and to be a steward of your investments. Without the trust you've shown by investing in our funds, it would not have been possible to accomplish all that we have. Thanks for your role in helping us to make Bridgeway Capital Management and Bridgeway Funds what they are today, a foundation for what we strive to become in the future.

Sincerely,
/s/ R. P. Cancelmo
Richard P. Cancelmo, Jr.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2003

                Industry  Company                                            Shares     Value
                --------  -------                                            ------   ----------
Common Stock - 43.5%
         Advertising - 0.1%
                      Interpublic Group of Cos Inc                              630   $    8,429

         Aerospace/Defense - 0.6%
                      General Dynamics Corp                                     100        7,250
                      Lockheed Martin Corp                                      270       12,844
                      United Technologies Corp                                  370       26,207
                                                                                      ----------
                                                                                          46,301
         Agriculture - 0.4%
                      Monsanto Co                                             1,700       36,788

         Apparel - 0.1%
                      VF Corp                                                   250        8,493

         Auto Manufacturers - 0.8%
                      Ford Motor Co                                           5,100       56,049
                      General Motors Corp                                       240        8,640
                                                                                      ----------
                                                                                          64,689
         Auto Parts & Equipment - 0.2%
                      Johnson Controls Inc                                      240       20,544

         Banks - 2.7%
                      AmSouth Bancorp                                         1,740       38,002
                      Charter One Financial Inc *                             1,000       31,180
                      First Tennessee National Corp                             900       39,519
                      National City Corp                                      1,100       35,981
                      SouthTrust Corp                                         1,750       47,250
                      US Bancorp                                                100        2,450
                      Wells Fargo & Co                                          600       30,240
                                                                                      ----------
                                                                                         224,622
         Beverages - 1.1%
                      Anheuser-Busch Cos Inc                                    600       30,630
                      Brown-Forman Corp *                                       300       23,586
                      Coca-Cola Enterprises Inc                                 500        9,075
                      Coors (Adolph)                                            580       28,408
                                                                                      ----------
                                                                                          91,699
         Biotechnology - 0.5%
                      Amgen Inc *                                               500       32,970
                      Millipore Corp *                                          200        8,874
                                                                                      ----------
                                                                                          41,844
         Building Materials - 0.1%
                      Masco Corp                                                500       11,925

         Chemicals - 0.5%
                      Great Lakes Chemical Corp                                 640       13,056
                      Rohm & Haas Co                                            850       26,376
                                                                                      ----------
                                                                                          39,432
         Commercial Services - 0.6%
                      Apollo Group Inc *                                        500       30,900
                      H&R Block Inc                                             400       17,300
                                                                                      ----------
                                                                                          48,200
         Computers - 1.6%
                      Hewlett-Packard Co                                      3,000       63,900
                      Lexmark International Inc *                             1,030       72,893
                                                                                      ----------
                                                                                         136,793
         Cosmetics/Personal Care - 1.0%
                      Avon Products Inc                                         800       49,760
                      Procter & Gamble Co                                       400       35,672
                                                                                      ----------
                                                                                          85,432
         Diversified Financial Service - 4.1%
                      The Bear Stearns Cos Inc                                1,100       79,662
                      Countrywide Financial Corp                                700       48,699
                      E*TRADE Group Inc *                                    10,600       90,100
                      Fannie Mae                                                300       20,232
                      Freddie Mac                                                60        3,046
                      SLM Corp                                                1,410       55,230
                      T Rowe Price Group Inc *                                1,100       41,547
                                                                                      ----------
                                                                                         338,516
         Electric - 1.3%
                      American Electric Power Co Inc                            265        7,905
                      Dominion Resources Inc/VA                                 160       10,283
                      Duke Energy Corp                                        2,250       44,888
                      Entergy Corp                                              200       10,556
                      The Southern Co                                         1,250       38,950
                                                                                      ----------
                                                                                         112,582
         Electrical Components & Equipme - 0.2%
                      American Power Conversion *                             1,000       15,610

         Food - 0.7%
                      WM Wrigley Jr Co                                        1,000       56,230

         Forest Products & Paper - 0.2%
                      Georgia-Pacific Corp                                      270        5,117
                      International Paper Co                                    270        9,647
                                                                                      ----------
                                                                                          14,764
         Healthcare - Products - 1.4%
                      Becton Dickinson & Co                                     820       31,857
                      Johnson & Johnson                                         500       25,850
                      St Jude Medical Inc *                                     540       31,050
                      Stryker Corp                                              380       26,361
                                                                                      ----------
                                                                                         115,118
         Healthcare - Services - 0.7%
                      Aetna Inc                                                 500       30,100
                      UnitedHealth Group Inc                                    620       31,155
                                                                                      ----------
                                                                                          61,255
         Household Products/Wares - 0.1%
                      Clorox Co                                                 130        5,545

         Insurance - 1.9%
                      AMBAC Financial Group Inc                                 500       33,125
                      American International Group                              180        9,932
                      MGIC Investment Corp                                      430       20,055
                      Metlife Inc *                                             600       16,992
                      The Progressive Corp                                      780       57,018
                      Safeco Corp                                               620       21,880
                                                                                      ----------
                                                                                         159,002
         Internet - 1.3%
                      Checkfree Corp *                                        3,000       84,000
                      Symantec Corp *                                           500       21,955
                                                                                      ----------
                                                                                         105,955
         Iron/Steel - 0.1%
                      United States Steel Corp                                  390        6,384

         Leisure Time - 0.4%
                      Brunswick Corp                                            370        9,257
                      Harley-Davidson Inc                                       600       23,916
                                                                                      ----------
                                                                                          33,173
         Machinery-Diversified - 0.2%
                      Deere & Co                                                300       13,710

         Media - 1.6%
                      AOL Time Warner Inc *                                   1,200       19,308
                      The McGraw-Hill Cos Inc                                   670       41,540
                      Meredith Corp                                             930       40,920
                      Tribune Co                                                680       32,844
                                                                                      ----------
                                                                                         134,612

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2003

                Industry  Company                                            Shares     Value
                --------  -------                                            ------   ----------

         Metal Fabricate/Hardware - 0.2%
                       Worthington Industries                                 1,450   $   19,430

         Mining - 0.2%
                       Freeport-McMoRan Copper &
                          Gold Inc                                              400        9,800
                       Newmont Mining Corp                                      300        9,738
                                                                                      ----------
                                                                                          19,538
         Miscellaneous Manufacturing - 2.0%
                       3M Co                                                    340       43,853
                       Danaher Corp                                             150       10,208
                       ITT Industries Inc                                       800       52,368
                       Pall Corp                                              2,600       58,500
                                                                                      ----------
                                                                                         164,929
         Office/Business Equipment - 0.1%
                       Pitney Bowes Inc                                         200        7,682

         Oil & Gas - 2.1%
                       Amerada Hess Corp                                        470       23,115
                       Burlington Resources Inc                               1,050       56,774
                       ChevronTexaco Corp                                       350       25,270
                       Exxon Mobil Corp                                         760       27,292
                       Occidental Petroleum Corp                                500       16,775
                       Royal Dutch Petroleum Co                                 560       26,107
                                                                                      ----------
                                                                                         175,333
         Oil & Gas Services - 0.3%
                       Halliburton Co                                           950       21,850

         Pharmaceuticals - 3.3%
                       AmerisourceBergen Corp                                    80        5,548
                       Bristol-Myers Squibb Co                                1,100       29,865
                       Cardinal Health Inc                                      390       25,077
                       Forest Laboratories Inc *                              1,562       85,520
                       King Pharmaceuticals Inc *                             1,300       19,188
                       Merck & Co Inc                                           600       36,330
                       Pfizer Inc                                             1,592       54,367
                       Wyeth *                                                  500       22,775
                                                                                      ----------
                                                                                         278,670
         Retail - 3.0%
                       Bed Bath & Beyond Inc *                                  620       24,068
                       Best Buy Co Inc *                                        700       30,744
                       Dillard's Inc/AR                                       1,160       15,625
                       Federated Department Stores                               20          737
                       The Gap Inc *                                          3,100       58,156
                       Lowe's Cos Inc                                         1,240       53,258
                       Staples Inc *                                          1,000       18,350
                       Starbucks Corp *                                         600       14,730
                       Yum! Brands Inc *                                      1,150       33,994
                                                                                      ----------
                                                                                         249,662
         Savings & Loans - 0.2%
                       Golden West Financial Corp                               217       17,362

         Semiconductors - 1.2%
                       Altera Corp *                                          1,000       16,430
                       Broadcom Corp *                                          700       17,437
                       PMC - Sierra Inc *                                     4,200       49,266
                       Texas Instruments Inc                                    970       17,072
                                                                                      ----------
                                                                                         100,205
         Software - 2.3%
                       Automatic Data Processing                                 20          677
                       BMC Software Inc *                                       820       13,391
                       Citrix Systems Inc *                                   1,200       24,432
                       Electronic Arts Inc *                                  1,300       96,070
                       First Data Corp                                          700       29,008
                       IMS Health Inc                                           880       15,831
                       Oracle Corp *                                          1,360       16,334
                                                                                      ----------
                                                                                         195,743
         Telecommunications - 3.4%
                       AT&T Wireless Services Inc *                           6,500       53,365
                       Avaya Inc *                                            5,200       33,592
                       Citizens Communications Co *                           2,400       30,936
                       Corning Inc *                                          4,000       29,560
                       Nextel Communications Inc *                            3,900       70,473
                       Qualcomm Inc                                             850       30,626
                       SBC Communications Inc                                 1,500       38,325
                                                                                      ----------
                                                                                         286,877
         Toys/Games/Hobbies - 0.0%
                       Mattel Inc *                                             200        3,784

         Transportation - 0.6%
                       FedEx Corp                                               700       43,421
                       Norfolk Southern Corp                                    300        5,760
                                                                                      ----------
                                                                                          49,181
                                                                                      ==========

         Total Common Stock (Identified Cost $3,348,877)                              $3,627,893

Mutual Funds - 0.2%
         REITS - 0.2%
                       Equity Residential                                       700       18,165
                                                                                      ==========

         Total Mutual Funds (Identified Cost $18,351)                                 $   18,165

Corporate Notes - 1.7%
         Corporate Notes - 1.7%
                       Leucadia National Corporation 7.75%
                          Senior Notes 08/15/03                             130,000      139,263
                                                                                      ==========

         Total Corporate Notes (Identified Cost $131,450)                             $  139,263

Short-term Bills - 14.4%
         Short-term Bills - 14.4%
                       U.S. Treasury Bills - 07/10/2003 #                   400,000      399,864
                       U.S. Treasury Bills - 12/11/2003 #                   300,000      298,683
                       U.S. Treasury Bills - 10/02/2003 #                   500,000      498,880
                                                                                      ----------
                                                                                       1,197,427
                                                                                      ==========

         Total Short-term Bills (Identified Cost $1,194,887)                          $1,197,427

U.S. Government Obligations - 23.1%                                      Principal
         U.S. Government Obligations - 23.1%
                       U.S. Treasury - 3.000% Notes
                          due 01/31/2004                                 $  100,000      101,187
                       U.S. Treasury - 1.625% Notes
                          due 01/31/2005                                    200,000      201,436
                       U.S. Treasury - 3.875% Notes
                          due 02/15/2013                                    100,000      103,062
                       U.S. Treasury - 3.000% Notes
                          due 02/29/2004                                    200,000      202,686
                       U.S. Treasury - 3.375% Notes
                          due 04/30/2004                                    300,000      305,904

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2003

                 Industry  Company                                       Principal      Value
                 --------  -------                                       ----------   ----------
         U.S. Government Obligations, continued
                       U.S. Treasury - 2.000% Notes
                          due 05/15/2006                                 $  200,000   $  202,250
                       U.S. Treasury - 2.625% Notes
                          due 05/15/2008                                    200,000      202,000
                       U.S. Treasury - 1.125% Notes
                          due 06/30/2005                                    200,000      199,312
                       U.S. Treasury - 3.500% Notes
                          due 11/15/2006                                    200,000      211,000
                       U.S. Treasury - 3.000% Notes
                          due 11/30/2003                                    100,000      100,875
                       U.S. Treasury - 2.000% Notes
                          due 11/30/2004                                    100,000      101,218
                                                                                      ----------
                                                                                       1,930,930
                                                                                      ==========
         Total U.S. Government Obligations
                         (Identified Cost $1,891,201)                                 $1,930,930

Short-term Investments - 12.9%
         Money Market Funds - 12.9%
                       Firstar U S Treasury Money Market
                          Fund Institutional                              1,073,510    1,073,510
                                                                                      ==========
         Total Short-term Investments                                                 $1,073,510
                                                                                      ==========
                          (Identified Cost $1,073,510)

Total Investments - 94.1% ($7,658,275) **                                             $7,987,188


Covered Call Options Written - (0.9)%                                        Shares
         Covered Call Options Written - (0.9)%
                       AT&T Wireless Services Inc.
                          expiring Jul 03 at $7.50                            2,000       (1,500)
                       Amgen Inc.
                          expiring Jul 03 at $60.00                             500       (3,075)
                       Apollo Group Inc.
                          expiring Aug 03 at $65.00                             500         (750)
                       The Bear Stearns Cos Inc.
                          expiring Jul 03 at $80.00                             600          (60)
                       Bristol-Myers Squibb Co.
                          expiring Jul 03 at $25.00                             500       (1,125)
                       Burlington Resources Inc.
                          expiring Aug 03 at $55.00                             500         (850)
                       Checkfree Corp.
                          expiring Aug 03 at $25.00                           3,000      (11,850)
                       Duke Energy Corp.
                          expiring Jul 03 at $15.00                           1,500       (7,425)
                       E*TRADE Group Inc.
                          expiring Jul 03 at $5.00                            7,500      (25,875)
                       E*TRADE Group Inc.
                          expiring Jul 03 at $7.50                            3,100       (3,488)
                       Electronic Arts Inc.
                          expiring Jul 03 at $75.00                             400         (520)
                       Ford Motor Co.
                          expiring Sep 03 at $12.50                           3,100       (1,008)
                       Forest Laboratories Inc.
                          expiring Jul 03 at $55.00                             700       (1,190)
                       Forest Laboratories Inc.
                          expiring Jul 03 at $65.00                             800          (60)
                       Halliburton Co.
                          expiring Jul 03 at $20.00                             900       (2,880)
                       ITT Industries Inc.
                          expiring Jul 03 at $60.00                             400       (2,220)
                       Lowe's Cos Inc.
                          expiring Jul 03 at $45.00                             600         (255)
                       Nextel Communications Inc.
                          expiring Aug 03 at $17.50                           2,500       (4,688)
                       PMC - Sierra Inc.
                          expiring Jul 03 at $15.00                           1,500         (113)
                       SBC Communications Inc.
                          expiring Jul 03 at $25.00                           1,500       (1,200)
                       SLM Corp.
                          expiring Jul 03 at $30.00                             300       (2,850)
                       Texas Instruments Inc.
                          expiring Jul 03 at $20.00                             900          (68)
                       US Bancorp
                          expiring Jul 03 at $22.50                             100         (205)
                       Worthington Industries
                          expiring Sep 03 at $15.00                           1,400         (420)
                                                                                      ----------
                                                                                         (73,675)
                                                                                      ==========
Total Covered Call Options Written
                (Identified Cost -$41,074)                                            $  (73,675)

Put Options Written - (0.8)%
         Put Options Written - (0.8)%
                       Amazon.Com Inc.
                          expiring Jul 03 at $30.00                           1,000         (150)
                       Amazon.Com Inc.
                          expiring Jul 03 at $32.50                           1,500         (488)
                       Amazon.Com Inc.
                          expiring Jul 03 at $35.00                           1,000         (750)
                       Amazon.com, Inc.
                          expiring Aug 03 at $35.00                           1,500       (3,000)
                       Bristol-Myers Squibb Co.
                          expiring Jul 03 at $22.50                             500          (38)
                       Bristol-Myers Squibb Co.
                          expiring Jul 03 at $27.50                           1,000         (975)
                       Bristol-Myers Squibb Co.
                          expiring Sep 03 at $27.50                           1,000       (1,700)
                       Citrix Systems Inc .
                          expiring Aug 03 at $75.00                             300         (975)
                       Citrix Systems Inc.
                          expiring Jul 03 at $70.00                             900         (473)
                       Coach Inc.
                          expiring Aug 03 at $50.00                             500       (1,425)
                       Coach Inc.
                          expiring Jul 03 at $45.00                           1,000         (350)
                       Coach Inc.
                          expiring Jul 03 at $50.00                           2,000       (3,700)
                       Duke Energy Corp.
                          expiring Jul 03 at $17.50                           1,500          (75)
                       Duke Energy Corp.
                          expiring Jul 03 at $20.00                           2,000       (1,100)
                       Duke Energy Corp.
                          expiring Oct 03 at $17.50                           1,500         (975)
                       Edison International Inc.
                          expiring Jul 03 at $15.00                           3,000         (900)
                       Edison International Inc.
                          expiring Oct 03 at $17.50                           1,500       (3,300)
                       Forest Laboratories Inc.
                          expiring Jul 03 at $50.00                             700         (368)
                       Genentech Inc.
                          expiring Jul 03 at $65.00                             700         (508)

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2003

                 Industry  Company                                           Shares     Value
                 --------  -------                                           ------   ----------
         Put Options Written, continued
                      Genentech Inc.
                         expiring Jul 03 at $70.00                            1,500   $   (2,963)
                      Marathon Oil Corp.
                         expiring Jul 03 at $25.00                            2,000         (200)
                      Marathon Oil Corp.
                         expiring Aug 03 at $17.50                            1,500       (1,913)
                      Nextel Communications Inc.
                         expiring Jul 03 at $17.50                            5,000       (3,375)
                      Pacificare Health Systems
                         expiring Aug 03 at $50.00                            1,500       (6,000)
                      SBC Communications Inc.
                         expiring Aug 03 at $25.00                            1,000       (1,050)
                      SBC Communications Inc.
                         expiring Jul 03 at $22.50                            1,000         (100)
                      SBC Communications Inc.
                          expiring Jul 03 at $25.00                           1,000         (550)
                      AT & T expiring Aug 03 at $20.00                        1,000       (1,725)
                      AT & T expiring Jul 03 at $17.50                        2,500         (563)
                      AT & T expiring Oct 03 at $20.00                        1,400       (3,325)
                      Western Digital Corp.
                         expiring Aug 03 at $10.00                            2,000       (1,600)
                      Western Digital Corp.
                         expiring Jul 03 at $10.00                            2,500       (1,063)
         Put Options Written, continued
                      Western Digital Corp.
                         expiring Jul 03 at $12.50                            7,000      (15,400)
                      Western Digital Corp.
                         expiring Jul 03 at $7.50                             5,000         (375)
                                                                                      ----------
                                                                                         (62,795)
                                                                                      ==========
         Total Put Options Written (Identified Cost $-75,282)                         $  (62,795)

Other Assets and Liabilities, net - 5.9%                                                 493,113
                                                                                      ==========
Total Net Assets - 100.0%                                                             $8,343,831
                                                                                      ==========

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to June 30, 2003.

** See Note 8.

## Pledged as collateral on futures contracts.

See accompanying notes to financial statements.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2003

ASSETS:
    Investments at value (cost - $7,658,275)                                                $7,987,188
    Receivable for shares sold                                                               1,083,347
    Receivable for interest                                                                     14,692
    Receivable for dividends                                                                     2,605
    Prepaid expenses                                                                             3,224
------------------------------------------------------------------------------------------------------
       Total assets                                                                          9,091,056
------------------------------------------------------------------------------------------------------

LIABILITIES:
    Bank overdraft                                                                             101,260
    Payable for investments purchased                                                          498,880
    Payable for management fee                                                                   1,461
    Accrued expenses                                                                             9,154
    Call options written at value (premiums received $41,074)                                   73,675
    Put options written at value (premiums received $75,282)                                    62,795
------------------------------------------------------------------------------------------------------
       Total liabilities                                                                       747,225
------------------------------------------------------------------------------------------------------
    NET ASSETS ( 830,323 SHARES OUTSTANDING)                                                $8,343,831
======================================================================================================
    Net asset value, offering and redemption price per share ($8,343,831 / 830,323)         $    10.05
======================================================================================================

NET ASSETS REPRESENT:
    Paid-in capital                                                                         $8,103,036
    Undistributed net investment income                                                         28,402
    Undistributed net realized gain (loss)                                                     (96,405)
    Net unrealized appreciation of investments                                                 308,798
------------------------------------------------------------------------------------------------------
    NET ASSETS                                                                              $8,343,831
======================================================================================================

See accompanying notes to financial statements.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2003

INVESTMENT INCOME:
    Dividends                                                     $  61,250
    Interest                                                         57,467
---------------------------------------------------------------------------
       Total income                                                 118,717

EXPENSES:
    Management fees                                                  35,605
    Registration fees                                                 1,242
    Accounting fees                                                  30,957
    Audit fees                                                       17,514
    Custody fees                                                     12,934
    Insurance                                                           251
    Legal fees                                                          427
    Directors fees                                                      179
    Miscellaneous                                                        57
---------------------------------------------------------------------------
       Total expenses                                                99,166
    Less fees waived                                                (43,385)
---------------------------------------------------------------------------
       Net expenses                                                  55,781
---------------------------------------------------------------------------

NET INVESTMENT INCOME                                                62,936
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                               (336,871)
    Net realized gain on options                                    316,260
    Net realized loss on futures contracts                          (75,794)
    Net change in unrealized appreciation                           276,940
---------------------------------------------------------------------------
    Net realized and unrealized gain                                180,535
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 243,471
===========================================================================

See accompanying notes to financial statements.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                            Year ended        Year ended
                                                          June 30, 2003      June 30, 2002
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                   $    62,936        $    11,515
   Net realized loss on investments                           (336,871)       $     4,058
   Net realized gain on options                                316,260                  0
   Net realized loss on futures                                (75,794)                 0
   Net change in unrealized appreciation                       276,940             31,858
-----------------------------------------------------------------------------------------
     Net increase (decrease) resulting from operations         243,471             47,431
-----------------------------------------------------------------------------------------
   Distributions to shareholders:
     From net investment income                                (37,020)            (9,029)
     From realized gains on investments                         (4,058)                 0
-----------------------------------------------------------------------------------------
       Total distributions to shareholders                     (41,078)            (9,029)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
   Proceeds from sale of shares                              4,220,923          5,066,840
   Reinvestment of dividends                                    41,032              8,845
   Cost of shares redeemed                                  (1,080,443)          (524,161)
-----------------------------------------------------------------------------------------
     Net increase from Fund share transactions               3,181,512          4,551,524
-----------------------------------------------------------------------------------------
     Net increase in net assets                              3,383,905          4,589,926
NET ASSETS:
   Beginning of period                                       4,959,926            370,000
-----------------------------------------------------------------------------------------
   End of period (including undistributed net investment
     income of $28,402 and $2,486, respectively)           $ 8,343,831        $ 4,959,926
=========================================================================================

Number of Fund shares:
   Sold                                                        437,874            519,117
   Issued on dividends reinvested                                4,388                921
   Redeemed                                                   (114,712)           (54,265)
-----------------------------------------------------------------------------------------
     Net increase                                              327,550            465,773
   Outstanding at beginning of period                          502,773             37,000
-----------------------------------------------------------------------------------------
   Outstanding at end of period                                830,323            502,773
=========================================================================================

See accompanying notes to financial statements.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout the period)

                                                         Year ended        Year ended
                                                        June 30, 2003     June 30, 2002    June 30, 2001*
PER SHARE DATA
    Net asset value,
        beginning of period                             $        9.87     $       10.00     $       10.00
---------------------------------------------------------------------------------------------------------

    Income (loss) from investment operations:
            Net investment income**                              0.10              0.04              0.00
            Net realized and
                unrealized loss                                  0.15             (0.12)             0.00
---------------------------------------------------------------------------------------------------------
    Total from investment operations                             0.25             (0.08)             0.00
---------------------------------------------------------------------------------------------------------

    Less distributions to shareholders:
        Net investment income                                   (0.06)            (0.05)             0.00
        Net realized gains                                      (0.01)             0.00              0.00
---------------------------------------------------------------------------------------------------------
    Total distributions                                         (0.07)            (0.05)             0.00
---------------------------------------------------------------------------------------------------------

    Net asset value, end of period                      $       10.05     $        9.87     $       10.00
=========================================================================================================

TOTAL RETURN [1]                                                 2.57%            (0.80%)            0.00%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                           $   8,343,831     $   4,959,926     $     370,000
    Ratios to average net assets:
        Expenses after waivers
            and reimbursements                                   0.94%             0.94%             0.00%
        Expenses before waivers
            and reimbursements                                   1.66%             2.07%             0.00%
        Net investment income after waivers
            and reimbursements                                   1.06%             0.49%             0.00%

    Portfolio turnover rate                                      98.2%            112.5%              0.0%

[1] Not annualized for periods less than a year.

 * June 30, 2001 was initial offering.

** Based on average daily shares outstanding.


See accompanying notes to financial statements.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS

1.       Organization:

         Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

         On June 25, 2003 the Bridgeway Fund Board of Directors changed the name of Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to more accurately describe the group of funds in the series. The Board also approved calling each "Portfolio" in the series a "Fund" to bring the investment companies' names in line with industry practice. Two funds were renamed: Ultra-Large 35 Index became Blue Chip 35 Index Fund to increase investors' understanding of the type of companies in which the fund invests and Ultra-Small Company Tax Advantage became Ultra-Small Company Market to simplify its name and to clarify that it may be appropriate for nontaxable accounts.

         Bridgeway is organized as a series fund and, as of June 30, 2003, has seven funds: the Aggressive Investors 1 Fund, the Aggressive Investors 2 Fund, the Ultra-Small Company Fund, the Ultra-Small Company Market Fund, the Micro-Cap Limited Fund, the Blue Chip 35 Index Fund, and the Balanced Fund.

         On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On January 7, 2002, the Micro-Cap Limited Fund closed to all investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements of the Balanced Fund (the "Fund").

         Securities, Options, Futures and other Investments Valuation

         Securities and futures are valued at the closing price traded on a principal U.S. securities exchange and on NASDAQ. Options are valued at the average of the closing bid and ask prices. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund provides for various investment options, including stocks, bonds, futures and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Derivative Instruments:

         The Fund may use derivative securities such as futures, stock options and index options.

         Futures

         A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Fund which serve as collateral for open futures contracts are indicated on the Schedule of Investments.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

3.       Derivative Instruments, Continued:

         Options

         An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect he current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extingquished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security which the Fund purchased upon exercise of the option.

         Covered Call Options and Secured Puts

         The Fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. A summary of the option transactions written by the Balanced Fund follows:

                                    Written Call Options         Written Put Options
                                   -----------------------      ---------------------
                                    Contracts    Premiums       Contracts   Premiums
                                   ----------   ----------      ---------   ---------
Outstanding, June 30, 2002                 71    $  13,194          276     $  41,723
Positions opened                        3,781      460,476        3,397       427,983
Exercised                              (1,485)    (179,476)      (1,427)     (213,310)
Expired                                (1,604)    (183,703)      (1,435)     (159,387)
Closed                                   (415)     (69,417)        (172)      (21,727)
Split                                       0            0            3             0
                                    ---------   ----------      -------     ---------
Outstanding, June 30, 2003                348    $  41,074          639     $  75,282
                                    =========   ==========      =======     =========

Market value, June 30, 2003                     ($ 73,675)                 ($  62,795)
                                                ==========                  =========

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser, a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

5.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         At June 30, 2003, Bridgeway Funds, Inc. and certain other related parties owned 14.6% of the outstanding shares of the Balanced Fund.

         The Adviser has agreed to reimburse the Fund for any operating expenses above 0.94%. To achieve this expense level the Adviser has waived fees of $43,385 for the year ended June 30, 2003. The Adviser expects to continue this contractual level of reimbursement, for the foreseeable future.

6.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid quarterly based on the average month end total assets of the Fund for the quarter plus a fee per transaction.

7.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents and U.S. Government obligations were $4,601,416 and $4,635,784, respectively, for the year ended June 30, 2003. U.S. Government obligation purchases and sales were $997,959 and $0, respectively.

8.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided. The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

         Aggregate unrealized gain            $  540,282
         Aggregate unrealized loss               211,369
         Net gain (loss)                         328,913
         Cost of investments                   7,658,275
         Capital loss carryover *                (96,405)

* Expires 2011

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                         (FORMERLY, BALANCED PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued

8.       Federal Income Taxes, Continued:

         The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the tax basis distributions as well as the components of distributable earnings.

Distributable Earnings
   Ordinary income                                                       $ 28,402
   Long-term gains (capital losses)                                       (96,405)
   Unrealized appreciation(depreciation)                                  308,798
Tax Distributions
   Ordinary income                                                       $ 37,020
   Long-term capital gains                                                  4,058

         During the year ended June 30, 2003, the Fund paid a dividend from net investment income of $0.06196 and a short term capital gain distribution of $0.00679 per share to shareholders of record.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Fund (the "Fund"), one of the funds constituting Bridgeway Funds, Inc., at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from inception to June 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLC
October 13, 2003
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                             Directors and Officers
                             June 30, 2003 unaudited

The Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years:

INDEPENDENT DIRECTORS

                           Position(s)      Term of
                            Held with     Office and                                        # of Bridgeway
                           Bridgeway       Length of     Principal Occupation(s) During     Funds Overseen     Other Directorships
Name, Address(1), and Age    Funds        Time Served           Past Five Years               by Director        Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell           Director       Term:           Senior Pastor of Windsor             Eleven            Continental
Age 50                                     1 Year          Village United Methodist                               Airlines,Inc.,
                                           Length:         Church, since 1982                                     JP Morgan Chase
                                           2 Years                                                                Advisory Board,
                                                                                                                  American Church
                                                                                                                  Mortgage Company,
                                                                                                                  Reliant Resources,
                                                                                                                  Inc. [energy &
                                                                                                                  electricity
                                                                                                                  services].

Karen S. Gerstner           Director       Term:           Attorney and Partner,                Eleven            None
Age 48                                     1 Year          Davis Ridout, Jones and
                                           Length:         Gerstner LLP, 1/1999 to
                                           9 Years         present.  Attorney and
                                                           Partner, Dinkins, Kelly,
                                                           Lenox, Gerstner & Lamb,
                                                           LLP, 1/1/1988 - 11/1998

Miles Douglas Harper, III   Director       Term:           Partner, 10/1998 to                  Eleven            Calvert Large-Cap
Age 41                                     1 Year          present Gainer, Donnelly,                              Growth Fund(2)
                                           Length:         Desroches, LLP                                         (1 Portfolio)
                                           9 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                           Positions                                                             Number of
                           Held with      Team of Office                                         Bridgeway
                           Bridgeway      and Length of     Principal Occupation(s) During     Funds Overseen    Other Directorships
Name, Address(1), and Age    Funds         Time Served            Past Five Years               by Director       Held by Director
------------------------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery       President      Term:               President, Bridgeway                Eleven              None
Age 48                      and            1 Year              Funds, 11/1993 - Present.
                            Director       Length:             President, Bridgeway
                                           10 Years            Capital Management, Inc.,
                                                               7/1993-present.

Michael D. Mulcahy          Director       Term: 1 year        Director and Staff Member,          Eleven              None
Age 40                                     Length:             Bridgeway Capital
                                           10/01/2003 to       Management, Inc., 12/2002
                                           present             - present. Vice President,
                                                               Hewlett Packard,
                                                               1/2001-12/20002. Executive
                                                               Vice President, Artios,
                                                               Inc. [Internet Co.],
                                                               10/1998 - 1/2001.

Joanna Barnhill             Secretary      Term: 1 year        Staff Member, Bridgeway
Age 53                                     Length:             Capital Management, Inc.
                                           11/22/1993 to       since 1993
                                           present

Glen Feagins                Treasurer      Term: 1 year        Staff member, Bridgeway
Age 57                                     Length:             Capital Management, Inc.
                                           10/23/1996 to       since 1995
                                           present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.